    As filed with the Securities and Exchange Commission on February 28, 1995.

                                                    File Nos. 33-16048; 811-5254


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /

                        Pre-Effective Amendment No. __
                                                                    /   /


                        Post-Effective Amendment No. 21             / X /


                                       and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                     ACT OF 1940                    / X /


                                   Amendment No. 23                 / X /
                        (Check appropriate box or boxes)


                          JOHN HANCOCK SERIES, INC.
    ---------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

         101 Huntington Avenue, Boston, Massachusetts      02199-7603
    ---------------------------------------------------------------------
          (Address of principal executive office)           Zip Code

      Registrant's Telephone Number, including Area Code: (617) 375-1700
    ---------------------------------------------------------------------
                Thomas H. Drohan, John Hancock Advisers, Inc.
                   101 Huntington Avenue, Boston, MA 02199


    It is proposed that this filing will become effective (check appropriate box)


            /   /      immediately upon filing pursuant to paragraph (b), or

            / X /      on March 1, 1996 pursuant to paragraph (b), or

            /   /      60 days after filing pursuant (a), or


            /   /      on (date) pursuant to paragraph (a) of
                       Rule 485


The Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on or about December 26, 1995.

                          JOHN HANCOCK SERIES, INC.

                            CROSS REFERENCE SHEET

                          __________________________


              Pursuant to Rule 485(b) under the Securities Act of 1993

         ITEM NUMBER
         FORM N-1A                                  STATEMENT OF ADDITIONAL
         PART A            PROSPECTUS CAPTION         INFORMATION CAPTION
         ___________________________________________________________________

              1        Front Cover Page                         *

              2        Expense Information; The                 *
                       Fund's Expenses; Share
                       Price

              3        The Fund's Financial                     *
                       Highlights; Performance

              4        Investment Objective and                 *
                       Policies; Organization and
                       Management of the Fund

              5        Organization and                         *
                       Management of the Fund;
                       The Fund's Expenses; Back
                       Cover Page

              6        Organization and                         *
                       Management of the Fund;
                       Dividends and Taxes; How
                       to Buy Shares; How to
                       Redeem Shares; Additional
                       Services and Programs

              7        How to Buy Shares; Share                 *
                       Price; Additional Services
                       and Programs; The Fund's
                       Expenses; Back Cover Page

              8        How to Redeem Shares                     *

              9        Not Applicable                           *

             10                    *                   Front Cover Page

         ITEM NUMBER
         FORM N-1A                                  STATEMENT OF ADDITIONAL
         PART A            PROSPECTUS CAPTION         INFORMATION CAPTION
         ___________________________________________________________________

             11                    *                  Table of Contents

             12                    *                  Organization of the
                                                      Corporation

             13                    *                  Investment Objective
                                                      and Policies; Certain
                                                      Investment Practices;
                                                      Investment
                                                      Restrictions

             14                    *                  Those Responsible for
                                                      Management

             15                    *                  Those Responsible for
                                                      Management

             16                    *                  Investment Advisory
                                                      and Other Services;
                                                      Distribution
                                                      Contracts; Transfer
                                                      Agent Services;
                                                      Custody of Portfolio;
                                                      Independent Auditors

             17                    *                  Brokerage Allocation

             18                    *                  Description of
                                                      Corporation's Shares

             19                    *                  Net Asset Value;
                                                      Additional Services
                                                      and Programs

             20                    *                  Tax Status

             21                    *                  Distribution Contract

             22                    *                  Calculation of
                                                      Performance

             23                    *                  Financial Statements



JOHN HANCOCK
MONEY MARKET
FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

MARCH 1, 1996

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Expense Information...................................................................     2
The Fund's Financial Highlights.......................................................     3
Yield Information.....................................................................     5
Investment Objective and Policies.....................................................     5
Organization and Management of the Fund...............................................     6
The Fund's Expenses...................................................................     7
Dividends and Taxes...................................................................     8
How to Buy Shares.....................................................................     9
Share Price...........................................................................    11
How to Redeem Shares..................................................................    14
Additional Services and Programs......................................................    16
Investments, Techniques and Risk Factors..............................................    19


  This Prospectus sets forth the information about John Hancock Money Market Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference.
  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995, adjusted to reflect fees and expenses. Actual fees and expenses may be greater or less than those indicated.



                                                                                                      CLASS A         CLASS B
                                                                                                      SHARES          SHARES
                                                                                                      -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price)......................     None            None
Maximum sales charge imposed on reinvested dividends...............................................     None            None
Maximum deferred sales charge......................................................................     None            5.00%
Redemption fee+....................................................................................     None            None
Exchange fee.......................................................................................     None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee (net of reduction)..................................................................     0.40%           0.40%
12b-1 fee (net of reduction)*......................................................................     0.15%           1.00%
Other expenses**...................................................................................     0.59%           0.59%
Total Fund operating expenses (net of reduction)***................................................     1.14%           1.99%


  * The amount of the 12b-1 fee used to cover service expenses will be up to 0.15% and 0.25% of the Fund's average net assets attributable to Class A and Class B shares, respectively, and any remaining portion will be used to cover distribution expenses.
 ** Other Expenses include transfer agent, legal, audit, custody and other expenses.

*** Total Fund operating expenses in the table reflect the current agreement between the Fund and the Fund's distributor. In the future, the Class A Expenses also reflect the reduction of the management fee by the Fund's investment adviser. The higher fee cannot be reinstated without the Trustees' consent. Without such a reduction the management fee of the Class A and Class B shares, respectively, would have been estimated as 0.50% and 0.50%. Without these reductions the total fund operating expenses of the Class A and Class B shares would have been 1.34% and 2.09%, respectively.

  + Redemption by wire fee (currently $4.00) not included.


                                   EXAMPLE:                                       1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                   --------                                       -------     --------     --------     ---------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares.................................................................     $12         $ 36         $ 63         $ 139
Class B Shares
    -- Assuming complete redemption at end of period...........................     $70         $ 92         $127         $ 210
    -- Assuming no redemption..................................................     $20         $ 62         $107         $ 210


(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown).

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."

THE FUND'S FINANCIAL HIGHLIGHTS

  The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.




  Selected data for a Class A share outstanding throughout each period is as follows:



                                                                                                            FOR THE PERIOD
                                                                                                          SEPTEMBER 12, 1995
                                                                                                           (COMMENCEMENT OF
                                                                                                            OPERATIONS) TO
                                                                                                           OCTOBER 31, 1995
                                                                                                          -------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...................................................................       $  1.00
                                                                                                                -------
  Net Investment Income..................................................................................          0.01
                                                                                                                -------
  Less Distributions:
  Dividends from Net Investment Income...................................................................         (0.01)
                                                                                                                -------
  Net Asset Value, End of Period.........................................................................       $  1.00
                                                                                                                =======
  Total Investment Return at Net Asset Value (d).........................................................          0.64%(e)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..............................................................       $20,942
  Ratio of Expenses to Average Net Assets................................................................          1.07%*
  Ratio of Net Investment Income to Average Net Assets...................................................          4.94%*


  * On an annualized basis.

(a) On an unreimbursed basis without expense reduction.

(b) On December 22, 1994 John Hancock Advisers, Inc. became the Investment Adviser of the Fund.

(c) An estimated total return calculation takes into consideration fees and expenses waived or borne by the adviser during the periods shown.

(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Financial highlights, including total return, are for the period from October 26, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.

THE FUND'S FINANCIAL HIGHLIGHTS


  Selected data for a Class B share outstanding throughout each period is as follows:



                                                                                                                        PERIOD
                                                       YEAR ENDED OCTOBER 31,                                           ENDED
                    ---------------------------------------------------------------------------------------------    OCTOBER 31,
                      1995        1994        1993        1992        1991        1990        1989        1988         1987(F)
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------    ------------
CLASS B
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value,
  Beginning of
  Period...........   $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $ 1.00        $  1.00
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment
  Income...........      0.04       0.02        0.01        0.02        0.05        0.06        0.07        0.06         0.0007
Less Distributions
Dividends from Net
  Investment
  Income...........     (0.04)     (0.02)      (0.01)      (0.02)      (0.05)      (0.06)      (0.07)      (0.06)       (0.0007)
                      -------    -------     -------     -------     -------     -------     -------      ------        -------
Net Asset Value,
  End of Period....   $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $ 1.00        $  1.00
                      =======    =======     =======     =======     =======     =======     =======      ======        =======
Total Investment
  Return at Net
  Asset Value(d)...      4.07%      1.87%       0.85%       1.73%       4.61%       6.30%       7.40%       6.06%          0.06%
                      =======    =======     =======     =======     =======     =======     =======     =======        =======
Total Adjusted
  Investment Return
  at Net Asset
  Value(a)(c)......        --         --          --          --        4.49%       6.15%       6.93%       5.16%          0.04%
RATIOS AND
  SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's
  omitted).........   $54,313    $58,366     $31,546     $31,480     $20,763     $21,099     $13,610      $7,692        $ 2,535
Ratio of Expenses
  to Average Net
  Assets...........      1.92%      2.06%       2.44%       2.47%       2.11%       2.16%       2.12%       1.51%          0.01%
                      -------    -------     -------     -------     -------     -------     -------      ------        -------
Ratio of Adjusted
  Expenses to
  Average Net
  Assets)(a).......        --         --          --          --        2.23%(a)     2.31%      2.59%       2.41%          0.03%
Ratio of Net
  Investment Income
  to Average Net
  Assets...........      3.96%      1.97%       0.85%       1.69%       4.45%       6.11%       7.16%       6.01%          0.07%
Ratio of Adjusted
  Net Investment
  Income to Average
  Net Assets(a)....        --         --          --          --        4.33%       5.96%       6.69%       5.11%          0.05%

---------------

  * On an annualized basis.

(a) On an unreimbursed basis without expense reduction.

(b) On December 22, 1994 John Hancock Advisers, Inc. became the Investment Adviser of the Fund.

(c) An estimated total return calculation takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.

(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Financial highlights, including total return, are for the period from October 26, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.


YIELD INFORMATION


For the seven days ended October 31, 1995, the Fund's annualized yield and effective yield on Class A shares was 4.78% and 4.90%, respectively. For the seven days ended October 31, 1995, the Fund's annualized yield and effective yield on Class B shares was 4.03% and 4.12%, respectively. On October 31, 1995, the Fund's average portfolio maturity was 58 days.


Current information on the Fund's annualized yield during a recent seven-day period may be obtained by calling the Easi-Line at 1-800-338-8080 or a John Hancock customer service representative, 1-800-225-5291.

Yield for Class B shares reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the applicable period. The yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the yield may differ with respect to that class for the same period. For information on how the Fund calculates its annualized yield see the Statement of Additional Information.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to provide maximum current income consistent with capital preservation and liquidity. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities, and there is no assurance that the investment objective will always be achieved.

-------------------------------------------------------------------------------
                   THE FUND SEEKS TO PROVIDE MAXIMUM CURRENT
                   INCOME CONSISTENT WITH CAPITAL
                   PRESERVATION AND LIQUIDITY.
-------------------------------------------------------------------------------

The Fund seeks to achieve its objective by investing in money market instruments including, but not limited to, U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (E.G. the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. As a fundamental policy, the Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks and (ii) foreign branches of U.S. banks where John Hancock Advisers, Inc. (the "Adviser"), the Fund's investment adviser, has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. All of the Fund's investments will be denominated in U.S. dollars.

At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but

-------------------------------------------------------------------------------
                   THE FUND INVESTS ONLY IN HIGH-QUALITY
                   SECURITIES BELIEVED TO PRESENT MINIMAL
                   CREDIT RISKS, UNDER PROCEDURES ADOPTED BY
                   THE BOARD OF DIRECTORS.
-------------------------------------------------------------------------------
are determined by the Adviser, based on procedures adopted by the Fund's
Board of Directors, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer. For a description of the ratings assigned by the rating organizations, see the Statement of Additional Information.

All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

The Fund has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information, where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and, except as otherwise expressly provided, its investment policies are nonfunda-

-------------------------------------------------------------------------------
                   BY LIMITING THE MATURITY OF ITS
                   INVESTMENTS, THE FUND SEEKS TO LESSEN THE
                   CHANGES IN THE VALUE OF ITS ASSETS CAUSED
                   BY MARKET FACTORS.
-------------------------------------------------------------------------------
mental and may be changed by a vote of the Board of Directors without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested directors of the John Hancock funds.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES THAT MAY
                   HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------
See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.
ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund is a diversified series of the Company, which is an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes of these series, which are separately managed and have different investment objectives. The Directors have authorized the issuance of three classes of the Fund, designated Class A, Class B and Class S. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class is subject to different fees and expenses (which affect performance), has different minimum investment requirements, is entitled to different services and, in the case of Class S shares, may be offered only through certain brokers. Also,

-------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS ELECTS OFFICERS AND
                   RETAINS THE INVESTMENT ADVISER WHO IS
                   RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS
                   OF THE FUND, SUBJECT TO THE BOARD OF
                   DIRECTORS' POLICIES AND SUPERVISION.
-------------------------------------------------------------------------------

Class A, Class B and Class S shareholders have exclusive voting rights with respect to their distribution plans. Class S shares of the Fund are available exclusively to investors who maintain brokerage accounts with certain brokers who offer the Fund's shares as part of a sweep account arrangement. Class S shares are not subject to a sales charge on purchases, redemptions or reinvested dividends, nor are they subject to deferred sales charges or an exchange fee. Class S expenses are identical to those of Class A shares except that the 12b-1 fee is 0.40% of average daily net assets on Class S shares. Information regarding Class S shares may be obtained from an investor's sales representative or from the Fund by calling the number on the back cover of this Prospectus. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders of the Fund.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers who have arrangements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------

                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.

-------------------------------------------------------------------------------


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


THE FUND'S EXPENSES


For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year end was 0.50% of the Fund's average daily net assets. The fee has been reduced to 0.40% of the Fund's average daily net assets and can not be restated to 0.50% without the Trustees' consent.



The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, John Hancock Funds and the Fund have agreed to limit the distribution and service fees pursuant to the Plans to 0.15% of the Class A shares' average daily net assets and to 1.00% of the Class B shares' average daily net assets. In the future, the Class A distribution fee could increase to 0.25%. In the case of the Class A Plan and the Class B Plan, up to 0.15% and 0.25%, respectively, is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John


-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

Hancock Funds for its distribution expenses, including but not limited to:
(i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares;
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans for Class B shares; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.


For the fiscal year ended October 31, 1995, an aggregate of $947,545 of distribution expenses or 1.78% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The higher ongoing distribution fee of Class B shares will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES
DIVIDENDS. The Fund generally declares dividends daily and distributes dividends monthly, representing all or substantially all of its net investment income.

Purchase orders which are received together with Federal funds by wire before 12:00 noon New York time will receive the dividend declared that day and other purchase orders, including any order with payment other than by Federal funds, will begin receiving dividends the following business day. Redemption orders received prior to 12:00 noon New York time will not receive that day's dividends.

-------------------------------------------------------------------------------
                   THE FUND GENERALLY DECLARES DIVIDENDS
                   DAILY AND DISTRIBUTES DIVIDENDS MONTHLY.
-------------------------------------------------------------------------------


Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than those on the Class A shares. See "Share Price."


TAXATION. Dividends from the Fund's net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains, if any, are taxable as long-term capital gain. The Fund does not anticipate that it will generally realize any long-term capital gains. Dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be treated as if you received them the previous December. The Fund will send you a statement by January 31 showing the federal tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code.


On the account application, you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends.


In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investment in and distributions from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax rules not described herein. You should consult your tax adviser for specific advice.

HOW TO BUY SHARES

Initial purchases of Class A and Class B shares of the Fund may be made either directly or by exchanging amounts from the same class of another John Hancock mutual fund.

Due to the fee under the distribution plan and the contingent deferred sales charge, Class B shares of the Fund are intended only as a temporary investment pending exchanges into Class B shares of other John Hancock mutual funds. If you do not intend to exchange your shares of the Fund for Class B shares of another John Hancock mutual fund, you should purchase Class A shares.

--------------------------------------------------------------------------------
    The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are making an initial purchase of Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.

---------------------------------------------------------------------------------------
                   OPENING AN ACCOUNT
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation, P.O. Box 9115, Boston, MA 02205-9115.
                  2.   Deliver the completed application and check to your registered representative or Selling Broker or mail it directly to
                       Investor Services.
---------------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Money Market Fund
                           (Class A or Class B shares)
                           Your Account Number Name(s) under which account is
                           registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
                  4.   SAME DAY. To receive the dividend declared on the same day you wire funds, you must telephone your order to Investor Services toll free 1-800-225-5291 by 12:00 noon New York time that day.
                       See "Dividends and Taxation."
---------------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application designating a
    ACCUMULATION       bank account from which funds may be drawn.


    PROGRAM       2.   The amount you elect to invest will be withdrawn automatically
    (MAAP)             from your bank or credit union account.
---------------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES
---------------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                       (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest in Class A shares.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
---------------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                       John Hancock Investor Services Corporation
                       P.O. Box 9115
                       Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Money Market Fund
                       (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered

                       SAME DAY. To receive the dividend declared on the same day you wire funds, you must telephone your order to Investor Services toll free 1-800-225-5291 by 12:00 noon New York time that day.
                       See "Dividends and Taxation."
---------------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made to Investor Services.
---------------------------------------------------------------------------------------


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------

                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.

-------------------------------------------------------------------------------
SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued at amortized cost, which the Board of Directors has determined to approximate market value. Under the amortized cost pricing method, a portfolio investment is valued at its cost and thereafter any discount or premium is amortized to maturity, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost pricing facilitates the maintenance of a $1.00 constant net asset value per share, but, of course, this cannot be guaranteed.


-------------------------------------------------------------------------------
                   THE PRICE OF YOUR SHARES IS THEIR NET
                   ASSET VALUE PER SHARE, WHICH WILL NORMALLY
                   BE CONSTANT AT $1.00.
-------------------------------------------------------------------------------
The NAV is calculated twice daily, at 12:00 noon Eastern time and as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

The price you pay for shares of the Fund equals the NAV computed after your investment is accepted in good order by John Hancock Funds, which will normally be constant at $1.00 per share. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's price.

CLASS A SHARES. You will not incur a sales charge when you purchase Class A shares.

CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE. Class B shares are offered at net asset value per share without an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including Class B shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from Class B shares you have held beyond the applicable CDSC redemption period or those you acquired through reinvestment of dividends, and next from the Class B shares you have held the longest during the CDSC redemption period. The CDSC is waived on redemptions in certain circumstances. See discussion "Waiver of Contingent Deferred Sales Charges" below.


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses part of them to defray its expenses related to providing the Fund with distribution services to the Fund in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell the Class B shares without an initial sales charge.


The amount of the CDSC, if any, will vary depending on the number of years from the time you purchased your Class B shares or you purchased Class B shares of another John Hancock mutual fund which were subsequently exchanged into Class B shares of the Fund until the time you redeem your Class B shares of the Fund.
Solely for the purpose of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                          CONTINGENT DEFERRED SALES
   YEAR IN WHICH CLASS B SHARES                           CHARGE AS A PERCENTAGE OF
   REDEEMED FOLLOWING PURCHASE                                AMOUNT REDEEMED
   ----------------------------                           -------------------------
   First                                                             5.0%
   Second                                                            4.0%
   Third                                                             3.0%
   Fourth                                                            3.0%
   Fifth                                                             2.0%
   Sixth                                                             1.0%
   Seventh and thereafter                                            None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value, at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to systematic withdrawal plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B SHARE AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
 70 1/2 from a tax-deferred retirement plan.
- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.
- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $1,000 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, nor should it change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments which were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------



Once your shares are redeemed, the Fund generally sends you payment on the next business day. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.


---------------------------------------------------------------------------------------
    BY CHECK      You may elect the checkwriting privilege which allows you to write checks in amounts from a minimum of $100. Checks may not be written against shares in your account which have been purchased within the last 10 days, except for shares purchased by wire transfer (which are immediately available).
---------------------------------------------------------------------------------------
    BY TELEPHONE  All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00
                  A.M. to 4:00 P.M. (New York time), Monday through Friday,
                  excluding days on which the Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition,
                  telephone instructions are recorded.
                  You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty days. A check will be mailed to the exact name(s) and address shown on the account.
                  If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.
                  Telephone redemption is not available for IRAs or other
                  tax-qualified retirement plans or shares of the Fund that are in certificated form.
                  During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or use EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    BY WIRE If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired to your designated bank account, and a fee (currently $4.00) will be deducted.

                  SAME DAY. To receive redemption proceeds the same day, you must telephone Investor Services at 1-800-225-5291 before 12:00 noon New York time. Dividends will not be received for that day.

                  NEXT DAY. If same day wiring is not so requested, redemption proceeds will be wired on the next business day.

                  You may also use electronic funds transfer to your assigned bank account, and the funds are usually collectible after two business days. Your bank may or may not charge a fee for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

                  This feature may be elected by completing the "Telephone
                  Redemption" section on the Account Privileges Application
                  included with this Prospectus.
--------------------------------------------------------------------------------
    IN WRITING    Send a stock power or "letter of instruction" specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account
                  number and the additional requirements listed below that
                  apply to your particular account.
--------------------------------------------------------------------------------

       TYPE OF
    REGISTRATION                            REQUIREMENTS
    ------------                            ------------
    Individual, Joint Tenants, Sole   A letter of instruction signed (with
      Proprietorship, Custodial       titles where applicable) by all persons
      (Uniform Gifts or Transfer to   authorized to sign for the account,
      Minors Act), General Partners   exactly, as it is registered with the
      Corporation, Association        signature(s) guaranteed.  A letter of
                                      instruction and a corporate resolution,
                                      signed by person(s) authorized to act on the account with the signature(s) guaranteed.

    Trusts A letter of instruction signed by the Trustee(s) with the signature(s) guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)
    If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.

    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.
-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $1,000 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.

    Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 60 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
    ----------------------------------------------------------------------------


ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE
John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------


Exchanges of Class A shares into Class A shares of another John Hancock fund which carry a front-end sales charge will be subject to the sales charge described in that fund's prospectus. Class A shares of the Fund acquired by exchange of shares of another fund on which a front-end sales charge was previously paid are exchanged at net asset value. Class B shares and certain Class A shares of the Fund (those that are subject to a CDSC) may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC unless your initial investment in the Fund resulted from an exchange from one of those funds, in which case the exchange will be subject to the respective CDSC schedule set forth in one of these funds' prospectuses). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.


Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE
1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING
1.  In a letter, request an exchange and list the following:

     -- the name and class of the Fund whose shares you currently own

     -- your account number

     -- the name(s) in which the account is registered

     -- the name of the fund in which you wish your exchange to be invested

     -- the number of shares, all shares or dollar amount you wish to exchange

     Sign your request exactly as the account is registered.

2.  Mail the request and information to:

    John Hancock Investor Services Corporation
    P.O. Box 9116
    Boston, Massachusetts 02205-9116

SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.


2.  To be eligible, you must have at least $5,000 in your account.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)


1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

Sign your request exactly as the account is registered.

2.  Mail the request and information to:

    John Hancock Investor Services Corporation
    P.O. Box 9116
    Boston, Massachusetts 02205-9116

3. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

4. You can terminate your Monthly Automatic Accumulation Program plan at any time.

5. There is no charge to you for this program, and there is no cost to the Fund.


6. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


RETIREMENT PLANS

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) Plans), Tax Sheltered Annuity Retirement Plans (403(b) Plans) and Section 457 Plans.


2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as group IRA, SEP,

   SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

INVESTMENTS, TECHNIQUES AND RISK FACTORS
SECURITIES OF FOREIGN ISSUERS. Foreign issuers may not be subject to accounting standards and government supervision comparable to U.S. companies and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility), and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. Foreign branches of United States banks may be subject to less stringent reserve requirements than domestic branches. United States branches and agencies of foreign banks and foreign branches of United States banks may provide less public information than, and may not be subject to, the same accounting, auditing and financial record-keeping standards as domestic banks.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. The Fund may also invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. These purchases are subject to the Fund's investment restriction limiting all illiquid securities held by the Fund to not more than 10% of the Fund's net assets.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 30% of its total assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

                                               JOHN HANCOCK
                                               MONEY MARKET
JOHN HANCOCK                                   FUND
MONEY MARKET FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR                       CLASS A AND CLASS B SHARES
   John Hancock Funds, Inc.                    PROSPECTUS
   101 Huntington Avenue                       MARCH 1, 1996
   Boston, Massachusetts 02199-7603
                                               A MONEY MARKET FUND THAT
   CUSTODIAN                                   SEEKS TO PROVIDE MAXIMUM
   State Street Bank and Trust Company         CURRENT INCOME CONSISTENT
   225 Franklin Street                         WITH CAPITAL PRESERVATION
   Boston, Massachusetts 02110                 AND LIQUIDITY.

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call
1-800-225-5291
For Investment-by-Phone
For Telephone Redemption                       101 HUNTINGTON AVENUE
                                               BOSTON, MASSACHUSETTS 02199-7603
For TDD call 1-800-554-6713                    TELEPHONE 1-800-225-5291

4400P 3/96  (LOGO)  Printed on Recycled Paper

                                                  JOHN HANCOCK MONEY MARKET FUND

CLASS S SHARES
PROSPECTUS
MARCH 1, 1996

---------------------------------------------------------------------------------------------------------------
                                                 TABLE OF CONTENTS
                                                                                                           Page
                                                                                                           ----
Expense Information...................................................................................        2
The Fund's Financial Highlights.......................................................................        3
Yield Information.....................................................................................        5
Investment Objective and Policies.....................................................................        5
Organization and Management of the Fund...............................................................        7
The Fund's Expenses...................................................................................        8
Dividends and Taxes...................................................................................        8
How to Buy Class S Shares.............................................................................        9
Share Price...........................................................................................       10
How to Redeem Class S Shares..........................................................................       10
Investments, Techniques and Risk Factors..............................................................       11

        This Prospectus sets forth the information about Class S shares of John Hancock Money Market Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference. Class S shares of the Fund are offered exclusively to investors who maintain brokerage accounts with certain brokers who offer the Fund's shares as part of a sweep account (the "Selling Broker"). To invest in Class S shares of the Fund, the credit balances in your brokerage account will be automatically invested or "swept" into the Fund, subject to the terms of your brokerage account agreement.

        SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


        Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information for Class S shares, dated March 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713
TDD). If you have any service related questions you should contact your Selling Broker.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


        The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Class S shares of the Fund. The operating expenses included in the table and hypothetical example below are based on fees and expenses of the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted for certain current fees and expenses. No Class S shares were actually outstanding during the period. Actual fees and expenses of Class S shares in the future may be greater or less than those indicated.



SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
 (as a percentage of offering price).............................................................    None
Maximum sales charge imposed on
 reinvested dividends............................................................................    None
Maximum deferred sales charge ...................................................................    None
Redemption fee+..................................................................................    None
Exchange fee.....................................................................................    None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management fee  (net of reduction)...............................................................    0.40%
12b-1 fee*.......................................................................................    0.40%
Other expenses**.................................................................................    0.59%
Total Fund operating expenses  (net of reduction)***.............................................    1.39%

         +       Redemption by wire fee (currently $4.00) not included.

         *       The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.

         **      Other Expenses include transfer agent, legal, audit, custody and other expenses.

         ***     Expenses reflect the reduction of the management fee by the Fund's adviser. The higher fee cannot be reinstated
                 without the Trustees' consent. Without such a reduction the management fee and total fund operating expenses would have been estimated as 0.50% and 1.49%, respectively.



In addition to the above expenses, the Selling Broker with whom a shareholder maintains a sweep account may charge an annual administration fee for making the account available.


             EXAMPLE                                        1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                            ------          -------          -------          --------
You would pay the following expenses
 for the indicated period of years on
 a hypothetical $1,000 investment,
 assuming 5% annual return                                   $14              $44              $76              $167

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown).

        The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

        The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

        The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Statement of Additional Information. Class S shares are a new class of shares; no financial highlights exist for Class S shares. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders, which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.



Selected data for a Class A share outstanding throughout each period is as follows:


                                                                        YEAR ENDED
                                                                      OCTOBER 31, 1995
                                                                      ----------------
Net asset value, beginning of period.............................        $  1.00

Net investment income............................................           0.01

Less Distributions
Dividends from net investment income.............................          (0.01)

Net asset value, end of period...................................        $  1.00

Total investment return at net asset value (d)...................           0.64% (e)

Ratios and Supplemental Data
Net Assets, end of period (000's omitted)........................        $20,942

Ratio of expenses to average net assets..........................           1.07%*

Ratio of net investment income to
  average net assets.............................................           4.94%*

   -----------------



                       Selected data for a Class B share outstanding throughout each period is as follows:


                                                                                  YEAR ENDED OCTOBER 31
                                                                                  ---------------------
                                                                1995      1994     1993       1992       1991      1990
                                                                ----      ----     ----       ----       ----      ----
Net asset value, beginning of period...................      $  1.00   $  1.00   $  1.00    $  1.00    $  1.00   $  1.00

Net investment income..................................         0.04      0.02      0.01       0.02       0.05      0.06

Less Distributions:
Dividends from net investment income...................        (0.04)    (0.02)   (0.001)     (0.02)     (0.05)    (0.06)

Net asset value, end of period.........................      $  1.00   $  1.00   $  1.00    $  1.00    $  1.00   $  1.00

Total investment return at net asset value (d).........         4.07%     1.87%     0.85%      1.73%      4.61%     6.30%

Total adjusted investment return
  at net asset value (a) (c)...........................                                                   4.49%     6.15%

Ratios and Supplemental Data
Net Assets, end of period (000's omitted)..............      $54,313   $58,366   $31,546    $31,480    $20,763   $21,099

Ratio of expenses to average net assets................         1.92%     2.06%     2.44%      2.47%      2.11%     2.16%

Ratio of adjusted expenses to
  average net assets (a)...............................           --         --        --         --      2.23%     2.31%

Ratio of net investment income to
   average net assets..................................         3.96%     1.97%     0.85%      1.69%      4.45%     6.11%

Ratio of adjusted net investment income to
  average net assets (a)...............................           --         --        --         --      4.33%     5.96%

                                                                                        Year Ended
                                                            1989         1988       OCTOBER 31, 1987(2)
                                                            ----         ----       -------------------
Net asset value, beginning of period...................   $  1.00       $ 1.00            $ 1.00

Net investment income..................................      0.07         0.06            0.0007

Less Distributions:
Dividends from net investment income...................     (0.07)       (0.06)           (0.0007)

Net asset value, end of period.........................   $  1.00       $ 1.00            $ 1.00

Total investment return at net asset value (d).........      7.40%        6.06%            0.06%

Total adjusted investment return
  at net asset value (a) (c)...........................      6.93%        5.16%            0.04%

Ratios and Supplemental Data
Net Assets, end of period (000's omitted)..............   $13,610       $7,692            $2,535

Ratio of expenses to average net assets................      2.12%        1.51%            0.01%

Ratio of adjusted expenses to
  average net assets (a)...............................      2.59%        2.41%            0.03%

Ratio of net investment income to
   average net assets..................................      7.16%        6.01%            0.07%

Ratio of adjusted net investment income to
  average net assets (a)...............................      6.69%        5.11%            0.05%


         -----------
           *      On an annualized basis.
         (a)      On an unreimbursed basis without expense reduction.
         (b)      On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser to the Fund.
         (c)      An estimated total return calculation takes into consideration fees and expenses waived or borne by the adviser during the periods shown
         (d)      Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
         (e)      Not annualized.
         (f)      Financial highlights, including total return, are for the period from October 26, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.

YIELD INFORMATION

        Current information on the Fund's annualized yield during a recent seven-day period may be obtained by calling the Easi-Line at 1-800-338-8080 or a customer service representative, 1-800-225-5291. For information on how the Fund calculates its annualized yield see the Statement of Additional Information.


INVESTMENT OBJECTIVE AND POLICIES

        THE FUND SEEKS TO PROVIDE MAXIMUM CURRENT INCOME CONSISTENT WITH CAPITAL PRESERVATION AND LIQUIDITY.

        The Fund seeks to provide maximum current income consistent with capital preservation and liquidity. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities, and there is no assurance that the investment objective will always be achieved.

        The Fund seeks to achieve its objective by investing in money market instruments including, but not limited to, U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. As a fundamental policy, the Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks and (ii) foreign branches of U.S. banks where John Hancock Advisers, Inc. (the "Adviser"), the Fund's investment adviser, has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. All of the Fund's investments will be denominated in U.S. dollars.

        THE FUND INVESTS ONLY IN HIGH QUALITY SECURITIES BELIEVED TO PRESENT MINIMAL CREDIT RISKS, UNDER PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.

        At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Fund's Board of Directors, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer. For a description of the ratings assigned by the rating organizations, see the Statement of Additional Information.

        BY LIMITING THE MATURITY OF ITS INVESTMENTS, THE FUND SEEKS TO LESSEN THE CHANGES IN THE VALUE OF ITS ASSETS CAUSED BY MARKET FACTORS.

        All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

        CLASS S SHARES OF THE FUND MAY BE APPROPRIATE FOR A VARIETY OF INVESTMENT PROGRAMS, WHICH CAN BE LONG-TERM OR SHORT-TERM IN NATURE.

        While the Fund is not a substitute for building an investment portfolio tailored to your investment needs and risk tolerance, the "sweep" feature of the Class S shares enables you to use the Fund as a high quality, conveniently liquid money market investment for cash balances in your brokerage account. See "How to Buy Class S Shares" and "How to Redeem Class S Shares."

        Because the Fund is designed to provide liquidity and stability of capital, as well as automatic investment of free credit balances, it may be especially suitable if you have short-term investment objectives or are awaiting an opportune time to invest in the equity and/or bond markets. However, the Fund may also be appropriate if you are a long-term investor seeking low-risk investment alternatives which are designed to provide current income.

        THE FUND FOLLOWS CERTAIN POLICIES THAT MAY HELP TO REDUCE INVESTMENT
RISK.

        The Fund has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information, where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and, except as otherwise expressly stated, its investment policies are nonfundamental and may be changed by a vote of the Board of Directors without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested directors of the John Hancock funds.

        BROKERS ARE CHOSEN ON BEST PRICE AND EXECUTION.

        WHEN choosing brokerage firms to carry out the Fund's transactions, THE ADVISER GIVES PRIMARY CONSIDERATION TO execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.


        See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

ORGANIZATION AND MANAGEMENT OF THE FUND

        THE BOARD OF DIRECTORS ELECTS OFFICERS AND RETAINS THE INVESTMENT ADVISER WHO IS RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE FUND, SUBJECT TO THE BOARD OF DIRECTORS' POLICIES AND SUPERVISION.

        The Fund is a diversified series of the Company, which is an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Directors have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class S. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class is subject to different fees and expenses (which affect performance), has different minimum investment requirements and is entitled to different services. Also Class A, Class B and Class S shareholders have exclusive voting rights with respect to their distribution plans. Like Class S shares, Class A shares are not subject to a sales charge on purchases, redemptions or reinvested dividends, nor are they subject to deferred sales charges or an exchange fee. While not subject to a sales charge on purchases or reinvested dividends, Class B shares are subject to a contingent deferred sales charge if redeemed within six years of purchase. Class A and Class B expenses are identical to those of Class S shares except that the 12b-1 fees are 0.15% and 1.00% of average daily net assets on Class A and Class B shares, respectively. Information regarding Class A and Class B shares of the Fund may be obtained from your Selling Broker or from the Fund by calling a John Hancock customer service representative at the number on the front cover of this Prospectus. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.


        JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL ASSET VALUE OF MORE THAN $16 BILLION.


        The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers who have arrangements with John Hancock Funds. Certain Fund officers are also officers of the Adviser and John Hancock Funds.

        In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

THE FUND'S EXPENSES


        For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year end was 0.50% of the Fund's average daily net assets. The fee has been reduced to 0.40% of the Fund's average daily net assets and cannot be reinstated to 0.50% without the Trustees' consent.


        THE FUND PAYS DISTRIBUTION AND SERVICE FEES FOR MARKETING AND SALES-RELATED SHAREHOLDER SERVICING.

        The Class S shareholders have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under this Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.40% of the Class S shares' average daily net assets. Under the Plan, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to other brokers or financial service firms who have arrangements with John Hancock Funds and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares;
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund. The service fees will be used to compensate brokers who have arrangements with John Hancock Funds for providing personal and account maintenance services to shareholders.

        In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Plan, these expenses will be carried forward together with interest on the balance of these unreimbursed expenses.

        Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

        THE FUND GENERALLY DECLARES DIVIDENDS DAILY AND DISTRIBUTES DIVIDENDS MONTHLY.

DIVIDENDS. The Fund generally declares dividends daily and distributes dividends monthly, representing all or substantially all of its net investment income.

        Purchase orders which are received from a Selling Broker together with Federal Funds by wire before 12:00 noon New York time will receive the dividend declared that day and other purchase orders, including any order with payment other than by Federal Funds, will begin receiving dividends the following business day. Redemption orders effected by a Selling Broker prior to 12:00 noon New York time will not receive that day's dividend. Refer to your brokerage account agreement to determine the time and method of payment (for purchases) that your Selling Broker will use in executing purchases and redemptions on your behalf.

TAXATION. Dividends from the Fund's net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains, if any, are taxable as long-term capital gain. The Fund does not anticipate that it will generally realize any long- term capital gains. Dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be treated as if you received them the previous December. Your Selling Broker will prepare and send you a statement by January 31 showing the federal tax status of the dividends you received for the prior year.

        The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code.

        On the account application, you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends.

        In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investment in and distributions from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax rules not described herein. You should consult your tax adviser for specific advice.

HOW TO BUY CLASS S SHARES

        Class S shares of the Fund are offered exclusively to investors who maintain a brokerage account with certain brokers who offer the Fund's shares as part of a sweep program (the "Selling Broker"). When you open a brokerage account, free credit cash balances (including deposits, proceeds of sales of securities, and miscellaneous cash dividends and interest, but not amounts held by the Selling Broker as collateral for margin obligations to the Selling Broker) in your brokerage account will be automatically invested or "swept" into the Fund, subject to the terms and conditions of your brokerage account agreement. When the free credit cash balances in your brokerage account exceed the amount specified in your brokerage account agreement at the time specified in your brokerage account agreement, the free credit cash balance will be automatically invested in Class S shares of the Fund in accordance with the terms of your brokerage account agreement. Refer to your brokerage account agreement to determine the time and method of payment that your Selling Broker will use in executing purchases on your behalf. Your Selling Broker may benefit from the use of free credit cash balances in your account prior to their transfer to the Fund. See "Dividends and Taxation" for a discussion of when you will receive dividends.

        YOU WILL RECEIVE ACCOUNT STATEMENTS THAT YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.

        Your Selling Broker will prepare and send to you a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends will be sent to you quarterly). A tax information statement will be mailed to you by your Selling Broker by January 31 of each year.

SHARE PRICE

        THE PRICE OF YOUR SHARES IS THEIR NET ASSET VALUE PER SHARE, WHICH WILL NORMALLY BE CONSTANT AT $1.00.

        The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets allocable to the Class S shares by the number of outstanding Class S shares. Securities in the Fund's portfolio are valued at amortized cost, which the Board of Directors has determined approximates market value. Under the amortized cost pricing method, a portfolio investment is valued at its cost and thereafter any discount or premium is amortized to maturity, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost pricing facilitates the maintenance of a $1.00 constant net asset value per share, but, of course, this cannot be guaranteed.

        The NAV is calculated twice daily, at 12:00 noon Eastern time and as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

        The price you pay for shares of the Fund equals the NAV computed after your investment is accepted in good order by John Hancock Funds, which will normally be constant at $1.00 per share. There is no sales charge on Class S shares of the Fund.

HOW TO REDEEM CLASS S SHARES

        REDEMPTIONS WILL BE AUTOMATICALLY EFFECTED BY YOUR SELLING BROKER TO SATISFY DEBIT BALANCES IN YOUR BROKERAGE ACCOUNT.

        Redemptions will be automatically effected by your Selling Broker to satisfy debit balances in your brokerage account or to provide the necessary cash collateral for your margin obligations to your Selling Broker. Redemptions will also be automatically effected to settle securities transactions with your Selling Broker if your free credit balance on the day before settlement is insufficient to settle the transactions. Your Selling Broker will, at the time specified in your brokerage account agreement, automatically scan each sweep account for debits and pending securities settlements, and, after application of any free credit balances in the sweep account to such debits, your Selling Broker will redeem on your behalf a sufficient number (or your entire balance of Class S shares in the event that your debits exceed the amount of Class S shares in your account) of Class S shares of the Fund in accordance with the terms of your brokerage account agreement to satisfy any remaining debits in the account. Refer to your brokerage account agreement to determine the time and procedures that your Selling Broker will use in executing redemptions on your behalf. You may also redeem Class S shares of the Fund by placing a redemption request through your Selling Broker. Your redemption proceeds will be deposited as cash balances in your sweep account with the Selling Broker.

        You may elect the checkwriting privilege which allows you to write checks in amounts from a minimum of $100. Checks may not be written against shares in your account which have been purchased within the last 10 days, except for shares purchased by wire transfer (which are immediately available).

INVESTMENTS, TECHNIQUES AND RISK FACTORS

SECURITIES OF FOREIGN ISSUERS. Foreign issuers may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility), and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. Foreign branches of United States banks may be subject to less stringent reserve requirements than domestic branches. United States branches and agencies of foreign banks and foreign branches of United States banks may provide less public information than, and may not be subject to, the same accounting, auditing and financial record-keeping standards as domestic banks.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. The Fund may also invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. These purchases are subject to the Fund's investment restriction limiting all illiquid securities held by the Fund to not more than 10% of the Fund's net assets.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss, or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 30% of its total assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES.
The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.



JOHN HANCOCK MONEY MARKET FUND                                JOHN HANCOCK MONEY MARKET FUND
INVESTMENT ADVISER                                            CLASS S SHARES
John Hancock Advisers, Inc.                                   PROSPECTUS
101 Huntington Avenue                                         MARCH 1, 1996
Boston, Massachusetts  02199-7603

PRINCIPAL DISTRIBUTOR                                         A MONEY MARKET FUND THAT SEEKS TO
John Hancock Funds, Inc.                                      PROVIDE MAXIMUM CURRENT INCOME
101 Huntington Avenue                                         CONSISTENT WITH CAPITAL PRESERVAtion
Boston, Massachusetts  02199-7603                             AND LIQUIDITY.

CUSTODIAN
State Street Bank and Trust Company                           101 HUNTINGTON AVENUE
225 Franklin Street                                           BOSTON, MASSACHUSETTS 02199-7603
Boston, Massachusetts  02110

TRANSFER AGENT
John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts  02205-9116

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts  02116


JOHN HANCOCK
GLOBAL
RESOURCES FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
MARCH 1, 1996

-------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Expense Information.......................................................    2
The Fund's Financial Highlights...........................................    3
Investment Objective and Policies.........................................    5
Organization and Management of the Fund...................................    9
Alternative Purchase Arrangements.........................................    9
The Fund's Expenses.......................................................   11
Dividends and Taxes.......................................................   12
Performance...............................................................   13
How to Buy Shares.........................................................   14
Share Price...............................................................   15
How to Redeem Shares......................................................   21
Additional Services and Programs..........................................   23
Investments, Techniques and Risk Factors..................................   26

        This Prospectus sets forth the information about John Hancock Global Resources Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain It for future reference.

        Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996 and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

        SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                                                                       CLASS A         CLASS B
                                                                                                       SHARES          SHARES
                                                                                                       -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price)........................  5.00%             None
Maximum sales charge imposed on reinvested dividends.................................................   None             None
Maximum deferred sales charge........................................................................   None *          5.00%
Redemption fee+......................................................................................   None             None
Exchange fee.........................................................................................   None             None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee.......................................................................................  0.75%            0.75%
12b-1 fee**..........................................................................................  0.25%            1.00%
Other expenses***....................................................................................  0.98%            0.98%
Total Fund operating expenses........................................................................  1.98%            2.73%

  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.

                                  EXAMPLE:                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                                ------      -------      -------      --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares...............................................................    $69         $109          $151          $269
Class B Shares
    -- Assuming complete redemption at end of period.........................    $78         $115          $164          $288
    -- Assuming no redemption................................................    $28         $ 85          $144          $288
(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

  The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

  Selected data for each class of shares outstanding throughout each period is as follows:

                                                                                                               FOR THE PERIOD
                                                                                                               JUNE 15, 1994
                                                                                              YEAR ENDED      (COMMENCEMENT OF
                                                                                              OCTOBER 31,      OPERATIONS) TO
                                                                                                1995(A)       OCTOBER 31, 1994
                                                                                              -----------     ----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period........................................................    $ 15.62            $14.89
                                                                                                -------            ------
Net Investment Loss(b)......................................................................      (0.08)            (0.08)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions....      (1.54)             0.81
                                                                                                -------            ------
Total from Investment Operations............................................................      (1.62)             0.73
                                                                                                -------            ------
Net Asset Value, End of Period..............................................................    $ 14.00            $15.62
                                                                                                =======            ======
Total Investment Return at Net Asset Value(c)...............................................     (10.37)%            4.90%(d)

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...................................................    $ 2,324            $5,372
Ratio of Expenses to Average Net Assets.....................................................       1.93%             0.73%*
Ratio of Net Investment Loss to Average Net Assets..........................................      (0.53)%           (0.42)%*
Portfolio Turnover Rate.....................................................................        101%               96%

  Selected data for Class B shares outstanding throughout each period is as follows:
                                                                                YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------------
                                                     1995(a)      1994        1993        1992       1991        1990       1989
                                                     -------     -------     -------     ------     -------     ------     ------
CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period................ $ 15.58     $ 15.69     $ 12.41     $12.20     $ 11.57     $11.99     $10.29
                                                     -------     -------     -------     ------     -------     ------     ------
Net Investment Loss(b)..............................   (0.21)      (0.23)      (0.24)     (0.24)      (0.17)     (0.10)      0.06
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions......   (1.51)       0.12        3.52       0.58        1.24       0.16       1.82
                                                     -------     -------     -------     ------     -------     ------     ------
Total from Investment Operations....................   (1.72)      (0.11)       3.28       0.34        1.07       0.06       1.88
                                                     -------     -------     -------     ------     -------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income................   --          --          --          --         --         (0.01)     (0.06)
Distributions from Realized Gains on Investments
 Sold...............................................   --          --          --         (0.13)      (0.44)     (0.47)     (0.12)
                                                     -------     -------     -------     ------     -------     ------     ------
Total Distributions to Shareholders.................   --          --          --         (0.13)      (0.44)     (0.48)     (0.18)
                                                     -------     -------     -------     ------     -------     ------     ------
Net Asset Value, End of Period...................... $ 13.86     $ 15.58     $ 15.69     $12.41     $ 12.20     $11.57     $11.99
                                                     =======     =======     =======     ======     =======     ======     ======
Total Investment Return at Net Asset Value(c).......  (11.04)%     (0.70)%     26.43%      2.93%       9.81%      0.09%     18.60%
                                                     =======     =======     =======     ======     =======     ======     ======
Total Adjusted Investment Return at Net Asset
 Value(f)(g)........................................   --          --          --          --         --          0.04%      17.2%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)........... $26,402     $36,937     $19,498     $7,428     $10,766     $7,746     $3,655
Ratio of Expenses to Average Net Assets.............    2.68%       2.54%       2.92%      3.75%       3.64%      3.50%      3.45%
Ratio of Adjusted Expenses to Average Net
 Assets(f)..........................................   --          --          --          --         --          3.55%      4.85%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.........................................   (1.43)%     (1.52)%     (1.65)%    (2.01)%     (1.47)%    (0.82)%     0.55%
Ratio of Adjusted Net Investment Loss to Average Net
 Assets(f)..........................................   --          --          --          --         --         (0.87)%    (0.85)%
Portfolio Turnover Rate.............................     101%         96%         83%        59%         93%        59%        63%

                                                                 PERIOD ENDED
                                                                 OCTOBER 31,
                                                       1988        1987(e)
                                                      ------     ------------
CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period................  $ 8.91       $   8.71
                                                      ------       --------
Net Investment Loss(b)..............................    0.16        (0.0020)
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions......    1.22         0.2020
                                                      ------       --------
Total from Investment Operations....................    1.38         0.2000
                                                      ------       --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income................    --           --
Distributions from Realized Gains on Investments
 Sold...............................................    --           --
                                                      ------       --------
Total Distributions to Shareholders.................    --           --
                                                      ------       --------
Net Asset Value, End of Period......................  $10.29       $   8.91
                                                      ======       ========
Total Investment Return at Net Asset Value(c).......   15.49%          2.30%
                                                      ======       ========
Total Adjusted Investment Return at Net Asset
 Value(f)(g)........................................    9.55%          1.93%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...........  $1,746       $    113
Ratio of Expenses to Average Net Assets.............    3.09%          0.03%
Ratio of Adjusted Expenses to Average Net
 Assets(f)..........................................    9.03%          0.40%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.........................................    1.61%         (0.02)%
Ratio of Adjusted Net Investment Loss to Average Net
 Assets(f)..........................................   (4.33)%        (0.39)%
Portfolio Turnover Rate.............................     191%             0%

---------------
  * On an annualized basis.
(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(b) Per share information has been calculated using the average number of shares outstanding.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.
(e) Financial highlights, including total return, are for the period from October 16, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.
(f) On an unreimbursed basis without expense reduction.
(g) An estimated total return calculation takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objectives are to protect the purchasing power of shareholders' capital and to achieve growth of capital. The first of these objectives means that the Fund seeks to protect generally shareholders' invested capital against erosion of the value of the U.S. dollar through inflation. Current income will not be a primary consideration in selecting securities. However, it will be an important factor in making selections among securities believed otherwise comparable by John Hancock Advisers, Inc. (the "Adviser").

-------------------------------------------------------------------------------
                   THE FUND'S INVESTMENT OBJECTIVES ARE TO
                   PROTECT THE PURCHASING POWER OF
                   SHAREHOLDERS' CAPITAL AND TO ACHIEVE
                   GROWTH OF CAPITAL.
-------------------------------------------------------------------------------

The Fund pursues its objectives by investing at all times (except during periods when it is investing defensively) at least 65% of its total assets in:

(1) equity securities of domestic and foreign companies (a) with substantial natural resource assets, natural resource-related or energy-related activities or (b) that provide equipment or services primarily devoted to the natural resource or energy-related activities of companies described in
    (a) ("Natural Resource Companies"); and

(2) asset-based securities (defined below).

Natural resource assets consist of precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), water, cement and aggregates, timberland, developed and undeveloped real property and agricultural commodities.

The Adviser will identify companies that, in its opinion, have substantial holdings of natural resource assets so that when compared to the company's capitalization, revenues or operating profits, such assets are of enough magnitude that changes in the assets' economic value will affect the market value of the company. The Fund will consider a company to be a Natural Resource Company if, at the time the Fund acquires its securities, at least 50% of the company's noncurrent assets, capitalization, gross revenues or operating profits in the most recent or current fiscal year are:

(1) involved in or result from (directly or indirectly through subsidiaries) exploring, mining, refining, processing, transporting, fabricating, dealing in or owning natural resource assets; or

(2) involved in or result from energy-related activities directly or indirectly through subsidiaries.

The Fund presently does not intend to invest directly in natural resource assets or contracts related to natural resource assets, other than gold bullion (directly or through warehouse receipts for gold) and gold coins. Although the Fund is authorized to invest a majority of its assets in (1) gold and (2) gold-related securities or securities of gold-related companies, it does not presently anticipate such investments to exceed 25% of its total assets (including its 10% limitation in gold bullion or gold coins). See "Risk Factors."

Energy-related activities consist of those which relate to the development and use of energy sources, such as:

(1) the generation of power from hydroelectric, geothermal, tidal, or other naturally-occurring sources, or from natural resource manufacturing by-products or refuse;

(2) the development of synthetic fuels;

(3) transportation of energy producing sources such as coal, oil, electricity or nuclear fuels;

(4) the development and application of techniques and devices for conservation or efficient use of energy; and

(5) the control of pollution related to energy industries and waste disposal.

Generally, a company will be considered to provide equipment or services to Natural Resource Companies if a significant part (at least 50%) of the company's business or its profit relates to resource-related or energy-related activities. Examples of this kind of company are:

(1) manufacturers of mining or earth moving equipment;

(2) providers of seismology testing services; and

(3) providers of supplies and maintenance services to offshore drilling sites.

Although it is not required to do so, the Fund will consider selling securities of companies held in its portfolio that no longer meet the 50% test described above.

The Fund may invest in "asset-based securities," which are debt securities, preferred stocks or convertible securities, when the principal amount, redemption terms or conversion terms of these investments are related to the market price of some natural resource asset such as gold bullion. The Fund will purchase only asset-based securities that are rated investment grade (i.e., "AAA," "AA," "A" or "BBB" by Standard & Poors Ratings Group ("S&P"); or "Aaa," "Aa," "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's"); or commercial paper rated "A-1" by S&P or "Prime-1" by Moody's); or, if not rated by S&P or Moody's or unrated, securities determined by the Adviser to be of similar credit quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such a downgrading would not require the Fund to sell the security, but in the event of such a downgrade the Adviser will consider whether the Fund should continue to hold the security in its portfolio. Securities rated BBB or Baa, although considered to be investment grade, may have speculative characteristics in that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case for higher grade securities.

The Fund will seek securities that are attractively priced relative to the intrinsic values of the relevant natural resource or that are of companies which are positioned to benefit under existing or anticipated economic conditions. Accordingly, the Fund may shift its emphasis from one natural resource industry to another depending upon prevailing trends or developments, provided that the Fund will not invest 25% or more of its total assets in the securities of companies in any one natural resource industry.

There are also no geographic limitations on natural resource companies in which the Fund may invest. However, as a nonfundamental policy, the Fund will be invested in securities of issuers, with respect to foreign investments, in at least three countries. In light of the geographic concentration of many natural resources, the Fund anticipates that many of the companies in which it invests will be located in Canada, Australia, New Zealand, Malaysia, the United Kingdom and the United States. Investments may also be made in companies located in Japan, Western Europe, Latin America, Southeast Asia and other countries and regions as the Adviser may from time to time determine. In connection with the Fund's investments in foreign securities, the Adviser will consider factors such as the expected levels of inflation and interest rates, government policies influencing business conditions, the range of investment opportunity and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities of foreign issuers. The Fund is permitted, but presently does not intend, to invest up to 100% of its assets in securities of non-U.S. companies and may engage in various hedging instruments related to foreign securities. Concentration of investments by the Fund in foreign securities may involve special considerations and additional investment risks. See "Investments, Techniques and Risk Factors."

During periods when the Adviser views the potential for total returns from corporate or government debt obligations to be greater than the potential for total returns from equities, fixed income securities, up to a normal limit of 35% of the Fund's total assets, will be included in the Fund's portfolio. More than 35% of the Fund's total assets may be invested in fixed income securities, cash and cash equivalents as the result of temporary defensive investments. The Fund will purchase only corporate debt securities of domestic or foreign issuers which are rated investment grade (i.e., "AAA," "AA," "A" or "BBB" by S&P; or "Aaa," "Aa," "A" or "Baa" by Moody's or commercial paper rated "A-1" by S&P or "Prime-1" by Moody's), or unrated securities determined by the Adviser to be of equivalent credit quality. The foregoing credit quality limitations do not apply to deposits at banks in which cash is maintained by the Fund. As noted above, securities that are rated "BBB" or "Baa" are considered to have speculative characteristics.

As to the balance of the Fund's assets, the Fund may:

1. invest (for liquidity purposes) in short term debt securities with remaining maturities of one year or less ("money market instruments") such as U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, corporate debt securities and related repurchase agreements;

2. enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities and make short sales "against the box";

3. invest in options on securities and stock indexes;

4. invest in when-issued securities and restricted securities; and

5. employ certain hedging techniques such as options on stock indexes, stock index futures contracts and options thereon, foreign currency futures contracts and forward foreign currency exchange contracts and options on foreign currencies.

These techniques may involve certain risks and are further described under "Investments, Techniques and Risk Factors." Options and futures contracts are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. See "Investments, Techniques and Risk Factors" for additional discussion of derivative instruments.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objectives and investment policies are nonfundamental, which means that they may be changed by the Board of Directors without shareholder approval. However, the Fund's investment objectives may not be changed without 30 days' prior written notice first having been given to shareholders. If there is a change in the Fund's investment objectives, you should consider whether the Fund remains an appropriate investment in light of your current financial position and needs. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested Trustees and Directors of the John Hancock funds.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

RISK FACTORS. The value of equity securities of Natural Resource Companies will fluctuate due to various factors including changes in the market for the particular natural resource in which the issuer is involved. Events occurring in nature, inflationary pressures and international polities can affect the overall supply and demand of a natural resource and thereby the value of companies involved in such natural resources.

Additionally, the prices of gold stocks and the price of gold are subject to substantial fluctuations, and may be affected by unpredictable international monetary and political circumstances such as currency revaluations, national and world economic conditions, social conditions within a country (particularly South Africa and Russia, which are among the world's largest producers of gold), trade imbalances or trade and currency restrictions between countries. These price fluctuations may adversely affect the value of an investment in the Fund. The only major gold-producing countries are the United States, Russia, Canada, Australia and South Africa. (See Statement of Additional Information "Certain Investment Practices--Special Considerations Related to Investment in Gold" for further discussion.) Because of its emphasis on securities of companies with substantial natural resource assets or natural resource asset-related or energy-related businesses, the Fund should be considered as a focused investment to achieve diversification and not as a balanced or complete investment program.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AN EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund is a diversified series of the Company, an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Board of Directors has authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Company, under certain circumstances, will assist in shareholder communications with other shareholders.

-------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS ELECTS OFFICERS AND
                   RETAINS THE INVESTMENT ADVISER WHO IS
                   RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS
                   OF THE FUND, SUBJECT TO THE BOARD OF
                   DIRECTORS' POLICIES AND SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers that have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.
-------------------------------------------------------------------------------

Kevin R. Baker is portfolio manager of the Fund. Mr. Baker also supports the portfolio manager of John Hancock Special Equities Fund and John Hancock Special Opportunities Fund. Prior to joining the Adviser in 1994, Mr. Baker was president of Baker Capital Management. He also worked as a registered representative for Kidder Peabody.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO CHOOSE
                   THE METHOD OF PAYMENT THAT IS BEST FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.75% of the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that of most other funds but is comparable to fees paid by funds that invest in similar securities.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% for Class A shares and Class B shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.


-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses incurred by it under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended October 31, 1995, an aggregate of $850,145 of distribution expenses or 2.67% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares and distributes dividends representing all or substantially all of its net investment income, if any, annually. The Fund will also distribute net short-term or long-term capital gains, if any, at least annually.

-------------------------------------------------------------------------------
                   THE FUND GENERALLY DECLARES AND
                   DISTRIBUTES DIVIDENDS ANNUALLY.
-------------------------------------------------------------------------------

Dividends are reinvested on the record date in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on Class A shares. See "Share Price."


TAXATION. Dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Corporate shareholders may be entitled to take a dividends-received deduction for any dividends paid by the Fund that are attributable to the dividends it receives from U.S. domestic corporations, subject to certain restrictions in the Internal Revenue Code of 1986, as amended (the "Code"). Certain dividends paid by the Fund in January of a given year may be taxable to you as if you received them the prior December.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem
(sell) or exchange shares, you may realize a taxable gain or loss.


The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield or return from those investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.

On the account application you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions or exchanges.

In addition to Federal taxes, you may be subject to state and local taxes or foreign taxes with respect to your investment in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S.Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. You should consult your tax adviser for specific advice.

PERFORMANCE

The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the Fund's respective class of shares divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS TOTAL RETURN.
-------------------------------------------------------------------------------

Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge rate would result in higher performance figures. The total return calculations for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return for Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to each class for the same period (except as shown in "The Fund's Financial Highlights"). The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total return is an historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES

--------------------------------------------------------------------------------
The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this
Prospectus.  Indicate whether you are purchasing Class A or Class B shares.
If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               OPENING AN ACCOUNT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BY CHECK      1.   Make your check payable to John Hancock Investor Services
                   Corporation, P.O. Box 9115, Boston, MA, 02205-9115.

              2. Deliver the completed application and check to your registered representative or Selling Broker or mail it directly to Investor Services.
--------------------------------------------------------------------------------

BY WIRE       1.   Obtain an account number by contacting your registered
                   representative or Selling Broker, or by calling
                   1-800-225-5291.

              2.   Instruct your bank to wire funds to:
                   First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Global Resources Fund (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered

              3.   Deliver the completed application to your registered
                   representative or Selling Broker or mail it directly to
                   Investor Services.
--------------------------------------------------------------------------------
MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
AUTOMATIC          sections on the Account Privileges Application designating a
ACCUMULATION       bank account from which funds may be drawn.
PROGRAM
(MAAP)        2.   The amount you elect to invest will be withdrawn
                   automatically from your bank or credit union account.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               BUYING ADDITIONAL CLASS A AND CLASS B
               SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information"
                   sections on the Account Privileges Application designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing
                   House system (ACH).

              2. After your authorization form has been processed, you may purchase additional Class A or Class B shares by calling Investor Services toll-free 1-800-225-5291.

              3. Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.

              4. Your investment normally will be credited to your account the business day following your phone request.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY CHECK      1.   Either complete the detachable stub included on your
                   account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

              2. Make your check payable to John Hancock Investor Services Corporation.

              3.   Mail the account information and check to:
                       John Hancock Investor Services Corporation
                       P.O. Box 9115
                       Boston, MA 02205-9115
                   or deliver it to your registered representative or
                   Selling Broker.
--------------------------------------------------------------------------------

BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Global Resources Fund (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered

--------------------------------------------------------------------------------
Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT YOU SHOULD
                   KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Board of Directors has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board believes accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.


-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                    COMBINED
                                             SALES CHARGE AS      REALLOWANCE        REALLOWANCE TO
                           SALES CHARGE AS   A PERCENTAGE OF  AND SERVICE FEE AS   SELLING BROKERS AS
    AMOUNT INVESTED        A PERCENTAGE OF     THE AMOUNT       A PERCENTAGE OF      A PERCENTAGE OF
(INCLUDING SALES CHARGE)   OFFERING PRICE       INVESTED       OFFERING PRICE(+)  THE OFFERING PRICE(*)
------------------------  -----------------  ---------------  ------------------  ---------------------
Less than $50,000             5.00%              5.26%              4.25%                4.01%
$50,000 to $99,999            4.50%              4.71%              3.75%                3.51%
$100,000 to $249,999          3.50%              3.63%              2.85%                2.61%
$250,000 to $499,999          2.50%              2.56%              2.10%                1.86%
$500,000 to $999,999          2.00%              2.04%              1.60%                1.36%
$1,000,000 and over           0.00%(**)          0.00%(**)         (***)                 0.00%(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.

(***) John Hancock Funds may pay a commission and the first year's service fee (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of
      $1 million or more in aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next
      $5 million and 0.25% on amounts of $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund.
      Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

          AMOUNT INVESTED                                          CDSC RATE
          ---------------                                          ---------
$1 million to $4,999,999...........................................    1.00%
Next $5 million to $9,999,999......................................    0.50%
Amounts of $10 million and over....................................    0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative -- Class A Shares".


-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his/her plan distributions directly to the Fund.

- A member of an affinity group financial services plan.*

------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                           $600
- Minus proceeds of 10 shares not subject to CDSC because
  they were acquired through dividend reinvestment (10 X $12)               -120
- Minus appreciation on remaining shares, also not subject to
  CDSC (40 X $2)                                                             -80
                                                                            ----
- Amount subject to CDSC                                                    $400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

   YEAR IN WHICH
  CLASS B SHARES                            CONTINGENT DEFERRED SALES
REDEEMED FOLLOWING                          CHARGE AS A PERCENTAGE OF
     PURCHASE                             DOLLAR AMOUNT SUBJECT TO CDSC
------------------                        -----------------------------
First                                                  5.0%
Second                                                 4.0%
Third                                                  3.0%
Fourth                                                 3.0%
Fifth                                                  2.0%
Sixth                                                  1.0%
Seventh and thereafter                                 None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

--------------------------------------------------------------------------------
  UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON CLASS B AND
  CERTAIN CLASS A SHARE REDEMPTIONS WILL BE WAIVED.
--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.

- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $1,000 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

--------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
--------------------------------------------------------------------------------

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------

    BY TELEPHONE       All Fund shareholders are eligible automatically for the
                       telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through
                       Friday, excluding days on which the Exchange is closed.
                       Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

                       You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty days. A check will be mailed to the exact name(s) and address shown on the account.

                       If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

                       Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                       During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or use EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    BY WIRE          If you have a telephone redemption form on file with the
                     Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account,
                     and the funds are usually collectible after two business
                     days. Your bank may or may not charge a fee for this
                     service. Redemptions of less than $1,000 will be sent by
                     check or electronic funds transfer.
                     This feature may be elected by completing the "Telephone
                     Redemption" section on the Account Privileges Application
                     included with this Prospectus.
--------------------------------------------------------------------------------
    IN WRITING       Send a stock power or "letter of instruction" specifying
                     the name of the Fund, the dollar amount or the number of
                     shares to be redeemed, your name, class of shares, your
                     account number and the additional requirements listed below that apply to your particular account.
--------------------------------------------------------------------------------
    TYPE OF REGISTRATION                REQUIREMENTS
    --------------------                ------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with
      Proprietorship, Custodial         titles where applicable) by all persons
      (Uniform  Gifts or Transfer to    authorized to sign for the account,
      to Minors Act), General           exactly as it is registered with the
      Partners                          signature(s) guaranteed.

    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s)
                                        authorized to act on the account with
                                        the signature(s) guaranteed.

    Trusts A letter of instruction signed by the trustee(s) with the signature(s) guaranteed. (If the trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

    If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------
    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

--------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

--------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $1,000 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.

    Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 60 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY FOR SHARES
                   OF THE SAME CLASS OF ANOTHER JOHN HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING

1. In a letter, request an exchange and list the following:

   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for the purpose of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.


--------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
--------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

--------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
--------------------------------------------------------------------------------

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) plans), Tax Sheltered Annuity Retirement Plans (403(b) Plans) and Section 457 Plans.

2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.


INVESTMENTS, TECHNIQUES AND RISK FACTORS

SECURITIES OF FOREIGN ISSUERS. Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Fund.

Additionally, because foreign securities may be quoted or denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratios of funds investing significant amounts of their assets in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these funds, such as the cost of maintaining custody of foreign securities and advisory fees, are higher.

These risks of foreign investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries generally are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase securities quoted or denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned, if any, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental control on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. As a result, the Fund may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. The Fund will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into these transactions only in connection with its hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency. See the Statement of Additional Information for further discussion of the uses and risks of forward foreign currency exchange contracts.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities that are not readily marketable. Without regard to this limitation, the Fund may invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 as long as such securities meet liquidity guidelines established by the Board of Directors.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the counterparty at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term, liquid debt securities. However, these transactions may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. The Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered speculative. The Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Custodian a separate account consisting of cash or liquid, high grade debt securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund's investment restrictions provide that the Fund will not enter into reverse repurchase agreements exceeding, in the aggregate, 33 1/3% of the value of its total assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Adviser will monitor the creditworthiness of the firms involved.

The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

SHORT SALES AGAINST-THE-BOX. The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for Federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales.

SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. The Fund's portfolio turnover rate is set forth in the table under the caption "The Fund's Financial Highlights."

OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts on equity securities, stock indices and foreign currencies, stock index and currency futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to enhance return or to manage the Fund's exposure to changing security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. All of the Fund's futures contracts and options on futures contracts will be traded on a U.S. commodity exchange or board of trade. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.

RISKS ASSOCIATED WITH OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS. The risks associated with the Fund's transactions in options, futures and other derivative instruments may include some or all of the following:

Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund.

Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in certain derivative instruments by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

Correlation Risk. The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments.

                                    (NOTES)

                                              JOHN HANCOCK
                                              GLOBAL
JOHN HANCOCK                                  RESOURCES
GLOBAL RESOURCES FUND                         FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603           CLASS A AND CLASS B SHARES
                                              PROSPECTUS
   PRINCIPAL DISTRIBUTOR                      MARCH 1, 1996
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603
                                              A MUTUAL FUND SEEKING TO PROTECT
   CUSTODIAN                                  THE PURCHASING POWER OF INVESTORS'
   Investors Bank & Trust Company             CAPITAL AND TO ACHIEVE GROWTH OF
   24 Federal Street                          CAPITAL.
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call 1-800-225-5291
For Investment-by-Phone                       101 HUNTINGTON AVENUE
For Telephone Redemption                      BOSTON, MASSACHUSETTS 02199-7603
                                              TELEPHONE 1-800-225-5291
For TDD  call 1-800-554-6713

6300P 3/96  (LOGO)   Printed on Recycled Paper

JOHN HANCOCK
GOVERNMENT
INCOME FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

MARCH 1, 1996

---------------------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Expense Information...................................................................     2
The Fund's Financial Highlights.......................................................     3
Investment Objective and Policies.....................................................     5
Organization and Management of the Fund...............................................     7
Alternative Purchase Arrangements.....................................................     8
The Fund's Expenses...................................................................    10
Dividends and Taxes...................................................................    11
Performance...........................................................................    11
How to Buy Shares.....................................................................    13
Share Price...........................................................................    14
How to Redeem Shares..................................................................    20
Additional Services and Programs......................................................    22
Investments, Techniques and Risk Factors..............................................    25


  This Prospectus sets forth the information about John Hancock Government Income Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996 and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.



                                                                                                       CLASS A         CLASS B
                                                                                                       SHARES          SHARES
                                                                                                       -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).......................   4.50%            None
Maximum sales charge imposed on reinvested dividends................................................    None            None
Maximum deferred sales charge.......................................................................    None *         5.00%
Redemption fee+.....................................................................................    None            None
Exchange fee........................................................................................    None            None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee......................................................................................   0.63%           0.63%
12b-1 fee**.........................................................................................   0.25%           1.00%
Other expenses***...................................................................................   0.25%           0.25%
Total Fund operating expenses.......................................................................   1.13%           1.88%


  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.


                                  EXAMPLE:                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                ------       -------       -------       --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares...............................................................    $ 56          $79          $ 105          $178
Class B Shares
    -- Assuming complete redemption at end of period.........................    $ 69          $89          $ 122          $201
    -- Assuming no redemption................................................    $ 19          $59          $ 102          $201


(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS


  The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.



  Selected data for each class of shares outstanding throughout each period is as follows:



                                                                                                               FOR THE PERIOD
                                                                                                             SEPTEMBER 30, 1994
                                                                                                              (COMMENCEMENT OF
                                                                                           YEAR ENDED          OPERATIONS) TO
                                                                                       OCTOBER 31, 1995(A)    OCTOBER 31, 1994
                                                                                       -------------------   -------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.................................................        $   8.75               $ 8.85
                                                                                             --------               ------
Net Investment Income................................................................            0.72                 0.06
Net Realized and Unrealized Gain (Loss) on Investments and Financial Futures
  Contracts..........................................................................            0.57                (0.10)
                                                                                             --------               ------
Total from Investment Operations.....................................................            1.29                (0.04)
                                                                                             --------               ------
Less Distributions:
Dividends from Net Investment Income.................................................           (0.72)               (0.06)
                                                                                             --------              -------
Net Asset Value, End of Period.......................................................        $   9.32               $ 8.75
                                                                                             ========               ======
Total Investment Return at Net Asset Value(b)(c).....................................           15.32%               (0.45%)**
Total Adjusted Investment Return at Net Asset Value(c)...............................           15.28%               (0.46%)**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)............................................        $470,569               $  223
Ratio of Expenses to Average Net Assets(b)...........................................            1.19%                0.12%*
Ratio of Net Investment Income to Average Net Assets(b)..............................            7.38%                0.71%*
Portfolio Turnover Rate..............................................................             102%                  92%


---------------


  * Annualized



 ** Not annualized



(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.



(b) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.02%, 0.01%, 0.01% and 0.15% for Class B for the years ended October 31, 1995, 1994, 1993 and 1992, respectively.


(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


THE FUND'S FINANCIAL HIGHLIGHTS


  Selected data for Class B shares outstanding throughout each period is as follows:



                                                                                                                        PERIOD
                                                                YEAR ENDED OCTOBER 31,                                   ENDED
                                     -----------------------------------------------------------------------------    OCTOBER 31,
                                       1995        1994        1993        1992       1991       1990       1989        1988(D)
                                     --------    --------    --------    --------    -------    -------    -------    -----------
CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period...........................  $   8.75    $  10.05    $   9.83    $   9.79    $   9.37   $  9.98    $ 10.01       $10.58
Net Investment Income..............      0.65        0.65        0.70        0.80       0.89       0.88       0.98         0.69
Net Realized and Unrealized Gain
  (Loss) on Investments and
  Financial Futures Contracts......      0.57       (1.28)       0.24        0.03       0.40      (0.54)     (0.01)       (0.45)
                                     --------    --------    --------    --------    -------    -------    -------       ------
Total from Investment Operations...      1.22       (0.63)       0.94        0.83       1.29       0.34       0.97         0.24
Less Distributions:
Dividends from Net Investment
  Income...........................     (0.65)      (0.65)      (0.72)      (0.79)     (0.87)     (0.95)     (1.00)       (0.64)
Distributions from Net Realized
  Gains on Investments Sold and
  Financial Futures Contracts......     --          (0.02)      --          --         --         --         --           (0.17)
                                     --------    --------    --------    --------    -------    -------    -------       ------
Total Distributions................     (0.65)      (0.67)      (0.72)      (0.79)     (0.87)     (0.95)     (1.00)       (0.81)
                                     --------    --------    --------    --------    -------    -------    -------       ------
Net Asset Value, End of Period.....  $   9.32    $   8.75    $  10.05    $   9.83    $   9.79   $  9.37    $  9.98       $10.01
                                     ========    ========    ========    ========    ========   =======    =======       ======
Total Investment Return at Net
  Asset Value(b)(c)................     14.49%      (6.42)%      9.86%       8.81%     14.38%      3.71%     10.22%        2.40%
Total Adjusted Investment Return at
  Net Asset Value(c)...............     14.47%       6.43%       9.85%       8.66%     --
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's
  omitted).........................  $226,954    $241,061    $293,413    $225,540    $129,014   $64,707    $26,568       $6,966
Ratio of Expenses to Average Net
  Assets(b)........................      1.89%       1.93%       2.00%       2.00%      2.00%      2.04%      2.82%        2.76%
Ratio of Expense Reimbursement to
  Average Net Assets...............     --          --          --          --         --         (0.04)%    (0.82)%      (1.38)%
                                     --------    --------    --------    --------    -------    -------    -------       ------
Ratio of Net Expenses to Average
  Net Assets.......................      1.89%       1.93%       2.00%       2.00%      2.00%      2.00%      2.00%        1.38%
                                     ========    ========    ========    ========    ========   =======    =======       ======
Ratio of Net Investment Income to
  Average Net Assets...............      7.26%       6.98%       7.06%       8.03%      9.09%      9.22%      9.64%        6.34%
Portfolio Turnover Rate............       102%         92%        138%        112%       162%        83%       151%         174%

---------------

  * Annualized



 ** Not annualized



(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.



(b) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.02%, 0.01%, 0.01% and 0.15% for Class B for the years ended October 31, 1995, 1994, 1993 and 1992, respectively.


(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


(d) Financial highlights, including total return, are for the period from February 23, 1988 (date of the Fund's initial offering of shares to the public) to October 31, 1988 and have not been annualized. Per share information has been calculated using the average number of shares outstanding.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). The Fund may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving options (subject to certain limits), futures and options on futures. The Fund expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government securities (and related repurchase agreements and forward commitments) which include:

-------------------------------------------------------------------------------
                   THE FUND SEEKS TO EARN A HIGH LEVEL OF
                   CURRENT INCOME CONSISTENT WITH
                   PRESERVATION OF CAPITAL BY INVESTING IN
                   U.S. GOVERNMENT SECURITIES.
-------------------------------------------------------------------------------
(1) Obligations issued by the U.S. Treasury differing only in their interest rates, maturities and times of issuance:
     (a) U.S. Treasury bills with a maturity of one year or less;
     (b) U.S. Treasury notes with maturities of one to ten years; or
     (c) U.S. Treasury bonds generally with maturities greater than ten years;
         and
(2) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which may be supported by:
     (a) the full faith and credit of the U.S. Government (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Mae"));
     (b) the right of the issuer to borrow from the U.S. Government (e.g., securities of the Federal Home Loan banks); or
     (c) the credit of the instrumentality (e.g., bonds issued by Federal National Mortgage Association.)
John Hancock Advisers, Inc. (the "Adviser") will attempt to minimize excessive fluctuations in net asset value per share, so at times the highest yielding government securities then available may not be selected for investment if, in the view of the Adviser, future interest rate movements could result in depreciation of value of such securities. The Fund may take full advantage of the entire range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time based in large part on the Adviser's expectation as to future changes in interest rates.

As to the balance of the Fund's assets, where consistent with the investment objective, the Fund may:
1. invest in U.S. dollar denominated securities issued or guaranteed by foreign governments which are considered stable by the Adviser, or any of the political subdivisions, instrumentalities, authorities or agencies of these governments. Such securities will generally be rated within the four highest rating categories by a nationally recognized rating organization (e.g., Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's")) or if not so rated, determined to be of equivalent quality in the opinion of the Adviser;

   provided that the Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.
2. invest in other "asset backed securities" which are not included as "government asset backed" securities and are rated in one of the two highest rating categories by a nationally recognized credit rating organization or if not so rated, determined to be of equivalent investment quality in the opinion of the Adviser;
3. engage in hedging transactions, including options, interest rate futures contracts and options thereon, subject to certain limitations described below (see "Investments, Techniques and Risk Factors");
4. enter into repurchase agreements and reverse repurchase agreements and invest in when issued securities and restricted securities, subject to certain limitations described below (see "Investments, Techniques and Risk Factors"); and
5. invest in (for liquidity purposes) high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") such as certificates of deposit, bankers' acceptances, corporate debt securities, commercial paper and related repurchase agreements.

Asset backed securities, like Ginnie Mae certificates, are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and mortgage backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). See "Investments, Techniques and Risk Factors" and the Statement of Additional Information for a discussion of government and non-government asset backed securities and for a description of securities lending, short-term obligations, government securities, options, futures and forward contracts, as well as the ratings of various fixed income securities by Moody's and S&P. See "Investments, Techniques and Risk Factors."

The U.S. Government guarantees the payment of principal and interest of the Fund's U.S. Government securities, but does not guarantee the value or yield of such securities or the Fund's shares of common stock. To the extent the Fund invests in government asset backed (e.g., Ginnie Mae Certificates) and non-government asset backed securities, it may experience a high rate of repayment when interest rates decline and may therefore face the necessity of reinvesting at a time when rates of return are relatively low which could result in a reduction in principal if the securities were acquired at a premium. See "Certain Investment Practices" in the Statement of Additional Information for further discussion.

The value of the securities held by the Fund, and therefore the net asset value per share, will fluctuate with interest rate changes. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value, while a decline will result in an increase in the Fund's net asset value. Therefore at the time of redemption, your shares may be worth more or less than the value at the time of purchase.

The Fund will employ certain hedging techniques to seek to reduce risks associated with changes in interest rates. However, these hedging techniques will result in transaction costs to the Fund and there can be no assurance the interest rate risks will be eliminated. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically; therefore, their value is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. See "Investments, Techniques and Risk Factors."

Foreign government obligations which are appropriate for investment by the Fund may be subject to risks generally applicable to foreign securities. See "Investments, Techniques and Risk Factors."

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective to invest (under normal market conditions) 80% of its assets in U.S. Government securities and its investment policies are nonfundamental and may be changed by a vote of the Board of Directors without shareholder approval, upon 30 days' prior written notice to shareholders. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested Trustees of the John Hancock funds. There can be no assurance that the Fund will achieve its investment objective.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------


When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is organized as a separate, diversified portfolio of the Company, an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Board of Directors has authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Company does not intend to hold annual meetings of shareholders, except when required by federal or state law, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Company, under certain circumstances, will assist in shareholder communications with other shareholders.

-------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS ELECTS OFFICERS AND
                   RETAINS THE INVESTMENT ADVISER WHO IS
                   RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS
                   OF THE FUND, SUBJECT TO THE BOARD OF
                   DIRECTORS' POLICIES AND SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers that have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------

                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.


-------------------------------------------------------------------------------



Barry Evans is Vice President and Portfolio Manager of the Fund and also leads a team of managers on several other Hancock funds. Mr. Evans has managed both funds since he joined John Hancock in 1986.



In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------


CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.



Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES


For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.625% of the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that of most other funds but is comparable to fees paid by funds that invest in similar securities.



The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% for both Class A and Class B shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.


-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------


In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended October 31, 1995, an aggregate of $8,575,319 of distribution expenses or 3.69% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares dividends daily and distributes them monthly, representing all or substantially all of its net investment income. The Fund will distribute net realized capital gains, if any, annually.



Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."


-------------------------------------------------------------------------------

                   THE FUND GENERALLY DECLARES DIVIDENDS
                   DAILY AND DISTRIBUTES THEM MONTHLY.

-------------------------------------------------------------------------------

TAXATION. Dividends from the Fund's net investment income, certain net foreign exchange gains and net short-term capital gains are taxable to you as ordinary income and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether you take them in cash or reinvest in additional shares. Certain dividends may be paid in January of a given year but may be taxable as if you received them the previous December.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.


On the account application you must certify that the social security or other taxpayer identification number you provide is correct and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions or exchanges.


In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. You should consult your tax adviser for specific advice.

PERFORMANCE
Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the
-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD AND TOTAL
                   RETURN.
-------------------------------------------------------------------------------
net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.


Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. Total return and yield calculations for the Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return and yield may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return is an historical calculation, and are not an indication of future performance. See "Alternative Purchase Arrangements -- Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES

------------------------------------------------------------------------------------

    The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus.
    Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.


--------------------------------------------------------------------------------
                            OPENING AN ACCOUNT
[/R]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation, P.O. Box 9115, Boston, MA 02205-9115.
                  2.   Deliver the completed application and check to your registered representative or Selling Broker or mail it directly to
                       Investor Services.
--------------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Government Income Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
--------------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application designating a
    ACCUMULATION       bank account from which funds may be drawn.

-------------------------------------------------------------------------------

                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES

-------------------------------------------------------------------------------


    PROGRAM       2.   The amount you elect to invest will be withdrawn automatically
    (MAAP)             from your bank or credit union account.
--------------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                       (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                       invest.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.


-------------------------------------------------------------------------------

                   BUYING ADDITIONAL
                   CLASS A AND CLASS B
                   SHARES (CONTINUED)

-------------------------------------------------------------------------------


                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                         John Hancock Investor Services Corporation
                         P.O. Box 9115
                         Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
--------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Government Income Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
--------------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------------


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith according to procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.


-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business, to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                 COMBINED
                                            SALES CHARGE AS      REALLOWANCE          REALLOWANCE TO
                         SALES CHARGE AS   A PERCENTAGE OF   AND SERVICE FEE AS    SELLING BROKERS AS
    AMOUNT INVESTED       A PERCENTAGE OF     THE AMOUNT       A PERCENTAGE OF        A PERCENTAGE OF
(INCLUDING SALES CHARGE)  OFFERING PRICE      INVESTED       OFFERING PRICE(+)    THE OFFERING PRICE(*)
------------------------  ---------------  ---------------   ------------------   ---------------------
Less than $100,000             4.50%            4.71%             4.00%                 3.76%
$100,000 to $249,999           3.75%            3.90%             3.25%                 3.01%
$250,000 to $499,999           2.75%            2.83%             2.30%                 2.06%
$500,000 to $999,999           2.00%            2.04%             1.75%                 1.51%
$1,000,000 and over            0.00%(**)        0.00%(**)         (***)                 0.00%(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933.



 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.


(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.


  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within

12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

      AMOUNT INVESTED                                                     CDSC RATE
      ---------------                                                     ---------
$1 million to $4,999,999................................................    1.00%
Next $5 million to $9,999,999...........................................    0.50%
Amounts of $10 million and over.........................................    0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced


-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN
                   CLASS A SHARES.
-------------------------------------------------------------------------------


sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


1.  Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and
3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."
EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $80,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative -- Class A Shares".

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:
- A Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------
- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*
- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.


- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his/her plan distributions directly to the Fund.


- A member of an approved affinity group financial services plan.*

------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.
Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                           $  600
- Minus proceeds of 10 shares not subject to CDSC because they were
  acquired through dividend reinvestment (10 X $12)                           -120
- Minus appreciation on remaining shares, also not subject to CDSC (40 X
  $2)                                                                         - 80
                                                                            ------
- Amount subject to CDSC                                                    $  400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.


The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

     YEAR IN WHICH
    CLASS B SHARES                                    CONTINGENT DEFERRED SALES
  REDEEMED FOLLOWING                                  CHARGE AS A PERCENTAGE OF
       PURCHASE                                     DOLLAR AMOUNT SUBJECT TO CDSC
--------------------                                -----------------------------
First                                                               5.0%
Second                                                              4.0%
Third                                                               3.0%
Fourth                                                              3.0%
Fifth                                                               2.0%
Sixth                                                               1.0%
Seventh and thereafter                                              None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears. WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:
- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value, at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This
-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
  waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
 70 1/2 from a tax-deferred retirement plan.
- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.
- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $1,000 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.
If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------


Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.



--------------------------------------------------------------------------------------
    BY TELEPHONE         All Fund shareholders are eligible automatically for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York time), Monday through
                         Friday, excluding days on which the Exchange is closed.
                         Investor Services employs the following procedures to
                         confirm that instructions received by telephone are
                         genuine. Your name, the account number, taxpayer
                         identification number applicable to the account and other
                         relevant information may be requested. In addition,
                         telephone instructions are recorded.

                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty
                         days. A check will be mailed to the exact name(s) and
                         address shown on the account.

                         If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

                         Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times, you
                         should consider placing redemption requests in writing or
                         use EASI-Line. EASI-Line's telephone number is
                         1-800-338-8080.
--------------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with the
                         Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account,
                         and the funds are usually collectable after two business
                         days. Your bank may or may not charge a fee for this
                         service. Redemptions of less than $1,000 will be sent by
                         check or electronic funds transfer.

                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         attached to the Prospectus.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number and the additional requirements listed below that apply to your particular account.
--------------------------------------------------------------------------------------

    TYPE OF REGISTRATION                REQUIREMENTS
    --------------------                ------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaran-
                                        teed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed.
    Trusts                              A letter of instruction signed by the
                                        trustee(s) with the signature(s) guaranteed.
                                        (If the trustee's name is not registered on
                                        your account, also provide a copy of the
                                        trust document, certified within the last 60
                                        days.)


   If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------
   A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $1,000 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares. Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 60 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
-------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS
EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock Fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.


The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.
Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.
Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE
1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.
2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.
3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.
IN WRITING
1. In a letter, request an exchange and list the following:

   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange

   Sign your request exactly as the account is registered.
2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116
REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for the purpose of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.


-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in the Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.
3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------
4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.
5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.
6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.
MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------
2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.
3. You can terminate your Monthly Automatic Accumulation Program plan at any time.
4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------
2. The initial aggregate investment of all participants in the group must be at least $250.
3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) Plans), Tax Sheltered Annuity Retirement Plans (403(b) Plans) and Section 457 Plans.


2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

INVESTMENTS, TECHNIQUES AND RISK FACTORS
RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its total assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. Although the Fund may purchase restricted securities which can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act, its present investment restriction limits such investment to the foregoing 10% limitation.
LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the counterparty at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term, liquid debt securities. However, these transactions may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.
REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid, high grade debt securities to cover its obligations under reverse repurchase agreements with selected firms approved in advance by the Board of Directors. The Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered speculative. Repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and therefore increase the possibility of fluctuation in the Fund's net asset value. The Fund may borrow money for temporary administrative or emergency purposes. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. The Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than 33 1/3% of it total assets. WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a forward or "when-issued" or "delayed delivery" basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. When the Fund engages in such transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield. If the Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or a loss.
SECURITIES OF FOREIGN ISSUERS. The Fund may invest in securities issued or guaranteed by foreign governments or any of the political subdivisions, instrumentalities, authorities or agencies of these governments. Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign governments are not generally subject to the same uniform accounting, auditing and financial reporting requirements as the U.S. government; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Fund. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
The Fund may also invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. The Brady Plan contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Multilateral institutions such as the World Bank and the International Monetary Fund the ("IMF") support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds may involve a high degree of risk or present the risk of default. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.
INVESTMENT GRADE AND LOWER RATED SECURITIES. The Fund may invest in securities that are rated in the lowest category of "investment grade" (BBB by S&P or Baa by Moody's) or, with respect to 10% of its total assets, in lower rated securities or unrated securities determined to be of comparable quality. Securities in the lowest investment grade are considered medium grade obligations and normally exhibit adequate protection parameters. However, these securities also have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than in the case of higher grade obligations. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic and market developments to a greater extent than do the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. See the Statement of Additional Information for a description of the risks associated with investing in high-yield, high-risk securities.
SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-term trading of fixed-income securities should not increase direct transaction costs since fixed-income securities are normally traded on a principal basis without brokerage commissions. Short-term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. The Fund's portfolio turnover rate is set forth in the table under the caption "The Fund's Financial Highlights." TEMPORARY DEFENSIVE INVESTMENTS. During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of (i) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,000 or more; (ii) commercial paper rated within the two highest rating categories of a nationally recognized rating organization; (iii) investment grade short-term notes; and (iv) related repurchase agreements.
OPTIONS AND FUTURES TRANSACTIONS. The Fund may write (sell) covered call and cash secured put options and purchase call and put options on debt securities and may enter into interest rate futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may also write straddles, which are combinations of put and call options on the same security. The Fund does not currently engage in the writing of options for the purpose of enhancing its total return and has undertaken not to commence such investment activity without having first given 60 days' written notice to shareholders in advance thereof.
The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits and premiums required to establish positions in futures contracts and options on futures would exceed 5% of the Fund's total assets. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other options, interest rate futures contracts and options thereon then held by the Fund, exceed 10% of the Fund's total net assets. The loss incurred by the Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks. MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and pay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.
"Stripped" mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Fund has no present intention of investing in IO's and PO's.
Other types of mortgage-backed securities will likely be developed in the future and the Fund may invest in them if the Adviser determines they are consistent with the Fund's investment objectives and policies.
ZERO COUPON BONDS. Zero coupon Treasury securities are (i) U.S. Treasury bills, and both notes and bonds which have been stripped of their unmatured interests coupons and receipts or (ii) certificates representing interest in such stripped obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued currently for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Investing in "zero coupon" Treasury securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Ginnie Mae certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon Treasury securities, the value of which would be expected to increase when interest rates decline. Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are not periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.
In order to satisfy the income distribution requirements applicable to regulated investment companies under the Code, the Fund may therefore be required to obtain cash for distribution corresponding to such accrued income by selling portfolio securities, possibly under disadvantageous circumstances, or through borrowing.
RISKS ASSOCIATED WITH OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS. The risks associated with the Fund's transactions in options, futures and other derivative instruments including mortgaged and asset back securities may include some or all of the following:
Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund. Investments in mortgage-backed and indexed securities are subject to the prepayment, extension, interest rate and other market risks described above.
Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net assets value. The Fund may partially offset the leverage inherent in derivative instruments by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options. Correlation Risk. The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.
Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.
Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments. The Fund's ability to terminate over-the-counter derivative instruments may depend on the cooperation of the counterparties to these instruments. For derivative instruments that are not heavily traded, the only source of price quotations may be the selling dealer or counterparty.

                                    (NOTES)

JOHN HANCOCK                                   JOHN HANCOCK
GOVERNMENT INCOME FUND                         GOVERNMENT
                                               INCOME FUND
   INVESTMENT ADVISER
   John Hancock Advisers, Inc.                 CLASS A AND CLASS B SHARES
   101 Huntington Avenue                       PROSPECTUS
   Boston, Massachusetts 02199-7603
                                               MARCH 1, 1996
   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.                    A MUTUAL FUND SEEKING TO EARN
   101 Huntington Avenue                       A HIGH LEVEL OF CURRENT
   Boston, Massachusetts 02199-7603            INCOME CONSISTENT WITH
                                               PRESERVATION OF CAPITAL BY
   CUSTODIAN                                   INVESTING IN U.S. GOVERNMENT
   Investors Bank & Trust Company              SECURITIES.
   24 Federal Street
   Boston, Massachusetts 02110                 101 HUNTINGTON AVENUE
                                               BOSTON, MASSACHUSETTS 02199-7603
   TRANSFER AGENT                              TELEPHONE 1-800-225-5291
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call
1-800-225-5291
For Investment-by-Phone
For Telephone Redemption

For TDD  call 1-800-554-6713

5600P 3/96 (LOGO) Printed on Recycled Paper

JOHN HANCOCK

HIGH YIELD
BOND FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

MARCH 1, 1996

----------------------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Expense Information...................................................................      2
The Fund's Financial Highlights.......................................................      3
Investment Objective and Policies.....................................................      5
Organization and Management of the Fund...............................................      8
Alternative Purchase Arrangements.....................................................      9
The Fund's Expenses...................................................................     11
Dividends and Taxes...................................................................     11
Performance...........................................................................     12
How to Buy Shares.....................................................................     14
Share Price...........................................................................     16
How to Redeem Shares..................................................................     22
Additional Services and Programs......................................................     24
Investments, Techniques and Risk Factors..............................................     27
Appendix A............................................................................    A-1

  This Prospectus sets forth the information about John Hancock High Yield Bond Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996 and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  THE FUND INVESTS PRIMARILY (AND IS PERMITTED TO INVEST UP TO 100% OF ITS ASSETS) IN NON-INVESTMENT GRADE DEBT SECURITIES ISSUED BY DOMESTIC ISSUERS (COMMONLY KNOWN AS "JUNK BONDS") AND FOREIGN ISSUERS, WHICH SECURITIES (I) ENTAIL PRICE VOLATILITY, DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES AND (II) MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENTS, TECHNIQUES AND RISK FACTORS."

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.



                                                                                                          CLASS A     CLASS B
                                                                                                          SHARES      SHARES
                                                                                                          -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).........................      4.50%        None
Maximum sales charge imposed on reinvested dividends..................................................       None        None
Maximum deferred sales charge.........................................................................       None*      5.00%
Redemption fee+.......................................................................................       None        None
Exchange fee..........................................................................................       None        None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee++......................................................................................      0.58%       0.58%
12b-1 fee**...........................................................................................      0.25%       1.00%
Other expenses***.....................................................................................      0.33%       0.33%
Total Fund operating expenses.........................................................................      1.16%       1.91%



  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.

 ++ The calculation of the management fee is based on average net assets for the fiscal year ended October 31, 1995. See "The Fund Expenses".




                                  EXAMPLE:                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                              ------       -------       -------       --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares..............................................................   $ 56          $80          $ 106          $180
Class B Shares
    -- Assuming complete redemption at end of period........................   $ 69          $90          $ 123          $204
    -- Assuming no redemption...............................................   $ 19          $60          $ 103          $204


(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

  The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.

  Selected data for Class A shares outstanding throughout each period is as follows:


                                                                                                                FOR THE PERIOD
                                                                                                                FROM JUNE 30,
                                                                                                                     1993
                                                                                     YEAR ENDED OCTOBER         (COMMENCEMENT
                                                                                             31,                OF OPERATIONS)
                                                                                    ---------------------       TO OCTOBER 31,
                                                                                    1995(B)       1994(2)            1993
                                                                                    -------       -------       --------------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period............................................      $7.33         $8.23            $8.10
                                                                                    -------       -------           ------
Net Investment Income...........................................................       0.72          0.80(a)          0.33
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
 Transactions...................................................................      (0.12)        (0.83)            0.09
                                                                                    -------       -------           ------
Total from Investment Operations................................................       0.60         (0.03)            0.42
                                                                                    -------       -------           ------
Less Distributions:
Dividends from Net Investment Income............................................      (0.73)        (0.82)           (0.29)
Distributions from Net Realized Gain on Investments Sold........................         --         (0.05)              --
                                                                                    -------       -------           ------
Total Distributions.............................................................      (0.73)        (0.87)           (0.29)
                                                                                    -------       -------           ------
Net Asset Value, End of Period..................................................      $7.20         $7.33            $8.23
                                                                                    =======       =======           ======
Total Investment Return at Net Asset Value(c)...................................       8.83%        (0.59)%           4.96%(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).......................................    $26,452       $11,696           $2,344
Ratio of Expenses to Average Net Assets.........................................       1.16%         1.16%            0.91%*
Ratio of Net Investment Income to Average Net Assets............................      10.23%        10.14%           12.89%*
Portfolio Turnover Rate.........................................................         98%          153%             204%


---------------

  Selected data for Class B shares outstanding throughout each period is as follows:


                                                           YEAR ENDED OCTOBER 30,                                    PERIOD ENDED
                           --------------------------------------------------------------------------------------     OCTOBER 31
                           1995(B)       1994       1993       1992       1991       1990       1989       1988        1987(1)
                           --------    --------    -------    -------    -------    -------    -------    -------    ------------
CLASS B
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value,
  Beginning of Period....    $ 7.33      $ 8.23     $ 7.43     $ 7.44     $ 6.45     $ 8.14     $ 9.70     $ 9.94       $ 9.95
                           --------    --------    --------   -------    -------    -------    -------    -------       ------
Net Investment Income....      0.67        0.74(a)    0.80       0.87       0.98       1.09       1.16       1.07(a)      0.01
Net Realized and
  Unrealized
  Gain (Loss) on
  Investments and
  Foreign Currency
  Transactions...........     (0.13)      (0.83)      0.75      (0.04)      1.06      (1.68)     (1.55)     (0.14)       (0.02)
                           --------    --------    --------   -------    -------    -------    -------    -------       ------
Total from Investment
  Operations.............     (0.54)      (0.09)      1.55       0.83       2.04      (0.59)     (0.39)      0.93        (0.01)
                           --------    --------    --------   -------    -------    -------    -------    -------       ------
Less Distributions
Dividends from net
  Investment Income......     (0.67)      (0.76)     (0.75)     (0.84)     (0.98)     (1.09)     (1.14)     (1.17)        --
Distributions from Net
  Realized Gain on
  Investments Sold.......     --          (0.05)     --         --         --         --         --         --            --
Distributions from
  Capital Paid-In........     --          --         --         --         (0.07)     (0.01)     (0.03)     --            --
                           --------    --------    --------   -------    -------    -------    -------    -------       ------
Total Distributions......     (0.67)      (0.81)     (0.75)     (0.84)     (1.05)     (1.10)     (1.17)     (1.17)        --
                           --------    --------    --------   -------    -------    -------    -------    -------       ------
Net Asset Value, End of
  Period.................     $7.20       $7.33      $8.23      $7.43      $7.44      $6.45      $8.14      $9.70        $9.94
                           ========    ========    ========   =======    =======    =======    =======    =======       ======
Total Investment Return
  on Net Asset
  Value(c)...............      7.97%      (1.33)%    21.76%     11.56%     34.21%     (8.04)%    (4.51)%     9.77%       (0.10)%
Total Adjusted Investment
  Return at Net Asset
  Value(e)(g)............     --          --         --         --         --         (8.07)%    (4.82)%     9.01%       (0.41)%

RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's omitted)........  $180,586    $160,739    $154,214   $98,560    $72,023    $37,097    $33,964    $20,852        $ 110
Ratio of Expenses to
  Average Net Assets.....      1.89%       1.91%      2.08%      2.25%      2.24%      2.22%      2.20%      2.00%        0.03%
Ratio of Adjusted
  Expenses to Average Net
  Assets(e)..............     --          --         --         --         --          2.25%      2.51%      2.76%        0.34%
                           --------    --------    --------   -------    -------    -------    -------    -------       ------
Ratio of Net Investment
  Income to Average Net
  Assets.................      9.42%       9.39%     10.07%     11.09%     13.73%     14.59%     12.23%     10.97%        0.09%
Ratio of Adjusted Net
  Investment Income
  (Loss) to Average Net
  Assets(e)..............     --          --         --         --         --         14.56%     11.92%     10.21%       (0.22)%
Portfolio Turnover
  Rate...................        98%        153%       204%       206%        93%        96%       100%        60%           0%

---------------

  * On an annualized basis.


(1) Financial highlights, including total return, are for the period October 26, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.



(a) On average month end shares outstanding.


(b) On December 22, 1994, John Hancock Advisers, Inc. became the Investment adviser of the Fund.


(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


(d) Not annualized.


(e) On an unreimbursed basis without expense reduction.


(g) An estimated total return calculation takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's primary investment objective is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, fixed income securities, such as (1) domestic and foreign corporate bonds; (2) debentures and notes; (3) convertible securities;
(4) preferred stocks; and (5) domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income. There is no assurance that the Fund will achieve its investment objectives.

-------------------------------------------------------------------------------
                   THE FUND SEEKS TO MAXIMIZE CURRENT INCOME
                   WITHOUT ASSUMING UNDUE RISK.
-------------------------------------------------------------------------------

The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services, i.e. rated lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard and Poor's Ratings Group ("S&P"), or unrated securities determined by John Hancock Advisers, Inc. (the "Adviser") to be of comparable credit quality (commonly called "junk bonds"). While providing higher yields, these lower quality securities generally involve greater volatility of price and greater risk of principal and income than securities in the higher rating categories and, accordingly, may be considered speculative. In general, these risks include: (1) substantial market price volatility; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; and
(3) industry, market and economic risks, including limited liquidity and secondary market support. The risks of lower rated securities are discussed in greater detail under "Investments, Techniques and Risk Factors" and should be carefully considered by investors.

Under normal market conditions, at least 65% of the Fund's total assets may be invested in bonds or debentures rated "Baa" or lower by Moody's, or "BBB" or lower by S&P; however, no more than 10% of the Fund's total assets may be invested in securities that are rated as low as "CC" by S&P or "Ca" by Moody's. Unrated securities will also be considered for investment by the Fund when the Adviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities consistent with the Fund's objectives and policies. The rating limitations applicable to the Fund's investments apply at the time of acquisition of a security; any subsequent change in the rating or quality of a security will not require the Fund to sell the security. A general description of Moody's and S&P's ratings and the distribution of the Fund's assets across the various ratings categories are set forth in Appendix A.

The Fund's investments in debt securities may at times include zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. The Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in zero-coupon and payment-in-kind bonds, it will not be pursuing its primary objective of maximizing current income.

Although the Fund intends to maintain investment emphasis in debt securities of domestic issuers, the Fund may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities (such as the World Bank). The Fund may also purchase debt securities issued in any country, developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. The risks of foreign investments should be carefully considered by investors. See "Investments, Techniques and Risk Factors."

Included among domestic debt securities eligible for purchase by the Fund are adjustable and variable or floating rate securities, mortgage related securities (including stripped securities, collateralized mortgage obligations and multi-class pass-through securities), asset-backed securities and callable bonds. Callable bonds have a provision permitting the issuer, at its option to "call" or redeem the bonds. If an issuer were to redeem bonds held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in bonds providing the same coupon return as the bonds redeemed.

To the extent that the Fund does not invest in the securities described above, the Fund may:

1. invest (for liquidity purposes) in high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"), including government obligations, certificates of deposit, bankers' acceptances, short-term corporate debt securities, commercial paper and related repurchase agreements;

2. invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the Adviser determines that investing in such obligations would facilitate the Fund's ability to accomplish its investment objectives;

3. lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when-issued or forward commitment basis.

4. write (sell) covered call and put options and purchase call and put options on debt securities and securities indices in an effort to increase current income and for hedging purposes; and

5. purchase and sell interest rate futures contracts on debt securities and securities index futures contracts, and write and purchase options on such futures contracts for hedging purposes.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of:

1. obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,000 or more;

2. commercial paper rated within the two highest rating categories of a nationally recognized rating organization;

3. investment grade short-term notes;

4. obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

5. related repurchase agreements.

As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry, except that the Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries. The Adviser follows a policy under which it will not cause the Fund to invest more than 25% of its total assets in the securities of issuers engaged in the electric utility industry or the telephone industry unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in this industry (issue size of $50 million or more) have averaged greater than the yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion of the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of this industry justifies such an investment. Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities are not subject to the foregoing 25% limitation. In addition, for purposes of this limitation, determinations of what constitutes an industry are made in accordance with specific industry codes set forth in the Standard Industrial Classification Manual and without considering groups of industries (e.g., all utilities) to be an industry.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objectives and investment policies (except for its policy on concentration) are nonfundamental, which means that they may be changed by the Board of Directors without shareholder approval. However, the Fund's investment objectives may not be changed without 30 days' prior written notice first having been given to shareholders. If there is a change in the Fund's investment objectives, you should consider whether the Fund remains an appropriate investment in light of your current financial position and needs. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested Trustees of the John Hancock funds.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

RISK FACTORS. An investment in the Fund is intended for long-term investors who can accept the risks associated with investing primarily in lower rated fixed-income securities. The Fund's investments will be subject to market fluctuation and other risks inherent in all securities. The yield, return and price volatility of the Fund depend on the type and quality of its investments as well as market and other factors. In addition, the Fund's potential investments and management techniques may entail specific risks. For additional information about risks associated with an investment in the Fund, see "Investments, Techniques and Risk Factors."


When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser. Fixed-income securities are generally purchased and sold in transactions directly with dealers acting as principal and involve a "spread" rather than a commission.


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a diversified series of the Company, an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Board of Directors has authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Company, under certain circumstances, will assist in shareholder communications with other shareholders.

-------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS ELECTS OFFICERS AND
                   RETAINS THE INVESTMENT ADVISER WHO IS
                   RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS
                   OF THE FUND, SUBJECT TO THE BOARD OF
                   DIRECTORS' POLICIES AND SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers that have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------

                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.

-------------------------------------------------------------------------------

Investment decisions are made by the Fund's portfolio manager, Arthur N. Calavritinos. He is also responsible for coverage of the industrial group for the Adviser's fixed-income funds.



In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.


In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.



Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES


For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.58% of the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that of most other funds but is comparable to fees paid by funds that invest in similar securities.



The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. Up to 0.25% for Class A shares and Class B shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.


-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

In the event John Hancock Funds is not fully reimbursed for payments made or expenses incurred by it under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.


For the fiscal year ended October 31, 1995, an aggregate of $6,471,589 of distribution expenses or 3.90% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES


DIVIDENDS. The Fund generally declares dividends daily and distributes them monthly representing all or substantially all net investment income. The Fund will distribute net short-term and long-term capital gains, if any, at least annually.



Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."


-------------------------------------------------------------------------------

                   THE FUND GENERALLY DECLARES DIVIDENDS
                   DAILY AND DISTRIBUTES THEM MONTHLY.

-------------------------------------------------------------------------------

TAXATION. Dividends from the Fund's net investment income, certain net foreign exchange gains and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year but may be taxable as if you received them the previous December.


The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.



The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield or return from those investments. The Fund expects that it usually will not qualify to pass these taxes and any associated deductions or credits through to its shareholders.



On the account application you must certify that the social security or other taxpayer identification number you provide is your correct and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions or exchanges.


In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. You should consult your tax adviser for specific advice.

PERFORMANCE

Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD AND TOTAL
                   RETURN.
-------------------------------------------------------------------------------

The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.


Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. The total return and yield calculations for the Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return and yield may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return is an historical calculation, and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------

[S] [C]
   The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.


-------------------------------------------------------------------------------

                   OPENING AN ACCOUNT

-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation, P.O. Box 9115, Boston, MA, 02205-9115.
                  2.   Deliver the completed application and check to your registered representative or Selling Broker or mail it directly to
                       Investor Services.
---------------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock High Yield Bond Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
---------------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application designating a
    ACCUMULATION       bank account from which funds may be drawn.


-------------------------------------------------------------------------------

                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES

-------------------------------------------------------------------------------


    PROGRAM       2.   The amount you elect to invest will be withdrawn automatically
    (MAAP)             from your bank or credit union account.
---------------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                       (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                       invest.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                         John Hancock Investor Services Corporation
                         P.O. Box 9115
                         Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
---------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock High Yield Bond Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
---------------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
---------------------------------------------------------------------------------------


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith according to procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Directors has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board believes accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.


-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES.  The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:
                                                                      COMBINED
                                              SALES CHARGE AS       REALLOWANCE           REALLOWANCE TO
                           SALES CHARGE AS    A PERCENTAGE OF    AND SERVICE FEE AS    SELLING BROKERS AS
    AMOUNT INVESTED        A PERCENTAGE OF      THE AMOUNT        A PERCENTAGE OF        A PERCENTAGE OF
(INCLUDING SALES CHARGE)    OFFERING PRICE       INVESTED        OFFERING PRICE(+)    THE OFFERING PRICE(*)
------------------------   ---------------    ---------------    ------------------    ---------------------
Less than $100,000......         4.50%             4.71%               4.00%                  3.76%
$100,000 to $249,999....         3.75%             3.90%               3.25%                  3.01%
$250,000 to $499,999....         2.75%             2.83%               2.30%                  2.06%
$500,000 to $999,999....         2.00%             2.04%               1.75%                  1.51%
$1,000,000 and over.....         0.00%(**)         0.00(**)            (***)                  0.00(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933. John Hancock Funds will make these incentive payments out of its own resources.



 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.


(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.



  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.


John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.


Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A
SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made
(the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

        AMOUNT INVESTED                                                         CDSC RATE
        ---------------                                                         ---------
$1 million to $4,999,999......................................................    1.00%
Next $5 million to $9,999,999.................................................    0.50%
Amounts of $10 million and over...............................................    0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.


QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------


1. Your current purchase of Class A shares of the Fund;


2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $80,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative -- Class A Shares".


If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:
- A Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------
- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*
- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his/ her plan distributions directly to the Fund.



- A member of an approved affinity group financial service plan.*

[FN]
------------------
* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

-    Proceeds of 50 shares redeemed at $12 per share                            $ 600
-    Minus proceeds of 10 shares not subject to CDSC because they were
     acquired through dividend reinvestment (10 X $12)                           -120
-    Minus appreciation on remaining shares, also not subject to CDSC (40 X
     $2)                                                                          -80
                                                                                -----
-    Amount subject to CDSC                                                     $ 400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

     YEAR IN WHICH
    CLASS B SHARES                                            CONTINGENT DEFERRED SALES
  REDEEMED FOLLOWING                                          CHARGE AS A PERCENTAGE OF
       PURCHASE                                             DOLLAR AMOUNT SUBJECT TO CDSC
 -------------------                                        -----------------------------
First                                                                  5.0%
Second                                                                 4.0%
Third                                                                  3.0%
Fourth                                                                 3.0%
Fifth                                                                  2.0%
Sixth                                                                  1.0%
Seventh and thereafter                                                 None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:
- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
  70 1/2 from a tax-deferred retirement plan.
- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.
- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $1,000 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.


CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------


Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

-----------------------------------------------------------------------------------------

    BY TELEPHONE  All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00
                  A.M. to 4:00 P.M. (New York time), Monday through Friday,
                  excluding days on which the Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition,
                  telephone instructions are recorded.
                  You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty days. A check will be mailed to the exact name(s) and address shown on the account.
                  If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.
                  Telephone redemption is not available for IRAs or other
                  tax-qualified retirement plans or shares of the Fund that are in certificated form.
                  During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or use EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
-----------------------------------------------------------------------------------------
    BY WIRE       If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee
                  (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account, and the funds are usually collectible after two business days. Your bank may or may not charge a fee for this service. Redemptions of less than
                  $1,000 will be sent by check or electronic funds transfer.
                  This feature may be elected by completing the "Telephone
                  Redemption" section on the Account Privileges Application
                  included with this Prospectus.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
    IN WRITING    Send a stock power or "letter of instruction" specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number and the additional requirements listed below that apply to your
                  particular account.
-----------------------------------------------------------------------------------------

          TYPE OF REGISTRATION                          REQUIREMENTS
    ---------------------------------   --------------------------------------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaranteed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed.
    Trusts                              A letter of instruction signed by the
                                        trustee(s) with the signature(s) guaranteed.
                                        (If the trustee's name is not registered on
                                        your account, also provide a copy of the
                                        trust document, certified within the last 60
                                        days.)
    If you do not fall into any of these registration categories, please call
    1-800-225-5291 for further instructions.
-----------------------------------------------------------------------------------------
    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less,
    John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v)
    a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
    THROUGH YOUR BROKER.  Your broker may be able to initiate the redemption.
    Contact your broker for instructions.

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.
    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which, holds less than $1,000 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.
    Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 60 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
-----------------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.



The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.



An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING

1. In a letter, request an exchange and list the following:
   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

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

REINVESTMENT PRIVILEGE


1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for the purpose of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.


-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN


1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)


1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS


1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) Plans), Tax Sheltered Annuity Retirement Plans (403(b) Plans) and Section 457 Plans.



2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.


INVESTMENTS, TECHNIQUES AND RISK FACTORS

LOWER RATED SECURITIES. Debt obligations that are rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

SECURITIES OF FOREIGN ISSUERS. Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Fund.

Additionally, because foreign securities may be quoted or denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratios of funds investing significant amounts of their assets in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these funds, such as the cost of maintaining custody of foreign securities and advisory fees, are higher.

These risks of foreign investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries generally are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodian or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain realized gains or losses on the sale of international bonds and debt held by the Fund, to the extent attributable to fluctuations in foreign currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, may be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase securities quoted or denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. As a result, the Fund may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. The Fund will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into these transactions only in connection with its hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency. See the Statement of Additional Information for further discussion of the uses and risks of forward foreign currency exchange contracts.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including real estate mortgage investment conduits (REMICs), collateralized mortgage obligations (CMOs) and multi-class pass-through securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors

(which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Non-government mortgage-backed securities are not considered U.S. Government securities for purposes of the investment policies of the Fund. Non-government CMOs, REMICs and multi-class pass-through securities may be purchased only if they are rated at the time of purchase in the two highest grades by either Moody's or S&P.

"Stripped" mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for such securities is increasingly liquid, the Adviser may, in accordance with guidelines adopted by the Board of Directors, determine that certain stripped mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund's limitation of investments in illiquid securities.

Other types of mortgage-backed securities will likely be developed in the future and the Fund may invest in them if the Adviser determines they are consistent with the Fund's investment objectives and policies.

ZERO COUPON BONDS. Zero coupon Treasury securities are (i) U.S. Treasury bills, and both notes and bonds which have been stripped of their unmatured interest coupons and receipts or (ii) certificates representing interests in such stripped obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued for Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Investing in "zero coupon" Treasury securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Ginnie Mae certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon Treasury securities, the value of which would be expected to increase when interest rates decline. Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. The Fund must distribute all or substantially all of its income for each taxable year, including this accrued income, in order to satisfy certain requirements of the Code and may be required to sell securities under disadvantageous circumstances or leverage itself to obtain the cash necessary for this purpose.

ASSET-BACKED SECURITIES. The Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and a number of state and Federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on these securities. For a further discussion of the risks of investing in asset-backed securities, see the Statement of Additional Information. The Fund will invest in asset-backed securities only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities that are not readily marketable. The Fund's investments in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 are subject to the foregoing limitation.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the counterparty at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term, liquid debt securities. However, these transactions may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. The Fund will use the proceeds of reverse repurchase agreements to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered speculative. The Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Custodian a separate account consisting of cash or liquid, high grade debt securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund's investment restrictions provide that the Fund will not enter into reverse repurchase agreements exceeding, in the aggregate, 33 1/3% of the value of its total assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Adviser will monitor the creditworthiness of the firms involved.

The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a forward or "when-issued" basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. When the Fund engages in such transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or a loss.

SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short term trading may have the effect of increasing portfolio turnover, may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Code. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. The Fund's portfolio turnover rate is set forth in the table under the caption "The Fund's Financial Highlights."

OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts on debt securities and securities indices, interest rate and securities index futures contracts and options on such futures contracts. The Fund may also write straddles, which are combinations of put and call options on the same security. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. All of the Fund's futures contracts and options on futures contracts will be traded on a U.S. commodity exchange or board of trade. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.


INDEXED SECURITIES. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.


RISKS ASSOCIATED WITH OPTIONS, FUTURES AND OTHER DERIVATIVE
INSTRUMENTS. Options and futures contracts are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. Certain mortgage-backed securities and indexed securities in which the Fund may invest also are considered to be derivative instruments. The risks associated with the Fund's transactions in options, futures and other derivative instruments may include some or all of the following:

Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund. Investments in mortgage-backed and indexed securities are subject to the prepayment, extension, interest rate and other market risks described above.

Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in certain derivative instruments by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

Correlation Risk. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments.

                                   APPENDIX A

            DESCRIPTION OF BOND RATINGS AND FUND'S ASSET COMPOSITION

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP
AAA: Debt rated AAA has the highest level assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.
BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

QUALITY DISTRIBUTION


The average weighted quality distribution of the securities in the portfolio for the year ended October 31, 1995.



                                                            RATING                         RATING
                             AVERAGE          % OF         ASSIGNED         % OF          ASSIGNED         % OF
      SECURITY RATINGS        VALUE         PORTFOLIO     BY ADVISER      PORTFOLIO      BY SERVICE      PORTFOLIO
      ----------------       -------        ---------     ----------      ---------      ----------      ---------
    AAA..................  $  3,699,093         2.0%                0         0.0%      $  3,699,093         2.0%
    AA...................             0         0.0%                0         0.0%                 0         0.0%
    A....................             0         0.0%                0         0.0%                 0         0.0%
    BAA..................     1,332,214         0.7%                0         0.0%         1,332,214         0.7%
    BA...................    27,357,061        14.7%      $ 4,336,684         2.3%        23,020,376        12.4%
    B....................   118,495,746        63.7%       34,760,401        18.7%        83,735,345        45.0%
    CAA..................    10,365,627         5.6%                0         0.0%        10,365,627         5.6%
    CA...................             0         0.0%                0         0.0%                 0         0.0%
    C....................             0         0.0%                0         0.0%                 0         0.0%
    D....................             0         0.0%                0         0.0%                 0         0.0%
                           ------------                   -----------                   ------------
                                      0
    Debt Securities......   161,249,741        86.7%      $39,097,085        21.0%      $122,152,655        65.7%
                                      0
    Equity Securities....    17,541,214         9.4%
                                      0
    Short-Term
      Securities.........     7,276,093         3.9%
                           ------------
                                      0
    Total Portfolio......   186,067,048       100.0%
                                      0
    Other
      Assets -- Net......     3,651,968
                           ------------
                                      0
    Net Assets...........  $189,719,016
                           ============


---------------

 * Based on average of month end portfolio holdings during fiscal year ended 10/31/95. Asset composition does not represent actual holdings on 10/31/95 nor does it imply that the overall quality of portfolio holdings is fixed.


                                    (NOTES)

                                    (NOTES)

JOHN HANCOCK
HIGH YIELD BOND FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   Investors Bank & Trust Company
   24 Federal Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call
1-800-225-5291
For Investment-by-Phone
For Telephone Redemption

For TDD call 1-800-554-6713

5700P 3/96  (LOGO)  Printed on Recycled Paper



                                         JOHN HANCOCK
                                         HIGH YIELD
                                         BOND FUND

                                         CLASS A AND CLASS B SHARES
                                         PROSPECTUS

                                         MARCH 1, 1996

                                         A MUTUAL FUND SEEKING
                                         TO MAXIMIZE CURRENT
                                         INCOME WITHOUT
                                         ASSUMING UNDUE RISK.

                                         101 HUNTINGTON AVENUE
                                         BOSTON, MASSACHUSETTS 02199-7603
                                         TELEPHONE 1-800-225-5291

JOHN HANCOCK

HIGH YIELD
TAX-FREE FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

MARCH 1, 1996

----------------------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Expense Information...................................................................     2
The Fund's Financial Highlights.......................................................     3
Investment Objective and Policies.....................................................     5
Organization and Management of the Fund...............................................     8
Alternative Purchase Arrangements.....................................................     8
The Fund's Expenses...................................................................    10
Dividends and Taxes...................................................................    11
Performance...........................................................................    12
How to Buy Shares.....................................................................    14
Share Price...........................................................................    15
How to Redeem Shares..................................................................    21
Additional Services and Programs......................................................    23
Investments, Techniques and Risk Factors..............................................    26
Appendix A............................................................................   A-1
Appendix B............................................................................   B-1


  This Prospectus sets forth the information about John Hancock High Yield Tax-Free Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996 and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  THE FUND MAY INVEST PRIMARILY (AND IS PERMITTED TO INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED (I.E., BELOW INVESTMENT GRADE) OR UNRATED (AND DETERMINED TO BE NON-INVESTMENT GRADE) MUNICIPAL OBLIGATIONS COMMONLY KNOWN AS "JUNK BONDS" WHICH ENTAIL PRICE VOLATILITY, DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED/HIGHER QUALITY SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENTS, TECHNIQUES AND RISK FACTORS."
  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.



                                                                                                       CLASS A         CLASS B
                                                                                                       SHARES          SHARES
                                                                                                       -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).......................     4.50%           None
Maximum sales charge imposed on reinvested dividends................................................     None            None
Maximum deferred sales charge.......................................................................     None*           5.00%
Redemption fee+.....................................................................................     None            None
Exchange fee........................................................................................     None            None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee......................................................................................     0.58%           0.58%
12b-1 fee**.........................................................................................     0.25%           1.00%
Other expenses***...................................................................................     0.22%           0.22%
Total Fund operating expenses.......................................................................     1.05%           1.80%


  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.


                                  EXAMPLE:                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                ------       -------       -------       --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares...............................................................    $ 55          $77          $ 100          $167
Class B Shares
    -- Assuming complete redemption at end of period.........................    $ 68          $87          $ 117          $192
    -- Assuming no redemption................................................    $ 18          $57          $  97          $192


(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)
  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.
  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS



  The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.



  Selected data for Class A shares outstanding throughout each period is as follows:


                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 31, 1993
                                                                                               YEAR ENDED     (COMMENCEMENT OF
                                                                                               OCTOBER 31,     OPERATIONS) TO
                                                                                                 1995(B)      OCTOBER 31, 1994
                                                                                               -----------   ------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...........................................................   $  8.82          $  9.85
                                                                                                  -------          -------
Net Investment Income..........................................................................      0.57             0.48(a)
Net Realized and Unrealized Gain (Loss) on Investments Sold and Financial Futures Contracts....      0.70            (0.94)
                                                                                                  -------          -------
Total from Investment Operations...............................................................      1.27            (0.46)
                                                                                                  -------          -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...........................................................     (0.58)           (0.48)
Distributions in Excess of Net Investment Income...............................................     (0.04)           (0.09)
                                                                                                  -------          -------
Total Distributions............................................................................     (0.62)           (0.57)
                                                                                                  -------          -------
Net Asset Value, End of Period.................................................................   $  9.47          $  8.82
                                                                                                  =======          =======
Total Investment Return at Net Asset Value(c)..................................................     14.85%            4.96%(d)
                                                                                                  =======          =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)......................................................   $14,225          $15,401
Ratio of Expenses to Average Net Assets........................................................      1.06%            1.15%*
Ratio of Net Investment Income to Average Net Assets...........................................      6.36%            6.08%*
Portfolio Turnover Rate........................................................................        64%              62%


---------------

  * On an annualized basis.


(a) On average month end shares outstanding.


(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.


(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


(d) Not annualized.


  Selected data for Class B shares outstanding throughout each period is as follows:


                                                                                                              PERIODS ENDED
                                                  YEAR ENDED OCTOBER 31,                                -------------------------
                     --------------------------------------------------------------------------------   OCTOBER 31,    APRIL 30,
                     1995(B)      1994       1993      1992      1991      1990      1989      1988      1987(1)(3)    1987(2)(3)
                     --------   --------   --------   -------   -------   -------   -------   -------   ------------   ----------
CLASS B
PER SHARE
 OPERATING
 PERFORMANCE
Net Asset Value,
 Beginning of
 Period..........    $   8.82   $   9.98   $   9.39   $  9.31   $  9.07   $  9.29   $  9.25   $  8.62        $ 9.49       $ 10.00
INCOME FROM
 INVESTMENT
 OPERATIONS
Net Investment
 Income..........        0.51       0.48       0.53      0.55      0.54      0.55      0.55      0.62          0.37          0.53
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments.....        0.69      (0.90)      0.72      0.17      0.34     (0.14)     0.13      0.70         (0.87)        (0.51)
                     --------   --------   --------   -------   -------   -------   -------   -------        ------       -------
Total from
 Investment
 Operations......        1.20      (0.42)      1.25      0.72      0.88      0.41      0.68      1.32         (0.50)         0.02
LESS
 DISTRIBUTIONS
Dividends from
 Net Investment
 Income..........       (0.51)     (0.48)     (0.56)    (0.55)    (0.54)    (0.55)    (0.51)    (0.66)        (0.37)        (0.53)
Dividends in
 Excess of Net
 Investment
 Income..........       (0.04)     (0.07)     --        --        --        --        --        --             --            --
Distributions
 from Net
 Realized Gains
 on Investments
 Sold............       --         (0.19)     (0.10)    (0.09)    --        --        --        (0.03)         --            --
Distribution from
 Capital
 Paid-in.........       --         --         --        --        (0.10)    (0.08)    (0.13)    --             --            --
                     --------   --------   --------   -------   -------   -------   -------   -------        ------       -------
Total
 Distributions...       (0.55)     (0.74)     (0.66)    (0.64)    (0.64)    (0.63)    (0.64)    (0.69)        (0.37)        (0.53)
Net Asset Value,
 End of Period...    $   9.47   $   8.82   $   9.98   $  9.39   $  9.31   $  9.07   $  9.29   $  9.25        $ 8.62       $  9.49
                     --------   --------   --------   -------   -------   -------   -------   -------        ------       -------
TOTAL
 RETURN(c).......       13.99%     (4.44)%    13.69%     7.89%    10.07%     4.60%     7.54%    15.88%       (5.13)%        0.12%
                     ========   ========   ========   =======   =======   =======   =======   =======        ======       =======
RATIOS AND
 SUPPLEMENTAL
 DATA
Net Assets, End
 of Period (000's
 omitted)........    $155,234   $151,069   $113,442   $65,933   $51,467   $35,820   $29,841   $24,278       $15,026       $15,753
                     --------   --------   --------   -------   -------   -------   -------   -------       -------       -------
Ratio of Expenses
 to Average
 Net Assets......        1.79%      1.85%      2.06%     2.17%     2.36%     2.20%     2.32%     2.05%         0.82%         1.07%
Ratio of Expense
 Reimbursement to
 Average
 Net Assets......       --         --         --        --        --        --        --        --           (0.21)%        (0.51)%
                     --------   --------   --------   -------   -------   -------   -------   -------        ------       -------
Ratio of Net
 Expenses to
 Average Net
 Assets..........        1.79%      1.85%      2.06%     2.17%     2.36%     2.20%     2.32%     2.05%         0.61%         0.56%
                     ========   ========   ========   =======   =======   =======   =======   =======        ======       =======
Ratio of Net
 Investment
 Income to
 Average
 Net Assets......        5.61%      5.36%      5.23%     5.78%     5.61%     5.96%     5.79%     6.66%         4.05%         4.96%
Portfolio
 Turnover........          64%        62%       100%       40%       83%       41%       29%       82%           42%          153%

---------------

  * On an annualized basis.

(1) Financial highlights, including total return, are for the period from May 1, 1987 (date of Fund's initial offering of shares to the public as a Portfolio of the Company) to October 31, 1987 and have not been annualized.
(2) Financial highlights, including total return, are for the period from August 25, 1986 (date of Fund's initial offering of shares to the public) to April 30, 1987 and have not been annualized.

(3) Financial highlights, including total return, have not been annualized. Per share information has been calculated using the average number of shares outstanding. Portfolio turnover is for the year ended October 31, 1994.


(a) On average month-end shares outstanding.


(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.


(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


(d) Not annualized.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's primary investment objective is to obtain a high level of current income that is largely exempt from federal income taxes and is consistent with the preservation of capital. The Fund pursues this objective by normally investing substantially all of its assets in medium and lower quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("tax-exempt securities"). The Fund seeks as its secondary objective preservation of capital by purchasing and selling interest rate futures contracts ("financial futures") and tax-exempt bond index futures contracts ("index futures"), and by purchasing and writing put and call options on debt securities, financial futures, tax-exempt bond indices and index futures to hedge against changes in the general level of interest rates.

-------------------------------------------------------------------------------
                   THE FUND SEEKS TO OBTAIN A HIGH LEVEL OF
                   CURRENT INCOME THAT IS LARGELY EXEMPT FROM
                   FEDERAL INCOME TAXES AND IS CONSISTENT
                   WITH THE PRESERVATION OF CAPITAL.
-------------------------------------------------------------------------------

As a fundamental policy, the Fund invests, in normal circumstances, at least 80% of its total assets in municipal bonds ("Municipal Bonds") rated, at the time of purchase, "A", "Baa" or "Ba" by Moody's Investor Services, Inc. ("Moody's"); or "A", "BBB" or "BB" by Standard and Poor's Ratings Group ("S&P"); or, if unrated, that are of comparable quality as determined by John Hancock Advisers, Inc. (the "Adviser"). Municipal Bonds rated lower than "Ba" or "BB" may be bought by the Fund. However, the Fund will limit its investments in such securities to not more than 5% of its total assets at the time of purchase. The Fund may invest in Municipal Bonds with ratings as low as "CC" by S&P or "Ca" by Moody's, but will invest in securities rated lower than "Ba" or "BB" only where, in the opinion of the Adviser, the rating does not accurately reflect the true quality of the credit of the issuer and the quality of such securities is comparable to that of securities rated at least "Ba" or "BB". The rating limitations applicable to the Fund's investments apply at the time of acquisition of a security; any subsequent change in the rating or quality of a security will not require the Fund to sell the security. A general description of Moody's and S&P's ratings and the distribution of the Fund's assets across the various rating categories are set forth in Appendix B.

Municipal Bonds rated lower than Baa or BBB by Moody's or S&P, respectively, and unrated Municipal Bonds of comparable quality (commonly called "junk bonds") generally have larger price fluctuations and involve increased risks to the principal and interest than do higher rated securities. Many of these securities are considered to be speculative investments. In general, these risks include:
(1) substantial market price volatility; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; and (3) industry, market and economic risks, including limited liquidity and secondary market support. The risks of lower rated and unrated securities are discussed in greater detail under "Investments, Techniques and Risk Factors" and should be carefully considered by investors.

"Tax-exempt securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes. These securities consist of Municipal Bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

In addition to the hedging strategies employed by the Fund in pursuit of its secondary objective of preservation of capital, the Fund can purchase bonds rated "BBB" and "BB" or "Baa" and "Ba," where based upon price, yield and the Adviser's assessment of quality, investment in such bonds is determined to be consistent with the Fund's secondary objective of preserving capital. To the extent that the Fund purchases, retains or disposes of such bonds for this purpose, the Fund may not earn as high a yield as might otherwise be obtainable from lower quality securities.

While the Fund normally will invest primarily in medium and lower quality Municipal Bonds as indicated above, it may invest in higher quality tax-exempt securities, particularly when the difference in returns between rating classifications is very narrow.

To the extent that the Fund does not invest in medium and lower quality Municipal Bonds, it will attempt to invest its assets in tax-exempt securities that are rated at least as high as follows:

(1) Municipal Commercial Paper rated "MIG-3" by Moody's, or "A-3" by S&P;

(2) Municipal Notes rated "MIG-3" by Moody's or "SP-2" by S&P; and

(3) Municipal Variable Rate Demand Obligations rated "VMIG3" by Moody's, or "SP2/A-3" and "A/A-3" by S&P.

The Fund may write (sell) covered call and put options on debt securities and interest rate and tax-exempt bond index futures contracts. The Fund may purchase call and put options on these securities, futures and indices. The Fund may also write straddles, which are combinations of put and call options on the same security. The Fund may buy and sell interest rate and tax-exempt bond index futures contracts and options on such futures contracts to hedge against changes in interest rates.

The Fund may invest in variable rate and floating rate obligations, including inverse floating rate obligations, on which the interest rate is adjusted at predesignated periodic intervals or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based.

Options, futures contracts and variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. See "Investments, Techniques and Risk Factors" for additional discussion of derivative instruments and certain other investments.

The Fund may purchase tax-exempt participation interests and certificates of participation ("COPs"), lend its portfolio securities, enter into repurchase agree-ments, purchase restricted and illiquid securities and purchase securities on a when-issued or forward commitment basis. See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet redemption obligations), the Fund may invest up to 20% of its total assets in taxable short-term debt securities with remaining maturities of one year or less ("money market instruments"), including obligations guaranteed or issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), high quality corporate debt securities, high quality commercial paper, certificates of deposit, bankers' acceptances and related repurchase agreements.

For defensive purposes, the Fund may temporarily invest more than 20% of the value of its total assets in taxable money market instruments to enhance liquidity or preserve capital when, in the Adviser's opinion, it is advisable to do so because of prevailing market conditions so long as at the end of any quarter of its taxable year, tax-exempt securities comprise at least 50% of the Fund's total assets.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objectives and its policy to invest (under normal circumstances) 80% of its total assets in Municipal Bonds rated "A," "Baa" or "Ba" by Moody's; "A" "BBB" or "BB" by S&P; or, if unrated, that are of comparable quality, are fundamental and may not be changed without the approval of the Fund's shareholders. The Fund's other investment policies and its nonfundamental restrictions, however, may be changed by a vote of the Board of Directors without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested Trustees of the John Hancock funds.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

RISK FACTORS. An investment in the Fund is intended for long-term investors who can accept the risks associated with investing primarily in fixed-income securities. The Fund's investments will be subject to market fluctuation and other risks inherent in all securities. The yield, return and price volatility of the Fund depend on the type and quality of its investments as well as market and other factors. In addition, the Fund's potential investments and management techniques may entail specific risks. For additional information about risks associated with an investment in the Fund, see "Investments, Techniques and Risk Factors."


When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a diversified series of the Company, an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Board of Directors has authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Company, under certain circumstances, will assist in shareholder communications with other shareholders.

-------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS ELECTS OFFICERS AND
                   RETAINS THE INVESTMENT ADVISER WHO IS
                   RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS
                   OF THE FUND, SUBJECT TO THE BOARD OF
                   DIRECTORS' POLICIES AND SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers that have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------

                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.

-------------------------------------------------------------------------------


Frank A. Lucibella is the portfolio manager of the New York Portfolio and John Hancock Managed-Tax Exempt Fund. He joined the Adviser in 1988 after six years of investment experience with Eaton Vance and The Travelers Corporation.



In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application


-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------
the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------


CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.


In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.



Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.58% of the Fund's average net assets. The advisory fee paid by the Fund is higher than that of most other funds but is comparable to fees paid by funds that invest in similar securities.



The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. Up to 0.25% for Class A shares and Class B shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate


-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

Selling Brokers and others for providing personal and account maintenance services to shareholders.


In the event John Hancock Funds is not fully reimbursed for payments made or expenses incurred by it under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended October 31, 1995, an aggregate of $5,853,826 of distribution expenses or 3.77% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares dividends daily and distributes them monthly, representing all or substantially all of its net investment income. The Fund may distribute net short-term and long-term capital gains, if any, at least annually.


-------------------------------------------------------------------------------

                   THE FUND GENERALLY DECLARES DIVIDENDS
                   DAILY AND DISTRIBUTES THEM MONTHLY.

-------------------------------------------------------------------------------


Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."


TAXATION. The Fund intends to meet certain federal tax requirements so that its distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends," which you are entitled to treat as tax-exempt interest. That portion of exempt-interest dividends, if any, attributable to interest on certain tax-exempt obligations that are "private activity bonds" may increase certain shareholders' alternative minimum tax. Any exempt-interest dividend may increase a corporate shareholder's alternative minimum tax.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Fund. Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

Certain of the Fund's permitted investments may produce taxable income or taxable capital gains. Dividends from the Fund's net taxable income, if any, including any accrued market discount included in the Fund's income, and from the

Fund's net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be treated as if you received them the previous December.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.


On the account application you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your taxable dividends and the proceeds of redemptions or exchanges.


In addition to Federal taxes with respect to any distributions that are not exempt-interest dividends, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state, or a political subdivision thereof in which you are subject to tax, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. You will receive tax information each year showing the percentage of the Fund's exempt-interest dividends attributable to each state. You should consult your tax adviser for specific advice.

PERFORMANCE
Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements. The Fund may also utilize tax equivalent yields of its Class A and Class B shares computed in the same manner, with adjustment for assumed Federal income tax rates. For a comparison of yields on municipal securities and taxable securities, see the Taxable Equivalent Yield Table in Appendix A.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD AND TOTAL
                   RETURN.
-------------------------------------------------------------------------------

The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.


Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. The total return and yield calculations for the Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return and yield may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes of shares in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return is an historical calculations, and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------

    The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.


-------------------------------------------------------------------------------

                   OPENING AN ACCOUNT

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation, P.O. Box 9115, Boston, MA 02205-9115.
                  2.   Deliver the completed application and check to your
                       registered representative or Selling Broker or mail it
                       directly to Investor Services.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling
                       1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock High Yield Tax-Free Fund (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
-------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application
    ACCUMULATION       designating a bank account from which funds may be drawn.


-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES
-------------------------------------------------------------------------------


    PROGRAM       2.   The amount you elect to invest will be withdrawn
                       automatically from your bank or credit union account.
    (MAAP)
-------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information"
                       sections on the Account Privileges Application
                       designating a bank account from which your funds
                       may be drawn. Note that in order to invest by phone,
                       your account must be in a bank or credit union that is
                       a member of the  Automated Clearing House system (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s)
                       in which your account is registered, the Fund name, the
                       class of shares you own, your account number, and the
                       amount you wish to invest.
                  4.   Your investment normally will be credited to your
                       account the business day following your phone request.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

-------------------------------------------------------------------------------
                   BUYING ADDITIONAL
                   CLASS A AND CLASS B
                   SHARES (CONTINUED)
-------------------------------------------------------------------------------


                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                         John Hancock Investor Services Corporation
                         P.O. Box 9115
                         Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
-------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock High Yield Tax-Free Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
-------------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
-------------------------------------------------------------------------------------


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith according to procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Board of Directors has determined to approximate market value. If quotations are not readily available, assets are valued by a method that the Board believes accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.


-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                      COMBINED
                                               SALES CHARGE AS       REALLOWANCE          REALLOWANCE TO
                            SALES CHARGE AS    A PERCENTAGE OF    AND SERVICE FEE AS    SELLING BROKERS AS
     AMOUNT INVESTED        A PERCENTAGE OF      THE AMOUNT        A PERCENTAGE OF        A PERCENTAGE OF
(INCLUDING SALES CHARGE)    OFFERING PRICE        INVESTED        OFFERING PRICE(+)    THE OFFERING PRICE(*)
------------------------    ---------------    ---------------    ------------------   ---------------------
Less than $100,000               4.50%              4.71%               4.00%                  3.76%
$100,000 to $249,999             3.75%              3.90%               3.25%                  3.01%
$250,000 to $499,999             3.00%              3.09%               2.50%                  2.26%
$500,000 to $999,999             2.00%              2.04%               1.75%                   1.51%
$1,000,000 and over              0.00%(**)          0.00%(**)           (***)                   0.00%(***)


  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933.



 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.



(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.



  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.


John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.


Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within

12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

         AMOUNT INVESTED                                                 CDSC RATE
         ---------------                                                 ---------
$1 million to $4,999,999.............................................     1.00%
Next $5 million to $9,999,999........................................     0.50%
Amounts of $10 million and over......................................     0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 may purchase Class A shares with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.


QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------


1. Your current purchase of Class A shares of the Fund;


2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."
EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $80,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative -- Class A Shares".


If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS
-------------------------------------------------------------------------------

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*


- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.



- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.



- A member of an approved affinity group financial service plan.*

[FN]
------------------
*FOR INVESTMENTS MADE UNDER THESE PROVISIONS, JOHN HANCOCK FUNDS MAY MAKE A PAYMENT OUT OF ITS OWN RESOURCES TO THE SELLING BROKER IN AN AMOUNT NOT TO EXCEED 0.25% OF THE AMOUNT INVESTED.

CLASS A SHARES OF THE FUND MAY BE PURCHASED WITHOUT AN INITIAL SALES CHARGE IN CONNECTION WITH CERTAIN LIQUIDATION, MERGER OR ACQUISITION TRANSACTIONS INVOLVING OTHER INVESTMENT COMPANIES OR PERSONAL HOLDING COMPANIES.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.
EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                           $  600
- Minus proceeds of 10 shares not subject to CDSC because they were
  acquired through dividend reinvestment (10 X $12)                           -120
- Minus appreciation on remaining shares, also not subject to CDSC (40 X
  $2)                                                                         - 80
                                                                            ------
- Amount subject to CDSC                                                    $  400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.


The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

  YEAR IN WHICH
  CLASS B SHARES                                         CONTINGENT DEFERRED SALES
REDEEMED FOLLOWING                                       CHARGE AS A PERCENTAGE OF
    PURCHASE                                           DOLLAR AMOUNT SUBJECT TO CDSC
------------------                                     -----------------------------
First                                                               5.0%
Second                                                              4.0%
Third                                                               3.0%
Fourth                                                              3.0%
Fifth                                                               2.0%
Sixth                                                               1.0%
Seventh and thereafter                                              None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.


- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.


- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $1,000 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.


If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------


Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------------

    BY TELEPHONE         All Fund shareholders are eligible automatically for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York time), Monday through
                         Friday, excluding days on which the Exchange is closed.
                         Investor Services employs the following procedures to
                         confirm that instructions received by telephone are
                         genuine. Your name, the account number, taxpayer
                         identification number applicable to the account and other
                         relevant information may be requested. In addition,
                         telephone instructions are recorded.
                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty
                         days. A check will be mailed to the exact name(s) and
                         address shown on the account.
                         If reasonable procedures, such as those described above,
                         are not followed, the Fund may be liable for any loss due
                         to unauthorized or fraudulent telephone instructions. In
                         all other cases, neither the Fund nor Investor Services
                         will be liable for any loss or expense for acting upon
                         telephone instructions made according to the telephone
                         transaction procedures mentioned above.
                         Telephone redemption is not available for shares of the
                         Fund that are in certificated form.
                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times, you
                         should consider placing redemption requests in writing or
                         use EASI-Line. EASI-Line's telephone number is
                         1-800-338-8080.
--------------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with the
                         Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account,
                         and the funds are usually collectible after two business
                         days. Your bank may or may not charge a fee for this
                         service. Redemptions of less than $1,000 will be sent by
                         check or electronic funds transfer.
                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         included with this Prospectus.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number and the additional requirements listed below that apply to your particular account.
--------------------------------------------------------------------------------------

    TYPE OF REGISTRATION                REQUIREMENTS
    --------------------                ------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaran-
                                        teed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed.
    Trusts                              A letter of instruction signed by the
                                        trustee(s) with the signature(s) guaranteed.
                                        (If the trustee's name is not registered on
                                        your account, also provide a copy of the
                                        trust document, certified within the last 60
                                        days.)
    If you do not fall into any of these registration categories, please call
    1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------------
    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John
    Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.
    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $1,000 and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.
    Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 60 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
--------------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.



The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.



An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE
1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING
1. In a letter, request an exchange and list the following:

   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for the purpose of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.


-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

INVESTMENTS, TECHNIQUES AND RISK FACTORS
LOWER RATED SECURITIES. Debt obligations that are rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

UNRATED SECURITIES. Many issuers of fixed income securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the

Fund must be determined to be comparable in quality to securities having specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating agencies for credit appraisal.
In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser will take various factors into consideration, which may include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its total assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities that are not readily marketable. The Fund's investments in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 are subject to the foregoing limitation. To the extent that the Fund's holdings of participation interests, COPs and inverse floaters are determined to be illiquid, such holdings will be subject to the 10% restriction on illiquid investments.
LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional (taxable) income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the counterparty at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term, liquid debt securities. However, these transactions may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.
REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. The Fund will use the proceeds of reverse repurchase agreements to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered speculative. The Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Custodian a separate account consisting of cash or liquid, high grade debt securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund's investment restrictions provide that the Fund will not enter into reverse repurchase agreements exceeding, in the aggregate, 33 1/3% of the value of its total assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/ dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Adviser will monitor the creditworthiness of the firms involved.
The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a forward or "when-issued" basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. When the Fund engages in such transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain, distributions from which would be taxable to shareholders, or a loss.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. The Fund's portfolio turnover rate is set forth in the table under the caption "The Fund's Financial Highlights."

OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts on debt securities and tax-exempt bond indices, interest rate and tax-exempt bond index futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.

MUNICIPAL LEASE OBLIGATIONS. The Fund may purchase participation interests which give the Fund an undivided pro rata interest in a tax-exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests which are determined to be not readily marketable will be considered illiquid for purposes of the Fund's 10% restriction on investment in illiquid securities.

The Fund may also invest in COPs, which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. Certain municipal lease obligations may trade infrequently. Accordingly, COPs will be monitored pursuant to analysis by the Adviser and reviewed according to procedures adopted by the Board of Directors, which consider various factors in determining liquidity risk. COPs will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities, provided the Adviser determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation. See the Statement of Additional Information for additional discussion of participation interests and municipal lease obligations.

CALLABLE BONDS. The Fund may purchase and hold callable Municipal Bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

RISKS ASSOCIATED WITH OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS. Options and futures contracts are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. The variable rate and floating rate obligations in which the Fund may invest also are considered to be derivative instruments. The risks associated with the Fund's transactions in options, futures and other derivative instruments may include some or all of the following:

Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund.

Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in certain derivative instruments by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

Correlation Risk. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments.

                                   APPENDIX A
                               EQUIVALENT YIELDS:
                          TAX EXEMPT VS. TAXABLE YIELD


  The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 1996. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.




                         TAX-FREE YIELDS 1996 TAX TABLE




 SINGLE RETURN         JOINT RETURN        MARGINAL                               TAX-EXEMPT YIELD
----------------     ----------------     INCOME TAX    ----------------------------------------------------------------------
          (TAXABLE INCOME)                   RATE         4%        5%        6%        7%         8%         9%         10%
-------------------------------------     ----------    ----------------------------------------------------------------------
$       0-24,000     $       0-40,100       15.0%        4.71%     5.88%     7.06%      8.24%      9.41%     10.59%     11.76%
$  24,001-58,150     $  40,101-96,900       28.0%        5.56%     6.94%     8.33%      9.72%     11.11%     12.50%     13.89%
$ 58,151-121,300     $ 96,901-147,700       31.0%        5.80%     7.25%     8.70%     10.14%     11.59%     13.04%     14.49%
$121,301-263,750     $147,701-263,750       36.0%        6.25%     7.81%     9.38%     10.94%     12.50%     14.06%     15.63%
   Over $263,750        Over $263,750       39.6%        6.62%     8.28%     9.93%     11.59%     13.25%     14.90%     16.56%


It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phaseout of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, if any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.

The information set forth above is as of the date of this Prospectus. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.

This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the John Hancock High Yield Tax-Free Fund. While it is expected that a substantial portion of the interest income distributed to the Fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.

                                   APPENDIX B
            DESCRIPTION OF BOND RATINGS AND FUND'S ASSET COMPOSITION

  The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.
  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP
  AAA: Debt rated AAA has the highest level assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

QUALITY DISTRIBUTION

  The average weighted quality distribution of the securities in the portfolio for the year ended October 31, 1995:



                                                               RATING                    RATING
                                   AVERAGE        % OF        ASSIGNED       % OF       ASSIGNED       % OF
SECURITY RATINGS                    VALUE       PORTFOLIO    BY ADVISER    PORTFOLIO   BY SERVICE    PORTFOLIO
----------------                   -------      ---------   ------------   ---------   -----------   ---------
AAA............................  $ 16,810,022       9.9%    $  8,901,688       5.2%    $ 7,908,334       4.7%
AA.............................     3,676,180       2.2%               0       0.0%      3,676,180       2.2%
A..............................     9,501,060       5.6%       1,439,996       0.8%      8,061,064       4.8%
BBB............................    40,489,400      23.9%      21,276,391      12.6%     19,213,009      11.3%
BB.............................    91,377,847      54.0%      69,498,871      41.1%     21,878,976      12.9%
B..............................     5,428,379       3.2%         844,133       0.5%      4,584,246       2.7%
CCC............................             0       0.0%               0       0.0%              0       0.0%
CC.............................             0       0.0%               0       0.0%              0       0.0%
C..............................             0       0.0%               0       0.0%              0       0.0%
D..............................             0       0.0%               0       0.0%              0       0.0%
                                 ------------     ------    ------------      -----    -----------      -----
Debt Securities................   167,282,888      98.8%    $101,961,079      60.2%    $65,321,809      38.6%
Equity Securities..............             0       0.0%
Short-Term Securities..........     2,032,200       1.2%
                                 ------------     ------
Total Portfolio................  $169,315,088     100.0%
                                 ------------     ------
Other Assets -- Net............  $  2,455,482
                                 ------------
Net Assets.....................  $171,770,570
                                 ============


  The ratings are described in the Statement of Additional Information.

                                    (NOTES)

                                    (NOTES)

                                               JOHN HANCOCK
JOHN HANCOCK                                   HIGH YIELD
HIGH YIELD TAX-FREE FUND                       TAX-FREE FUND

   INVESTMENT ADVISER                          CLASS A AND CLASS B SHARES
   John Hancock Advisers, Inc.                 PROSPECTUS
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603            MARCH 1, 1996

   PRINCIPAL DISTRIBUTOR                       A MUTUAL FUND SEEKING
   John Hancock Funds, Inc.                    TO OBTAIN A HIGH LEVEL
   101 Huntington Avenue                       OF CURRENT INCOME THAT
   Boston, Massachusetts 02199-7603            IS LARGELY EXEMPT FROM
                                               FEDERAL INCOME TAXES
   CUSTODIAN                                   AND IS CONSISTENT WITH
   Investors Bank & Trust Company              PRESERVATION OF
   24 Federal Street                           CAPITAL.
   Boston, Massachusetts 02110
                                               101 HUNTINGTON AVENUE
   TRANSFER AGENT                              BOSTON, MASSACHUSETTS 02199-7603
   John Hancock Investor Services              TELEPHONE 1-800-225-5291
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call
1-800-225-5291
For Investment-by-Phone
For Telephone Redemption
For TDD  call 1-800-554-6713

5900P 3/96 (LOGO) Printed on Recycled Paper

JOHN HANCOCK

EMERGING GROWTH FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

MARCH 1, 1996

--------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                             Page
                                                                             ----
Expense Information........................................................    2
The Fund's Financial Highlights............................................    3
Investment Objective and Policies..........................................    5
Organization and Management of the Fund....................................    7
Alternative Purchase Arrangements..........................................    8
The Fund's Expenses........................................................    9
Dividends and Taxes........................................................   10
Performance................................................................   11
How to Buy Shares..........................................................   12
Share Price................................................................   14
How to Redeem Shares.......................................................   19
Additional Services and Programs...........................................   21
Investments, Techniques and Risk Factors...................................   25


  This Prospectus sets forth the information about John Hancock Emerging Growth Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Company"), that you should know before investing. Please read and retain it for future reference.


  Additional information about the Fund and the Company has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated March 1, 1996 and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).


  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                                                                         CLASS A     CLASS B
                                                                                                         SHARES      SHARES
                                                                                                         -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price)........................     5.00%        None
Maximum sales charge imposed on reinvested dividends.................................................      None        None
Maximum deferred sales charge........................................................................      None*      5.00%
Redemption fee+......................................................................................      None        None
Exchange fee.........................................................................................      None        None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee.......................................................................................     0.75%       0.75%
12b-1 fee**..........................................................................................     0.25%       1.00%
Other expenses***....................................................................................     0.38%       0.38%
Total Fund operating expenses........................................................................     1.38%       2.13%

  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share
    Price," in the event of certain redemption transactions within one year of purchase.
 ** The amount of the Rule 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.

                                  EXAMPLE:                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                               ------       -------       -------       --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares...............................................................   $63          $92           $122          $207
Class B Shares
    -- Assuming complete redemption at end of period.........................   $72          $97           $134          $227
    -- Assuming no redemption................................................   $22          $67           $114          $227
 (This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.)


  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

  The information in the following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.



  Selected data for Class A shares outstanding throughout each period is as follows:
                                                                                                                  FOR THE PERIOD
                                                                                                                 AUGUST 22, 1991
                                                                                                                  (COMMENCEMENT
                                                                    YEAR ENDED OCTOBER 31,                        OF OPERATIONS)
                                                     -----------------------------------------------------        TO OCTOBER 31,
                                                     1995(B)          1994           1993           1992               1991
                                                     --------       --------       --------       --------       ----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..............   $  26.82       $  25.89        $ 20.60        $ 19.26            $ 18.12
                                                     --------       --------        -------        -------            -------
Net Investment Loss(a)............................      (0.25)         (0.18)         (0.16)         (0.20)             (0.03)
Net Realized and Unrealized Gain on Investments...       9.52           1.11           5.45           1.60               1.17
                                                     --------       --------        -------        -------            -------
    Total from Investment Operations..............       9.27           0.93           5.29           1.40               1.14
                                                     --------       --------        -------        -------            -------
Less Distributions
Distributions From Net Realized Gain on
  Investments Sold................................         --             --             --          (0.06)                --
                                                     --------       --------        -------        -------            -------
Net Asset Value, End of Period....................   $  36.09       $  26.82        $ 25.89        $ 20.60            $ 19.26
                                                     ========       ========        =======        =======            =======
Total Investment Return at Net Asset Value(c).....      34.56%          3.59%         25.68%          7.32%              6.29%(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's Omitted).........   $179,481       $131,053        $81,263        $46,137            $38,859
Ratio of Expenses to Average Net Assets...........       1.38%          1.44%          1.40%          1.67%              0.33%
Ratio of Net Investment Loss to Average Net
  Assets..........................................      (0.83)%        (0.71)%        (0.70)%        (1.03)%            (0.15)%*
Portfolio Turnover Rate...........................         23%            25%            29%            48%                66%

  Selected data for Class B shares outstanding throughout each period is as follows:

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                            YEAR ENDED OCTOBER 31,                                         OCT.
                         --------------------------------------------------------------------------------------------       31,
                         1995(b)        1994         1993        1992        1991        1990        1989       1988      1987(e)
                         --------     --------     --------     -------     -------     -------     ------     ------     -------
CLASS B
PER SHARE OPERATING
PERFORMANCE
Net Asset Value,
  Beginning of
  Period.............    $  26.04     $  25.33     $  20.34     $ 19.22     $ 11.06     $ 12.76     $10.54     $ 7.89    $   7.89
                         --------     --------     --------     -------     -------     -------     ------     ------    ---------
Net Investment
  Loss(a)............       (0.45)       (0.36)       (0.36)      (0.38)      (0.30)      (0.22)     (0.08)      0.09     (0.0021)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments........        9.20         1.07         5.35        1.56        8.46       (1.26)      2.83       2.56      0.0021
                         --------     --------     --------     -------     -------     -------     ------     ------    --------
Total from Investment
  Operations.........        8.75         0.71         4.99        1.18        8.16       (1.48)      2.75       2.65      0.0000
                         --------     --------     --------     -------     -------     -------     ------     ------    --------
Less Distributions
Dividends from Net
  Investment
  Income.............       --           --           --          --          --          --         (0.04)      --         --
Distributions from
  Net Realized Gain
  on Investments
  Sold...............       --           --           --          (0.06)      --          (0.22)     (0.49)      --         --
                         --------     --------     --------     -------     -------     -------     ------     ------    --------
Total
  Distributions......       --           --           --          (0.06)      --          (0.22)     (0.53)      --         --
                         --------     --------     --------     -------     -------     -------     ------     ------    --------
Net Asset Value, End
  of Period..........    $  34.79     $  26.04     $  25.33     $ 20.34     $ 19.22     $ 11.06     $12.76     $10.54    $   7.89
                         ========     ========     ========     =======     =======     =======     ======     ======    ========
Total Investment
  Return at Net Asset
  Value(c)...........       33.60%        2.80%       24.53%       6.19%      73.78%     (11.82)%    27.40%     33.59%       0.00%
Total Adjusted
  Investment Return
  at Net Asset Value
  (f)(g).............       --           --           --          --          --          --         27.37%     31.00%       (0.41)%

RATIOS AND
  SUPPLEMENTAL DATA
Net Assets, End of
  Period (000's
  Omitted)...........    $393,478     $283,435     $219,484     $86,923     $52,743     $11,668     $7,877     $3,232    $     79
Ratio of Expenses to
  Average Net
  Assets.............        2.11%        2.19%        2.28%       2.64%       2.85%       3.11%      3.48%      3.05%       0.03%
Ratio of Adjusted Net
  Investment (Loss)
  to Average Net
  Assets (f).........       --           --           --          --          --          --         (0.70)%    (1.78)%     (0.44)%
Ratio of Net
  Investment Income
  (Loss) to Average
  Net Assets.........       (1.55)%      (1.46)%      (1.58)%     (1.99)%     (1.83)%     (1.64)%    (0.67)%     0.81%      (0.03)%
Ratio of Adjusted
  Expenses to Average
  Net Assets (f).....       --           --           --          --          --          --          3.51%      5.64%       0.44%
Portfolio Turnover
  Rate...............          23%          25%          29%         48%         66%         82%        90%       252%          0%

---------------
  * On an annualized basis.
(a) On average month end shares outstanding.
(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(d) Not annualized.
(e) Financial highlights, including total return, are for the period October 26, 1987 (date of the Fund's initial offering of shares to the public) to October 31, 1987 and have not been annualized.
(f) On an unreimbursed basis without expense reduction.
(g) An estimated total return calculation takes into consideration fees and expense reduced or borne by the Adviser during the periods shown.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks long-term growth of capital through investing primarily (at least 80% of its assets in normal circumstances) in the common stocks of rapidly growing small-sized companies (those with a market capitalization of $500 million or less) to medium-sized companies (those with a market capitalization of up to $1 billion). Current income is not a factor of consequence in the selection of stocks for the Fund.

In order to achieve its objective, the Fund invests in a diversified group of companies whose growth rates are expected to significantly exceed that of the average industrial company. It invests in these companies early in their corporate life cycle before they become widely recognized and well known, and while their reputations and track records are still emerging ("emerging growth companies"). Consequently, the Fund invests in the stocks of emerging growth companies whose capitalization, sales and earnings are smaller than those of the Fortune 500 companies. Further, the Fund's investments in emerging growth stocks may include those of more established companies which offer the possibility of rapidly accelerating earnings because of revitalized management, new products, or structural changes in the economy.

-------------------------------------------------------------------------------
                   THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL
                   THROUGH INVESTING PRIMARILY IN THE COMMON
                   STOCKS OF RAPIDLY GROWING SMALL TO
                   MEDIUM-SIZED COMPANIES.
-------------------------------------------------------------------------------

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. In particular, the value of securities of emerging growth companies tends to fluctuate more widely than other types of investments. Because emerging growth companies may be in the early stages of their development, they may be dependent on a relatively few products or services. They may also lack adequate capital reserves or may be dependent on one or two management individuals. Their stocks are often traded "over-the-counter" or on a regional exchange, and may not be traded in volumes typical of trading on a national exchange. Consequently, the investment risk is higher than that normally associated with larger, older, better-known companies. In order to help reduce this risk, the Fund allocates its investments among different industries.

Most of the Fund's investments will be in equity securities of U.S. companies. However, since many emerging growth companies are located outside the United States, a significant portion of the Fund's investments may occasionally be invested in equity securities of non-U.S. companies. See "Investments, Techniques and Risk Factors" for a discussion of foreign securities and their risks.

While the Fund will invest primarily in emerging growth companies, the balance of the Fund's assets may be invested in: (1) other common stocks; (2) preferred stocks; (3) convertible securities (up to 10% of the Fund's total assets may be invested in convertible securities rated as low as "B" by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by John Hancock Advisers, Inc. (the "Adviser") to be comparable in quality to those rated "B"); (4) warrants; and (5) debt obligations of the U.S. Government, its agencies and instrumentalities.

In order to provide liquidity for the purchase of new investments and to effect redemptions of its shares, the Fund will invest a portion of its assets in high quality, short-term debt securities with remaining maturities of one year or less, including U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, corporate debt securities and related repurchase agreements.

The Fund may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and purchase restricted and illiquid securities.

In addition, the Fund may write (sell) covered call and put options on equity securities, stock indices and stock index futures. The Fund may purchase call and put options on these securities, indices and futures. The Fund may also write straddles, which are combinations of put and call options on the same security. The Fund may buy and sell stock index futures contracts for hedging purposes. Options and futures contracts are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. See "Investments, Techniques and Risk Factors" for additional discussion of derivative instruments.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the Fund's assets may be invested in cash or cash equivalents consisting of:
(1) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,000 or more;
(2) commercial paper rated within the two highest rating categories of a nationally recognized rating organization; (3) investment grade short-term notes; (4) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and (5) related repurchase agreements. See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and investment policies are nonfundamental, which means that they may be changed by the Board of Directors without shareholder approval. However, the Fund's investment objective may not be changed without 30 days' prior written notice first having been given to shareholders. If there is a change in the Fund's investment objective, you should consider whether the Fund remains an appropriate investment in light of your current financial position and needs. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested Trustees of the John Hancock funds.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

RISK FACTORS. Because the value of the Fund's portfolio securities and therefore the Fund's net asset value per share will fluctuate with changes in general economic and market conditions, the net asset value per share at the time an investor's shares are redeemed may be more or less than the value at the time of purchase. An investment in the Fund is intended for long-term investors who can accept the risks associated with investing primarily in emerging growth companies. For additional information about risks associated with an investment in the Fund, see "Investments, Techniques and Risk Factors."

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a diversified portfolio of the Company, an open-end management investment company organized as a Maryland corporation in 1987. The Company reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Board of Directors has authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Company is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental policies or approving a management contract. The Company, under certain circumstances, will assist in shareholder communications with other shareholders.

-------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS ELECTS OFFICERS AND
                   RETAINS THE INVESTMENT ADVISER WHO IS
                   RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS
                   OF THE FUND, SUBJECT TO THE BOARD OF
                   DIRECTORS' POLICIES AND SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers that have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.
-------------------------------------------------------------------------------

Investment decisions are made by the Fund's co-portfolio managers, Edgar M. Larsen and Benjamin A. Hock, Jr. Mr. Larsen has served as portfolio manager since the Fund's inception in 1987. Mr. Hock was previously a portfolio manager at Transamerica Fund Company and served in similar positions at Securities Management Research and Interfirst Investment Management.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.
Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.75% of the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that of most other funds but is comparable to fees paid by funds that invest in similar securities.

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% for Class A shares and Class B shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended October 31, 1995, an aggregate of $9,697,401 of distribution expenses or 3.02% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares and distributes dividends representing all or substantially all net investment income, if any, annually. The Fund will distribute net short-term or long-term capital gains, if any, at least annually.

-------------------------------------------------------------------------------
                   THE FUND GENERALLY DECLARES AND
                   DISTRIBUTES DIVIDENDS ANNUALLY.
-------------------------------------------------------------------------------

Dividends are reinvested on the record dates in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends paid by the Fund in January of a given year may be taxable to you as if you received them the prior December. Corporate shareholders may be entitled to take the corporate dividends received deduction for dividends received from the Fund that are attributable to dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem
(sell) or exchange shares, you may realize a taxable gain or loss.

The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, if any, which will reduce the yield or return from those investments. The Fund expects that it will generally not qualify to pass these taxes through to its shareholders, who consequently will generally not include them in income or be entitled to associated foreign tax credits or deductions.

On the account application, you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and proceeds of redemptions or exchanges.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. You should consult your tax adviser for specific advice.

PERFORMANCE

The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the Fund's respective class of shares divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS TOTAL RETURN.
-------------------------------------------------------------------------------

Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial High-lights"). Investments at a lower sales charge would result in higher performance figures. The total return calculations for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return for Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total return is an historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------
    The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.

--------------------------------------------------------------------------------
                   OPENING AN ACCOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation, P.O. Box 9115, Boston, MA, 02205-9115.
                  2.   Deliver the completed application and check to your
                       registered representative or Selling Broker or mail it
                       directly to Investor Services.
--------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling
                       1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Emerging Growth Fund (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
--------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application
    ACCUMULATION       designating a bank account from which funds may be drawn.
    PROGRAM       2.   The amount you elect to invest will be withdrawn
    (MAAP)             automatically from your bank or credit union account.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information"
                       sections on the Account Privileges Application
                       designating a bank account from which your funds may be
                       drawn. Note that in order to invest by phone, your
                       account must be in a bank or credit union that is a
                       member of the Automated Clearing House system (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in
                       which your account is registered, the Fund name, the
                       class of shares you own, your account number, and the
                       amount you wish to invest.
                  4.   Your investment normally will be credited to your
                       account the business day following your phone request.
--------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your
                       account statement or include a note with your investment
                       listing the name of the Fund, the class of shares you
                       own, your account number and the name(s) in which the
                       account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                           John Hancock Investor Services Corporation
                           P.O. Box 9115
                           Boston, MA 02205-9115
                       or deliver it to your registered representative or
                       Selling Broker.
--------------------------------------------------------------------------------

    BY WIRE       Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Emerging Growth Fund (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered

--------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith according to procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Board of Directors has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board believes accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:


                                                                 COMBINED
                                          SALES CHARGE AS      REALLOWANCE           REALLOWANCE TO
AMOUNT INVESTED       SALES CHARGE AS A    PERCENTAGE OF    AND SERVICE FEE AS     SELLING BROKERS AS
(INCLUDING SALES       A PERCENTAGE OF      THE AMOUNT        A PERCENTAGE OF        A PERCENTAGE OF
    CHARGE)            OFFERING PRICE        INVESTED        OFFERING PRICE(+)     THE OFFERING PRICE(*)
----------------      -----------------   ---------------   ------------------   -------------------------
Less than $50,000           5.00%            5.26%               4.25%                  4.01%
$50,000 to $99,999          4.50%            4.71%               3.75%                  3.51%
$100,000 to $249,999        3.50%            3.63%               2.85%                  2.61%
$250,000 to $499,999        2.50%            2.56%               2.10%                  1.86%
$500,000 to $999,999        2.00%            2.04%               1.60%                  1.36%
$1,000,000 and over         0.00%(**)        0.00%(**)          (***)                   0.00%(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the
      Securities Act of 1933.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.

(***) John Hancock Funds may pay a commission and the first year's service fee (as described in (+) below) to
      Selling Brokers who initiate and are

      responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

  AMOUNT INVESTED                                                   CDSC RATE
  ---------------                                                   ---------
$1 million to $4,999,999............................................    1.00%
Next $5 million to $9,999,999.......................................    0.50%
Amounts of $10 million and over.....................................    0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------

EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative -- Class A Shares".

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

- A member of an approved affinity group financial service plan.*

  --------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                       $600
- Minus proceeds of 10 shares not subject to CDSC because
  they were acquired through dividend reinvestment (10 X $12)           -120
- Minus appreciation on remaining shares, also not subject to
  CDSC (40 X $2)                                                         -80
                                                                        ----
- Amount subject to CDSC                                                $400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

   YEAR IN WHICH
  CLASS B SHARES                            CONTINGENT DEFERRED SALES
REDEEMED FOLLOWING                          CHARGE AS A PERCENTAGE OF
     PURCHASE                             DOLLAR AMOUNT SUBJECT TO CDSC
-------------------                       -----------------------------
First                                                  5.0%
Second                                                 4.0%
Third                                                  3.0%
Fourth                                                 3.0%
Fifth                                                  2.0%
Sixth                                                  1.0%
Seventh and thereafter                                 None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.

- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $1,000 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------

  BY TELEPHONE  All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through Friday, excluding days on which the Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

                You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty days. A check will be mailed to the exact name(s) and address shown on the account.

                If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

                Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or use EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
-------------------------------------------------------------------------------
  BY WIRE If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account, and the funds are usually collectible after two business days. Your bank may or may not charge a fee for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

                This feature may be elected by completing the "Telephone
                Redemption" section on the Account Privileges Application
                included with this Prospectus.
-------------------------------------------------------------------------------
  IN WRITING    Send a stock power or "letter of instruction" specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number and the additional requirements listed below that apply to your particular account.
-------------------------------------------------------------------------------
  TYPE OF REGISTRATION               REQUIREMENTS
  --------------------               ------------
  Individual, Joint Tenants, Sole    A letter of instruction signed (with titles
  Proprietorship, Custodial          where applicable) by all persons authorized
  (Uniform Gifts or Transfer to      to sign for the account, exactly as it is
  Minors Act), General Partners      registered with the signature(s)
                                     guaranteed.

  Corporation, Association           A letter of instruction and a corporate
                                     resolution, signed by person(s) authorized to act on the account with the signature(s) guaranteed.

  Trusts A letter of instruction signed by the trustee(s) with the signature(s) guaranteed. (If the trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

  If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $1,000 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.

    Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 60 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1,

1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING

1. In a letter, request an exchange and list the following:

   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for the purpose of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.

-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) Plans), Tax Sheltered Annuity Retirement Plans (403(b) Plans) and Section 457 Plans.

2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as group IRA, SEP,

   SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.


INVESTMENTS, TECHNIQUES AND RISK FACTORS

SECURITIES OF FOREIGN ISSUERS. Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Fund.

Additionally, because foreign securities may be quoted or denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratios of funds investing significant amounts of their assets in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these funds, such as the cost of maintaining custody of foreign securities and advisory fees, are higher.

FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase securities quoted or denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned, if any, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental control on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. As a result, the Fund may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. The Fund will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into these transactions only in connection with its hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency. See the Statement of Additional Information for further discussion of the uses and risks of forward foreign currency exchange contracts.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Up to 10% of the Fund's total assets may be invested in convertible securities rated as low as

"B" by S&P or Moody's or, if unrated, determined by the Adviser to be comparable in quality to those rated "B." Convertible securities rated less than "BBB" by S&P or "Baa" by Moody's, which are included in the category of securities commonly called "junk bonds," generally involve greater volatility of price and risk of loss of principal and income than securities in the higher rating categories and these securities are considered speculative by S&P and Moody's. The secondary market for "lower rated" convertible securities may be less liquid than for higher rated securities. The limited liquidity of the market may adversely affect the ability of the Board of Directors to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell the securities. See "Convertible Securities" in the Statement of Additional Information for a further discussion of convertible securities.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities that are not readily marketable. Without regard to this limitation, the Fund may invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 as long as such securities meet liquidity guidelines established by the Board of Directors.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the counterparty at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term, liquid debt securities. However, these transactions may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. The Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered speculative. The Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Custodian a separate account consisting of cash or liquid, high grade debt securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund's investment restrictions provide that the Fund would not enter into reverse repurchase agreements exceeding, in the aggregate, 33 1/3% of the value of its total assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Adviser will monitor the creditworthiness of the firms involved.

The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. The Fund's portfolio turnover rate is set forth in the table under the caption "The Fund's Financial Highlights."

OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts on equity securities and stock indices, stock index futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to enhance return or to manage the Fund's exposure to changing security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. All of the Fund's futures contracts and options on futures contracts will be traded on a U.S. commodity exchange or board of trade. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.

RISKS ASSOCIATED WITH OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS. The risks associated with the Fund's transactions in options, futures and other derivative instruments may include some or all of the following:

Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the

Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund.

Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in derivative instruments by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

Correlation Risk. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments.

                                    (NOTES)

                                    (NOTES)

                                    (NOTES)

JOHN HANCOCK
EMERGING GROWTH FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   Investors Bank & Trust Company
   24 Federal Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call 1-800-225-5291
For Investment-by-Phone
For Telephone Redemption
For TDD call 1-800-554-6713

6000P 3/96   (LOGO)   Printed on Recycled Paper

                                         JOHN HANCOCK
                                         EMERGING
                                         GROWTH FUND

                                         CLASS A AND CLASS B SHARES
                                         PROSPECTUS
                                         MARCH 1, 1996

                                         A MUTUAL FUND SEEKING
                                         LONG-TERM GROWTH OF
                                         CAPITAL THROUGH INVESTING
                                         PRIMARILY IN THE COMMON
                                         STOCKS OF RAPIDLY GROWING
                                         SMALL-SIZED COMPANIES TO
                                         MEDIUM-SIZED COMPANIES.

                                         101 HUNTINGTON AVENUE
                                         BOSTON, MASSACHUSETTS 02199-7603
                                         TELEPHONE 1-800-225-5291

                          JOHN HANCOCK SERIES, INC.
                            101 Huntington Avenue
                      Boston, Massachusetts 02199-7603

                          consisting of six series,

                       JOHN HANCOCK MONEY MARKET FUND
                     JOHN HANCOCK GLOBAL RESOURCES FUND
                     JOHN HANCOCK GOVERNMENT INCOME FUND
                      JOHN HANCOCK HIGH YIELD BOND FUND
                    JOHN HANCOCK HIGH YIELD TAX-FREE FUND
                      JOHN HANCOCK EMERGING GROWTH FUND

               (each, a "Fund" and collectively, the "Funds")


                         CLASS A AND CLASS B SHARES


                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 1, 1996




        This Statement of Additional Information ("SAI") provides information about John Hancock Series, Inc. (the "Corporation") and the Funds, in addition to the information that is contained in the Fund's Prospectuses dated March 1, 1996.


        This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, copies of which can be obtained free of charge by writing or telephoning:

                 John Hancock Investor Services Corporation
                                P.O. Box 9116
                      Boston, Massachusetts 02205-9116
                               1-800-225-5291

                                  TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----


Organization of the Corporation. . . . . . . . . . . . . . . . . .                 3
Investment Objectives and Policies . . . . . . . . . . . . . . . .                 3
Certain Investment Practices . . . . . . . . . . . . . . . . . . .                 5
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . .                 6
Those Responsible for Management . . . . . . . . . . . . . . . . .                33
Investment Advisory and Other Services . . . . . . . . . . . . . .                43
Distribution Contract. . . . . . . . . . . . . . . . . . . . . . .                47
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . .                51
Initial Sales Charge on Class A Shares . . . . . . . . . . . . . .                53
Deferred Sales Charge on Class B Shares. . . . . . . . . . . . . .                54
Special Redemptions. . . . . . . . . . . . . . . . . . . . . . . .                55
Additional Services and Programs . . . . . . . . . . . . . . . . .                55
Description of the Corporation's Shares. . . . . . . . . . . . . .                57
Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . .                58
Calculation of Performance . . . . . . . . . . . . . . . . . . . .                64
Brokerage Allocation . . . . . . . . . . . . . . . . . . . . . . .                69
Transfer Agent Services. . . . . . . . . . . . . . . . . . . . . .                71
Custody of Portfolio . . . . . . . . . . . . . . . . . . . . . . .                72
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .                72
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               A-1
Financial Statements . . . . . . . . . . . . . . . . . . . . . . .               F-1


ORGANIZATION OF THE CORPORATION

        The Corporation is an open-end management investment company organized as a Maryland corporation on June 22, 1987. The Corporation currently has six series: John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock Government Income Fund, John Hancock High Yield Bond Fund, John Hancock High Yield Tax-Free Fund and John Hancock Money Market Fund. Prior to September 12, 1995, the John Hancock Money Market Fund was called John Hancock Money Market Fund B. Prior to December 22, 1994, the Funds were called Transamerica Emerging Growth Fund, Transamerica Global Resources Fund, Transamerica Government Income Fund, Transamerica High Yield Bond Fund, Transamerica High Yield Tax-Free Fund and Transamerica Money Market Fund B.

        Each Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. John Hancock Funds, Inc. ("John Hancock Funds") acts as principal distributor of the shares of the Funds.


INVESTMENT OBJECTIVES AND POLICIES

JOHN HANCOCK MONEY MARKET FUND ("Money Market Fund") seeks to provide maximum current income consistent with capital preservation and liquidity. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities.

JOHN HANCOCK GLOBAL RESOURCES FUND'S ("Global Resources Fund") investment objectives are to protect the purchasing power of shareholders' capital and to achieve growth of capital. The first of these objectives means that the Fund seeks to protect generally shareholders' invested capital against erosion of the value of the U.S. dollar through inflation. Current income will not be a primary consideration in selecting securities. However, it will be an important factor in making selections among securities believed otherwise comparable by the Adviser.

        INVESTMENT PHILOSOPHY OF GLOBAL RESOURCES FUND. The Adviser believes that, based upon past performance, the securities of specific companies that hold different types of substantial resource assets or engage in resource-related or energy-related activities may move relatively independently of one another during different stages of inflationary or deflationary cycles because of different degrees of demand for, or market values of, their respective resource holdings or resource-related or energy-related business during particular portions of such cycles. For example, during the period 1976 to 1980, the prices of oil company stocks increased relatively more than the prices of coal company stocks when compared to the performance of relevant stock market indices. The Adviser will seek to identify companies or asset-based securities which it believes are attractively priced relative to the intrinsic value of the underlying resource assets or resource-related or energy-related business or are especially well positioned to benefit during particular portions of inflationary or deflationary cycles. It is expected that when management of the Fund anticipates significant economic, political or financial instability, such as high inflationary or deflationary pressures or major dislocations in the foreign currency exchange markets, the Fund may, in seeking to protect the purchasing power of shareholders' capital, invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. Such a switch in investment strategies could result in substantial liquidation of portfolio securities and significant transaction costs. The Fund's approach of active investment management enables it to switch its emphasis among various industry groups, depending upon the Adviser's outlook with respect to prevailing trends and developments. The Fund may seek to hedge its portfolio partially by writing covered call options or purchasing put options on its portfolio holdings.

JOHN HANCOCK GOVERNMENT INCOME FUND'S ("Government Income Fund") investment objective is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving options (subject to certain limits), futures and options on futures. The Fund expects that under normal market conditions it will invest at least
80% of its total assets in U.S. Government securities (and related repurchase agreements and forward commitments).

JOHN HANCOCK HIGH YIELD BOND FUND'S ("High Yield Bond Fund") primary investment objective is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, fixed income securities, such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income.

JOHN HANCOCK HIGH YIELD TAX-FREE FUND'S ("High Yield Tax-Free Fund") primary investment objective is to obtain a high level of current income that is largely exempt from federal income taxes and is consistent with the preservation of capital. The Fund pursues this objective by normally investing substantially all of its assets in medium and lower quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, The District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("tax-exempt securities"). The Fund seeks as its secondary objective preservation of capital by purchasing and selling interest rate futures contracts ("financial futures") and tax-exempt bond index futures contracts ("index futures"), and by purchasing and writing put and call options on debt securities, financial futures, tax-exempt bond indices and index futures to hedge against changes in the general level of interest rates.

JOHN HANCOCK EMERGING GROWTH FUND ("Emerging Growth Fund") seeks long-term growth of capital through investing primarily (at least 80% of its assets in normal circumstances) in the common stocks of rapidly growing small-sized companies (those with a market capitalization of $500 million or less) to medium-sized companies (those with a market capitalization of up to $1 billion.) Current income is not a factor of consequence in the selection of stocks for the Fund.

        There can be no assurance that the Funds will achieve their respective investment objectives.

CERTAIN INVESTMENT PRACTICES

        GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        CUSTODIAL RECEIPTS. The Funds may each acquire custodial receipts in respect of U.S. government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

        BANK AND CORPORATE OBLIGATIONS. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

        MUNICIPAL OBLIGATIONS. Money Market Fund, High Yield Bond Fund and High Yield Tax- Free Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

        MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by a Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

        MUNICIPAL NOTES. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

        MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

        Federal tax legislation enacted in the 1980's placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which a Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

        Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

        The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by a Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

        MORTGAGE-BACKED SECURITIES. Government Income Fund and High Yield Bond Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

        GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

        MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

        Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

        A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

        STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

        STRUCTURED OR HYBRID NOTES. Government Income Fund, High Yield Bond Fund and High Yield Tax-Free Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

        RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

        Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

        Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

        RISK ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

        The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

        These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

        Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

        Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

        ASSET-BACKED SECURITIES. Government Income Fund and High Yield Bond Fund may invest a portion of their assets in asset-backed securities which are rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., S&P or Moody's) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

        Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

        Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

        ASSET-BASED SECURITIES. Global Resources Fund may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some resource asset such as gold bullion. For the purposes of the Fund's investment policies, these securities are referred to as asset-based securities.

        If the asset-based security is backed by a bank letter of credit or other similar facility, the Adviser may take such backing into account in determining the credit quality of the asset-based security. Although an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource assets. The Fund's holdings of such securities may not generate appreciable current income and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Fund purchased such securities.

        The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets other than gold bullion, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

        The Fund will not acquire asset-based securities for which no established secondary trading market exists if at the time of acquisition more than 10% of its total assets are invested in securities which are not readily marketable. The Fund may invest in asset-based securities without limit when it has the right to sell such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not more than seven days notice.

        SPECIAL CONSIDERATIONS RELATED TO INVESTMENT IN GOLD. Under certain circumstances, Global Resources Fund may invest a majority of its assets in gold, gold related securities or securities of gold-related companies. Based on historic experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of gold prices during such periods. Gold may be affected by unpredictable international monetary and political policies, social conditions within a particular country, trade imbalances or trade or currency restrictions between countries. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations.

        The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may affect significantly South African gold production and the markets for South African gold which may in turn significantly affect the price of gold.

        The Fund is currently authorized to invest up to 10% of its assets in gold bullion and coins, although it does not currently intend to invest in coins. The Fund may seek to increase this limit to 25% through negotiation with a certain state which imposes the 10% limit as a condition for qualifying the shares of the Fund for sale in that state.

        Investments in gold may help to hedge against inflation and major fluctuations in the Fund's shares because at certain times the price of gold has fluctuated less widely than the value of the securities which are permitted investments. When the Fund purchases bullion, the Adviser currently intends that it will be only in a form that is readily marketable and that it will be delivered to and stored with a qualified U.S. bank. An investment in bullion earns no investment income and involves higher custody and transaction costs than investments in securities. The Fund will also incur the cost of insurance in connection with holding gold. The market for gold bullion is presently unregulated which could affect the ability of the Fund to acquire or dispose of gold bullion. In order to qualify as a regulated investment company for federal income taxes, the Fund may receive no more than 10% of its yearly gross income from gains caused by selling gold bullion or coins and from certain other sources that do not produce "qualifying" income. The Fund may be required, therefore, either to hold its gold bullion or sell it at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons. The Fund may also purchase precious metal warehouse receipts that may be convertible into cash or gold bullion as an alternative to a direct investment in gold. Whereas gold bullion is traded in the form of contracts to buy or sell bullion which are in the nature of futures or commodities contracts, warehouse receipts represent ownership of a specified quantity of identified gold bars held in storage. Although ownership of gold in this manner entails storage and insurance expense, there is an active over-the-counter market in such receipts so that they are a liquid investment. For purposes of the Fund's investment limitations, such warehouse receipts would be considered to be equivalent to direct investments in the precious metals.

        FOREIGN SECURITIES AND EMERGING COUNTRIES. Emerging Growth Fund, Global Resources Fund and High Yield Bond Fund may invest in securities of foreign issuers. These Funds may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. Government Income Fund may invest in foreign currency denominated securities of foreign governments considered stable by the Adviser and may hedge such investments through various options and futures transactions involving foreign currencies. Money Market Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by foreign banks and their U.S. and foreign branches and foreign branches of U.S. banks. Money Market Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, Money Market Fund is restricted to purchasing U.S. dollar denominated securities.

        Investing in obligations of non-U.S. issuers and foreign banks, particularly securities of issuers located in emerging countries, may entail greater risks than investing in similar securities of U.S. issuers. These risks include (i) social, political and economic instability; (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

        Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

        In addition, even though opportunities for investment may exist in foreign countries, and in particular emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

        Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by foreign securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

        Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

        Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

        Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most foreign securities held by the Funds will not be registered with the SEC and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser or Subadviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

        Because the Funds (other than Money Market Fund) may invest, and Global Resources Fund will (under normal circumstances) invest a substantial portion of their total assets, in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies may account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

        The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

        Although the Funds value their respective assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. However, the Funds may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

        Securities of foreign issuers, and in particular many emerging country issuers, may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security could result in possible liability to the purchaser.

        The Funds' investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other taxes, thereby reducing the Funds' net investment income and/or net realized capital gains. See "Tax Status."

        DEPOSITARY RECEIPTS. As discussed in the Prospectuses, Emerging Growth Fund, Global Resources Fund and High Yield Bond Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

        OPTIONS ON FOREIGN CURRENCIES. Global Resources Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

        As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, such as the amount of the premium received and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

        Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

        As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments similar to margin deposits required in the trading of futures contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into. Certain options on foreign currencies like forward contracts are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC or commodities exchanges regulated by the Commodity Futures Trading Commission.

        FORWARD FOREIGN CURRENCY CONTRACTS. Emerging Growth Fund, Global Resources Fund and High Yield Bond Fund may engage in forward foreign currency transactions. Generally, the foreign currency exchange transactions of the Funds may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also deal in forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. A Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. The Board of Directors has adopted a policy of monitoring the Funds' foreign currency contract income to assure that the Funds qualify as regulated investment companies under the Code. The Fund will not engage in speculative forward foreign currency exchange transactions.

        If a Fund purchases a forward contract, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

        Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

        The cost to a Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

        REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (generally not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's total assets.

        REVERSE REPURCHASE AGREEMENTS. Each Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, a Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, a Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total net assets. A Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Adviser will monitor the creditworthiness of the firms involved.

        FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

        When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

        On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

        SHORT SALES. Global Resources Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

        The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

        Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short.

        Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code.

        LOWER RATED HIGH YIELD DEBT OBLIGATIONS. Emerging Growth Fund, Government Income Fund, High Yield Bond Fund and High Yield Tax-Free Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated Baa or lower by Moody's or BBB or lower by S&P.

        Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

        See the Appendix to this SAI which describes the characteristics of corporate bonds in the various rating categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

        Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

        The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

        Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield bonds. In addition, a Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

        CREDIT AND INTEREST RATE RISKS. In addition to the information contained in the Prospectuses, investors should note that while ratings by a rating institution provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the shares of Funds to the extent the Funds invest in these securities. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser will evaluate those factors it considers relevant and will make portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of a Fund's portfolio. However, in seeking to achieve a Fund's primary objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of comparable losses on securities in the portfolio will be unavoidable. Moreover, medium and lower-rated securities and unrated securities of comparable quality tend to be subject to wider fluctuations in yield and market values than higher rated securities. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund's portfolio. Other risks of lower quality securities include:

       (i) subordination to the prior claims of banks and other senior lenders and

       (ii) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Funds may reinvest premature redemption proceeds in lower yielding portfolio securities.

        In determining which securities to purchase or hold in a Fund's portfolio (including, in the case of High Yield Bond Fund, investments in either unrated or rated securities which are in default) and in seeking to reduce credit and interest rate risk consistent with a Fund's investment objective and policies, the Adviser will rely on information from various sources, including: the rating of the security; research, analysis and appraisals of brokers and dealers; the views of the Fund's Directors and others regarding economic developments and interest rate trends; and the Adviser's own analysis of factors it deems relevant as it pertains to achieving a Fund's investment objective(s).

        PURCHASES OF WARRANTS. Emerging Growth Fund's and Global Resources Fund's investment policies permit the purchase of rights and warrants, which represent rights to purchase the common stock of companies at designated prices. No such purchase will be made by a Fund, however, if the Fund's holdings of warrants (valued at lower of cost or market) would exceed 5% of the value of the Fund's total net assets as a result of the purchase. In addition, no Fund will purchase a warrant or right which is not listed on the New York or American Stock Exchanges if the purchase would result in the Fund's owning unlisted warrants in an amount exceeding 2% of its net assets.

        CONVERTIBLE SECURITIES. Emerging Growth Fund, Global Resources Fund and High Yield Bond Fund may invest in convertible securities. Convertible securities are securities that may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with straight debt securities, the market value of convertible securities tends to decline as interest rates increase, and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

        MORTGAGE "DOLLAR ROLL" TRANSACTIONS. Government Income Fund and High Yield Bond Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells Mortgage-Backed Securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. These Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior securities. Dollar rolls in which the Funds may invest will be limited to covered rolls.

        For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing. Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the Mortgage-Backed Securities subject to the mortgage dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

        FINANCIAL FUTURES CONTRACTS. To the extent set forth in their Prospectuses, the Funds (other than Money Market Fund) may buy and sell futures contracts (and related options) on stocks, stock indices, debt securities, currencies, interest rate indices, and other instruments. Each Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Funds may enter into financial futures contracts for hedging and other non-speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

        Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Funds may engage in transactions in such contracts.

        Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than a Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than a Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. Each Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

        At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Funds but is instead settlement between the Funds and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Funds will mark to market their respective open financial futures positions.

        Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being a perfect one, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

        A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Funds will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Funds, an incorrect prediction could result in a loss on both the hedged securities in the respective Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        Finally, although the Funds engage in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Funds could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If a Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

        OPTIONS ON FINANCIAL FUTURES CONTRACTS. To the extent set forth in their Prospectuses, the Funds (other than Money Market Fund) may buy and sell options on financial futures contracts on stocks, stock indices, debt securities, currencies, interest rate indices, and other instruments. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Funds would be required to deposit with their custodian initial and variation margin with respect to put and call options on futures contracts written by them. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium it paid for the option.

        OTHER CONSIDERATIONS. The Funds will engage in futures and options transactions for bona fide hedging or other non-speculative purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Funds' futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Funds own, or futures contracts will be purchased to protect the Funds against an increase in the price of securities, or the currency in which they are denominated, the Fund intends to purchase. As evidence of this hedging intent, the Funds expect that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Funds will have purchased, or will be in the process of purchasing equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


        As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish nonhedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the respective Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for Federal income tax purposes.

        When the Funds purchase financial futures contracts, or write put options or purchase call options thereon, cash or liquid, high grade debt securities will be deposited in a segregated account with the Funds' custodian in an amount that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts.

        OPTIONS TRANSACTIONS. To the extent set forth in their Prospectuses, the Funds (other than Money Market Fund) may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Funds may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Funds will depend upon market conditions and the availability of alternative strategies.

        A Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by a Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, a Fund would keep both the option premium and the underlying security. If the covered call option written by a Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, a Fund's loss would be reduced by the amount of the option premium.

        As the writer of a covered put option, each Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities or high-grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Funds may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

        When writing listed and over-the-counter covered put options on securities, the Funds would earn income from the premiums received. If a covered put option is not exercised, the Funds would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, a Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

        If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that a Fund's position will be offset by the Options Clearing Corporation. The Funds may not effect a closing purchase transaction after they have been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Funds will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

        In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

        A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Funds will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

        OVER-THE-COUNTER OPTIONS. Funds that may engage in options transactions may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. A Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Funds will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to each Fund's restriction that illiquid securities are limited to not more than 10% of the Fund's net assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows a Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

INVESTMENT RESTRICTIONS

        FUNDAMENTAL INVESTMENT RESTRICTIONS

        Each Fund has adopted certain fundamental investment restrictions upon its investments as set forth below which cannot be changed as to any Fund without the approval of the holders of a majority of that Fund's outstanding shares. A majority for this purpose means:
(a) more than 50% of the outstanding shares of a Fund, or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of a Fund are represented, whichever is less. If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of a Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.

        For the purpose of these restrictions, High Yield Bond Fund, Government Income Fund and Money Market Fund are referred to as the "Fixed Income Funds" and Emerging Growth Fund and Global Resources Fund are referred to as the "Equity Funds." The restrictions applicable to High Yield Tax-Free Fund are set out subsequently.

        Each Fixed Income Fund and each Equity Fund may not:

        (1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

        (2) Underwrite securities issued by other persons except insofar as such Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

        (3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts except, in the case of Resources Fund, precious metals (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

        (4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

        (5) Make loans to other persons except by the purchase of obligations in which such Fund is authorized to invest and by entering into repurchase agreements; provided that a Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of a Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan. In addition, the Equity

Funds may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions.

        (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or, in the case of the Fixed Income Funds, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

        (7) Invest in companies for the purpose of exercising control or management.

        (8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of such Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by such Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

        (9) Purchase any securities or evidences of interest therein on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and each Fund (other than the Money Market Fund) may make deposits on margin in connection with Futures Contracts and related options.

        (10) Sell any security which such Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

        (11) Purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided, further, that a Fund will not purchase securities issued by an open-end investment company.

        (12) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of such Fund's total assets (taken at market value) would be so invested. (The Staff of the Securities and Exchange Commission has taken the position that a money market fund may not invest more than 10% of its net assets in illiquid securities. The Money Market Fund has undertaken with the Staff to require, that as a matter of operating policy, it will not invest in illiquid securities in an amount exceeding 10% of its net assets.)

        (13) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

        In addition, no Fixed Income Fund (except for Money Market Fund and High Yield Bond Fund) may invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry. Money Market Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks or (ii) foreign branches of U.S. banks where the Adviser has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. High Yield Bond Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry, except that High Yield Bond Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fixed Income Fund's limitations on industry concentration. Determinations of industries for purposes of the foregoing limitations are made in accordance with specific industry codes set forth in the Standard Industrial Classification Manual and without considering groups of industries (e.g., all utilities or all finance companies) to be an industry. Also, a Fixed Income Fund may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause a Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer (for the Money Market Fund, all indebtedness of an issuer maturing in less than one year) shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

        In addition, an Equity Fund may not:

        (1) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, such Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

        (2) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.


        High Yield Tax-Free Fund may not:

        (1) Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33-1/3% of net assets.

        (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes as may be necessary in connection with maintaining collateral in connection with writing put or call options or making initial margin deposits in connection with the purchase or sale of financial futures or index futures contracts and related options.

        (3) Purchase securities (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause the Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding debt securities of any one issuer; provided, however, that up to 25% of the value of the Fund's asset may be invested without regard to these restrictions.

        (4) Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or director of the Fund or its Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

        (5) Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

        (6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        (7) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreement together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's total assets.

        (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests in real estate.

        (9) Make loans to others, except insofar as the Fund may enter in repurchase agreements as set forth in the Prospectus or this SAI. The purchase of an issue of publicly distributed bonds or other securities, whether or not the purchase was made upon the original issuance of securities, is not to be considered the making of a loan.

        (10) Invest more than 25% of its assets in the securities of the "issuers" in any single industry; provided that there shall be no limitation on the purchase of municipal obligations and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. For purposes of this limitation and that set forth in investment restriction (3) above, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such non governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

        (11) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of municipal obligations.

        (12) Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

        (13) Invest for the purpose of exercising control or management of another company.

        (14) Issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

        OTHER OPERATING POLICIES

        Each of the Equity Funds (whose investment restrictions permit holdings in warrants not to exceed 10% of its assets) may, due to an undertaking with a state in which the Fund's shares are currently qualified for sale, purchase warrants not to exceed 5% of such Fund's net assets. Included within that amount, but not exceeding 2% of a Fund's net assets, may be warrants for which there is no public market. Any such warrants which are attached to securities at the time such securities are acquired by a Fund will be deemed to be without value for the purpose of this restriction.

        Each Fund (other than High Yield Tax-Free Fund) will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

        In order to comply with certain state regulatory policies, no Fund will, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 15%.

        In order to comply with certain state regulatory policies, the cost of investments in options, financial futures, stock index futures and currency futures, other than those acquired for hedging purposes, may not exceed 10% of a Fund's total net assets.

        These operating policies are not fundamental and may be changed without shareholder approval. In order to comply with certain state regulatory practices, certain policies, if changed, would require advance written notice to shareholders.

        The Corporation's Board of Directors has approved the following nonfundamental investment policy pursuant to an order of the SEC:
Notwithstanding any investment restriction to the contrary, each Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result,
(i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies,

(ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


THOSE RESPONSIBLE FOR MANAGEMENT

        The business of the Corporation is managed by its Directors who elect officers who are responsible for the day-to-day operations of the Corporation and the Funds and who execute policies formulated by the Directors. Several of the officers and Directors of the Corporation are also officers and directors of the Adviser or officers and directors of John Hancock Funds.


        Set forth below is the principal occupation or employment of the Directors and principal officers of the Corporation during the past five years:

                                POSITION HELD
                                WITH THE                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                CORPORATION             DURING PAST FIVE YEARS
----------------                -----------             -----------------------

Edward J. Boudreau, Jr.*        Director,               Chairman and Chief Executive
101 Huntington Avenue           Chairman and            Officer, the Adviser and The
Boston, MA 02199                Chief Executive         Berkeley Financial Group ("The
                                Officer(1)(2)           Berkeley Group"); Chairman, NM
                                                        Capital Management, Inc. ("NM
                                                        Capital"); John Hancock Advisers
                                                        International Limited ("Advisers
                                                        International"); John Hancock Funds,
                                                        Inc.; John Hancock Investor Services
                                                        Corporation ("Investor Services");
                                                        and Sovereign Asset Management
                                                        Corporation ("SAMCorp");
                                                        (hereinafter the Adviser, the Berkeley
                                                        Group, NM Capital, Advisers
                                                        International, John Hancock Funds,
                                                        Inc., Investor Services and SAMCorp
                                                        are collectively referred to as the
                                                        "Affiliated Companies"); Chairman,
                                                        First Signature Bank & Trust;
                                                        Director, John Hancock Freedom
                                                        Securities Corporation, John
                                                        Hancock Capital Corporation, New
                                                        England/ Canada Business Council;
                                                        Member, Investment Company
                                                        Institute Board of Governors;
                                                        Trustee, Museum of Science;
                                                        President, the Adviser (until July
                                                        1992); and Chairman, John Hancock
                                                        Distributors, Inc. (until April, 1994).

----------------------------
*   An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust,
    the Executive Committee may generally exercise most of the powers of the
    Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Administration Committee.


                                POSITION HELD
                                WITH THE                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                CORPORATION             DURING PAST FIVE YEARS
----------------                -----------             -----------------------


James F. Carlin                 Director(3)             Chairman and CEO, Carlin
233 West Central Street                                 Consolidated, Inc. (insurance);
Natick, MA 01760                                        Chairman, Massachusetts Higher
                                                        Education Coordinating Council
                                                        (since 1995); Trustee, Massachusetts
                                                        Health and Education Tax-Exempt
                                                        Trust (Financial); Director,  Rizzo
                                                        Associates, Inc. (Engineering),
                                                        Arbella Mutual Insurance Company
                                                        (insurance), Consolidated Group Trust
                                                        (group health plan), Carlin Insurance
                                                        Agency, Inc., West Insurance Agency,
                                                        Inc., Allied American Agency, Inc.
                                                        (insurance); Treasurer, Alpha
                                                        Analytical, Inc. (Chemistry Lab);
                                                        Receiver, the City of Chelsea (until
                                                        August 1992).

William H. Cunningham           Director(3)             Chancellor, University of Texas
601 Colorado Street                                     System and former President of the
O'Henry Hall                                            University of Texas, Austin, Texas;
Austin, TX 78701                                        Regents Chair for Free Enterprise;
                                                        Director, LaQuinta Motor Inns, Inc.
                                                        (hotel management company);
                                                        Director, Jefferson-Pilot Corporation
                                                        (diversified life insurance company);
                                                        Director, Freeport-McMoran Inc. (oil
                                                        and gas company); LBJ Foundation
                                                        Board (education foundation); and
                                                        Advisory Director, Texas Commerce
                                                        Bank - Austin.

Harold R. Hiser, Jr.            Director(3)             Executive Vice President, Schering-
Schering-Plough Corporation                             Plough Corporation (pharmaceuticals)
One Giralda Farms                                       (until 1995); Director, ReCapital
Madison, NJ   07940-1000                                Corporation (reinsurance).

----------------------------
* An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust,
    the Executive Committee may generally exercise most of the powers of the
    Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Administration Committee.


                                POSITION HELD
                                WITH THE                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                CORPORATION             DURING PAST FIVE YEARS
----------------                -----------             -----------------------

Charles L. Ladner               Director(3)             Director, Energy North, Inc. (public
UGI Corporation                                         utility holding company)(until
460 North Gulph Road                                    1992); Senior Vice President,
King of Prussia, PA 19406                               Senior Vice President, Finance
                                                        UGI Corp. (public utility
                                                        holding company).

Leo E. Linbeck, Jr.             Director(3)             Chairman, President, Chief
3810 W. Alabama                                         Executive Officer and Director,
Houston, TX 77027                                       Linbeck Corporation (a holding
                                                        company engaged in various phases
                                                        of the construction industry and
                                                        warehousing interests); Director and
                                                        Chairman, Federal Reserve Bank of
                                                        Dallas; Chairman of the Board and
                                                        Chief Executive Officer, Linbeck
                                                        Construction Corporation; Director,
                                                        Panhandle Eastern Corporation (a
                                                        diversified energy company), Daniel
                                                        Industries, Inc. (manufacturer of gas
                                                        measuring products and energy
                                                        related equipment),  GeoQuest
                                                        International, Inc. (a geophysical
                                                        consulting firm); and Director,
                                                        Greater Houston Partnership.

Patricia P. McCarter            Director(3)             Director and Secretary, the
Swedesford Road                                         McCarter Corp. (machine
RD #3, Box 121                                          manufacture).
Malvern, PA 19355

Steven R. Pruchansky            Director(1)(3)          Director and President, Mast
360 Horse Creek Drive, #208                             Holdings, Inc.; Director, First
Naples, FL 33942                                        Signature Bank & Trust Company
                                                        (until August 1991); General Partner,
                                                        Mast Realty Trust (until 1994);
                                                        President, Maxwell Building Corp.
                                                        (until 1991).

----------------------------
* An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust,
    the Executive Committee may generally exercise most of the powers of the
    Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Administration Committee.


                                POSITION HELD
                                WITH THE                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                CORPORATION             DURING PAST FIVE YEARS
----------------                -----------             -----------------------

Norman H. Smith                 Director(3)             Lieutenant General, USMC, Deputy
Rt. 1, Box 249 E                                        Chief of Staff for Manpower and
Linden, VA 22642                                        Reserve Affairs, Headquarters Marine
                                                        Corps; Commanding General III
                                                        Marine Expeditionary Force/3rd
                                                        Marine Division (retired 1991).

John P. Toolan                  Director(3)             Director, The Smith Barney Muni
13 Chadwell Place                                       Bond Funds, The Smith Barney Tax-
Morristown, NJ 07960                                    Free Money Fund, Inc., Vantage
                                                        Money Market Funds (mutual funds),
                                                        The Inefficient-Market Fund, Inc.
                                                        (closed-end investment company) and
                                                        Smith Barney Trust Company of
                                                        Florida; Chairman, Smith Barney
                                                        Trust Company (retired December,
                                                        1991); Director, Smith Barney, Inc.,
                                                        Mutual Management Company and
                                                        Smith, Barney Advisers, Inc.
                                                        (investment advisers) (retired 1991);
                                                        and Senior Executive Vice President,
                                                        Director and member of the Executive
                                                        Committee, Smith Barney, Harris
                                                        Upham & Co., Incorporated
                                                        (investment bankers) (until 1991).

Robert G. Freedman*             Vice Chairman and       Vice Chairman and Chief
101 Huntington Avenue           Chief Investment        Investment Officer, the Adviser;
Boston, MA   02199              Officer(2)              President, the Adviser (until
                                                        December 1994).

Anne C. Hodsdon*                President(2)            President and Chief Operating
101 Huntington Avenue                                   Officer, the Adviser; Executive Vice
Boston, MA 02199                                        President, the Adviser (until
                                                        December 1994); Senior Vice
                                                        President, the Adviser (until
                                                        December 1993; Vice President, the
                                                        Adviser (until 1991).

----------------------------
* An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust,
    the Executive Committee may generally exercise most of the powers of the
    Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Administration Committee.


                                POSITION HELD
                                WITH THE                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                CORPORATION             DURING PAST FIVE YEARS
----------------                -----------             -----------------------

James B. Little*                Senior Vice President   Senior Vice President, the Adviser
101 Huntington Avenue           and Chief Financial
Boston, MA  02199               Officer

Thomas H. Drohan*               Senior Vice President   Senior Vice President and Secretary,
101 Huntington Avenue           and Secretary           the Adviser.
Boston, MA 02199

James J. Stokowski*             Vice President and      Vice President, the Adviser.
101 Huntington Avenue           Treasurer
Boston, MA 02199

Susan S. Newton*                Vice President and      Vice President and Assistant
101 Huntington Avenue           Compliance Officer      Secretary, the Adviser.
Boston, MA 02199

John A. Morin*                  Vice President          Vice President, the Adviser.
101 Huntington Avenue
Boston, MA 02199

----------------------------
*   An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust,
    the Executive Committee may generally exercise most of the powers of the
    Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) All of the officers listed are officers or employees of the Adviser or affiliated companies.  Some of the Directors and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


        As of February 2, 1996 there were 423,110,226 shares of the Corporation outstanding and officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Corporation and of each of the Funds. On such date, the following shareholders were the only record holders and beneficial owners of 5% or more of the shares of the respective
Funds:

NUMBER OF SHARES HELD (EXPRESSED AS PERCENTAGE
OF FUND'S OUTSTANDING SHARES)
        Emerging Growth Fund:

        Class A

        758,924 Shares                                  National Westminster Bank PLC as Trustee of
        15.05 %                                         American Smaller Companies Trust
                                                        Juno Court
                                                        24 Prescott Street
                                                        London, England  E18BB

        713,078 Shares                                  Merrill Lynch Pierce Fenner & Smith
        14.14 %                                         4800 Deerlake Drive East
                                                        Jacksonville, Florida  32246-6484

        Class B

        3,016,085 Shares                                Merrill Lynch Pierce Fenner & Smith
        25.63 %                                         4800 Deerlake Drive East
                                                        Jacksonville, Florida  32246-6484

        Global Resources Fund:

        Class B

        113,006 Shares                                  Merrill Lynch Pierce Fenner & Smith
        6.28 %                                          4800 Deerlake Drive East
                                                        Jacksonville, Florida  32246-6484

        Government Income
        Fund:

        Class B

        2,998,359 Shares                                Merrill Lynch Pierce Fenner & Smith
        12.69 %                                         4800 Deerlake Drive East
                                                        Jacksonville, Florida  32246-6484


        High Yield Bond Fund:

        Class A

        700,333 Shares                                  Novell Incorporated
        16.88%                                          1555 North Technology Way
                                                        Orem, Utah  84057

        234,994 Shares                                  National City Bank TTEE
        5.66%                                           FBO Building Laborers Local
                                                        310 Pension Plan
                                                        P.O. Box 94777
                                                        Cleveland, Ohio

        Class B

        2,342,503 Shares                                Merrill Lynch Pierce Fenner & Smith
        9.05 %                                          4800 Deerlake Drive East
                                                        Jacksonville, Florida  32246-6484

        High Yield Tax-Free
        Fund:

        Class B

        2,959,178 Shares                                Merrill Lynch Pierce Fenner & Smith
        17.99 %                                         4800 Deerlake Drive East
                                                        Jacksonville, Florida  32246-6484


At such date, no other person(s), owned of record or was known by the Corporation to beneficially own as much as 5% of the outstanding shares of the Corporation or of any of the Funds.

        As of December 22, 1994, the Directors have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser). The members of the Advisory Board are distinct from the Board of Directors, do not serve the Funds in any other capacity and are persons who have no power to determine what securities are purchased or sold and behalf of the Funds. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

        Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas;
        co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D. C.

Thomas R. Powers, Formerly Chairman of the Board, President and Chief Executive
        Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B. McDade, Chairman and Director, TransTexas Gas Company; Director,
        Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.


        COMPENSATION OF THE BOARD OF DIRECTORS AND ADVISORY BOARD. The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Directors and the Advisory Board members for their services. Mr. Boudreau, a non-Independent Director, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.

                                                     Pension or            Total Compensation
                                                     Retirement            from all Funds in
                               Aggregate             Benefits Accrued      John Hancock
                               Compensation          as Part of the        Fund Complex to
Directors                      from the Funds*       Funds' Expenses*      Directors**
---------                      ---------------       ----------------      -----------

James F. Carlin                    $ 8,411                $     0            $ 60,700
William H. Cunningham                6,080                 16,964            $ 69,700
Charles F. Fretz                       789                      0            $ 56,200
Harold R. Hiser. Jr.                     0                  1,099            $ 60,200
Charles L. Ladner                   10,776                      0            $ 60,700
Leo E. Linbeck, Jr.                 25,263                      0            $ 73,200
Patricia P. McCarter                10,776                      0            $ 60,700
Steven R. Pruchansky                11,157                      0            $ 62,700
Norman H. Smith                     11,142                      0            $ 62,700
John P. Toolan                          56                  8,340            $ 60,700
                                   -------                -------            --------
Total                              $84,450                $26,403            $627,500

     *    Compensation made pursuant to different compensation arrangements then in effect for the fiscal year ended October 31, 1995.

     **   The total compensation paid by the John Hancock Fund Complex to the Independent
     Trustees is $627,500 as of the calendar year ended December 31, 1995. All Trustees/Directors except Messrs. Cunningham and Linbeck are Trustees/Directors of 32 funds in the John Hancock
     Fund Complex. Messrs. Cunningham and Linbeck are Trustees/Directors of 30 funds.

                                                     Pension or            Total Compensation
                                                     Retirement            from all Funds in
                               Aggregate             Benefits Accrued      John Hancock
                               Compensation          as Part of the        Fund Complex to
Advisory Board***              from the Funds*       Funds' Expenses*      Directors**
-----------------              ---------------       ----------------      -----------

R. Trent Campbell                  $ 29,238               $0                 $ 70,000
Mrs. Lloyd Bentsen                 $ 25,683               $0                 $ 63,000
Thomas R. Powers                   $ 26,237               $0                 $ 63,000
Thomas B. McDade                   $ 26,737               $0                 $ 63,000

TOTAL                              $107,895               $0                 $216,000

*   For the fiscal year ended October 31, 1995.
**  As of December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

        As described in the Funds' Prospectuses, the Funds receive their investment advice from the Adviser. Investors should refer to the Prospectuses for a description of certain information concerning the Funds' investment management contracts. Each of the Directors and principal officers affiliated with the Corporation who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Corporation and the Adviser.


        The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $16 billion in total assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group, which is in turn a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


        As described in the Prospectuses, the Corporation, on behalf of each Fund, has entered into investment management contracts with the Adviser. Under each investment management contract, the Adviser provides the Funds with (i) a continuous investment program, consistent with each Fund's stated investment objective and policies, (ii) supervision of all aspects of each Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of their business. The Adviser is responsible for the day-to-day management of each Fund's portfolio assets.

        No person other than the Adviser and its directors and employees regularly furnish advice to the Funds with respect to the desirability of a Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

        Under the terms of the investment management contracts with the Corporation, on behalf of each Fund, the Adviser provides the Corporation with office space, equipment and supplies and other facilities required for the business of the Funds. The Adviser pays the compensation of all officers and employees of the Corporation, and pays the expenses of clerical services relating to the administration of the Funds. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Funds including, but not limited to, (i) the fees of the Directors of the Corporation who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), (ii) the fees of the members of the Corporation's Advisory

Board (described above) and (iii) the continuous public offering of the shares of each Fund are borne by the Funds.

        As provided by the investment management contracts, each Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears at the following rates of the Funds' average daily net assets:

JOHN HANCOCK EMERGING GROWTH FUND                      FEE
JOHN HANCOCK GLOBAL RESOURCES FUND                (ANNUAL RATE)
                                                  -------------
Average Daily Net Assets                               0.75%


JOHN HANCOCK GOVERNMENT INCOME FUND
                                                       FEE
AVERAGE DAILY NET ASSETS                          (ANNUAL RATE)
------------------------                          -------------
The first $200 million                                 0.65%
The next $300 million                                  0.625%
Over $500 million                                      0.60%

JOHN HANCOCK HIGH YIELD TAX-FREE FUND
JOHN HANCOCK HIGH YIELD BOND FUND
                                                       FEE
AVERAGE DAILY NET ASSETS                          (ANNUAL RATE)
------------------------                          -------------
The first $75 million                                  0.625%
The next $75 million                                   0.5625%
Over $150 million                                      0.50%

JOHN HANCOCK MONEY MARKET FUND
                                                       FEE
AVERAGE DAILY NET ASSETS                          (ANNUAL RATE)
------------------------                          -------------
The first $500 million                                 0.50%*
The next $250 million                                  0.425%
The next $250 million                                  0.375%
The next $500 million                                  0.35%
The next $500 million                                  0.325%
The next $500 million                                  0.30%
Over $2.5 billion                                      0.275%


*The Adviser has reduced the fee to 0.40% of the Fund's average daily net assets and can not reinstate the fee to 0.50% without the Trustees' consent.


        The Adviser may temporarily reduce its advisory fee or make other arrangements to reduce a Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, a Fund's annual expenses fall below this limit.

        In the event normal operating expenses of a Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where such Fund is registered to sell shares of common stock, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses. The most restrictive limit applicable to the Funds is 2.5% of the first $30,000,000 of a Fund's average daily net asset value, 2% of the next $70,000,000 of such assets and 1.5% of the remaining average daily net asset value.

        Pursuant to the investment management contracts, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which their respective contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

        The initial term of the investment management contracts expires on December 22, 1996, and will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Directors or the holders of a majority of the affected Fund's outstanding voting securities. Each management contract may be terminated without penalty on 60 days' notice at the option of either party or by vote of a majority of the outstanding voting securities of the Fund. Each management contract terminates automatically in the event of its assignment.

        Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Under the investment management contracts, the Funds may use the name "John Hancock" or any name derived from or similar to it only for as long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If a Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

        For the period from November 1, 1994 to December 22, 1994(a) and for the fiscal years ended October 31, 1994(b), and 1993(c) advisory fees payable by the Funds to TFMC, each Fund's former investment adviser, were as follows:

        (1)  Emerging Growth Fund - (a) $496,208 (b) $2,706,438 and (c)
             $1,668,514

        (2)  Global Resources Fund - (a) $50,516 (b) $220,869 and (c) $95,411

        (3)  Government Income Fund - (a) $256,721 (b) $1,728,997 and (c)
             $1,698,937

        (4)  High Yield Bond Fund - (a) $162,374 (b) $976,834 and (c) $777,673

        (5)  High Yield Tax-Free Fund - (a) $161,643 (b) $886,380 and (c)
             $541,737

        (6)  Money Market Fund - (a) $50,611 (b) $214,088 and (c) $142,298

For the period from December 22, 1994 to October 31, 1995 advisory fees payable by the Funds to the Adviser, were as follows:

        (1)     Emerging Growth Fund -     $2,978,791

        (2)     Global Resources Fund -    $212,918

        (3)     Government Income Fund -   $1,612,806

        (4)     High Yield Bond Fund -     $897,349

        (5)     High Yield Tax-Free Fund - $830,016

        (6)     Money Market Fund -        $221,171


        During the period of December 22, 1994 to April 17, 1995, the Adviser paid subadvisory fees to Transamerica Investment Services, Inc. $147,903.


        ADMINISTRATIVE SERVICES AGREEMENT. The Corporation, on behalf of each Fund, was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Funds. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Funds. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Funds by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.


        The following amounts for each of the following Funds for their respective periods reflect (a) the total of administrative services fees paid to TFMC ( and to the Adviser during the period December 22, 1994 to January 16,
1995):

   EMERGING GROWTH FUND- For the fiscal years ended October 31, 1995, 1994 and 1993 fees paid were $34,231, $222,044, and $157,911, respectively.

   GLOBAL RESOURCES FUND -For the fiscal years ended October 31, 1995, 1994 and 1993 fees paid were $9,309, $54,259 and $44,306, respectively.

   GOVERNMENT INCOME FUND - For the fiscal years ended October 31, 1995, 1994 and 1993 fees paid were $16,694, $132,786 , and $116,354, respectively.

   HIGH YIELD BOND FUND -For the fiscal years ended October 31, 1995, 1994, and 1993 fees paid were $13,697, $100,822, and $82,030.

   HIGH YIELD TAX-FREE FUND -For the fiscal years ended October 31, 1995 , 1994 and 1993 fees paid were $10,565, $88,709, and $69,485, respectively.

   MONEY MARKET FUND - For the fiscal years ended October 31, 1995, 1994 and 1993 fee paid were $7,517, $46,621, and $42,511, respectively.


DISTRIBUTION CONTRACT

        DISTRIBUTION AGREEMENT. As discussed in the Prospectuses, each Fund's shares are sold on a continuous basis at the public offering price. John Hancock Funds, a wholly-owned subsidiary of the Adviser, has the exclusive right, pursuant to the Distribution Agreement dated December 22, 1994 (the "Distribution Agreement"), to purchase shares from the Funds at net asset value for resale to the public or to broker-dealers at the public offering price. Upon notice to all broker-dealers with whom it has sales agreements ("Selling Brokers"), John Hancock Funds may allow such Selling Brokers up to the full applicable sales charge during periods specified in such notice. During these periods, such Selling Brokers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

        The Distribution Agreement was initially adopted by the affirmative vote of the Corporation's Board of Directors including the vote of a majority of Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Agreement shall continue in effect with respect to each Fund until

December 22, 1996 and from year to year if approved by either the vote of the Fund's shareholders or the Board of Directors including the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time as to one or more of the Funds, without penalty, by either party upon sixty (60) days' written notice or by a vote of a majority of the outstanding voting securities of the affected Fund and terminates automatically in the case of an assignment by John Hancock Funds.


        For the fiscal year ended October 31, 1995, the following amounts for each of Emerging Growth and High Yield Bond Fund reflect (a) the total underwriting commissions for sales of the Fund's Class A shares and (b) the portion of such amount retained by the Fund's distributor, John Hancock Funds Inc. and the former distributor, Transamerica Fund Distributors, Inc. In each case, the remainder of such underwriting commissions was reallowed to dealers.

        EMERGING GROWTH FUND
        (a) $604,527 and (b) $67,705

        HIGH YIELD BOND FUND
        (a) $239,238 and (b) $19,285

        GLOBAL RESOURCES FUND
        (a) $13,467 and (b) $2,273

        HIGH YIELD TAX FREE FUND
        (a) $118,032 and (b) $15,719

        GOVERNMENT INCOME FUND
        (a) $35,314 and (b) $6,442


        DISTRIBUTION PLAN. The Board of Directors approved distribution plans pursuant to Rule 12b-1 under the 1940 Act for Class A Shares ("Class A Plans") and Class B Shares ("Class B Plans") of each Fund. Such Plans were approved by a majority of the outstanding shares of each respective class of each Fund (except for the Class A Plan for Money Market Fund) on December 16, 1994 and became effective on December 22, 1994. The Class A Plan for Money Market Fund was approved by the sole shareholder of the Class A shares of the Fund on September 12, 1995 and became effective on September 12, 1995.

        Under each Class A Plan, the distribution or service fee will not exceed an annual rate of 0.25% of the average daily net asset value of the Class A shares of a Fund (determined in accordance with the Fund's Prospectus as from time to time in effect). Money Market Fund has determined that it will pay distribution and service fees of 0.15% to John Hancock Funds but may in the future determine to pay up to 0.25% under the Class A Plan. Any expenses under the Class A Plan not reimbursed within 12 months of being presented to the Fund for repayment are forfeited and not carried over to future years. Under each Class B Plan, the distribution or services fee to be paid by the applicable Fund will not exceed an annual rate of 1.00% of the average daily net assets of the Class B shares of the Fund (in each case, determined in accordance with such Fund's prospectus as from time to time in effect); provided that the portion of such fee used to cover Service Expenses (described below) shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class B Shares of the Fund. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount although the amount may be payable under the Class B Plan in the future.

        Under the Plans, expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Directors shall determine. The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by John Hancock Funds or by Selling Brokers, (ii) direct out-of-pocket expenses incurred in connection with the distribution of shares, including expenses related to printing of prospectuses and reports; (iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of John Hancock Funds related to the distribution of Fund Shares; (v) distribution expenses that were incurred by the Fund's former distributor and not recovered through payments under the Class A or Class B former plans or through receipt of contingent deferred sales charges ("CDSCs"); and (vi) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets, merges with or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plans include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to shareholders of the relevant class of the Fund.


During the fiscal year ended October 31, 1995, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds:


                                                           Expense Items
                                                           -------------


                                                    Printing and                                                       Interest,
                                                     Mailing of          Compensation            Expenses of          Carrying or
                                                   Prospectuses to            to                 -----------         Other Finance
                                Advertising             New             Selling Brokers          John Hancock           Charges
                                -----------             ---             ---------------          ------------           -------
                                                     Shareholders                                   Funds
                                                     ------------                                   -----


Money Market Fund
-----------------
  Class A Shares                       0                   0              $    7,724               $  6,107                    NONE
  Class B Shares                $  5,434             $   766              $  226,733               $  3,472              $  203,757

Global Resources Fund
---------------------
  Class A Shares                $  2,777             $   157              $      934               $  4,414                    NONE
  Class B Shares                $ 19,510             $ 9,541              $  112,225               $ 48,249              $  116,252

Government Income Fund
----------------------
  Class A Shares                $ 18,322             $ 5,106              $   65,653               $ 58,444                    NONE
  Class B Shares                $ 41,081             $ 3,224              $  985,054               $153,626              $1,109,310

High Yield Bond Fund
--------------------
  Class A Shares                $ 11,193             $ 1,229              $    3,830               $ 30,680                    NONE
  Class B Shares                $113,854             $10,183              $  529,660               $365,331              $  601,737

Emerging Growth Fund
--------------------
  Class A Shares                $ 60,215             $ 6,025              $   86,447               $205,221                    NONE
  Class B Shares                $191,492             $22,622              $1,142,644               $690,198              $1,093,651

High Yield Tax Free
-------------------
  Class A Shares                $  5,882             $ 1,187              $    5,714               $ 24,657                    NONE
  Class B Shares                $ 62,187             $ 6,679              $  525,782               $258,750              $  666,273


        Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Directors and the Independent Directors. Each of the Plans provides that it may be terminated without penalty (a) by vote of a majority of the Independent Directors, (b) by a majority of the respective Class' outstanding voting securities upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Directors and the Independent Directors of the Corporation. The holders of Class A Shares and Class B Shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Board of Directors has determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the affected Fund.

        Information regarding the services rendered under the Plans and the Distribution Agreement and the amounts paid therefore by the respective Class of the Funds are provided to, and reviewed by, the Board of Directors on a quarterly basis. In its quarterly review, the Board of Directors considers the continued appropriateness of the Plans and the Distribution Agreement and the level of compensation provided therein.


NET ASSET VALUE

        For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.

        Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

        Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

        Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Directors.

        Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV.

        The Funds will not price their securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

AMORTIZED COST METHOD OF PORTFOLIO VALUATION

        Money Market Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Directors will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Directors will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

        Since a dividend is declared to shareholders each time net asset value is determined, the net asset value per share of each class of the Money Market Fund will normally remain constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share value. Monthly, any increase in the value of a shareholder's investment in either class from dividends is reflected as an increase in the number of shares of such class in the shareholder's account or is distributed as cash if a shareholder has so elected.

        It is expected that the Fund's net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income and accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder's portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represent the amount of excess. By investing in either class of shares of the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the Fund to maintain its net asset value at $1.00 per share.

        If in the view of the Directors it is inadvisable to continue the practice of maintaining net asset value at $1.00 per share, the Directors reserve the right to alter the procedures for determining net asset value. The Fund will notify shareholders of any such alteration.

        The Fund is permitted to redeem shares of either class in kind. Nevertheless, the Fund has filed with the Securities and Exchange Commission a notification of election committing itself to pay in cash on redemption by a shareholder of record, limited during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

        The Fund will not price its securities on the following national holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

INITIAL SALES CHARGE ON CLASS A SHARES

        Class A shares of the Funds (except for Money Market Fund) are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Class A shares of Money Market Fund will be sold at their net asset value without a sales charge. Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Directors reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

        The sales charges applicable to purchases of Class A shares of the Funds are described in each Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectuses are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

        COMBINED PURCHASES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.


        WITHOUT SALES CHARGE. As described in the Prospectuses, Class A shares of the Funds may be sold without a sales charge to persons described in the Prospectuses.


        ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such person.

        COMBINATION PRIVILEGE. Reduced sales charges (according to the schedule set forth in the Prospectuses) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of a Fund and shares of all other John Hancock funds which carry a sales charge.


        LETTER OF INTENTION. The reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. Each Fund (other than Money Market Fund) offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA's, SEP, SARSEP, TSA, 401(k) plans, TSA plans and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services ($50,000 in the case of Emerging Growth Fund and Global Resources
Fund). The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


        The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES

        Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

        CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Funds' respective Prospectuses as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

        The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. Class B shares of Money Market Fund, not purchased directly, will be subject upon redemption to the CDSC set forth in the Prospectus of the John Hancock fund from which the investor initially exchanged his/her shares.

        Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectuses for additional information regarding the CDSC.


SPECIAL REDEMPTIONS

        Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account.


ADDITIONAL SERVICES AND PROGRAMS

        EXCHANGE PRIVILEGE. As described more fully in the Prospectuses, the Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class.

        SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Prospectuses, the Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A (except with respect to the Money Market Fund) or Class B shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

        MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained fully in each Fund's Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

        The investments will be drawn on or about the day of the month indicated.

        The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

        The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

        REINVESTMENT PRIVILEGE. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A Shares of the Fund or in Class A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

        A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes. Even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE CORPORATION'S SHARES


        Each Fund operates as one series of the Corporation. All shares of stock of the Corporation ($.01 par value per share) have equal voting rights among shares of the same series (except that each class of shares within a series has sole voting rights with respect to matters solely affecting that class). On September 12, 1995, the Corporation's Articles of Incorporation were amended to increase the authorized common stock of the Corporation from 375,000,000 to 2,500,000,000 shares of Class A Common Stock, from 625,000,000 to 3,000,000,000 shares of Class B Common Stock; and from 0 to 1,000,000,000 shares of Class S Common Stock. No shares of any series or class have pre-emptive or conversion rights. Each series of shares represents interests in a separate portfolio of investments. Each is entitled to all income and gains (or losses) and bears all of the expenses associated with the operations of that portfolio except that each class of a series bears its own distribution expenses. Common expenses of the Corporation are allocated among the series, based upon the respective net assets or ratably or a combination of both whichever is more appropriate, of each series.


        The Board of Directors is authorized to create additional series of shares and classes within any series at any time without approval by shareholders. Six series of shares representing interests in the Corporation are presently authorized.

        Each share of each series or class of the Corporation represents an equal proportionate interest with each other share in that series or class, none having priority or preference over other shares of the same series or class. The interest of investors in the various series or classes of the Corporation is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Corporation, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Board of Directors. The assets of each series are charged with the liabilities of that series and with a share of the Corporation's general liabilities.

        The Board of Directors determines those assets and liabilities deemed to be general assets or liabilities of the Corporation, and these items are allocated among each series in proportion to the relative total net assets of each series. In the unlikely event that the liabilities allocable to a series exceed the assets of that series, the amount to be deemed available for distribution to each affected series shall be determined by the Board of Directors in order to effect an equitable allocation among each series of the Corporation.

        The directors of the Corporation have authorized the issuance of two classes of common stock for each Fund, designated as Class A and Class B shares, and, in the case of the Money Market Fund has authorized the issuance of a third class of common stock, designated as Class S shares. Class A, Class B shares and, in the case of Money Market Fund, Class S shares each represent an interest in the same assets of the respective Funds and are identical in all respects except that each class bears certain expenses related to the distribution of such shares and certain expenses related to transfer agency services. Class S shares of Money Market Fund are available exclusively to investors who maintain brokerage accounts with certain brokers who offer shares of Money Market Fund as part of a sweep account arrangement. Class S shares of Money Market Fund are not subject to a sales charge on purchases, redemptions or reinvested dividends, nor are they subject to deferred sales charges or an exchange fee. The holders of Class A and Class B shares and, in the case of Money Market Fund, Class S shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Directors of the Corporation may classify and reclassify the shares of all Funds into additional classes of common stock at a future date.

        VOTING RIGHTS. Each shareholder of the Corporation is entitled to a full vote for each full share held (and fractional votes for fractional shares). Shareholders of each series or class vote separately from other shareholders of the Corporation with respect to all matters which affect solely the interests of that series or class. After Directors have been elected by shareholders, they will continue to serve indefinitely and they may appoint their own successors, provided that always at least a majority of the Directors have been elected by the Corporation's shareholders. The voting rights of stockholders are not cumulative, so that the holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors. It is the intention of the Corporation not to hold annual meetings of shareholders. The Directors may call annual or special meetings of shareholders of the Corporation or any class of a series for action by shareholder vote as may be required by the Investment Company Act of 1940. Pursuant to an undertaking to the Securities and Exchange Commission, the Corporation will call a meeting of shareholders for any purpose, including voting to remove one or more Directors, on the written request of the holders of at least 10% of the outstanding shares of the Corporation. The Funds, under certain circumstances, will assist shareholders with communications including shareholder proposals.

        DIRECTOR AND OFFICER LIABILITY. Under the Corporation's Articles of Incorporation and the Maryland General Corporation Law, the directors, officers, employees and agents of the Corporation are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such directors, officers, employees or agents of the Corporation except as such liability may arise from their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

        The Corporation is not required to issue stock certificates. The Corporation shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders.


TAX STATUS


        Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.


        Each Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

        Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in such Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

        Distributions of tax-exempt interest ("exempt-interest dividends") timely designated as such by High Yield Tax-Free Fund will be treated as tax-exempt interest under the Code, provided that such Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of High Yield Tax-Free Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprised of its total income during the period of any particular shareholder's investment. High Yield Tax-Free Fund will report to shareholders the amount designated as exempt-interest dividends for each year.

        Interest income from certain types of tax-exempt bonds that are private activity bonds in which High Yield Tax-Free Fund may invest is treated as an item of tax preference for purposes of the Federal alternative minimum tax. To the extent that High Yield Tax-Free Fund invests in these types of tax-exempt bonds, shareholders will be required to treat as an item of tax preference for Federal alternative minimum purposes that part of such Fund's exempt-interest dividends which is derived from interest on these tax-exempt bonds. Exempt-interest dividends derived from interest income from all tax-exempt bonds may be included in corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of High Yield Tax-Free Fund.

        If Global Resources Fund or Emerging Growth Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

        Foreign exchange gains and losses realized by Emerging Growth Fund, Global Resources Fund, Government Income Fund or High Yield Bond Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

        Global Resources Fund, Emerging Growth Fund, Government Income Fund and High Yield Bond Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Resources Fund or Emerging Growth Fund may, but the other Funds probably will not satisfy this 50% requirement.

        If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in computing its taxable income.

        The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of such Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or, in the case of Global Resources Fund and Emerging Growth Fund, to undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

        Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares, except that a redemption of shares of Money Market Fund may not result in a gain or loss if the Fund always successfully maintains a constant net asset value per share, although a loss may still arise if a CDSC is paid. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed (in the case of High Yield Tax-Free Fund) to the extent of all exempt-interest dividends paid with respect to such shares and, if not thus disallowed, will (in the case of any Fund) be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

        Although its present intention is to distribute all net capital gains, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital
loss in any year.  The Funds will not   in any event distribute net long-term
capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of such Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by such Fund, and (c) be entitled to increase the adjusted tax basis for his shares in such Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


        For Federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and, as noted above, would not be distributed as such to shareholders. As of October 31, 1995, Emerging Growth Fund had capital loss carryforwards of $6,354,280, which will expire in 2003. As of October 31, 1995, Global Resources Fund had capital loss carryforwards of $421,721, of which $16,520 will expire in 2000, $90,341 will expire in 2002 and $314,860 will expire in 2003. As of December 31, 1995, High Yield Bond Fund had capital loss carryforwards of $20,325,151, of which $9,184,152 expires in 2002 and $11,140,999 expires in 2003, Yield Tax-Free Fund had capital loss carryforwards of $3,699,525, of which $2,785,979 expires in 2002 and $913,546 expires in 2003 and Government Income Fund had capital loss carryforwards of $116,730,193 of which $19,146,203 expires in 1996, $6,921,927 expires in 1997, $66,593,890 expires in 2000, $6,699,901 expires in 2001,
$15,347,195 expires in 2002 and $2,021,077 expires in 2003. All of the capital loss carryforwards expiring in 1996, 1997, 2000 and 2001, respectively, were acquired on September 15, 1995, in the merger with John Hancock Government Securities Trust. Their availability maybe limited in a given year.



        Interest on indebtedness incurred by a shareholder to purchase or carry shares of High Yield Tax-Free Fund will not be deductible for Federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Fund. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of this Fund even though the borrowed funds may not be directly traceable to the purchase of shares.


        For purposes of the dividends-received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Only Emerging Growth Fund or Global Resources Fund may sometimes have any significant portion of its distributions treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

        Each Fund that invests in certain PIKs, zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

        Investments in debt obligations that are at risk of or are in default present special tax issues for any Fund that may hold such obligations, such as High Yield Bond Fund and High Yield Tax-Free Fund. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

        Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

        Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

        Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

        The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

        Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

        Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

CALCULATION OF PERFORMANCE


        YIELD (EXCEPT FOR THE MONEY MARKET FUND). For the 30-day period ended October 31, 1995, the yields of (a) High Yield Bond Fund's Class A and Class B shares were 9.35% and 9.09%, respectively, (b) High Yield Tax-Free Fund's Class A and Class B shares were 5.78% and 5.35%, respectively and (c) Government Income Fund's Class A and Class B shares were 5.36% and 4.91%, respectively.


        Each Fund's yield (except for Money Market Fund) is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

  Yield  =  2     [ (a-b + 1 )6  -1]
                     ---
                      cd

Where:

   a =  dividends and interest earned during the period.

   b =  net expenses accrued during the period.

   c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

   d = the maximum offering price per share on the last day of the period (NAV where applicable).


        High Yield Tax-Free Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of that Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax-equivalent yields for the High Yield Tax-Free Fund's Class A and Class B Shares at the 36% federal income tax rate for the 30-day period ended October 31, 1995 were 9.03% and 8.36%, respectively.


        MONEY MARKET FUND YIELD. For the purposes of calculating yield for both classes of Money Market Fund, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

        In any case in which the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

        Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

        Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

        The yield of the Fund is not fixed or guaranteed. Yield quotations should not be considered to be representations of yield of the Fund for any period in the future. The yield of the Fund is a function of available interest rates on money market instruments, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of changes in operating expenses. The Fund's yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at interest rates different from that being earned on current portfolio instruments. Yield could also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund's current portfolio instruments.


        TOTAL RETURN. Average annual total return is determined separately for each class of shares.



        Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of the Global Resources, Government Income, High Yield Bond, High Yield Tax-Free and Emerging Growth Fund. The performance information for each Fund is stated for the fiscal year ended October 31, 1995 and for the five year period ended October 31, 1995 with respect to the Class B shares of each Fund for the one year period of Class A shares of each Fund and for the period from the commencement of operations (indicated by an asterisk), or the ten year period, of the Class A and Class B shares of each Fund to October 31, 1995.

                                         Global Resources Fund
                                         ---------------------
Class A Shares       Class A Shares       Class B Shares       Class B Shares        Class B Shares
One Year Ended        6/15/94*  to           One Year         Five Years Ended        10/31/87* to
   10/31/95             10/31/95              Ended               10/31/95              10/31/95
   --------             --------            10/31/95              --------              --------
                                            --------
  (14.84%)              (7.87%)             (15.49%)                4.43%                 7.39%


                                              Government Income Fund
                                              ----------------------

Class A Shares       Class A Shares       Class B Shares       Class B Shares        Class B Shares
One Year Ended        9/30/94*  to        One Year Ended      Five Years Ended         2/23/88* to
   10/31/95             10/31/95            10/31/95              10/31/95              10/31/95
   --------             --------            --------              --------              --------
   10.13%                8.15%                9.47%                 7.64%                 7.27%





                                          High Yield Bond Fund
                                          --------------------
Class A Shares       Class A Shares       Class B Shares       Class B Shares        Class B Shares
One Year Ended        6/30/93* to         One Year Ended      Five Years Ended        10/26/87* to
   10/31/95             10/31/95             10/31/95             10/31/95              10/31/95
   --------             --------             --------             --------              --------
    3.85%                 3.54%                2.94%               13.95%                 8.13%

                                           High Yield Tax-Free Fund
                                           ------------------------
Class A Shares       Class A Shares       Class B Shares       Class B Shares        Class B Shares
One Year Ended        12/31/93*  to       One Year Ended      Five Years Ended         8/29/86* to
   10/31/95             10/31/95             10/31/95             10/31/95              10/31/95
   --------             --------             --------             --------              --------
    9.61%                 2.39%                8.96%                7.72%                 6.71%

                                               Emerging Growth Fund
                                               --------------------

Class A Shares       Class A Shares       Class B Shares       Class B Shares        Class B Shares
One Year Ended        8/22/91* to         One Year Ended      Five Years Ended        10/26/87* to
   10/31/95            10/31/95              10/31/95             10/31/95              10/31/95
   --------            --------              --------             --------              --------
   27.84%                16.53%               28.60%                25.69%                21.43%

*  Commencement of operations.



        TOTAL RETURN. Each Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


                        P(1+T)n  =  ERV


        P  =  a hypothetical initial payment of $1,000.

        T  =  average annual total return.

        n  =  number of years.


      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

        In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price or net asset value at the end of the period.

        The total return in the case of Class B shares of each Fund is calculated by determining the net asset value of all shares held at the end of the period for each share held from the beginning of the period (assuming reinvestment of all dividends and distributions at net asset value during the period and the deduction of any applicable contingent deferred sales charge as if the shares were redeemed at the end of the period), subtracting the maximum offering price per share (net asset value per share) at the beginning of such period and then dividing the result by the maximum offering price per share (net asset value per share) at the beginning of the same period. Total return for Class A shares of each of Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund and High Yield Tax-Free Fund is calculated in the same manner except the maximum offering price reflects the deduction of the maximum initial sales charge and the redemption value is at net asset value.

        In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. A Fund's "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the stated period by the maximum offering price or net asset value at the end of the period. Excluding a Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

        From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

        Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

        The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

        Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser and officers of the Corporation pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Directors who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

        Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

        Purchase of securities for Government Income Fund, High Yield Bond Fund and High Yield Tax-Free Fund are normally principal transactions made directly from the issuer or from an underwriter or market maker for which no brokerage commissions are usually paid. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases and sales from dealers serving as market makers will usually include a mark up or mark down. Purchases and sales of options and futures will be effected through brokers who charge a commission for their services and are reflected in amounts for Government Income Fund and High Yield Bond Fund below.

        To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, their policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Directors.


        Brokerage commissions of those Funds which pay such commissions for their respective reporting periods, as follows, amounted to:

        EMERGING GROWTH FUND - (a) $263,019 for the fiscal year ended October 31, 1995; (b) $318,023 for the fiscal year ended October 31, 1994; and (c) $330,454 for the fiscal year ended October 31, 1993.

        GLOBAL RESOURCES FUND - (a) $214,507 for the fiscal year ended October 31, 1995; (b) $148,469 for the fiscal year ended October 31, 1994;
        and (c) $54,463 for the fiscal year ended October 31, 1993.

        GOVERNMENT INCOME FUND - (a) $15,814 for the fiscal year ended October 31, 1995; (b) $96,931 for the fiscal year ended October 31, 1994;
        and (c) $254,859 for the fiscal year ended October 31, 1993.

        HIGH YIELD BOND FUND - (a) $40,228 for the fiscal year ended October 31, 1995; (b) $2,320 for the fiscal year ended October 31, 1994; and (c) $13,320 for the fiscal year ended October 31, 1993.

        HIGH YIELD TAX FREE FUND - (a) $6,650 for the fiscal year ended October 31, 1995, no commissions were paid for 1994 and 1993.



        As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Directors that the price is reasonable in light of the services provided and to policies that the Directors may adopt from time to time. During the fiscal year ended October 31, 1995, John Hancock Emerging Growth Fund directed commissions in the amount of $10,036 and John Hancock Global Resources Fund directed commissions in the amount of $4,542 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.



        The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated ("Tucker Anthony") John Hancock Distributors, Inc. ("John Hancock Distributors") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or John Hancock Distributors. During the year ended October 31, 1995, the Fund did not execute any portfolio transactions with then affiliated brokers.


        Any of the Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Directors pursuant to the 1940 Act.  Commissions paid to an Affiliated
Broker must be at least as favorable as those   which the Directors believe to
be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to a Fund as determined by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not effect principal transactions with Affiliated Brokers. The Funds may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony and Sutro are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Directors.


        Brokerage or other transactions costs of a Fund are generally commensurate with the rate of portfolio activity. The portfolio turnover rates for each of the following Funds for (a) the fiscal year ended October 31, 1995 and (b) the fiscal year ended October 31, 1994 were:

        EMERGING GROWTH FUND - (a) 23% and (b) 25%.

        GLOBAL RESOURCES FUND - (a) 101% and (b) 96%.

        GOVERNMENT INCOME FUND - (a) 102% and (b) 92%.

        HIGH YIELD BOND FUND - (a) 98% and (b) 153%*.

        HIGH YIELD TAX-FREE FUND - (a) 64% and (b) 62%.

* Higher turnover rates were due to volatile market conditions.



TRANSFER AGENT SERVICES


        John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Emerging Growth Fund and Global Resources Fund pay Investor Services monthly a transfer agent fee equal to $16 per account for the Class A Shares and $18.50 per account for the Class B shares on an annual basis, plus out-of-pocket expenses. Government Income Fund and High Yield Bond Fund pay Investor Services monthly a transfer agent fee equal to $20 per account for the Class A shares and $22.50 per account for the Class B shares on an annual basis, plus out-of-pocket expenses. High Yield Tax-Free Fund pays Investor Services monthly a transfer agent fee of $19 per account for the Class A shares and $21.50 per account for the Class B shares on an annual basis, plus out-of-pocket expenses. Money Market Fund pays Investor Services monthly a transfer agent fee of $25 per account for the Class A shares and $27 per account for the Class B shares on an annual basis, plus out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.




CUSTODY OF PORTFOLIO

        Portfolio securities of Money Market Fund are held pursuant to a custodian agreement between the Corporation and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Portfolio securities of the Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund and High Yield Tax-Free Fund are held pursuant to a custodian agreement between the Corporation and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts. Under the custodian agreements, the custodians perform custody, portfolio and fund accounting services.



INDEPENDENT AUDITORS

        The independent auditors of the Funds are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Funds' annual financial statements and review the Funds' annual income tax returns. The financial statements of the Funds included in the Prospectuses and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A

                    CORPORATE AND TAX-EXEMPT BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S)

        Aaa, Aa, A AND Baa - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds."
The foregoing ratings for tax-exempt bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such conditional ratings denote the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered a medium grade obligations; i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP ("S&P")

        AAA, AA, A AND BBB - Bonds rated AAA bear the highest rating assigned to debt obligations, which indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

FITCH INVESTORS SERVICE ("FITCH")

        AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

                           TAX-EXEMPT NOTE RATINGS

        MOODY'S - MIG-1 AND MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

        S&P - SP-1 AND SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

        FITCH - FIN-1 AND FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

              CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

        MOODY'S - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

        S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

        FITCH - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

        OTHER CONSIDERATIONS - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

                      FINANCIAL STATEMENTS
                      --------------------

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AS OF THAT DATE.

Statement of Assets and Liabilities
October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ASSETS:
  Investments, in money market instruments, at value - Note C:
   Commercial paper (cost - $46,988,126) .......................     $46,988,126
   Negotiable bank certificates of deposit
     (cost - $3,000,000) .......................................       3,000,000
   Corporate interest-bearing obligations
     (cost - $14,107,087) ......................................      14,107,087
   U.S. government obligations (cost - $10,000,000) ............      10,000,000
   Joint repurchase agreement (cost - $653,000) ................         653,000
                                                                     -----------
                                                                      74,748,213
  Cash .........................................................         590,823
  Interest receivable ..........................................         397,572
  Miscellaneous assets .........................................           4,721
  Prepaid expenses .............................................         125,479
                                                                     -----------
                    Total Assets ...............................      75,866,808
                    ------------------------------------------------------------
LIABILITIES:
  Payable for fund shares repurchased ..........................         550,000
  Dividend payable .............................................           8,764
  Payable to John Hancock Advisers, Inc. and
     affiliates - Note B .......................................          36,704
  Accounts payable and accrued expenses ........................          16,333
                                                                     -----------
                    Total Liabilities ..........................         611,801
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..............................................      75,255,007
                                                                     -----------
                    Net Assets .................................     $75,255,007
                    ============================================================

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 3,500,000,000 shares
  authorized with $0.01 per share par value)
  Class A** - $20,942,062/20,942,062 ...........................     $      1.00
  ==============================================================================
  Class B - $54,312,945/54,312,945 .............................     $      1.00
  ==============================================================================

** Class A shares commenced operations on September 12, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT INCOME:
  Interest ..................................................         $3,223,760
                                                                      ----------
  Expenses:
   Distribution/service fee - Note B
     Class A ** .............................................              2,145
     Class B ................................................            516,163
   Investment management fee - Note B .......................            271,782
   Transfer agent fee - Note B ..............................             95,135
   Custodian fee ............................................             45,512
   Registration and filing fees .............................             44,811
   Auditing fee .............................................             23,210
   Printing .................................................             12,729
   Trustees' fees ...........................................             10,078
   Shareholder service fee ..................................              7,461
   Advisory board fee .......................................              4,250
   Legal fees ...............................................              3,262
   Miscellaneous ............................................              3,121
                                                                      ----------
                    Total Expenses ..........................          1,039,659
                    ------------------------------------------------------------
                    Net Investment Income ...................          2,184,101
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............         $2,184,101
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                      YEAR ENDED OCTOBER 31,
                                                                 --------------------------------
                                                                     1995                 1994
                                                                 ------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income .....................................    $  2,184,101        $    842,207
                                                                 ------------        ------------
  Distributions to Shareholders:
  Dividends from net investment income
   Class A** - ($0.0066 and none per share, respectively) ...         (71,384)               --
   Class B - ($0.0401 and $0.0180 per share, respectively) ..      (2,112,717)           (842,207)
                                                                 ------------        ------------
     Total Distributions to Shareholders ....................      (2,184,101)           (842,207)
                                                                 ------------        ------------
FROM FUND SHARE TRANSACTIONS-- NET* .........................      16,889,418          26,819,423
                                                                 ------------        ------------
NET ASSETS:
  Beginning of year .........................................      58,365,589          31,546,166
                                                                 ------------        ------------
  End of year ...............................................    $ 75,255,007        $ 58,365,589
                                                                 ============        ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                            YEAR ENDED OCTOBER 31,
                                                                       -------------------------------
                                                                            1995              1994
                                                                       -------------     -------------
CLASS A **
  Shares sold.......................................................   $  47,205,231             --
  Shares issued to shareholders in reinvestment of distributions....          55,602             --
                                                                       -------------     -------------
                                                                          47,260,833             --
  Less shares repurchased...........................................     (26,318,771)            --
                                                                       -------------     -------------
  Net increase......................................................      20,942,062             --
                                                                       =============     =============
CLASS B
  Shares sold.......................................................     223,741,024      $237,416,247
  Shares issued to shareholders in reinvestment of distributions....       1,684,942           683,416
                                                                       -------------     -------------
                                                                         225,425,966       238,099,663
  Less shares repurchased...........................................    (229,478,610)     (211,280,240)
                                                                       -------------     -------------
  Net increase (decrease)...........................................   $  (4,052,644)      $26,819,423
                                                                       =============     =============

** Class A shares commenced operations on September 12, 1995.

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, DISTRIBUTIONS PAID TO SHAREHOLDERS AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                        FOR THE PERIOD
                                                                      SEPTEMBER 12, 1995
                                                                       (COMMENCEMENT OF
                                                                        OPERATIONS) TO
                                                                       OCTOBER 31, 1995
                                                                      ------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.............................         $   1.00
                                                                            --------
  Net Investment Income............................................             0.01
                                                                            --------
  Less Distributions:
  Dividends from Net Investment Income.............................            (0.01)
                                                                            --------
  Net Asset Value, End of Period...................................         $   1.00
                                                                            ========
  Total Investment Return at Net Asset Value (d)...................             0.64%(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)........................         $ 20,942
  Ratio of Expenses to Average Net Assets..........................             1.07%(*)
  Ratio of Net Investment Income to Average Net Assets.............             4.94%(*)

                                                                                   YEAR ENDED OCTOBER 31,
                                                                     --------------------------------------------------
                                                                     1995(b)     1994       1993        1992     1991
                                                                     -------    -------    -------    -------   -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ............................  $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                                                                     -------    -------    -------    -------   -------
  Net Investment Income ...........................................     0.04       0.02       0.01       0.02      0.05
                                                                     -------    -------    -------    -------   -------
  Less Distributions:
  Dividends from Net Investment Income ............................    (0.04)     (0.02)     (0.01)     (0.02)    (0.05)
                                                                     -------    -------    -------    -------   -------
  Net Asset Value, End of Period ..................................  $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                                                                     =======    =======    =======    =======   =======
  Total Investment Return at Net Asset Value (d) ..................     4.07%      1.87%      0.85%      1.73%     4.61%
  Total Adjusted Investment Return at Net Asset Value (a) (c) .....     --         --         --         --        4.49%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .......................  $54,313    $58,366    $31,546    $31,480   $20,763
  Ratio of Expenses to Average Net Assets .........................     1.92%      2.06%      2.44%      2.47%     2.11%
  Ratio of Adjusted Expenses to Average Net Assets (a) ............     --         --         --         --        2.23%(a)
  Ratio of Net Investment Income to Average Net Assets ............     3.96%      1.97%      0.85%      1.69%     4.57%
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)     --         --         --         --        4.45%(a)

  * On an annualized basis
(a) On an unreimbursed basis without expense reduction.
(b) On December 22, 1994 John Hancock Advisers, Inc. became the Investment Adviser of the Fund.
(c) An estimated total return calculation takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY MONEY MARKET FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FIVE TYPES OF SHORT-TERM INVESTMENTS. MOST CATEGORIES OF SHORT-TERM INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)      VALUE
-------------------                              --------  ----------  ---------      -----
COMMERCIAL PAPER
AUTOMOTIVE (2.92%)
  Ford Motor Credit Co.,
   11-03-95 .........................             5.730%     Tier 1      $1,000    $  999,682
  General Motors Acceptance Corp.,
   11-03-95 .........................             5.800      Tier 1       1,200     1,199,613
                                                                                   ----------
                                                                                    2,199,295
                                                                                   ----------
BANKING - FOREIGN (2.64%)
  Swedish Export Credit Corp.,
   12-05-95 .........................             5.750      Tier 1       2,000     1,989,139
                                                                                   ----------
BROKER SERVICES (11.92%)
  Bear Stearns Cos., Inc.,
   11-02-95 .........................             5.760      Tier 1         400       399,936
  Bear Stearns Cos., Inc.,
   11-22-95 .........................             5.750      Tier 1       1,700     1,694,298
  Goldman Sachs Group, L.P.,
   11-02-95 .........................             5.720      Tier 1       2,000     1,999,682
  Goldman Sachs Group, L.P.,
   11-20-95 .........................             5.730      Tier 1       1,300     1,296,069
  Merrill Lynch & Co., Inc.,
   11-06-95 .........................             5.730      Tier 1         800       799,363
  Merrill Lynch & Co., Inc.,
   11-15-95 .........................             5.750      Tier 1         485       483,916
  Merrill Lynch & Co., Inc.,
   11-20-95 .........................             5.750      Tier 1       2,300     2,293,020
                                                                                   ----------
                                                                                    8,966,284
                                                                                   ----------
BUILDING SUPPLIES (0.66%)
  Halifax Building Society,
   11-06-95 .........................             5.750      Tier 1         500       499,601
                                                                                   ----------
FINANCE (8.58%)
  American Honda Finance Corp.,
   11-01-95 .........................             5.800      Tier 1         900       900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)     VALUE
-------------------                              --------  ----------  ---------     -----
FINANCE (CONTINUED)
  American Honda Finance Corp.,
   11-06-95 .............................         5.800%      Tier 1    $  700    $  699,436
  American Honda Finance Corp.,
   11-15-95 .............................         5.800       Tier 1     1,300     1,297,068
  American Honda Finance Corp.,
   12-08-95 .............................         5.780       Tier 1     1,600     1,590,495
  General Electric Capital Corp.,
   11-14-95 .............................         5.730       Tier 1     1,500     1,496,896
  International Business Machines,
   11-13-95 .............................         5.730       Tier 1       470       469,102
                                                                                  ----------
                                                                                   6,452,997
                                                                                  ----------
MORTGAGE BANKING (5.57%)
  Countrywide Funding Corp.,
   11-01-95 .............................         5.770       Tier 1     1,000     1,000,000
  Countrywide Funding Corp.,
   11-10-95 .............................         5.780       Tier 1     1,300     1,298,122
  Countrywide Funding Corp.,
   11-17-95 .............................         5.800       Tier 1     1,900     1,895,102
                                                                                  ----------
                                                                                   4,193,224
                                                                                  ----------
RETAIL STORES (11.54%)
  Melville Corp.,
   11-13-95 .............................         5.740       Tier 1     3,000     2,994,260
  Melville Corp.,
   11-13-95 .............................         5.750       Tier 1       500       499,042
  Melville Corp.,
   11-16-95 .............................         5.770       Tier 1       700       698,317
  Sears Roebuck Acceptance Corp.,
   11-06-95 .............................         5.760       Tier 1     1,200     1,199,040
  Sears Roebuck Acceptance Corp.,
   11-10-95 .............................         5.750       Tier 1     2,700     2,696,119
  Sears Roebuck Acceptance Corp.,
   12-06-95 .............................         5.750       Tier 1       600       596,646
                                                                                  ----------
                                                                                   8,683,424
                                                                                  ----------
UTILITIES - ELECTRIC (10.61%)
  Pacific Gas and Electric Co.,
   11-07-95 .............................         5.720       Tier 1       500       499,523
  Pennsylvania Power & Light Co.,
   11-07-95 .............................         5.850       Tier 1     1,000       999,025
  Pennsylvania Power & Light Co.,
   11-08-95 .............................         5.850       Tier 1     2,000     1,997,725
  Public Service Electric and Gas Co.,
   11-09-95 .............................         5.770       Tier 1     2,200     2,197,179

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)       VALUE
-------------------                              --------  ----------  ---------       -----
UTILITIES - ELECTRIC (CONTINUED)
  Public Service Electric and Gas Co.,
   11-15-95..............................         5.750%      Tier 1    $ 1,400     $ 1,396,870
  Public Service Electric and Gas Co.,
   11-28-95..............................         5.760       Tier 1        900         896,112
                                                                                    -----------
                                                                                      7,986,434
                                                                                    -----------
UTILITIES - TELEPHONE (8.00%)
  American Telephone & Telegraph Co.,
   11-01-95..............................         5.860       Tier 1        220         220,000
  American Telephone & Telegraph Co.,
   11-13-95..............................         5.720       Tier 1      3,000       2,994,280
  GTE Northwest Inc.,
   11-15-95..............................         5.720       Tier 1      1,010       1,007,753
  GTE Northwest Inc.,
   11-16-95..............................         5.740       Tier 1      1,800       1,795,695
                                                                                    -----------
                                                                                      6,017,728
                                                                                    -----------
                                              TOTAL COMMERCIAL PAPER
                                                  (Cost $46,988,126)     (62.44%)    46,988,126
                                                                        -------     -----------


NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
BANKING (3.98%)
  Morgan Guaranty Trust Co., NY
   10-30-96..............................         6.000       Tier 1      3,000       3,000,000
                                                                                    -----------
                                               TOTAL NEGOTIABLE BANK
                                             CERTIFICATES OF DEPOSIT
                                                   (Cost $3,000,000)      (3.98%)     3,000,000
                                                                        -------     -----------
CORPORATE INTEREST BEARING OBLIGATIONS
AUTOMOTIVE (2.95%)
  General Motors Acceptance Corp.,
   04-04-96..............................         8.800       Tier 1      1,200       1,212,102
  General Motors Acceptance Corp.,
   04-10-96..............................         8.700       Tier 1      1,000       1,010,235
                                                                                    -----------
                                                                                      2,222,337
                                                                                    -----------
BANKING (6.84%)
  NationsBank of Texas,
   08-28-96..............................         6.150       Tier 1      2,300       2,300,000
  NBD Bancorp, Inc.,
   06-03-96..............................         6.125       Tier 1        250         250,115
  PNC Bank NA,
   09-18-96..............................         5.650       Tier 1      2,600       2,595,663
                                                                                    -----------
                                                                                      5,145,778
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)       VALUE
-------------------                              --------  ----------  ---------       -----
CHEMICAL (2.67%)
  duPont (E.I.) de Nemours & Co.,
   12-15-95....................................    8.480%     Tier 1    $ 2,000     $ 2,005,493
                                                                                    -----------
DIVERSIFIED (1.34%)
  General Electric Co.,
   05-01-96....................................    7.875      Tier 1      1,000       1,009,754
                                                                                    -----------
FINANCE (4.95%)
  Associates Corp. of North America,
   03-01-96....................................    8.800      Tier 1      2,700       2,724,233
  General Electric Capital Corp.,
   11-15-95....................................    5.250      Tier 1      1,000         999,492
                                                                                    -----------
                                                                                      3,723,725
                                                                                    -----------
                                            TOTAL CORPORATE INTEREST
                                                 BEARING OBLIGATIONS
                                                  (Cost $14,107,087)     (18.75%)    14,107,087
                                                                        -------     -----------
U. S. GOVERNMENT OBLIGATIONS
GOVERNMENTAL - U. S. AGENCIES (13.29%)
  Federal Farm Credit Bank,
   11-01-95....................................    5.730      Tier 1     10,000      10,000,000
                                                                                    -----------
                                  TOTAL U. S. GOVERNMENT OBLIGATIONS
                                                  (Cost $10,000,000)     (13.29%)    10,000,000
                                                                        -------     -----------
JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets -
   Dated 10-31-95, Due 11-01-95 (secured
   by U.S. Treasury Bond, 8.750%
   Due 05-15-17, and by U.S. Treasury
   Note, 5.750% Due 09-30-97) Note A...........    5.890                    653         653,000
                                                                                    -----------
                                    TOTAL JOINT REPURCHASE AGREEMENT
                                                     (Cost $653,000)      (0.87%)       653,000
                                                                        -------     -----------
                                                   TOTAL INVESTMENTS     (99.33%)   $74,748,213
                                                                        =======     ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the U.S. Securities and Exchange Commission, owned by the Fund. The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (Corporation) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Money Market Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund and John Hancock Government Income Fund (collectively, the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock. Prior to September 12, 1995, the Fund was known as John Hancock Money Market Fund B.

     The Board of Directors have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class S shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan have exclusive voting rights to such distribution plan. No Class S shares had been issued as of October 31, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors have determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to Federal income tax on taxable earnings which are distributed to shareholders.

DIVIDENDS The Fund records all distributions to shareholders from net investment income on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND


to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND TRANSACTIONS WITH AFFILIATES AND OTHERS

On December 22, 1994, the Adviser became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.425% of the next $250,000,000 and (c) 0.375% of the Fund's average daily net asset value in excess of $750,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $221,171 and $50,611, respectively, resulting in a total fee of $271,782.

     TFMC, for its respective period, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31,1995, contingent deferred sales charges amounted to $969,561.

     In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B average daily net assets. As of October 27, 1995, the Fund has temporarily limited the distribution and service fees attributable to Class B shares to 0.90% of average daily net assets. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

     The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND


Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

     A partner with Baker & Botts was an officer of the Trust until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $688.

     Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books in other assets. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, including discount earned on investment securities, other than obligations of the U.S. government and its agencies, for the period ended October 31, 1995 aggregated $2,620,334,872 and $2,536,962,220, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies for the period ended October 31, 1995, aggregated $80,835,727 and $90,184,471, respectively. The cost of investments owned at October 31, 1995 for Federal income tax purposes was $74,748,213.

NOTE D --
PLAN OF REORGANIZATION

On November 15, 1995, the shareholders of John Hancock Cash Management Fund ("CMF") approved a plan of reorganization between CMF and the Fund providing for the transfer of substantially all of the assets and liabilities of CMF to the Fund in exchange solely for Class A shares of the Fund to be distributed to CMF's Class A shareholders, receptively.

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Money Market Fund (the "Fund"), (formerly the Transamerica Money Market Fund B), one of the portfolios constituting John Hancock Series, Inc. (formerly Transamerica Series, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Money Market Fund portfolio of John Hancock Series, Inc., at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 15, 1995



TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended October 31, 1995. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1995 dividends qualify for the dividends received deduction available to corporations.

     Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for calendar year 1995.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks and warrants (cost - $315,147,300) ..........    $ 560,712,711
   Joint repurchase agreement (cost - $13,738,000) ...........       13,738,000
   Corporate savings account .................................          477,189
                                                                  -------------
                                                                    574,927,900
  Receivable for shares sold .................................        1,051,401
  Receivable for investments sold ............................        1,112,500
  Dividends receivable .......................................          153,011
  Interest receivable ........................................            2,372
  Other assets ...............................................           40,603
                                                                  -------------
                    Total Assets .............................      577,287,787
                    -----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................          111,403
  Payable for investments purchased ..........................        3,706,000
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ......................................          386,877

  Accounts payable and accrued expenses ......................          124,750
                                                                  -------------
                    Total Liabilities ........................        4,329,030
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ............................................      333,863,246
  Accumulated net realized loss on investments ...............       (6,469,900)
  Net unrealized appreciation of investments .................      245,565,411
                                                                  -------------
                    Net Assets ...............................    $ 572,958,757
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net assets and shares of beneficial
  interest outstanding - 125,000,000 shares
  authorized with $.01 per share par value, respectively)
  Class A - $179,481,007/4,973,680 ...........................    $       36.09
  =============================================================================
  Class B - $393,477,750/11,309,413 ..........................    $       34.79
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($36.09 x 105.26%) ...............................    $       37.99
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS YEAR ENDED
October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ..............................................        $   2,174,731
  Interest ...............................................              403,533
                                                                  -------------
                                                                      2,578,264
                                                                  -------------
  Expenses:
   Investment management fee - Note B ....................            3,474,999
   Distribution/service fee - Note B
     Class A .............................................              357,908
     Class B .............................................            3,140,608
   Transfer agent fee ....................................            1,140,068
   Registration and filing fees ..........................              155,596
   Custodian fee .........................................              153,848
   Printing ..............................................               98,467
   Auditing fee ..........................................               63,340
   Trustees' fees ........................................               49,191
   Legal fees ............................................               38,145
   Advisory board fee ....................................               34,540
   Miscellaneous .........................................               28,284
                                                                  -------------
                    Total Expenses .......................            8,734,994
                    -----------------------------------------------------------
                    Net Investment Loss ..................           (6,156,730)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold ..................           10,693,222
  Change in net unrealized appreciation/depreciation
    of investments .......................................          134,216,496
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments ..................          144,909,718
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ............        $ 138,752,988
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED OCTOBER 31,
                                                                                             --------------------------------------
                                                                                                  1995                     1994
                                                                                             -------------            -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ............................................................           $  (6,156,730)           $  (4,439,725)
  Net realized gain (loss) on investments sold ...................................              10,693,222               (8,817,307)
  Change in net unrealized appreciation/depreciation of investments ..............             134,216,496               27,047,214
                                                                                             -------------            -------------
   Net Increase in Net Assets Resulting from Operations ..........................             138,752,988               13,790,182
                                                                                             -------------            -------------
FROM FUND SHARE TRANSACTIONS -- NET* .............................................              19,718,122               99,950,356
                                                                                             -------------            -------------
NET ASSETS:
  Beginning of period ............................................................             414,487,647              300,747,109
                                                                                             -------------            -------------
  End of period ..................................................................           $ 572,958,757            $ 414,487,647
                                                                                             =============            =============


* Analysis of Fund Share Transactions:

                                                                               YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------------
                                                                   1995                                        1994
                                                    -----------------------------------         -----------------------------------
CLASS A                                                 SHARES                AMOUNT                SHARES                AMOUNT
                                                    -------------         -------------         -------------         -------------
  Shares sold ..............................            5,389,301         $ 177,314,439             4,169,752         $ 107,936,683
  Less shares repurchased ..................           (5,302,592)         (171,990,271)           (2,421,719)          (62,106,008)
                                                    -------------         -------------         -------------         -------------
  Net increase .............................               86,709         $   5,324,168             1,748,033         $  45,830,675
                                                    =============         =============         =============         =============
CLASS B
  Shares sold ..............................            7,378,294         $ 212,291,363            10,731,824         $ 265,135,236
  Less shares repurchased ..................           (6,952,481)         (197,897,409)           (8,513,937)         (211,015,555)
                                                    -------------         -------------         -------------         -------------
  Net increase .............................              425,813         $  14,393,954             2,217,887         $  54,119,681
                                                    =============         =============         =============         =============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                                    FOR THE PERIOD
                                                                                                                    AUGUST 22, 1991
                                                                                                                    (COMMENCEMENT
                                                                             YEAR ENDED OCTOBER 31,                 OF OPERATIONS)
                                                           -------------------------------------------------------   OCTOBER 31,
                                                              1995(b)        1994           1993          1992          1991
                                                           -----------    -----------    -----------   -----------   -----------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..................  $     26.82    $     25.89    $     20.60   $     19.26   $     18.12
                                                           -----------    -----------    -----------   -----------   -----------
  Net Investment Loss (a) ...............................        (0.25)         (0.18)         (0.16)        (0.20)        (0.03)
  Net Realized and Unrealized Gain on Investments .......         9.52           1.11           5.45          1.60          1.17
                                                           -----------    -----------    -----------   -----------   -----------
   Total from Investment Operations .....................         9.27           0.93           5.29          1.40          1.14
                                                           -----------    -----------    -----------   -----------   -----------
  Less Distributions
  Distributions from Net Realized Gain on
    Investments Sold ....................................         --             --             --           (0.06)         --
                                                           -----------    -----------    -----------   -----------   -----------
  Net Asset Value, End of Period ........................  $     36.09    $     26.82    $     25.89   $     20.60   $     19.26
                                                           ===========    ===========    ===========   ===========   ===========
  Total Investment Return at Net Asset Value (c) ........        34.56%          3.59%         25.68%         7.32%         6.29%(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's Omitted) .............  $   179,481    $   131,053    $    81,263   $    46,137   $    38,859
  Ratio of Expenses to Average Net Assets ...............         1.38%          1.44%          1.40%         1.67%         0.33%*
  Ratio of Net Investment Loss to Average Net Assets ....        (0.83)%        (0.71)%        (0.70)%       (1.03)%       (0.15)%*
  Portfolio Turnover Rate ...............................           23%            25%            29%           48%           66%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: INCOME, EXPENSES, DISTRIBUTIONS AND GAINS (LOSSES) OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------------------
                                                              1995(b)         1994           1993           1992          1991
                                                            -----------    -----------    -----------    -----------   -----------
CLASS B

PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...................  $     26.04    $     25.33    $     20.34    $     19.22   $     11.06
                                                            -----------    -----------    -----------    -----------   -----------

  Net Investment Loss (a) ................................        (0.45)         (0.36)         (0.36)         (0.38)        (0.30)
  Net Realized and Unrealized Gain on Investments ........         9.20           1.07           5.35           1.56          8.46
                                                            -----------    -----------    -----------    -----------   -----------
   Total from Investment Operations ......................         8.75           0.71           4.99           1.18          8.16
                                                            -----------    -----------    -----------    -----------   -----------
  Less Distributions
  Distributions from Net Realized Gain on Investments Sold         --             --             --            (0.06)         --
                                                            -----------    -----------    -----------    -----------   -----------
  Net Asset Value, End of Period .........................  $     34.79    $     26.04    $     25.33    $     20.34   $     19.22
                                                            ===========    ===========    ===========    ===========   ===========
  Total Investment Return at Net Asset Value (c) .........        33.60%          2.80%         24.53%          6.19%        73.78%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's Omitted) ..............  $   393,478    $   283,435    $   219,484    $    86,923   $    52,743
  Ratio of Expenses to Average Net Assets ................         2.11%          2.19%          2.28%          2.64%         2.85%
  Ratio of Net Investment Loss to Average Net Assets .....        (1.55)%        (1.46)%        (1.58)%        (1.99)%       (1.83)%
  Portfolio Turnover Rate ................................           23%            25%            29%            48%           66%

*   On an annualized basis.
(a) On average month end shares outstanding.
(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(d) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE EMERGING GROWTH FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:COMMON STOCKS AND WARRANTS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
COMMON STOCKS
ADVERTISING (0.32%)
  Catalina Marketing Corp.** ................           27,000        $1,363,500
  Katz Media Group ** .......................           25,000*          450,000
                                                                      ----------
                                                                       1,813,500
                                                                      ----------
AUTOMOBILE/TRUCK (0.73%)
  APS Holding Corp. (Class A) ** ............           10,000           205,000
  Copart, Inc. ** ...........................           50,000         1,137,500
  Detroit Diesel Corp. ** ...................           20,000           355,000
  Discount Auto Parts, Inc. ** ..............           30,000           802,500
  Edelbrock Corp. ** ........................           10,000           152,500
  Pep Boys - Manny, Moe & Jack ..............           20,000           437,500
  Rollins Truck Leasing Corp. ...............           22,500           216,562
  Stewart & Stevenson Services, Inc. ........           15,000           341,250
  Thompson PBE, Inc. ** .....................           30,000*          547,500
                                                                      ----------
                                                                       4,195,312
                                                                      ----------
BANKS (0.03%)
  Hibernia Corp. (Class A) ** ...............           15,000           148,125
                                                                      ----------
BEVERAGES (0.06%)
  Pepsi-Cola Puerto Rico
    Bottling Co. (Class B) ..................           25,000*          340,625
                                                                      ----------
BROADCASTING (1.28%)
  American Radio Systems Corp. ** ...........            1,300*           29,250
  Clear Channel Communications, Inc. ** .....           30,075         2,466,150
  E-Z Communications, Inc. (Class A) ** .....           10,000           162,500
  Gaylord Entertainment Co. (Class A) .......           27,300           702,975
  Heftel Broadcasting Corp. (Class A) ** ....          125,000         2,281,250
  Lodgenet Entertainment Corp. ** ...........            5,000            57,500
  SFX Broadcasting, Inc. (Class A) ** .......           40,000         1,080,000
  United International
    Holdings, Inc. (Class A)** ..............            6,400           100,800
  Westcott Communications, Inc. ** ..........           20,000*          275,000
  Young Broadcasting Corp. (Class A) ** .....            5,100*          155,550
                                                                      ----------
                                                                       7,310,975
                                                                      ----------
BUILDING PRODUCTS (0.06%)
  NCI Building Systems, Inc. **  ............           15,000           348,750
                                                                      ----------
CHEMICAL (0.22%)
  Arcadian Corp. ** .........................           50,000*        1,031,250
  Mallinckrodt Group, Inc. ..................            6,000           208,500
                                                                      ----------
                                                                       1,239,750
                                                                      ----------
COMPUTERS (24.71%)
  Adaptec, Inc. ** ..........................          110,000        $4,895,000
  Adobe Systems, Inc. .......................           70,000         3,990,000
  Alantec Corp. ** ..........................            7,500           268,125
  American Business Information, Inc. ** ....            7,500           131,250
  Applied Voice Technology, Inc. ** .........           35,000*          406,875
  Applix, Inc. ** ...........................            8,000*          222,000
  ArcSys, Inc. ** ...........................            2,500*          105,000
  Aspen Technology, Inc. ** .................            5,000           137,500
  Astea International, Inc. ** ..............           10,000*          180,000
  Auspex Systems, Inc.** ....................            5,000            70,625
  Autodesk, Inc. ............................           29,000           986,000
  Bann Co., N.V. ** .........................           10,000*          425,000
  Banyan Systems, Inc.** ....................           25,000           195,312
  Bay Networks, Inc. ** .....................           50,000         3,312,500
  BDM International, Inc. ** ................           10,000*          250,000
  Bell & Howell Holdings Co. **  ............           25,000*          625,000
  BISYS Group, Inc. (The)** .................           41,835*        1,171,380
  BMC Software, Inc.** ......................           34,000         1,211,250
  Broderbund Software, Inc. ** ..............           19,000         1,318,125
  Cabletron Systems, Inc.** .................           22,500         1,769,062
  Cadence Design Systems, Inc.** ............          112,544         3,629,528
  C*ATS Software, Inc. ** ...................            4,000*           29,500
  Cerner Corp. ** ...........................           40,000         1,060,000
  CFI ProServices, Inc. ** ..................           35,000           476,875
  Cheyenne Software, Inc.** .................           22,000           459,250
  Computer Management Sciences, Inc. ** .....           10,000*          205,000
  Computron Software, Inc. ** ...............            7,500*          127,500
  Compuware Corp. ** ........................           26,600           605,150
  Computervision Corp. ** ...................          100,000*        1,175,000
  Concentra Corp. ** ........................           10,000*           95,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
COMPUTERS (continued)
Conner Peripherals, Inc. ** ...................          25,000*     $   450,000
Continuum, Inc. ** ............................          75,000        2,953,125
Cornerstone Imaging, Inc. ** ..................           7,000          157,500
Cybex Computer Products Corp. ** ..............          11,500*         235,750
Datalogix International, Inc. ** ..............          10,000*         100,000
Datastream Systems, Inc. ** ...................          20,000*         445,000
Dataware Technologies, Inc. ** ................           3,000           30,750
Dell Computer Corp. ** ........................         140,000        6,527,500
Dendrite International, Inc. ** ...............          10,000*         173,750
Diamond Multimedia Systems, Inc. ** ...........          20,000*         590,000
Digital Biometrics, Inc. ** ...................          11,000           68,750
Discreet Logic, Inc. ** .......................          10,000*         570,000
DST Systems, Inc. ** ..........................         130,000*       2,730,000
Electroglas, Inc. ** ..........................         106,000        7,446,500
Electronic Arts, Inc. ** ......................           5,000          183,125
EPIC Design Technology, Inc. ** ...............             500           23,000
Expert Software, Inc. ** ......................           8,000*         166,000
FileNet Corp. ** ..............................           7,000          317,625
Firefox Communications, Inc. ** ...............           3,500*          60,375
Frame Technology Corp. ** .....................           2,500           69,687
Gateway 2000, Inc. ** .........................          50,000        1,668,750
General Magic, Inc. ** ........................           5,000*          63,125
Global Village Communication ** ...............           2,000           34,000
HCIA, Inc. ** .................................             200*           5,450
HNC Software, Inc. ** .........................           4,500*         114,750
HPR, Inc. ** ..................................          12,500*         325,000
Hyperion Software Corp. ** ....................          40,000*       1,970,000
Information Resources, Inc. ** ................          35,000*         380,625
Informix Corp.** ..............................         250,000        7,281,250
Inso Corp. ** (formerly Infosoft
  International, Inc.) ........................          10,000          357,500
Integrated Measurement Systems, Inc. ** .......          10,000*         135,000
Intuit, Inc. ** ...............................           8,000*         576,000
Kronos, Inc. ** ...............................          21,500          989,000
Lannet Data Communications, Ltd. ** ...........          55,000*       1,581,250
Legato System, Inc. ** ........................           5,000*         182,500
Logic Works, Inc. ** ..........................           5,000*          76,250
Loronix Information Systems, Inc. ** ..........         265,000          811,563
Madge, N.V. ** ................................         270,000       11,306,250
MapInfo Corp. ** ..............................           6,000          120,750
Maxis, Inc. ** ................................           4,000*         177,000
Measurex Corp. ................................          20,500          630,375
Mercury Interactive Corp. ** ..................          95,000        1,947,500
Micropolis Corp. ** ...........................          96,500          398,063
Minnesota Educational Computing Corp. ** ......           7,500          232,500
Mustang Software, Inc. ** .....................           8,000*     $    58,000
National Instruments Corp. ** .................           6,000*         112,500
NetManage, Inc. ** ............................          12,000          244,500
Network General Corp.** .......................          95,000        3,942,500
Norand Corp. ** ...............................           2,500           42,500
Novadigm, Inc. ** .............................          12,000*         246,000
Oak Technology, Inc. ** .......................          24,000*       1,314,000
ON Technology Corp. ** ........................          15,000*         180,000
Open Environment Corp. ** .....................          20,000*         195,000
OPTi, Inc. ** .................................         120,000        1,200,000
Parametric Technology Corp.** .................          70,000        4,681,250
PeopleSoft, Inc. ** ...........................          50,400        4,334,400
Performance Systems International, Inc. ** ....          20,000*         355,000
Phamis, Inc. ** ...............................           5,500*         138,875
Physician Computer Network, Inc. ** ...........          25,000*         171,875
Pinnacle Systems, Inc. ** .....................          35,000*       1,098,125
PixTech, Inc. ** ..............................          16,500*         162,937
Platinum Technology, Inc. ** ..................         195,000        3,558,750
Policy Management Systems Corp. ** ............           2,300          108,387
Premenos Technology Corp. ** ..................          12,000*         471,000
PRI Automation, Inc. ** .......................          27,500        1,017,500
Printronix, Inc. ** ...........................          25,000          475,000
Progress Software Corp.** .....................          28,500        1,866,750
Project Software & Development, Inc. ** .......          37,500          993,750
Pure Software, Inc. ** ........................           5,000*         183,750
Pyxis Corp. ** ................................          95,000        1,199,375
Quantum Corp. ** ..............................          20,000          347,500
QuickResponse Services, Inc.** ................           6,000          150,000
Read-Rite Corp. ** ............................          51,000        1,778,625
Renaissance Solutions, Inc. ** ................           9,000*         184,500
Seagate Technology, Inc.** ....................          50,000        2,237,500
Security Dynamics Technologies, Inc. ** .......          10,000*         315,000
Seer Technologies, Inc. ** ....................          27,500*         412,500
Sierra On-Line, Inc. ** .......................          40,000        1,490,000
Smith Micro Software, Inc. **  ................          20,000*         245,000
Softdesk, Inc. ** .............................          40,000          930,000
Software Artistry, Inc. ** ....................           2,500*          41,250
Software Spectrum, Inc. ** ....................           5,000          107,500
SPSS, Inc. ** .................................          70,000        1,181,250
StorMedia, Inc. ** ............................          10,000*         460,000
Sybase, Inc.** ................................          56,000        2,198,000
Symantec Corp. ** .............................          14,000          340,375
TGV Software, Inc. ** .........................           3,000*          27,000
3COM Corp.** ..................................         234,770       11,034,190
3D Systems Corp. ** ...........................           2,000*          34,250
Tivoli Systems, Inc. ** .......................           5,000*         160,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
COMPUTERS (continued)
  Transaction Systems Architects, Inc. ......
    (Class A) ** ............................           10,000*     $    260,000
  Unison Software, Inc. ** ..................           17,500*          218,750
  Vantive Corp. ** ..........................           15,000*          240,000
  Verity, Inc. ** ...........................           22,500*          826,875
  Videoserver, Inc. ** ......................            4,000*          122,000
   Western Digital Corp. ** .................           35,000           542,500
  Wind River Systems ** .....................           10,000*          270,000
  Wonderware Corp. ** .......................           20,000           635,000
  Zebra Technologies Corp. (Class A)** ......            2,200           130,900
  Zilog, Inc. ** ............................           60,000         2,130,000
                                                                    ------------
                                                                     141,598,509
                                                                    ------------
COMPUTER SERVICES (1.55%)
  America Online, Inc. ** ...................           12,000           960,000
  Hogan Systems, Inc. ** ....................           90,000           798,750
  Learning Co. (The) ** .....................           15,000           885,000
  NETCOM On-Line Communication
    Services, Inc. ** .......................           10,000*          582,500
  7th Level, Inc. ** ........................           40,000           590,000
  Sterling Software, Inc. ** ................          105,000         4,843,125
  Sylvan Learning Systems, Inc. ** ..........            5,600           134,400
  VMARK Software, Inc. ** ...................           10,000*           68,750
                                                                    ------------
                                                                       8,862,525
                                                                    ------------
CONTAINERS (0.03%)
  Mobile Mini, Inc. ** ......................           40,000*          175,000
                                                                    ------------
COSMETICS & TOILETRIES (0.42%)
  Maybelline Inc. ...........................           65,006         1,535,767
  Playtex Products, Inc. ** .................          125,000           875,000
                                                                    ------------
                                                                       2,410,767
                                                                    ------------
DRUGS (1.99%)
  ALZA Corp. ** .............................           24,600           541,200
  Big B, Inc. ...............................           10,000           147,500
  Centocor, Inc. ** .........................           35,500           399,375
  Chronimed, Inc. ** ........................           20,000           305,000
  Eckerd (Jack) Corp. ** ....................           85,000         3,368,125
  Elan Corp., PLC, American
    Depositary Receipt, (ADR) ** ............            5,250           210,656
  Martek Biosciences Corp. ** ...............           25,000*          478,125
  Mylan Laboratories, Inc. ..................          127,500         2,422,500
  North American Vaccine, Inc. ** ...........           40,000           420,000
  OraVax, Inc. ** ...........................           25,000*          321,875
  Syncor International Corp. **  ............           16,500           132,000
  Teva Pharmaceutical Industries Ltd., ADR ..           10,000*          392,500
  Watson Pharmaceuticals, Inc. ** ...........           50,000         2,237,500
                                                                    ------------
                                                                      11,376,356
                                                                    ------------
ELECTRONICS (9.22%)
  American Sensors, Inc. ** .................           25,000*     $    178,125
  ANADIGICS, Inc. ** ........................            6,350*          141,288
  Analog Devices, Inc. ** ...................           20,000*          722,500
  Atmel Corp. ** ............................          100,000         3,125,000
  Burr-Brown Corp. ** .......................           12,500*          406,250
  C-Cube Microsystems, Inc. ** ..............           15,000         1,036,875
  CIDCO, Inc. ** ............................           15,200           450,300
  Cirrus Logic, Inc. ** .....................           80,000         3,370,000
  Clare (C.P.) Corp. ** .....................           13,500*          349,312
  Exar Corp. ** .............................           96,000         2,280,000
  GaSonics International Corp.** ............           18,000           594,000
  General Instrument Corp. ** ...............           26,000           494,000
  Integrated Circuit Systems, Inc. ** .......           42,500*          576,406
  Integrated Silicon Solution, Inc. ** ......            5,000*          156,563
  Itron, Inc. ** ............................           15,000*          435,000
  LAM Research Corp.** ......................          100,000         6,087,500
  Level One Communications, Inc.** ..........            4,500           101,250
  Mackie Designs, Inc. ** ...................            5,000*           63,750
  Macromedia, Inc. ** .......................           10,000*          370,000
  Mattson Technology, Inc. ** ...............            4,000            88,000
  Maxim Integrated Products, Inc. ** ........           54,000         4,036,500
  Megatest Corp. ** .........................          160,000         4,720,000
  Micrel, Inc. ** ...........................           17,500*          398,125
  PSC, Inc. ** ..............................           70,000*          717,500
  Quickturn Design System, Inc. ** ..........           25,000           259,375
  SDL, Inc. ** ..............................           25,000*          637,500
  S3, Inc.** ................................           30,000           513,750
  Sonic Solutions, Inc. ** ..................           10,000            81,250
  Tektronix, Inc. ...........................            2,000           118,500
  TelCom Semiconductor, Inc. **  ............            5,000*           39,375
  Tencor Instruments ** .....................          195,000         8,311,875
  Teradyne, Inc. ** .........................          220,000         7,342,500
  Ultratech Stepper, Inc. ** ................           30,000         1,200,000
  VeriFone, Inc.** ..........................           25,000           675,000
  Xilinx, Inc.** ............................           60,000         2,760,000
                                                                    ------------
                                                                      52,837,369
                                                                      ----------
ENGINEERING (0.13%)
  J. Ray Mcdermott, S. A. ** ................           50,000*          756,250
                                                                      ----------
FINANCE (3.22%)
  ADVANTA Corp. (Class A) ** ................            7,500           290,625
  ADVANTA Corp. (Class B) ...................            6,750           241,313
  Alex Brown, Inc. ** .......................            3,000           146,625
  Alliance Capital Management, L.P. .........          110,000         2,310,000
  Bear Stearns Cos., Inc. ...................            4,896            97,311
  Capital One Financial Corp. ...............           30,000*          735,000
  Capital RE Corp. ..........................           30,000           847,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
FINANCE (CONTINUED)
  Concord EFS, Inc. ** ........................           6,750      $   232,875
  CUC International, Inc. ** ..................          30,000        1,038,750
  Donaldson Lufkin & Jenrette, Inc. ...........          20,000*         595,000
  Eaton Vance Corp. ...........................          25,000          912,500
  Franklin Resources, Inc. ....................          32,000        1,624,000
  KBK Capital Corp. ** ........................         100,000          600,000
  Lehman Brothers Holdings, Inc. ..............          25,000*         543,750
  Oppenheimer Capital, L.P. ...................          60,000        1,612,500
  Price (T. Rowe) & Associates, Inc. ..........          66,000        3,283,500
  Raymond James Financial, Inc. ...............          84,750        1,822,125
  SEI Corp. ...................................          18,000          382,500
  SunAmerica, Inc. ............................           7,000          435,750
  US Order, Inc. ** ...........................           2,500*          37,500
  WFS Financial, Inc. ** ......................          40,000*         665,000
                                                                     -----------
                                                                      18,454,124
                                                                     -----------
FUNERAL SERVICES (0.54%)
  Service Corp. International .................          50,000        2,006,250
  Stewart Enterprises, Inc. (Class A) .........          32,250        1,088,437
                                                                     -----------
                                                                       3,094,687
                                                                     -----------
HEALTHCARE (4.81%)
  AHI Healthcare Systems, Inc. ** .............          25,000*         350,000
  American Oncology Resources, Inc. ** ........           5,500*         192,500
  Apogee, Inc. ** .............................           5,000           43,750
  Applied Bioscience International, Inc. ** ...          40,000          255,000
  Apria Healthcare Group, Inc. ** .............          88,200*       1,907,325
  Arbor Health Care Co. ** ....................           3,000           51,000
  Beverly Enterprises, Inc. ** ................          25,000          293,750
  Cardinal Health, Inc. .......................           3,750          192,656
  Caremark International, Inc. ................         140,000        2,887,500
  Community Care of America, Inc. ** ..........          65,000*         877,500
  CorVel Corp. ** .............................          20,000          640,000
  Enterprise Systems, Inc. ....................           4,000*          93,500
  Express Scripts, Inc. (Class A) ** ..........          25,000          950,000
  Health Care & Retirement Corp. ** ...........          57,100        1,677,312
  Health Management Associates, Inc. ..........
    (Class A) ** ..............................          25,312          544,219
  Health Management Systems, Inc. ** ..........          30,000          960,000
  Horizon Healthcare Corp. ** .................          85,000        1,721,250
  Horizon Mental Health Management, Inc. ** ...           5,000*          78,125
  Integrated Health Services, Inc. ............           2,000           45,750
  Interim Services, Inc. ** ...................          15,000          446,250
  Living Centers Of America, Inc. ** ..........          41,500        1,073,812
  Manor Care, Inc. ............................          37,500        1,228,125
  Mariner Health Group, Inc.** ................          50,000          487,500
  MedPartners, Inc. ** ........................          15,000*         420,000
  Mid Atlantic Medical Services ** ............          20,000*     $   397,500
  Multicare Cos., Inc. ** .....................          50,000          937,500
  NovaCare, Inc. ** ...........................          40,000          250,000
  OccuSystems, Inc. ** ........................          15,000*         310,313
  OrNda Healthcorp ** .........................          20,000*         352,500
  PhyCor, Inc. ** .............................           7,875          289,406
  Physician Reliance Network **  ..............          10,000*         332,500
  Renal Treatment Centers, Inc. ** ............          15,000          540,000
  Summit Care Corp. ** ........................          40,000          830,000
  Sun Healthcare Group, Inc. **  ..............          20,000*         237,500
  Surgical Care Affiliates, Inc. ..............          41,000        1,214,625
  TheraTx, Inc. ** ............................          50,000          562,500
  Total Renal Care Holdings, Inc. ** ..........          20,000          407,500
  Value Health, Inc. ** .......................          49,750*       1,138,031
  Vencor, Inc. ** .............................           8,437          234,127
  Vivra, Inc. ** ..............................          65,000        2,145,000
                                                                     -----------
                                                                      27,595,826
                                                                     -----------
HOTELS & MOTELS (0.44%)
  Equity Inns, Inc. .......................            30,000            352,500
  Marcus Corp. ............................            25,000            865,625
  Marriott International, Inc. ............            10,000            368,750
  Primadonna Resorts, Inc. ** .............            41,000            640,625
  Red Lion Hotels, Inc. ** ................            15,000*           296,250
                                                                       ---------
                                                                       2,523,750
                                                                       ---------
INSURANCE (5.05%)
  ACE, Ltd. ...............................            50,000          1,700,000
  Acordia, Inc. ...........................             7,500            206,250
  American RE Corp. .......................            57,000          2,180,250
  Berkley (W. R.), Corp. ..................            20,000            865,000
  Capital Guaranty Corp. ..................            10,000            221,250
  CMAC Investment Corp. ...................            15,000            712,500
  Enhance Financial Services
    Group, Inc. ...........................             5,000            101,875
  Exel Ltd. ...............................            10,500            561,750
  Gallagher (Arthur J.) & Co. .............            15,000            530,625
  Guaranty National Corp. .................            35,000            498,750
  HCC Insurance Holdings, Inc.** ..........            27,000            938,250
  Hilb, Rogal & Hamilton Co. ..............            10,000            137,500
  Horace Mann Educators Corp. .............            75,000          1,996,875
  Insurance Auto Auctions, Inc.** .........            29,500            199,125
  Life Partners Group, Inc. ...............            65,000          1,178,125
  Life RE Co. .............................             5,000            103,750
  Maxicare Health Plans, Inc. ** ..........           125,000          2,171,875
  MBIA, Inc. ..............................            28,000          1,949,500
  Mid Ocean Ltd. ..........................             4,000            141,500
  NAC Re Corp. ............................            30,050          1,055,506
  National RE Corp. .......................            78,000          2,622,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

INSURANCE (continued)
  Oxford Health Plans, Inc. ** ..............           10,000       $   782,500
  PacifiCare Health Systems, Inc. ** ........            5,000           352,500
  PartnerRe Holdings, Ltd. ..................           10,000           265,625
  Philadelphia Consolidated Holding
    Corp. ** ................................           75,000         1,406,250
  Physicians Health Services, Inc. ..........
    (Class A) ** ............................            7,500           249,375
  Prudential Reinsurance Holdings, Inc.** ...           12,500*          254,688
  PXRE Corp. ................................            5,000           127,500
  RenaissanceRe Holdings, Ltd. ..............            6,500*          176,313

  Sierra Health Services, Inc. ** ...........           35,000         1,001,875
  TIG Holdings, Inc. ........................           10,000*          253,750
  Transatlantic Holdings, Inc. ..............           17,000         1,145,375
  UNUM Corp. ................................           27,500         1,447,187
  Vesta Insurance Group, Inc. ...............           10,000*          403,750
  Western National Corp. ....................           75,000*        1,031,250
                                                                     -----------
                                                                      28,970,944
                                                                     -----------
LEISURE & RECREATION (0.66%)
  Aztar Corp. ** ............................           20,000*          162,500
  Circus Circus Enterprises, Inc.** .........            5,050           134,456
  Coleman Co., Inc. ** ......................            5,000           171,250
  KingWorld Productions, Inc. ** ............           25,000*          871,875
  Rawlings Sporting Goods Co. ** ............           10,000*           80,000
  Royal Caribbean Cruises Ltd. ..............           40,000           920,000
  Trump Hotels & Casino Resorts, Inc. ** ....           85,000*        1,445,000
                                                                     -----------
                                                                       3,785,081
                                                                     -----------
MACHINERY (2.53%)
  Asyst Technologies, Inc. ** ...............           20,000           840,000
  Bridgeport Machines, Inc. ** ..............           25,000*          437,500
  Credence Systems Corp.** ..................          175,000         6,540,625
  Duracraft Corp. ** ........................            9,000           195,750
  KLA Instruments Corp. ** ..................           30,000         1,282,500
  Novellus Systems, Inc. ** .................           65,000         4,476,875
  Opal, Inc. ** .............................           15,000*          226,875
  Veeco Instruments, Inc. ** ................           20,000*          480,000
                                                                     -----------
                                                                      14,480,125
                                                                     -----------
MEDICAL/DENTAL (3.66%)
  Benson Eyecare Corp. ** ...................           20,000           187,500
  BioWhittaker, Inc. ** .....................          120,000           900,000
  Cognex Corp. ** ...........................           42,000*        2,509,500
  Cordis Corp. ** ...........................           20,000         2,210,000
  EP Technologies, Inc. ** ..................           10,000*          123,750
  Forest Laboratories, Inc. ** ..............           10,000           413,750
  Gulf South Medical Supply, Inc. ** ........           20,000           415,000
  Haemonetics Corp. ** ......................           30,000           566,250
  HemaSure, Inc. ** .........................           30,000*          382,500
  ICU Medical, Inc. ** ......................           40,000*      $   510,000
  IDEXX Laboratories, Inc. ** ...............            5,000*          203,750
  InStent, Inc. ** ..........................           29,500*          497,813
  Isolyser Co., Inc. ** .....................           10,000           178,750
  i-STAT Corp. ** ...........................           10,000*          310,000
  IVAX Corp. ................................           32,000           728,000
  Liposome Co., Inc. ** .....................           45,000*          691,875
  MAXXIM Medical, Inc. ** ...................           40,000           555,000
  MedCath, Inc. ** ..........................           20,000*          470,000
  MiniMed, Inc. ** ..........................           60,000*          555,000
  Pall Corp. ................................            6,666           162,484
  Patterson Dental, Inc. ** .................           28,500           712,500
  Perrigo Co.** .............................           60,000           735,000
  Rotech Medical Corp. ** ...................           36,000           819,000
  Scherer (R.P.) Corp.** ....................           22,000           979,000
  Steris Corp. ** ...........................           28,000           945,000
  Stryker Corp. .............................            6,100           275,262
  Target Therapeutics, Inc. ** ..............            8,500           658,750
  Tecnol Medical Products, Inc. ** ..........           90,000         1,710,000
  United Dental Care, Inc. ** ...............           10,000*          305,000
  Uromed Corp. ** ...........................           50,000*          531,250
  Ventritex, Inc. ** ........................           15,000           294,375
  Vital Signs, Inc. .........................           25,000*          456,250
                                                                     -----------
                                                                      20,992,309
                                                                     -----------
OFFICE EQUIPMENT & SUPPLIES (0.32%)
  Indigo N. V. ** .............................          45,000*         410,625
  Staples, Inc. ** ............................          54,000        1,437,750
                                                                       ---------
                                                                       1,848,375
                                                                       ---------
OIL & GAS (4.03%)
  Alexander Energy Corp. ** ...................          25,000*          96,875
  Anadarko Petroleum Corp. ....................          12,500          542,188
  Apache Corp. ................................          50,000        1,275,000
  Baker Hughes, Inc. ..........................          10,000          196,250
  Barrett Resources Corp. ** ..................          12,500          290,625
  B.J. Services Co. ** ........................           6,000          141,000
  Brown (Tom), Inc. ** ........................         115,000        1,279,375
  Cabot Oil & Gas Corp. (Class A) ** ..........          60,000          802,500
  Cairn Energy USA, Inc. ** ...................          52,000          624,000
  Camco International, Inc. ...................          20,000*         457,500
  Cross Timbers Oil Co. ** ....................          40,000          580,000
  Energy Ventures, Inc. ** ....................          40,000*         760,000
  Enron Oil & Gas Co. .........................          65,000        1,300,000
  ENSCO International, Inc. ** (formerly
    Energy Service Co., Inc.) .................          20,000          337,500
  Falcon Drilling Co., Inc. ** ................         100,000*       1,037,500
  Halliburton Co. .............................           5,000*         207,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
OIL & GAS (CONTINUED)
  Hornbeck Offshore Services, Inc. ** .........          10,000      $   146,250
  HS Resources, Inc. ** .......................          10,000*         138,750
  Landmark Graphics Corp. ** ..................          10,000          217,500
  Mitchell Energy & Development
    Corp. (Class B) ...........................          10,000          162,500
  Natural Gas Clearinghouse ...................          65,000*         585,000
  Newfield Exploration Co. ** .................          73,000        2,153,500
  Noble Affiliates, Inc. ......................          70,000        1,732,500
  Noble Drilling Corp. ** .....................          15,000*         105,000
  Nuevo Energy Co. ** .........................          80,000        1,770,000
  Oceaneering International, Inc.** ...........          23,000          218,500
  Parker & Parsley Petroleum Co. ..............          30,000          555,000
  PetroCorp, Inc. ** ..........................          20,000          155,000
  Pogo Producing Co. ..........................          75,000        1,509,375
  Smith International, Inc. ** ................          50,000          800,000
  Snyder Oil Corp. ............................          19,000          194,750
  Stone Energy Corp. ** .......................          20,000          227,500
  Tidewater, Inc. .............................          10,000          263,750
  Tuboscope Vetco International Corp. ** ......          90,000          528,750
  Weatherford International, Inc. ** ..........          70,000        1,688,750
                                                                     -----------
                                                                      23,080,188
                                                                     -----------
PAPER PRODUCTS (0.20%)
  Mercer International, Inc. **  ..............          50,000        1,150,000
                                                                     -----------
POLLUTION CONTROL (0.52%)
  GNI Group, Inc. ** ..........................         125,000          875,000
  IMCO Recycling, Inc. ........................          48,500        1,042,750
  Safety-Kleen Corp. ..........................          10,000*         153,750
  Tetra Tech, Inc. ** .........................          15,625          339,844
  TRC Companies ** ............................          30,000          176,250
  U.S. Filter Corp. ** ........................          17,500*         406,875
                                                                     -----------
                                                                       2,994,469
                                                                     -----------
PRINTING (0.56%)
  Harte-Hanks Communications, Inc. ............          50,000        1,512,500
  International Imaging Materials, Inc. ** ....          35,000          883,750
  Mecklermedia Corp. ** .......................          70,000          822,500
                                                                     -----------
                                                                       3,218,750
                                                                     -----------
PROTECTION (0.46%)
  Checkpoint Systems, Inc. ** .................           5,000*         144,375
  First Alert, Inc. ** ........................          85,000        1,317,500
  Koala Corp. ** ..............................          35,000          319,375
  Protection One, Inc. ** .....................         100,000          787,500
  Sensormatic Electronics Corp. ...............           2,250           48,094
                                                                     -----------
                                                                       2,616,844
                                                                     -----------
PUBLISHING (0.73%)
  Desktop Data, Inc. ** .......................          10,500*         375,375
  Franklin Electronic Publishers, Inc. ** .....          19,500          806,812
PUBLISHING (CONTINUED)
  Readers Digest Association, Inc. (Class A) ..          20,000      $ 1,005,000
  Scholastic Corp.** ..........................          32,500        2,006,875
                                                                     -----------
                                                                       4,194,062
                                                                     -----------
REAL ESTATE (3.68%)
  Beacon Properties Corp. ...................           10,000           217,500
  Camden Property Trust .....................           30,000           622,500
  Cavaliar Homes, Inc. ......................           25,000*          425,000
  Champion Enterprises, Inc. **  ............           30,000*          776,250
  Clayton Homes, Inc. .......................          112,546         2,954,332
  Crescent Real Estate Equities, Inc. .......           20,300           649,600
  Equity Residential Properties Trust .......           20,000           560,000
  Evans Withycombe Residential, Inc. ........            5,000*           94,375
  Factory Stores Of America, Inc. ...........           30,000           577,500
  HGI Realty, Inc. ..........................           17,500*          387,188
  Highwoods Properties, Inc. ................            5,000           133,125
  Insignia Financial Group, Inc. ............
    (Class A) ** ............................           25,000           675,000
  Liberty Property Trust ....................           10,000           202,500
  Manufactured Home Communities, Inc. .......           40,000           660,000
  Mid-America Apartment Communities,
    Inc .....................................           25,400           584,200
  NHP, Inc. ** ..............................           25,000*          356,250
  Oakwood Homes Corp. .......................           80,000         3,000,000
  Oasis Residential, Inc. ...................           20,000           435,000
  Post Properties, Inc. .....................           11,100           333,000
  Redman Industries, Inc. ** ................          170,000         4,420,000
  Regency Realty Corp. ......................           25,000           425,000
  RFS Hotel Investors, Inc. .................           10,000           151,250
  ROC Communities, Inc. .....................           25,000           562,500
  Security Capital Industrial Trust .........           15,000           245,625
  Security Capital Pacific Trust ............           20,000*          357,500
  Storage USA, Inc. .........................           10,400           304,200
  Tanger Factory Outlet Centers, Inc. .......           18,000           423,000
  Vornado Realty Trust ......................           15,000           538,125
                                                                      ----------
                                                                      21,070,520
                                                                      ----------
RETAIL (12.60%)
  ADFlex Solutions, Inc. ** .................           54,000         1,431,000
  AmeriSource Health Corp. ** ...............           75,000*        2,043,750
  Apple South, Inc. .........................           77,062         1,579,771
  Applebee's International, Inc.** ..........           25,000           703,125
  Arbor Drugs, Inc. .........................            9,000           166,500
  Au Bon Pain Co., Inc. (Class A) ** ........            5,000            38,125
  Barnes & Noble, Inc. ** ...................           11,000           401,500
  Bed Bath & Beyond, Inc. ** ................           60,000         1,875,000
  Best Buy Co., Inc.** ......................           75,000         1,556,250
  Blyth Industries, Inc. ** .................           10,000           505,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
RETAIL (CONTINUED)
  Borders Group, Inc. ** ....................           65,000*      $ 1,113,125
  Brookstone, Inc. ** .......................           50,000           331,250
  Campo Electronics, Appliances and
    Computers, Inc. ** ......................          150,000           693,750
  Catherine's Stores Corp. ** ...............           10,000            92,500
  Chart House Enterprises, Inc. ** ..........           76,000           522,500
  Claire's Stores, Inc. .....................            9,000           176,625
  Consolidated Stores Corp. ** ..............           24,000           555,000
  Corporate Express, Inc. ** ................           25,000           653,125
  Creative Computers, Inc. ** ...............           25,000*          725,000
  Daisytek International Corp. ** ...........           25,000*          706,250
  De Rigo S.p.A., ADR .......................           13,000*          268,125
  Department 56, Inc.** .....................           20,000           907,500
  DF & R Restaurants, Inc. ** ...............           10,000           305,000
  Dollar Tree Stores, Inc. ** ...............            1,000*           27,000
  Dreyer's Grand Ice Cream, Inc. ............           15,000           517,500
  El Chico Restaurants, Inc. **  ............          110,000         1,086,250
  Ellett Brothers, Inc. .....................           81,000           617,625
  Ethan Allen Interiors, Inc.**  ............           41,000           809,750
  Federated Department Stores, Inc. ** ......           90,000         2,283,750
  Fingerhut Cos., Inc. ......................           16,000           218,000
  Franklin Quest Co. ** .....................           41,000           978,875
  Friedman's, Inc. (Class A) **  ............           10,000           202,500
  Gadzooks, Inc. ** .........................           25,000*          462,500
  Garden Ridge Corp. ** .....................           10,000*          357,500
  General Nutrition Cos., Inc. ** ...........            4,000            99,500
  Global DirectMail Corp. ** ................           65,000*        1,771,250
  Good Times Restaurants, Inc. ** ...........          120,000           116,244
  Gymboree Corp. ** .........................           22,000           497,750
  Hollywood Entertainment Corp.** ...........           10,000           267,500
  HomeTown Buffet, Inc. ** ..................           40,000           525,000
  IHOP Corp. ** .............................          130,000         2,795,000
  Intimate Brands, Inc. .....................           40,000*          670,000
  Just For Feet, Inc. ** ....................            5,625           132,891
  Landry's Seafood Restaurants, Inc. ** .....           90,000         1,215,000
  Little Switzerland, Inc. ** ...............          100,000           375,000
  Lone Star Steakhouse & Saloon, Inc. ** ....           13,500           521,437
  Media Arts Group, Inc. ** .................           15,000*           49,688
  Men's Wearhouse, Inc. (The) ** ............           12,750           497,250
  Michael's Stores, Inc. ** .................           50,000           681,250
  Moovies, Inc. ** ..........................           15,000           245,625
  Movie Gallery, Inc. ** ....................           15,000*          577,500
  Neiman Marcus Group, Inc. .................           30,000*          513,750
  Neostar Retail Group, Inc. **  ............           20,000*          305,000
  Nine West Group, Inc. ** ..................           75,000         3,337,500
  Oakley, Inc. ** ...........................           10,200*          351,900
  Office Depot, Inc.** ......................           35,009         1,002,133
RETAIL (CONTINUED)
  OfficeMax, Inc. ** ........................           39,300*      $   972,675
  Oshman's Sporting Goods, Inc. ** ..........           10,000*          135,000
  Outback Steakhouse, Inc. ** ...............          105,000         3,294,375
  Papa John's International, Inc. ** ........            2,500            96,250
  PetSmart, Inc.** ..........................           12,000           402,000
  Pier 1 Imports, Inc. ......................          145,750         1,402,844
  Quality Dining, Inc. ** ...................           31,000           604,500
  Revco D.S., Inc. ** .......................          205,454         4,879,532
  Rite-Aid Corp. ............................           65,000         1,755,000
  Sonic Corp. ** ............................           64,500         1,419,000
  Sports Authority, Inc. (The) ** ...........           21,900*          476,325
  Sports & Recreation, Inc. ** ..............           50,000           368,750
  Starbucks Corp. ** ........................           10,000           392,500
  Sunglass Hut International, Inc.** ........          190,000         5,177,500
  Talbots, Inc. .............................           50,000         1,212,500
  Tiffany & Co. .............................           31,000         1,352,375
  USA Detergents, Inc. ** ...................           30,000*          765,000
  U.S. Delivery Systems, Inc. ** ............           14,000           290,500
  Urban Outfitters, Inc. ** .................           18,000           391,500
  Wall Street Deli, Inc. ** .................            7,500            50,625
  Wendy's International, Inc. ...............          145,000         2,881,875
  West Marine, Inc. ** ......................           45,000         1,372,500
  Whole Foods Market, Inc. ** ...............           20,000           245,000
  Williams-Sonoma, Inc. ** ..................           12,000           208,500
  Zale Corp. ** .............................           40,000           590,000
                                                                     -----------
                                                                      72,195,815
                                                                     -----------
TELECOMMUNICATIONS (9.18%)
  ACC Corp. .................................           12,000           225,000
  ACT Networks, Inc. ** .....................           12,500*           90,625
  ANTEC Corp. ** ............................           40,000           495,000
  Applied Digital Access, Inc. ** ...........            5,000            60,000
  Ascend Communications, Inc. ** ............          148,000         9,620,000
  Black Box Corp. ** ........................           25,000*          406,250
  BroadBand Technologies, Inc. ** ...........           25,000           437,500
  Checkfree Corp. ** ........................           15,000*          316,875
  Communications Center, Inc. ** ............           15,000            82,500
  DSC Communications Corp.** ................           17,500           647,500
  Equifax, Inc. .............................           71,500         2,788,500
  Geoworks ** ...............................           60,000         1,282,500
  Gilat Satellite Networks Ltd.** ...........            2,500*           55,625
  HighwayMaster Communications, Inc. ** .....           75,000*          600,000
  International Cabletel, Inc. ** ...........           26,666           706,649
  Metrocall, Inc. ** ........................           41,000         1,025,000
  MFS Communications Co., Inc. ** ...........           11,200           452,200
  MIDCOM Communications, Inc. ** ............           50,000*          750,000
  MobileMedia Corp. ** ......................           47,500*        1,246,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
TELECOMMUNICATIONS (continued)
  Mobile Telecommunications
    Technologies Corp. ** ...................           30,000       $   851,250
  NFO Research, Inc. ** .....................           25,000           568,750
  Octel Communication Corp. ** ..............           20,000           682,500
  Paging Network, Inc. ** ...................            7,500           172,500
  Pairgain Technologies, Inc. ** ............           45,000*        1,923,750
  PriCellular Corp. (Class A) ** ............           31,250*          406,250
  ProNet, Inc. ** ...........................           40,000         1,020,000
  QUALCOMM, Inc. ** .........................            5,000           192,500
  Scientific-Atlanta, Inc. ..................           50,000           618,750
  Sitel Corp. ** ............................           10,500*          238,875
  Stanford Telecommunications, Inc. ** ......           11,000           225,500
  Tellabs, Inc. ** ..........................          180,000         6,120,000
  Telular Corp. ** ..........................            5,000            69,375
  Transaction Network Services, Inc. ** .....           15,000           352,500
  US Long Distance Corp. ** .................           40,000           515,000
  U. S. Robotics, Inc. ** ...................          135,000        12,487,500
  UUNET Technologies, Inc. ** ...............            3,000*          182,250
  WorldCom, Inc. (formerly
    LDDS Communications, Inc.)** ............          127,996         4,175,869
  Zoom Telephonics, Inc.** ..................           30,000           487,500
                                                                     -----------
                                                                      52,579,218
                                                                     -----------
TEXTILES (0.52%)
  Ashworth, Inc. ** .........................           25,000           168,750
  Cutter & Buck, Inc. ** ....................           30,000*          195,000
  Gucci Group, NV ** (Registered Shares) ....            5,000*          150,000
  Haggar Corp. ..............................            8,000           132,000
  Nautica Enterprises, Inc. ** ..............           60,000         2,055,000
  St. John Knits, Inc. ......................            5,000           239,375
  Tandy Brands Accessories, Inc. ** .........            6,750            48,938
                                                                     -----------
                                                                       2,989,063
                                                                     -----------
TOYS/GAMES/HOBBY PRODUCTS (1.20%)
  Acclaim Entertainment, Inc. ** ............           30,000           708,750
  Callaway Golf Co. .........................           52,000           851,500
  Cannondale Corp. ** .......................           20,200*          323,200
  Cobra Golf, Inc. ** .......................           37,000           962,000
  GTECH Holdings Corp.** ....................           10,000           245,000
  Happiness Express, Inc. ** ................           55,000*          288,750
  Intergold Ltd. ** .........................          100,000           126,390
  Players International, Inc. ** ............          169,000         1,816,750
  Station Casinos, Inc. ** ..................          110,000         1,430,000
  Toy Biz, Inc. ** ..........................            5,000*          111,875
                                                                     -----------
                                                                       6,864,215
                                                                     -----------
TRANSPORTATION (2.17%)
  Alaska Air Group, Inc. ** .................           25,000           371,875
  American Medical Response, Inc. ** ........           10,000*          288,750
TRANSPORTATION (CONTINUED)
  Atlantic Southeast Airlines, Inc. .........           65,000       $ 1,608,750
  Comair Holdings, Inc. .....................           85,950         2,411,972
  Continental Airlines, Inc. (Class B) ** ...           10,000           356,250
  Fritz Cos., Inc. ** .......................           11,300*          395,500
  Frontier Airlines, Inc. ** ................          250,000         1,281,250
  Greenbrier Cos., Inc. .....................           20,000           217,500
  Mesa Airlines, Inc.** .....................          100,000           950,000
  Northwest Airlines Corp. ** ...............           70,000         2,808,750
  Offshore Logistics, Inc. ** ...............           11,500           142,314
  Rural/Metro Corp.** .......................           15,000           360,000
  Skywest, Inc. .............................           20,000           342,500
  Southwest Airlines Co. ....................           45,000           900,000
                                                                     -----------
                                                                      12,435,411
                                                                     -----------
UTILITIES (0.03%)
  York Research Corp. ** ....................           22,000*          159,500
                                                                     -----------
                  COMMON STOCKS
             (Cost $315,097,152) ..........             97.86%       560,707,089
                                                  -----------        -----------

                                                     WARRANTS
                                                     --------
WARRANTS
Retail (0.00%)
  Good Times Restaurants, Inc. ** .........            60,000              5,622
                                                                     -----------
                  TOTAL WARRANTS
                  (Cost $50,148) ..........              0.00%             5,622
                                                  -----------        -----------
             TOTAL COMMON STOCKS
                    AND WARRANTS
             (Cost $315,147,300) ..........             97.86%       560,712,711
                                                  -----------        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

                  John Hancock Funds - Emerging Growth Fund

                                     INTEREST         PAR VALUE           MARKET
ISSUER, DESCRIPTION                    RATE           (000'S OMITTED)      VALUE
-------------------                    ----           ---------------      -----
SHORT-TERM INVESTMENTS
joint repurchase agreement (2.40%)
Investment in a joint repurchase
    agreement transaction with
    SBC Capital Market, Inc. -
    Dated 10-31-95, due 11-01-95
    (secured by U.S. Treasury Bond,
    8.75%, due 05-15-17 and
    U.S. Treasury Note 5.75%
    due 09-30-97) - Note A .......       5.89%  $     13,738     $ 13,738,000
                                                                 ------------
corporate savings account (0.08%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 3.00% ...........                                    477,189
                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS .                      2.48%      14,215,189
                                                ------------     ------------
               TOTAL INVESTMENTS .                    100.34%    $574,927,900
                                                ============     ============

** Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995

** Non-income producing security.

+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. Investments in affiliates at October 31, 1995 were as follows:


            AFFILIATE                    COST        DIVIDEND INCOME
---------------------------------     ----------     ---------------
Frontier Airlines, Inc.               $1,133,125           --
Loronix Information Systems, Inc.     $1,595,000           --


The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Emerging Growth Fund (the "Fund"), John Hancock Global Resources Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund, John Hancock Money Market Fund and John Hancock Government Income Fund (collectively, the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

   The Board of Directors have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 5.00% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 5.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1995, the Fund has $6,354,280 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2003.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B  --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND TRANSACTIONS WITH AFFILIATES AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.75% of the Fund's average daily net assets. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $2,978,791 and $496,208, respectively, resulting in a total fee of $3,474,999.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $604,527 with regard to sales of Class A shares. Out of this amount, $67,705 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $489,876 was paid as sales commissions to unrelated broker-dealers and $46,946 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $934,403.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% (0.90% effective December 1, 1995) of the Fund's average daily net assets attributable to Class B shares, to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.95% at various times during the fiscal year.
This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund paid Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $4,849.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds -- Emerging Growth Fund

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $110,148,117 and $103,491,275, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal income tax purposes was $329,000,920. Gross unrealized appreciation and depreciation of investments aggregated $262,700,162 and $17,250,371, respectively, resulting in net unrealized appreciation of $245,449,791.

NOTE D  --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified the accumulated net investment loss in the amount of $6,156,730 to capital paid-in. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                    John Hancock Funds - Emerging Growth Fund

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Series, Inc. --
John Hancock Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Emerging Growth Fund (the "Fund"), (formerly the Transamerica Emerging Growth Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Emerging Growth Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 15, 1995

TAX INFORMATION NOTICE (UNAUDITED)
For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

   The Fund has not paid any distributions of dividends or net realized gains during the fiscal year.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks and warrants (cost - $27,819,286) ...........      $28,363,048
  Receivable for shares sold .................................              902
  Receivable for investments sold ............................          540,732
  Dividend receivable ........................................           11,059
  Foreign tax receivable .....................................            5,029
  Miscellaneous receivable ...................................           10,317
  Other assets ...............................................            2,881
                                                                    -----------
                    Total Assets .............................       28,933,968
                    -----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................           35,221
  Temporary overdraft of cash ................................          103,818
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ......................................           19,537
  Accounts payable and accrued expenses ......................           49,222
                                                                    -----------
                    Total Liabilities ........................          207,798
                    -----------------------------------------------------------

NET ASSETS:
  Capital paid-in ............................................       28,604,072
  Accumulated net realized loss on investments and
  foreign currency transactions ..............................         (421,721)
  Net unrealized appreciation of investments and
    foreign currency transactions ............................          543,819
                                                                    -----------
                    Net Assets ...............................      $28,726,170
                    ===========================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 75,000,000 shares authorized
  with $0.01 per share par value, respectively)
  Class A - $2,323,988 / 165,952 .............................      $     14.00
  =============================================================================
  Class B - $26,402,182 / 1,905,178 ..........................      $     13.86
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - $(14.00 x 105.26)% ...............................      $     14.74
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year Ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $28,795) ......    $   404,349
  Interest .....................................................         40,530
                                                                    -----------
                                                                        444,879
                                                                    -----------
  Expenses:
   Investment management fee - Note B ..........................        263,434
   Distribution/service fee - Note B
     Class A ...................................................          8,283
     Class B ...................................................        305,777
   Transfer agent fee ..........................................        132,727
   Custodian fee ...............................................         68,885
   Printing ....................................................         43,195
   Auditing fee ................................................         36,134
   Registration and filing fees ................................         34,089
   Legal fees ..................................................          8,791
   Trustees' fees ..............................................          8,081
   Advisory board fee ..........................................          3,848
   Miscellaneous ...............................................          3,821
                                                                    -----------
                    Total Expenses .............................        917,065
                    -----------------------------------------------------------
                    Net Investment Loss ........................       (472,186)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments sold ........................       (314,860)
  Net realized gain on foreign currency transactions ...........          2,682
  Change in net unrealized appreciation/depreciation
    of investments .............................................     (3,606,930)
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions ..............................             57
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions ..............     (3,919,051)
                    -----------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations ..................    $(4,391,237)
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR ENDED OCTOBER 31,
                                                                                                       ----------------------------
                                                                                                           1995              1994
                                                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ..............................................................................   $   (472,186)   $   (441,384)
  Net realized loss on investments sold and foreign currency transactions ..........................       (312,178)        (90,344)
  Change in net unrealized appreciation/depreciation of investments and foreign
   currency transactions ...........................................................................     (3,606,873)        553,900
                                                                                                       ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .................................     (4,391,237)         22,172
                                                                                                       ------------    ------------
FROM FUND SHARE TRANSACTIONS -- NET* ...............................................................     (9,191,467)     22,788,288
                                                                                                       ------------    ------------
NET ASSETS:
  Beginning of period ..............................................................................     42,308,874      19,498,414
                                                                                                       ------------    ------------
  End of period ....................................................................................   $ 28,726,170    $ 42,308,874
                                                                                                       ============    ============
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                                YEAR ENDED OCTOBER 31,
                                                                             ------------------------------------------------------
                                                                                      1995                          1994
                                                                             ------------------------    --------------------------
                                                                              SHARES        AMOUNT         SHARES         AMOUNT
                                                                             --------    ------------    ----------    ------------
CLASS A**
  Shares sold ............................................................    106,612    $  1,595,642       419,756    $  6,352,382
  Less shares repurchased ................................................   (284,537)     (4,070,740)      (75,879)     (1,159,547)
                                                                             --------    ------------    ----------    ------------
  Net increase (decrease) ................................................   (177,925)   $ (2,475,098)      343,877    $  5,192,835
                                                                             ========    ============    ==========    ============
CLASS B
  Shares sold ............................................................    497,933    $  7,105,217     1,781,599    $ 27,695,930
  Less shares repurchased ................................................   (964,221)    (13,821,586)     (652,737)    (10,100,477)
                                                                             --------    ------------    ----------    ------------
  Net increase (decrease) ................................................   (466,288)   $ (6,716,369)    1,128,862    $ 17,595,453
                                                                             ========    ============    ==========    ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                                                                   JUNE 15, 1994
                                                                                                    YEAR ENDED   (COMMENCEMENT OF
                                                                                                    OCTOBER 31,   OPERATIONS) TO
                                                                                                      1995(a)    OCTOBER 31, 1994
                                                                                                    ----------   ----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ........................................................      $   15.62        $   14.89
                                                                                                     ---------        ---------
  Net Investment Loss (b) .....................................................................          (0.08)           (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions ....          (1.54)            0.81
                                                                                                     ---------        ---------
   Total from Investment Operations ...........................................................          (1.62)            0.73
                                                                                                     ---------        ---------
  Net Asset Value, End of Period ..............................................................      $   14.00        $   15.62
                                                                                                     =========        =========
  Total Investment Return at Net Asset Value (c) ..............................................         (10.37)%           4.90%(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...................................................      $   2,324        $   5,372
  Ratio of Expenses to Average Net Assets .....................................................           1.93%            0.73%*
  Ratio of Net Investment Loss to Average Net Assets ..........................................          (0.53)%          (0.42)%*
  Portfolio Turnover Rate .....................................................................            101%              96%

THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Global Resources Fund

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                ------------------------------------------------------------------
                                                                 1995(a)        1994          1993         1992           1991
                                                                --------      --------      --------     ---------     -----------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....................    $  15.58      $  15.69      $  12.41     $   12.20     $    11.57
                                                                --------      --------      --------     ---------     ----------
  Net Investment Loss (b) ..................................       (0.21)        (0.23)        (0.24)        (0.24)         (0.17)

  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ..........................       (1.51)         0.12          3.52          0.58           1.24
                                                                --------      --------      --------     ---------     ----------

   Total from Investment Operations ........................       (1.72)        (0.11)         3.28          0.34           1.07
                                                                --------      --------      --------     ---------     ----------
  Less Distributions
  Dividends from Net Investment Income .....................        --            --            --            --             --
  Distributions from Realized Gains on Investments Sold ....        --            --            --           (0.13)         (0.44)
                                                                --------      --------      --------     ---------     ----------
   Total Distributions to Shareholders .....................        --            --            --           (0.13)         (0.44)
                                                                --------      --------      --------     ---------     ----------
  Net Asset Value, End of Period ...........................    $  13.86      $  15.58      $  15.69     $   12.41     $    12.20
                                                                ========      ========      ========     =========     ==========
  Total Investment Return at Net Asset Value (c) ...........      (11.04)%       (0.70)%       26.43%         2.93%          9.81%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ................    $ 26,402      $ 36,937      $ 19,498     $   7,428     $   10,766
  Ratio of Expenses to Average Net Assets ..................        2.68%         2.54%         2.92%         3.75%          3.64%
  Ratio of Net Investment Loss to Average Net Assets .......       (1.43)%       (1.52)%       (1.65)%       (2.01)%        (1.47)%
  Portfolio Turnover Rate ..................................         101%           96%           83%           59%            93%

  * On an annualized basis.
(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(b) Per share information has been calculated using the average number of shares outstanding.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
COMMON STOCKS
CONSUMER GOODS & SERVICES (1.98)%
  Reliance Industries Ltd. American
   Depositary Receipt (ADR) (India)** ...........        40,000       $  568,416
                                                                      ----------
ENERGY - EQUIPMENT (3.19)%
  Camco International Inc. ......................        40,000          915,000
                                                                      ----------
ENERGY - EXPLORATION AND PRODUCTION (20.87)%
  Abacan Resource Corp.(Canada)** ...............       350,000*         858,725
  Bellwether Exploration Co. ....................       190,000        1,021,250
  Benton Oil & Gas Co.** ........................        80,000*         970,000
  International Petroleum Corp.(Canada)** .......       500,000*       1,187,500
  Newscope Resources Ltd.(Canada)** .............       255,200*         733,700
  Noble Affiliates Inc.** .......................       175,000        1,225,000
                                                                      ----------
                                                                       5,996,175
                                                                      ----------
ENERGY - SERVICES (23.51)%
  Amercian Ecology Corp. ........................        95,000          332,500
  Cairn Energy USA, Inc.** ......................       100,000        1,200,000
  Energy Ventures Inc.** ........................        50,000*         950,000
  Global Industries Ltd** .......................        45,000        1,181,250
  Nuevo Energy Co.** ............................        55,000        1,216,875
  Reading and Bates Corp.** .....................        90,000*       1,035,000
  Transocean AS(Norway)** .......................        55,000*         838,811
                                                                      ----------
                                                                       6,754,436
                                                                      ----------
ENTERTAINMENT (2.66)%
  Brassie Golf Corp.(Canada)** ..................       407,900          764,813
                                                                      ----------
INDUSTRIAL - INTERMEDIATE MATERIALS (11.54)%
  Concordia Paper Holdings, (ADR)
   (Hong Kong)** ................................        40,000*         370,000
  Hindalco Industries Ltd.(India)** .............        20,000          637,600
  Kymmene Oy(Finland) ...........................        20,000          546,253
  PT Indah Kiat Pulp & Paper Corp. ..............
   (Indonesia) ..................................       614,400          601,928
  PT Indocement Tunggal Prakar
   (Indonesia) ..................................       170,000*         628,796
  Venezolana de Prerreducidos Caroni
   (Venezuela)** ................................       101,000          530,250
                                                                      ----------
                                                                       3,314,827
                                                                      ----------

INDUSTRIAL - MISCELLANEOUS (11.78)%
  Eastern Aluminium Ltd.(Austrailia)** ..........       620,000          570,586
  Grupo Mexico S.A. B (Mexico) ..................       120,000*         501,048

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GLOBAL RESOURCES FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:COMMON STOCKS AND WARRANTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS.

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
INDUSTRIAL - MISCELLANEOUS (CONTINUED)
  Holderbank Financiere Glarus
    AG (Switzerland)** ..........................          712       $   571,348
  York Research Corp.** .........................      240,000         1,740,000
                                                                     -----------
                                                                       3,382,982
                                                                     -----------
MINING (21.50)%
  Amax Gold Inc.** ..............................      150,000*          843,750
  Barrick Gold Corp.(Canada) ....................       35,000*          809,375
  Battle Mountain Gold Co. ......................      100,000*          762,500
  Cambior Inc.(Canada) ..........................       80,000*          790,000
  Hemlo Gold Mines Inc.(Canada) .................      100,000*          825,000
  Freeport-McMoRan Copper & Gold Inc. ...........       40,000           915,000
  Newmont Gold Co. ..............................       15,000           540,000
  Santa Fe Pacific Corp. ........................       70,000*          691,250
                                                                     -----------
                                                                       6,176,875
                                                                     -----------
UTILITIES (1.69)%
  OEMV AG(Austria)** ............................        5,625           485,295
                                                                     -----------
                             TOTAL COMMON STOCKS
                               (Cost $27,819,286)       (98.72)%      28,358,819
                                                      --------       -----------
WARRANTS
INDUSTRIAL - MISCELLANEOUS (0.01)%
  Holderbank Financiere Glarus AG
 (Switzerland)** ................................        3,560*            4,229
                                                                     -----------
                                   TOTAL WARRANTS
                                        (Cost $0)        (0.01)%           4,229
                                                      --------       -----------
                                TOTAL INVESTMENTS       (98.73)%     $28,363,048
                                                      ========       ===========

* Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

PORTFOLIO CONCENTRATION
--------------------------------------------------------------------------------

THE GLOBAL RESOURCES FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN THE NATURAL RESOURCE INDUSTRY IN THE UNITED STATES AND ABROAD. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGE OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS COUNTRY CATEGORIES.


                                                               MARKET VALUE AS A
COUNTRY DIVERSIFICATION                                         % OF NET ASSETS
-----------------------                                         ---------------
Australia .................................................           1.99%
Austria ...................................................           1.69
Canada ....................................................          20.78
Finland ...................................................           1.90
Hong Kong .................................................           1.29
India .....................................................           4.20
Indonesia .................................................           4.28
Mexico ....................................................           1.74
Norway ....................................................           2.92
Switzerland ...............................................           2.00
United States .............................................          54.09
Venezuela .................................................           1.85
                                                                     -----
                                          TOTAL INVESTMENTS          98.73%
                                                                     =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Global Resources Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund, John Hancock Money Market Fund and John Hancock Government Income Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

   The Board of Directors have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 5.00% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 5.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. On June 15, 1994, Class A shares were sold to commence class activity. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   At October 31, 1995, there were no open forward foreign currency exchange contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1995, the Fund has $421,721 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: October 31, 2000 -- $16,520, October 31, 2002 -- $90,341 and October 31, 2003 -- $314,860. For Federal income tax purposes, net currency exchange gains and losses from sale of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B  --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.75% of the Fund's average daily net assets. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $212,918 and $50,516, respectively, resulting in a total fee of $263,434.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $13,467 with regard to sales of Class A shares. Out of this amount, $2,273 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,959 was paid as sales commissions to unrelated broker-dealers and $235 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro &Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $99,592.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% (0.95% effective December 1, 1995) of the Fund's average daily net assets attributable to Class B shares, to reimburse JHFunds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive, under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

   A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $460.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Trustees in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.


NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $34,964,923 and $45,488,648, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal income tax purposes was $27,819,286. Gross unrealized appreciation and depreciation of investments aggregated $3,554,147 and $3,010,385, respectively, resulting in net unrealized appreciation of $543,762.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss of $472,186, an increase in accumulated net realized loss on investments of $2,682 and a decrease in capital paid-in of $469,504. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                   John Hancock Funds - Global Resources Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock Global Resources Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Global Resources Fund (the "Fund"), (formerly the Transamerica Global Resources Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Global Resources Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1995.

   The Fund has not paid any distributions of ordinary income dividends or net long-term capital gains during the fiscal year.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   U.S. government and agencies securities
     (cost - $603,825,785) ......................................  $625,777,653
   Foreign government bonds (cost - $50,166,236) ................    47,443,518
   Multi-family mortgage backed bonds
     (cost - $9,790,279) ........................................     9,832,500
   Joint repurchase agreement ($97,000) .........................        97,000
   Corporate savings account ....................................       105,421
                                                                   ------------
                                                                    683,256,092

  Receivable for shares sold ....................................       103,183
  Receivable for investments sold ...............................    18,642,062
  Interest receivable ...........................................    12,206,152
  Receivable for variation margin - Note A ......................        10,031
  Other assets ..................................................       115,586
                                                                   ------------
                    Total Assets ................................   714,333,106
                    -----------------------------------------------------------
LIABILITIES:
  Dividend payable ..............................................       129,004
  Payable for shares repurchased ................................       361,030
  Payable for investments purchased .............................    15,785,402
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B ..........................................       434,850
  Accounts payable and accrued expenses .........................        99,462
                                                                   ------------
                    Total Liabilities ...........................    16,809,748
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ...............................................   697,686,152
  Accumulated net realized loss on investments and
   financial futures contracts ..................................   (19,491,372)
  Net unrealized appreciation of investments and
   financial futures contracts ..................................    19,323,152
  Undistributed net investment income ...........................         5,426
                                                                   ------------
                    Net Assets ..................................  $697,523,358
                    ===========================================================

NET ASSET VALUE PER SHARE:
  (Based on net assets and shares of beneficial
  interest outstanding - $1,000,000,000 shares
  authorized with $0.01 par value, respectively)
  Class A  - $470,569,527/50,496,527 ............................  $       9.32
  =============================================================================
  Class B - $226,953,831/24,341,348 .............................  $       9.32
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($9.32 x 104.71%) ...................................  $       9.76
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ......................................................  $ 26,331,033
                                                                   ------------

  Expenses:
   Investment management fee - Note B ...........................     1,869,527
   Distribution/service fee - Note B
     Class A ....................................................       147,525
     Class B ....................................................     2,292,294
   Transfer agent fee ...........................................       484,392
   Custodian fee ................................................        76,872
   Auditing fee .................................................        65,587
   Printing .....................................................        44,872
   Trustees' fees ...............................................        30,993
   Advisory board fee ...........................................        25,219
   Legal fees ...................................................        23,474
   Registration and filing fees .................................        23,362
   Miscellaneous ................................................        21,275
                                                                   ------------
                    Total Expenses ..............................     5,105,392
                    -----------------------------------------------------------
                    Net Investment Income .......................    21,225,641
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments sold .........................    (7,005,257)
  Net realized gain on financial futures contracts ..............       236,316
  Change in net unrealized appreciation/depreciation
   of investments ...............................................    49,821,652
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...............................      (518,532)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .........................    42,534,179
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...................  $ 63,759,820
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Government Income Fund


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          YEAR ENDED OCTOBER 31,
                                                                                                     ------------------------------
                                                                                                         1995              1994
                                                                                                     ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income............................................................................  $ 21,225,641      $ 18,739,100
  Net realized loss on investments sold............................................................    (6,768,941)      (12,072,264)
  Change in net unrealized appreciation/depreciation of investments................................    49,303,120       (24,904,672)
                                                                                                     ------------      ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.................................    63,759,820       (18,237,836)
                                                                                                     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.7182 and $0.0600 per share, respectively).........................................    (4,353,217)           (1,228)
   Class B - ($0.6528 and $0.6500 per share, respectively).........................................   (16,866,998)      (18,621,004)
  Distributions from net realized gain on investments sold and financial futures contracts
   Class B - (none and $0.0200 per share, respectively)............................................      ......            (730,403)
                                                                                                     ------------      ------------
   Total Distributions to Shareholders.............................................................   (21,220,215)      (19,352,635)
                                                                                                     ------------      ------------

FROM FUND SHARE TRANSACTIONS-- NET*................................................................   413,699,323       (14,538,382)
                                                                                                     ------------      ------------

NET ASSETS:
  Beginning of period..............................................................................   241,284,430       293,413,283
                                                                                                     ------------      ------------
  End of period (including undistributed net investment income of $5,426 and none, respectively)...  $697,523,358      $241,284,430
                                                                                                     ============      ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------------------
                                                                                1995                              1994
                                                                    ----------------------------     ------------------------------
                                                                      SHARES           AMOUNT           SHARES            AMOUNT
CLASS A**                                                           ----------      ------------     ------------      ------------
  Shares sold.....................................................     316,821      $  2,814,999           25,409      $    223,359
  Shares issued in reorganization - Note D........................  51,435,148       464,795,225         ......            ......
  Shares issued to shareholders in reinvestment of distributions..     217,963         2,023,104               69               606
                                                                    ----------      ------------     ------------      ------------
                                                                    51,969,932       469,633,328           25,478           223,965
  Less shares repurchased.........................................  (1,498,883)      (13,909,339)        ......            ......
                                                                    ----------      ------------     ------------      ------------
  Net increase....................................................  50,471,049      $455,723,989           25,478      $    223,965
                                                                    ==========      ============     ============      ============
CLASS B
  Shares sold.....................................................   2,414,651      $ 21,569,979        4,611,686      $ 43,702,215
  Shares issued in reorganization - Note D........................     243,005         2,166,726         ......            ......
  Shares issued to shareholders in reinvestment of distributions..     973,020         8,764,619        1,061,434         9,872,309
                                                                    ----------      ------------     ------------      ------------
                                                                     3,630,676        32,501,324        5,673,120        53,574,524
  Less shares repurchased.........................................  (6,837,005)      (74,525,990)      (7,326,339)      (68,336,871)
                                                                    ----------      ------------     ------------      ------------
  Net decrease....................................................  (3,206,329)     $(42,024,666)      (1,653,219)     $(14,762,347)
                                                                    ==========      ============     ============      ============

** Class A shares commenced operations on September 30, 1994.

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

                                                                                         FOR THE PERIOD
                                                                                       SEPTEMBER 30, 1994
                                                                                        (COMMENCEMENT OF
                                                                    YEAR ENDED           OPERATIONS) TO
                                                                OCTOBER 31, 1995(a)     OCTOBER 31, 1994
                                                                -------------------    ------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................       $   8.75               $ 8.85
                                                                     --------               ------
  Net Investment Income.......................................           0.72                 0.06
  Net Realized and Unrealized Gain (Loss) on



   Investments and Financial Futures Contracts................           0.57                (0.10)
                                                                     --------               ------
   Total from Investment Operations...........................           1.29                (0.04)
                                                                     --------               ------
  Less Distributions:
  Dividends from Net Investment Income........................          (0.72)               (0.06)
                                                                     --------               ------
  Net Asset Value, End of Period..............................       $   9.32               $ 8.75
                                                                     ========               ======
  Total Investment Return at Net Asset Value (b)(c)...........          15.32%               (0.45%)**
  Total Adjusted Investment Return at Net Asset Value (c).....          15.28%               (0.46%)**

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................       $470,569               $  223
  Ratio of Expenses to Average Net Assets (b).................           1.19%                0.12%*
  Ratio of Net Investment Income to Average Net Assets (b)....           7.38%                0.71%*
  Portfolio Turnover Rate.....................................            102%                  92%


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

FINANCIAL HIGHLIGHTS (continued)

----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                                     -------------------------------------------------------
                                                                     1995(a)      1994        1993        1992        1991
                                                                     --------   --------    --------    --------    --------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..........................     $   8.75   $  10.05    $   9.83    $   9.79    $   9.37
                                                                     --------   ---------   --------    --------    --------
  Net Investment Income.........................................         0.65       0.65        0.70        0.80        0.89
  Net Realized and Unrealized Gain (Loss) on
   Investments and Financial Futures Contracts..................         0.57      (1.28)       0.24        0.03        0.40
                                                                     --------   --------    --------    --------    --------
   Total from Investment Operations.............................         1.22      (0.63)       0.94        0.83        1.29
                                                                     --------   --------    --------    --------    --------
  Less Distributions:
  Dividends from Net Investment Income..........................        (0.65)     (0.65)      (0.72)      (0.79)      (0.87)
  Distributions from Net Realized Gains on Investments
   Sold and Financial Futures Contracts.........................       ......      (0.02)     ......      ......      ......
                                                                     --------   --------    --------    --------    --------
   Total Distributions..........................................        (0.65)     (0.67)      (0.72)      (0.79)      (0.87)
                                                                     --------   --------    --------    --------    --------
  Net Asset Value, End of Period................................     $   9.32   $   8.75    $  10.05    $   9.83    $   9.79
                                                                     ========   ========    ========    ========    ========
  Total Investment Return at Net Asset Value (b)(c).............        14.49%     (6.42%)      9.86%       8.81%      14.38%
  Total Adjusted Investment Return at Net Asset Value (c).......        14.47%     (6.43%)      9.85%       8.66%     ......

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).....................     $226,954   $241,061    $293,413    $225,540    $129,014
  Ratio of Expenses to Average Net Assets (b)...................         1.89%      1.93%       2.00%       2.00%       2.00%
  Ratio of Net Investment Income to Average Net Assets (b)......         7.26%      6.98%       7.06%       8.03%       9.09%
  Portfolio Turnover Rate.......................................          102%        92%        138%        112%        162%

  *Annualized
 **Not annualized

(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(b) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.02%, 0.01%, 0.01% and 0.15% for Class B
    for the years ended October 31, 1995, 1994, 1993 and 1992, respectively.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
------------------------------------------------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY
GOVERNMENT INCOME FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN
CATEGORIES: U.S. GOVERNMENT AND AGENCIES SECURITIES, FOREIGN GOVERNMENT BONDS,
MULTI-FAMILY MORTGAGE BACKED BONDS AND SHORT-TERM INVESTMENTS. SHORT-TERM
INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                    PAR VALUE
                                            INTEREST   MATURITY      (000'S         MARKET
ISSUER, DESCRIPTION                           RATE       DATE       OMITTED)         VALUE
-------------------                         --------   --------     ---------       ------
U.S. GOVERNMENT AND AGENCIES SECURITIES
GOVERNMENTAL - U.S. (50.06%)
  Financing Corp.,
   Bond..................................    9.400%    02-08-18      $ 4,000     $  5,201,880
   Bond..................................    9.650     11-02-18        1,600        2,134,000
  Tennessee Valley Authority,
   Pwr Bond 1994 Ser A...................    7.850     06-15-44       13,500       13,927,680
  United States Treasury,
   Bond..................................   15.750     11-15-01       44,340       66,309,140
   Bond..................................   11.625     11-15-02*      23,500       31,122,695
   Bond..................................   11.875     11-15-03*       6,000        8,216,220
   Bond**................................   11.625     11-15-04*      21,150       29,259,756
   Bond..................................   12.750     11-15-10*       7,250       10,797,933
   Bond..................................   12.000     08-15-13*      48,700       73,057,792
   Bond..................................    9.250     02-15-16*       8,000       10,584,960
   Bond..................................    8.875     08-15-17*       3,500        4,498,060
   Bond..................................    8.125     08-15-19*       5,000        6,018,750
   Bond..................................    7.500     11-15-24*       3,000        3,427,500
   Bond..................................    7.625     02-15-25*       6,000        6,965,640
   Note..................................    9.375     04-15-96*      64,700       65,771,432
   Note..................................    6.500     08-15-05*      11,500       11,909,630
                                                                                 ------------
                                                                                  349,203,068
                                                                                 ------------
GOVERNMENTAL - U.S. AGENCIES (39.65%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1094-K......................    7.000     06-15-21        2,300        2,306,463
   CMO REMIC 1218-G......................    4.500     05-15-14        2,000        1,857,500
   CMO REMIC 1408-H......................    6.500     10-15-19        4,754        4,651,848
   CMO REMIC 1634-PN.....................    4.500     12-15-23*      10,575        7,841,997
   CMO REMIC 1667-PE.....................    6.000     03-15-08*      11,750       11,474,580
  Federal Judiciary Office Building,
   Zero Coupon Bond......................    0.000     02-15-01          250          180,325



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

                                                                                       PAR VALUE
                                                             INTEREST   MATURITY        (000'S         MARKET
ISSUER, DESCRIPTION                                            RATE       DATE         OMITTED)         VALUE
-------------------                                          --------   --------       ---------       ------
GOVERNMENTAL - U.S. AGENCIES (CONTINUED)
  Federal National Mortgage Association,
   30 Yr SF Pass Thru Ctf..................................   8.000%    11-01-24 to*   $10,449      $ 10,712,994
                                                                        05-01-25

   30 Yr SF Pass Thru Ctf..................................   8.500     09-01-24 to     18,042        18,700,954
                                                                        10-01-24

   30 Yr SF Pass Thru Ctf..................................  11.875     05-19-00*        6,800         8,348,020
   GTD REMIC Pass Thru Ctf X-225C-TK.......................   6.500     12-25-23*        5,032         4,756,800
   GTD REMIC Pass Thru Ctf 1990-51-H.......................   7.500     05-25-20           200           205,062
   GTD REMIC Pass Thru Ctf 1990-58-J.......................   7.000     05-25-20         3,700         3,675,691

   GTD REMIC Pass Thru Ctf 1990-94-D.......................   6.500     08-25-20         1,660         1,623,165
   GTD REMIC Pass Thru Ctf 1991-56-M.......................   6.750     06-25-21         4,000         3,943,720
   GTD REMIC Pass Thru Ctf 1992-210-H......................   6.500     03-25-19*       10,000         9,821,800
   GTD REMIC Pass Thru Ctf 1994-36-N.......................   6.500     03-25-24*       18,645        17,380,496
   GTD REMIC Pass Thru Ctf 1994-48-E.......................   6.000     11-25-08*        3,685         3,535,278
   GTD REMIC Pass Thru Ctf 1994-51-PV......................   6.000     03-25-04*       20,926        18,663,272
   GTD REMIC Pass Thru Ctf 1994-72-K.......................   6.000     04-25-24         6,389         5,697,835
  Government National Mortgage Association,

   30 Yr SF Pass Thru Ctf..................................   7.000     08-15-23*       15,162        15,068,047
   30 Yr SF Pass Thru Ctf..................................   7.500     05-15-23 to*    75,193        76,245,566
                                                                        09-01-25

   30 Yr SF Pass Thru Ctf..................................   8.000     07-15-23 to*    32,977        33,964,191
                                                                        08-15-24

   30 Yr SF Pass Thru Ctf..................................   8.500     02-15-25*        3,036         3,164,311
   30 Yr SF Pass Thru Ctf..................................  11.000     01-15-14 to*    11,348        12,754,670
                                                                        12-15-15                    ------------
                                                                                                     276,574,585
                                                                                                    ------------
              TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                        (Cost $603,825,785)                            (89.71%)     625,777,653
                                                                                        ------      ------------
FOREIGN GOVERNMENT BONDS
U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS (6.80%)
  Brazil, Republic of,
   Bond DISC ZL............................................   6.812#    04-15-24*        5,000         2,975,000
  British Columbia Hydro and Power Auth.
   Bond Ser FG.............................................  15.000     04-15-11         3,900         4,250,103
   Bond Ser FJ.............................................  15.500     11-15-11         1,700         1,964,299
  Hydro-Quebec Corp.,
   Deb Ser IF..............................................   7.375     02-01-03*        5,500         5,689,255
   Deb Ser HK..............................................   9.375     04-15-30         2,000         2,401,060
   Deb Ser HS..............................................   9.400     02-01-21*        5,000         5,986,350
   Deb Ser FU..............................................  11.750     02-01-12           270           384,218
  International Bank for Reconstruction and Development,
   Thirty Year Bond Ser 1987...............................   9.250     07-15-17*        4,000         5,072,640


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

                                                                                                       PAR VALUE
                                                                             INTEREST   MATURITY        (000'S         MARKET
ISSUER, DESCRIPTION                                                            RATE       DATE         OMITTED)         VALUE
-------------------                                                          --------   --------       ---------       ------
U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS (CONTINUED)
  Landeskreditbank Baden-Wuerttemberg
   Sub Notes...........................................................       7.625%    02-01-23*       $ 7,050     $  7,640,085
  Ontario, Province of,
   30 Year Deb.........................................................      15.125     05-01-11          1,345        1,477,738
   30 Year Deb.........................................................      17.000     11-05-11          5,000        5,835,250
  Saskatchewan, Province of,
   30 Year Deb.........................................................       9.375     12-15-20*         3,000        3,767,520
                                                                                                                    ------------
                                         TOTAL FOREIGN GOVERNMENT BONDS

                                                     (Cost $50,166,236)                                  (6.80%)      47,443,518
                                                                                                        ------      ------------

MULTI-FAMILY MORTGAGE BACKED BONDS (1.41%)
  DLJ Mortgage Acceptance Corp.,
   CMO REMIC 1993-M10-A2...............................................       7.200     07-15-03          4,732        4,849,791
     4,849,791
   CMO REMIC 1993-MF7-A1...............................................       7.400     06-18-03          4,833        4,982,709
                                                                                                                    ------------
                               TOTAL MULTI-FAMILY MORTGAGE BACKED BONDS
                                                      (Cost $9,790,279)                                   (1.41%)      9,832,500
                                                                                                        -------     ------------
                                                  TOTAL LONG TERM BONDS
                                                    (Cost $663,782,300)                                  (97.92%)    683,053,671
                                                                                                        -------     ------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.01%)
   Investment in a joint repurchase agreement transaction with
     SBC Capital Markets Inc., Dated 10-31-95, Due 11-01-95
     (secured by U. S. Treasury Bond, 8.750% Due 05-15-17 and
     U.S. Treasury Note, 5.750% Due 09-30-97) Note A...................       5.89      11-01-95             97           97,000
CORPORATE SAVINGS ACCOUNT (0.02%)
   Investors Bank & Trust Company
     Daily Interest Savings
     Account Current Rate 3.00%........................................                                                  105,421
                                                                                                                    ------------
                                           TOTAL SHORT-TERM INVESTMENTS                                   (0.03%)        202,421
                                                                                                        -------     ------------
                                                      TOTAL INVESTMENTS                                  (97.95%)   $683,256,092
                                                                                                        =======     ============

* Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** U.S. Treasury Bonds with a value of $182,614 owned by the Fund were designated as margin deposits for futures contracts at October 31, 1995.
 # Represents rate in effect on October 31, 1995.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Government Income Fund (collectively the "Fund"), John Hancock Emerging Growth Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund, John Hancock Money Market Fund and John Hancock Global Resources Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

     The Board of Directors have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $15,347,195 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires 12/31/2002. The Fund's tax year end is December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     At October 31, 1995, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract will be valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker will be made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund will recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

     For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At October 31, 1995, open positions in financial futures contracts were as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION/
EXPIRATION                 OPEN CONTRACTS         POSITION        (DEPRECIATION)
----------                 -------------          --------        --------------
DEC 95                   69 Treasury Bond           LONG             $51,781
                                                                     =======

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.650% of the first $200,000,000 of the Fund's average daily net asset value, 0.625% of the next $300,000,000 and 0.600% of the Fund's average daily net asset value in excess of $500,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $1,612,806 and $256,721, respectively, resulting in a total fee of $1,869,527.

     The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $35,314 with regard to sales of Class A shares. Out of this amount, $6,442 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $27,090 was paid as commissions to unrelated broker dealers and $1,782 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $308,083.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

     In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

     The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

     A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $2,864.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended October 31, 1995 aggregated $757,830,084 and $343,733,984, respectively.

     The cost of investments (excluding the corporate savings account) owned at October 31, 1995 for Federal income tax purposes was $663,879,300. Gross unrealized appreciation and depreciation of investments aggregated $27,506,612 and $8,235,241, respectively, resulting in net unrealized appreciation of $19,271,371.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Government Securities Trust (JHGST) approved a plan of reorganization between JHGST and the Fund providing for the transfer of substantially all of the assets and liabilities of JHGST to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 51,435,148 Class A shares, and 243,005 Class B shares of John Hancock Government Income Fund for the net assets of JHGST, which amounted to $477,611,353 and $2,257,707 for Class A and Class B shares, respectively, including $12,907,109 of unrealized appreciation, after the close of business at September 15, 1995.

                   John Hancock Funds - Government Income Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock Government Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Government Income Fund (the "Fund"), (formerly the Transamerica Government Income Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1995

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
-------------------------------------------------------------------------------

ASSETS:
  Investments at value - Note C:
   Bonds (cost - $174,275,586)..................................   $174,895,660
   Common stocks, preferred stocks
     and warrants (cost - $11,926,485)..........................     15,917,273
   Joint repurchase agreement (cost - $6,605,000)...............      6,605,000
   Corporate savings account....................................        126,996
                                                                   ------------
                                                                    197,544,929
  Dividends receivable..........................................         85,076
  Receivable for investments sold...............................      6,520,562
  Interest receivable...........................................      5,870,417
  Receivable for shares sold....................................        214,328
  Other assets..................................................         69,226
                                                                   ------------
                    Total Assets................................    210,304,538
                    -----------------------------------------------------------

LIABILITIES:
  Payable for investments purchased.............................      2,640,800
  Payable for shares repurchased................................        283,098
  Dividend payable..............................................         51,919
  Payable for forward foreign currency exchange
   contracts bought - Note A....................................        113,542
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B..........................................        102,933
  Accounts payable and accrued expenses.........................         74,193
                                                                   ------------
                    Total Liabilities...........................      3,266,485
                    -----------------------------------------------------------

NET ASSETS:
  Capital paid-in...............................................    223,773,206
  Accumulated net realized loss on investments and
   foreign currency transactions................................   ( 21,253,679)
  Net unrealized appreciation of investments and
   foreign currency transactions................................      4,497,320
  Undistributed net investment income...........................         21,206
                                                                   ------------
                    Net Assets..................................   $207,038,053
                    ===========================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 125,000,000 shares
  authorized with $0.01 per share par value, respectively)
  Class A - $26,452,279/3,674,039...............................   $       7.20
  =============================================================================
  Class B - $180,585,774/25,087,383.............................   $       7.20
  =============================================================================

MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($7.20 x 104.71%)...................................   $       7.54
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $43,437)........    $19,807,076
  Dividends.....................................................      1,006,279
                                                                    -----------
                                                                     20,813,355
                                                                    -----------
  Expenses:
   Investment management fee - Note B...........................      1,059,723
   Distribution/service fee - Note B
     Class A....................................................         46,932
     Class B....................................................      1,620,766
   Transfer agent fee...........................................        305,670
   Custodian fee................................................         77,621
   Registration and filing fees.................................         62,478
   Auditing fee.................................................         52,671
   Printing.....................................................         46,750
   Trustees' fees...............................................         28,202
   Legal fees...................................................         20,725
   Miscellaneous................................................         16,486
   Advisory board fee...........................................         13,213
                                                                    -----------
                    Total Expenses..............................      3,351,237
                    -----------------------------------------------------------
                    Net Investment Income.......................     17,462,118
                    -----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments sold.........................   ( 11,655,371)
  Net realized loss on foreign currency transactions............   (    353,504)
  Change in net unrealized appreciation/depreciation
   of investments...............................................      9,416,135
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions.............................   (    113,542)
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions...............   (  2,706,282)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations...................    $14,755,836
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        YEAR ENDED OCTOBER 31,
                                                                                                    ------------------------------
                                                                                                        1995            1994
                                                                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income..........................................................................    $ 17,462,118    $ 15,754,523
  Net realized loss on investments sold and foreign currency transactions........................   (  12,008,875)  (   8,882,766)
  Change in net unrealized appreciation/depreciation of investments and foreign
   currency transactions.........................................................................       9,302,593   (   9,524,936)
                                                                                                     ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations...............................      14,755,836   (   2,653,179)
                                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
     Class A - ($0.7310 and $0.8200 per share, respectively).....................................   (   1,845,748)  (     821,430)
     Class B - ($0.6738 and $0.7600 per share, respectively).....................................   (  15,681,410)  (  15,331,034)
  Distributions from net realized gain on investments
     Class A - (none and $0.0465 per share, respectively)........................................              --   (      18,900)
     Class B - (none and $0.0465 per share, respectively)........................................              --   (     870,444)
                                                                                                     ------------    ------------
      Total Distributions to Shareholders........................................................   (  17,527,158)  (  17,041,808)
                                                                                                     ------------    ------------

FROM FUND SHARE TRANSACTIONS -- NET*.............................................................      37,374,759      35,571,332
                                                                                                     ------------    ------------
NET ASSETS:
  Beginning of period............................................................................     172,434,616     156,558,271
                                                                                                     ------------    ------------
  End of period (including undistributed net investment income of $21,206 and $86,246,
    respectively)...............................................................................     $207,038,053    $172,434,616
                                                                                                     ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                          YEAR ENDED OCTOBER 31,
                                                                         --------------------------------------------------------
                                                                                    1995                         1994
                                                                         ---------------------------  ---------------------------
                                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                                         ------------  -------------  ------------  -------------
CLASS A
  Shares sold.........................................................     6,078,825    $43,382,586     3,865,973    $30,826,064
  Shares issued to shareholders in reinvestment of distributions......       135,872        966,256        56,266        435,342
                                                                          ----------    -----------    ----------    -----------
                                                                           6,214,697     44,348,842     3,922,239     31,261,406
  Less shares repurchased.............................................   ( 4,135,476)  ( 29,488,564)  ( 2,612,061)  ( 20,718,136)
                                                                          ----------    -----------    ----------    -----------
  Net increase........................................................     2,079,221    $14,860,278     1,310,178    $10,543,270
                                                                          ==========    ===========    ==========    ===========
CLASS B
  Shares sold.........................................................    10,103,871    $71,810,000    10,695,100    $84,645,545
  Shares issued to shareholders in reinvestment of distributions......     1,007,375      7,154,628       949,832      7,453,158
                                                                          ----------    -----------    ----------    -----------
                                                                          11,111,246     78,964,628    11,644,932     92,098,703
  Less shares repurchased.............................................   ( 7,937,826)  ( 56,450,147)  ( 8,472,714)  ( 67,070,641)
                                                                          ----------    -----------    ----------    -----------
  Net increase........................................................     3,173,420    $22,514,481     3,172,218    $25,028,062
                                                                          ==========    ===========    ==========    ===========


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   FOR THE PERIOD
                                                                                                                    FROM JUNE 30,
                                                                                                                       1993
                                                                                                                   (COMMENCEMENT
                                                                                         YEAR ENDED OCTOBER 31,    OF OPERATIONS)
                                                                                         ----------------------    TO OCTOBER 31,
                                                                                           1995(b)      1994           1993
                                                                                         ---------    ---------    --------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................................     $  7.33      $  8.23        $  8.10
                                                                                          -------      -------        -------
  Net Investment Income .............................................................        0.72         0.80(a)        0.33
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions.....................................................     (  0.12)    (   0.83)          0.09
                                                                                          -------      -------        -------
   Total from Investment Operations .................................................        0.60     (   0.03)          0.42
                                                                                          -------      -------        -------
  Less Distributions:
  Dividends from Net Investment Income...............................................    (   0.73)    (   0.82)      (   0.29)
  Distributions from Net Realized Gain on Investments Sold...........................          --     (   0.05)            --
                                                                                          -------      -------        -------
   Total Distributions ..............................................................    (   0.73)    (   0.87)      (   0.29)
                                                                                          -------      -------        -------
  Net Asset Value, End of Period.....................................................     $  7.20      $  7.33        $  8.23
                                                                                          =======      =======        =======
  Total Investment Return at Net Asset Value (c).....................................        8.83%    (   0.59%)         4.96%(d)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)..........................................     $26,452      $11,696        $ 2,344
  Ratio of Expenses to Average Net Assets............................................        1.16%        1.16%          0.91%*
  Ratio of Net Investment Income to Average Net Assets...............................       10.23%       10.14%         12.89%*
  Portfolio Turnover Rate ...........................................................          98%         153%            204%


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                   ------------------------------------------------------------
                                                                     1995(b)       1994         1993        1992       1991
                                                                   ----------  ------------  ----------  ----------  ----------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.........................     $   7.33    $   8.23      $   7.43    $   7.44    $   6.45
                                                                    --------    --------      --------    --------    --------
  Net Investment Income .......................................         0.67        0.74(a)       0.80        0.87        0.98
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions...............................    (    0.13)  (    0.83)         0.75   (    0.04)       1.06
                                                                    --------    --------      --------    --------    --------
   Total from Investment Operations ...........................         0.54   (    0.09)         1.55        0.83        2.04
                                                                    --------    --------      --------    --------    --------
  Less Distributions
  Dividends from Net Investment Income.........................    (    0.67)  (    0.76)    (    0.75)  (    0.84)  (    0.98)
  Distributions from Net Realized Gain on Investments Sold.....           --   (    0.05)           --          --          --
  Distributions from Capital Paid-in...........................           --          --            --          --   (    0.07)
                                                                    --------    --------      --------    --------    --------
   Total Distributions ........................................    (    0.67)  (    0.81)    (    0.75)  (    0.84)  (    1.05)
                                                                    --------    --------      --------    --------    --------
  Net Asset Value, End of Period...............................     $   7.20    $   7.33      $   8.23    $   7.43   $    7.44
                                                                    ========    ========      ========    ========   =========
  Total Investment Return at Net Asset Value (c)...............         7.97%   (   1.33%)       21.76%      11.56%      34.21%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)....................     $180,586    $160,739      $154,214    $ 98,560    $ 72,023
  Ratio of Expenses to Average Net Assets......................        1.89%       1.91%         2.08%       2.25%       2.24%
  Ratio of Net Investment Income to Average Net Assets.........        9.42%       9.39%        10.07%      11.09%      13.73%
  Portfolio Turnover Rate .....................................          98%        153%          204%        206%         93%


  * On an annualized basis.

(a) On average month end shares outstanding.
(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE HIGH YIELD BOND FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO THREE MAIN
CATEGORIES: PUBLICLY TRADED BONDS, COMMON AND PREFERRED STOCKS AND WARRANTS, AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995

--------------------------------------------------------------------------------


                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
PUBLICLY TRADED BONDS
AEROSPACE (2.42%)
  GPA Group PLC
   *Loan participation 09-30-97 (Ireland) (F)+......................    7.180%     B            $ 1,856     $  1,785,979
  Rohr, Inc.,
   *Sr Note 05-15-03................................................   11.625      BB-            3,000        3,217,500
                                                                                                            ------------
                                                                                                               5,003,479
                                                                                                            ------------
AUTOMOBILE/TRUCK (4.54%)
  Fruehauf Trailer Corp.,
   *Sr Note 04-30-02 (R)............................................   14.750      B              4,000        4,060,000
  Great Dane Holdings,
   *Sr Sub Deb 08-01-01.............................................   12.750      B-             2,435        2,337,600
   *Sub Deb 01-01-06................................................   14.500      CCC            3,132        3,006,720
                                                                                                            ------------
                                                                                                               9,404,320
                                                                                                            ------------
CABLE TV (4.99%)
  Adelphia Communications Corp.,
   *Sr Note 05-15-02................................................   12.500      B              2,500        2,437,500
  Australis Media Ltd.,
   *Unit (Sr Sub Disc Note 05-15-03 & Warr.) (Australia) (F)........     Zero      CCC            3,000        2,175,000
  Cablevision Systems Corp.,
    Sr Sub Deb 02-15-13.............................................    9.875      B              2,000        2,080,000
  CF Cable TV Inc.,
    Sr Sec 2nd Priority Note 02-15-05 (Canada) (F)..................   11.625      BB+            1,000        1,080,000
  Le Groupe Videotron Ltee,
   *Sr Note 02-15-05 (Canada) (F)...................................   10.625      BB+            1,000        1,060,000
  Marcus Cable Co., L.P.,
   *Sr Disc Note 12-15-05...........................................     Zero      B              1,500          890,625
  Scandinavian Broadcasting System SA,
   *Conv Sub Deb 08-01-05 (Netherlands) (F).........................    7.250      B                555          593,850
                                                                                                            ------------
                                                                                                              10,316,975
                                                                                                            ------------
COMPUTERS (1.82%)
  Computervision Corp.,
   *Sr Sub Note 08-15-99............................................   11.375      CCC+           2,000        2,090,000
  Unisys Corp.,
   *Credit Sensitive Note 07-01-97..................................   13.500      BB-              850          858,500
   *Sr Note 10-01-99................................................   10.625      BB-              900          819,000
                                                                                                            ------------
                                                                                                               3,767,500
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
CONSTRUCTION (1.24%)
  Primeco Inc.,
   *Sr Sub Note 03-01-05............................................   12.750%     B            $ 2,500     $  2,575,000
                                                                                                            ------------
CONTAINERS (3.30%)
  Gaylord Container Corp.,
   *Sr Sub Disc Deb 05-15-05........................................     Zero      B-             6,000        5,850,000
  Stone Container Corp.,
   *Sr Note 02-01-01................................................    9.875      B+             1,000          990,000
                                                                                                            ------------
                                                                                                               6,840,000
                                                                                                            ------------
COSMETICS & TOILETRIES (0.96%)
  Renaissance Cosmetics,
   *Sr Note 08-15-01................................................   13.750      B              2,000        1,990,000
                                                                                                            ------------
DRUGS (1.06%)
  Amerisource Distribution Corp.,
    Deb 07-15-05....................................................   11.250      B              1,116        1,202,127
  J.B. Williams Holdings, Inc.,
    Sr Note 03-01-04................................................   12.000      B              1,000          990,000
                                                                                                            ------------
                                                                                                               2,192,127
                                                                                                            ------------
ELECTRONICS (1.67%)
  Alliant Techsystems, Inc.,
   *Sr Sub Note 03-01-03............................................   11.750      B              1,375        1,505,625
  Dictaphone Corp.,
   *Sr Sub Note 08-01-05............................................   11.750      B-             2,000        1,950,000
                                                                                                            ------------
                                                                                                               3,455,625
                                                                                                            ------------
FOODS (1.14%)
  Di Giorgio Corp.,
   *Sr Note 02-15-03................................................   12.000      B              3,000        2,370,000
                                                                                                            ------------
GLASS PRODUCTS (0.84%)
  Owens-Illinois, Inc.,
   *Sr Sub Note 04-01-99............................................   10.250      B+             1,700        1,746,750
                                                                                                            ------------
GOVERNMENTAL -- FOREIGN (0.94%)
  Land & Agricultural Bank of South Africa,
   *Bond 11-15-96 (South Africa) #..................................   16.000      BB             7,000        1,943,437
                                                                                                            ------------
GOVERNMENTAL -- U.S. (0.97%)
  United States Treasury,
   *Bond 11-15-95...................................................   11.500      AAA            2,000        2,004,060
                                                                                                            ------------
INSURANCE (0.85%)
  Home Holdings Inc.,
   *Sr Note 12-15-98................................................    7.750      B-             2,000        1,760,000
                                                                                                            ------------
LEISURE & RECREATION (8.43%)
  Alliance Entertainment Corp.,
   *Sr Sub Note 07-15-05 (R)........................................   11.250      B-               500          502,500
  GB Property Funding Corp.,
   *1st Mtg Note 01-15-04...........................................   10.875      B+             3,000        2,535,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
LEISURE & RECREATION (CONTINUED)
  GNF Corp.,
   *1st Mtg 04-01-03................................................   10.625%     BB           $ 3,000     $  2,617,500
  Hollywood Casino Corp.,
   *Sr Sec Note 11-01-03............................................   12.750      B+             2,000        1,875,000
  Mohegan Tribal Gaming Authority,
   *Sr Sec Note 11-15-02 (R)........................................   13.500      B              1,800        1,885,500
  Showboat, Inc.,
   *Sr Sub Note 08-01-09............................................   13.000      B              2,000        2,200,000
  Station Casinos, Inc.,
   *Sr Sub Note 06-01-03............................................    9.625      B+             1,000          955,000
  Stratosphere Corp.,
   *1st Mtg Note 05-15-02...........................................   14.250      B                600          640,500
  Trump Taj Mahal Funding, Inc.,
   *Deb 11-15-99....................................................   11.350      CAA            5,000        4,250,000
                                                                                                            ------------
                                                                                                              17,461,000
                                                                                                            ------------
METALS (4.34%)
  Alpine Group, Inc., (The),
   *Sr Note 07-15-03 (R)............................................   12.250      B              4,000        3,790,000
  Interlake Corp. (The),
   *Sr Sub Deb 03-01-02.............................................   12.125      CCC+           2,000        1,880,000
  Kaiser Aluminum & Chemical Corp.,
   *Sr Sub Note 02-01-03............................................   12.750      B-             3,000        3,307,500
                                                                                                            ------------
                                                                                                               8,977,500
                                                                                                            ------------
MOTION PICTURES (0.52%)
  Act III Theaters, Inc.,
   *Sr Sub Note 02-01-03............................................   11.875      B-             1,000        1,070,000
                                                                                                            ------------
OIL & GAS (11.14%)
  Dual Drilling Co.,
    Sr Sub Note 01-15-04............................................    9.875      B-             3,750        3,562,500
  Falcon Drilling Co., Inc.,
    Sr Note 01-15-01................................................    9.750      B              2,500        2,550,000
  Maxus Energy Corp.,
    Deb 11-15-15....................................................   11.500      BB-            2,000        2,055,000
  Mesa Capital Corp.,
    Discount Note 06-30-96..........................................   12.750      CCC              516          482,460
    Discount Note 06-30-98..........................................   12.750      CCC+           4,000        3,630,000
  Nuevo Energy Co.,
    Sr Sub Note 06-15-02............................................   12.500      B-             4,000        4,350,000
  TransAmerican Refining Corp.,
   *Unit (1st Mtg Note 02-15-05 & Warr.)............................   16.500      B-             1,500        1,665,000
  TransTexas Gas Corp.,
   *Sr Sec Note 06-15-02............................................   11.500      BB-            2,500        2,612,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
OIL & GAS (CONTINUED)
  Wilrig AS,
    Sr Sec Note 03-15-04 (Norway) (F)...............................   11.250%     B            $ 2,000     $  2,160,000
                                                                                                            ------------
                                                                                                              23,067,460
                                                                                                            ------------
PAPER (4.38%)
  APP International Finance Co. B.V.
   *Gtd Sec Note 10-01-05 (Indonesia) (F)...........................   11.750      BB               750          763,125
  Container Corp. Of America,
    Sr Note Ser A 05-01-04..........................................   11.250      B+             2,000        2,105,000
  Crown Packaging Holdings Ltd.,
    Sr Note 11-01-00 (Canada) (F)...................................   10.750      B3             1,500        1,436,250
  Data Documents Inc.,
   *Sr Sec Note 07-15-02............................................   13.500      B+             2,000        2,170,000
  Indah Kiat International Finance Co.
    Sr Sec Note 06-15-06 (Indonesia) (F)............................   12.500      BB             2,500        2,600,000
                                                                                                            ------------
                                                                                                               9,074,375
                                                                                                            ------------
PUBLISHING (1.49%)
  American Media Operation, Inc.,
   *Sr Sub Note 11-15-04............................................   11.625      B              3,000        3,090,000
                                                                                                            ------------
RETAIL (6.38%)
  Decorative Home Accents, Inc.,
   *Unit (Sr Note 06-30-02 & Common Stock, Class F) (R).............   13.000      B              1,000        1,000,000
  Flagstar Corp.,
   *Sr Sub Deb 11-01-04.............................................   11.250      CCC+           2,750        1,966,250
  Grand Union Corp.,
   *Sr Note 09-01-04................................................   12.000      B-             5,000        4,825,000
  Petro PSC / Properties, L.P.,
   *Sr Note 06-01-02................................................   12.500      B                950          947,625
  Specialty Retailers, Inc.,
   *Sr Sub Note 08-15-03............................................   11.000      B-             2,000        1,870,000
  Star Markets Co.,
   *Sr Sub Note 11-01-04............................................   13.000      CCC+           2,600        2,600,000
                                                                                                            ------------
                                                                                                              13,208,875
                                                                                                            ------------
STEEL (4.80%)
  Geneva Steel Co.,
    Sr Note 01-15-04................................................    9.500      B              2,000        1,450,000
  GS Technologies Operating Co., Inc.,
   *Sr Note 10-01-05................................................   12.250      B              1,000        1,010,000
  NS Group, Inc.,
   *Unit (Sr Sec Note 07-15-03 & Warr.).............................   13.500      B-             2,000        1,660,000
  Sheffield Steel Corp.,
    Sr Note 11-01-01................................................   12.000      B              2,000        1,830,000
  Weirton Steel Corp.,
    Sr Note 03-01-98................................................   11.500      B              1,500        1,541,250
   *Sr Note 06-01-05 (R)............................................   10.750      B              2,650        2,444,625
                                                                                                            ------------
                                                                                                               9,935,875
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
TELECOMMUNICATIONS (2.60%)
  A+ Communications Inc.,
   *Sr Sub Note 11-01-05............................................   11.875%     CCC+          $ 1,500    $  1,500,000
  Century Communications, Corp.,
    Sr Sub Deb 10-15-03.............................................   11.875      B+                700         743,750
  NEXTEL Communications, Inc.,
    Sr Discount Note 08-15-04.......................................     Zero      CCC-            2,000       1,010,000
  ProNet Inc.,
   *Sr Sub Deb 06-15-05 (R).........................................   11.875      B-              2,000       2,135,000
                                                                                                            ------------
                                                                                                               5,388,750
                                                                                                            ------------
TEXTILES (0.58%)
  Apparel Ventures Inc.,
   *Sr Note 12-31-00................................................   12.250      B-              1,500       1,200,000
                                                                                                            ------------
TRANSPORTATION (8.39%)
  AM General Corp.,
   *Sr Note 05-01-02 (R)............................................   12.875      B+              2,000       2,000,000
  Burlington Motor Holdings Inc.,
   *Sr Sub Note 11-01-03............................................   11.500      CCC-            2,000         640,000
  CHC Helicopter Corp.,
    Sr Sub Note 07-15-02 (Canada) (F)...............................   11.500      B-              1,250       1,103,125
  Jet Equipment Trust Ser. 1995-B,
   *Cert 08-15-14 (R)...............................................   10.910      BB+             1,500       1,581,300
  Johnstown America Industries, Inc.,
   *Sr Sub Note 08-15-05............................................   11.750      B               2,000       1,860,000
  NWA Trust,
   *Sub Note 06-21-08...............................................   13.875      B               4,075       4,686,250
  OMI Corp.,
   *Sr Note 11-01-03................................................   10.250      B-              3,000       2,655,000
  USAir Inc.,
   *Sr Deb 04-01-00.................................................   12.875      CCC+             1000       1,020,000
   *Sr Note 02-01-01................................................    9.625      CCC+            2,000       1,820,000
                                                                                                            ------------
                                                                                                              17,365,675
                                                                                                            ------------
UTILITIES (4.68%)
  Columbia Gas System, Inc. (The),
   *Deb 08-01-93 (A)................................................    9.000      D               3,000       4,290,000
  Eskom
   *Bond 05-01-96 (South Africa) #..................................   12.000      B              13,000       3,522,627
  Petroleum Heat & Power Co., Inc.,
   *Sub Deb 02-01-05................................................   12.250      B+              1,700       1,874,250
                                                                                                            ------------
                                                                                                               9,686,877
                                                                                                            ------------
                                                          TOTAL PUBLICLY TRADED BONDS
                                                                  (Cost $174,275,586)             (84.47%)   174,895,660
                                                                                                 -------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                             NUMBER OF SHARES      MARKET
ISSUER, DESCRIPTION                                                                          UNITS OR WARRANTS      VALUE
-------------------                                                                          -----------------     ------
COMMON AND PREFERRED STOCKS AND WARRANTS
  *AVI Holdings, Inc., Warrants (R) ***....................................................        1,500         $     7,500
   Browne Bottling Co., Warrants ***.......................................................          237                 237
   Casino Magic Finance Corp., Warrants ***................................................        9,000                  90
   CHC Helicopter Corp., Warrants (Canada) (F) ***.........................................       16,000              16,000
  *Chevy Chase Savings Bank FSB, 13.00% Ser A Pref Stock...................................       35,000           1,054,375
   Crown Packaging Holdings Ltd., Common Stock (Canada) (F) ***............................        2,750              52,250
  *Data Documents Inc., Warrants ***.......................................................        2,000             170,000
   Farm Fresh Holdings Corp., Common Stock (Class B) ***...................................        1,000              15,000
  *Grand Union Co., Common Stock ***.......................................................       37,000             397,750
  *Northwest Airlines Corp., Common Stock (Class A) ***....................................      120,000           4,815,000
  *PanAmSat Corp., 12.75% Mandatory Exchangeable Sr Red Pref Stock.........................        1,802           1,964,180
  *Qantas Airways Ltd., Common Stock American Depositary Shares (ADS)(Australia) (F)(R)....       32,200             555,450
  *Renaissance Cosmetics, Warrants ***.....................................................        4,000              90,000
   Sheffield Steel Corp., Warrants ***.....................................................       22,500              67,500
  *Swissair Schweizerische Luftverkehr AG Reg Shares, (Switzerland) (F)***.................        3,400           2,139,003
  *UAL Corp., 12.25% Ser B Depositary Shares Pref Stock....................................       75,000           2,259,375
  *USX-Delhi Group, Common Stock...........................................................       60,000             532,500
   Valero Energy Corp., 6.50% Pref Stock...................................................       35,400           1,781,063
                                                                                                                 -----------
                                                                                                                  15,917,273
                                                                                                                 -----------
                                             TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                        (Cost $11,926,485)         (7.69%)         15,917,273
                                                                                                 -------         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                                   PAR VALUE
                                                                                      INTEREST      (000'S         MARKET
ISSUER, DESCRIPTION                                                                     RATE        OMITTED)        VALUE
-------------------                                                                   --------     ---------       ------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (3.19%)
  Investment in a joint repurchase agreement transaction
   with SBC Capital Markets Inc., Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond, 8.750%, due 05-15-17,
   and U.S. Treasury Note, 5.750% , due 09-30-97) - Note A.........................    5.890%       $6,605      $  6,605,000
                                                                                                                ------------
CORPORATE SAVINGS ACCOUNT (0.06%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%..............................................................                                  126,996
                                                                                                                ------------
                                                                TOTAL SHORT-TERM INVESTMENTS       ( 3.25%)        6,731,996
                                                                                                    ------      ------------
                                                                           TOTAL INVESTMENTS       (95.41%)     $197,544,929
                                                                                                    ======      ============

NOTES TO THE SCHEDULE OF INVESTMENTS
(A)Non-income producing - issuer filed for protection under the Federal Bankruptcy Code and has filed a comprehensive reorganization plan.
(F)Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.
  #Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
(R)These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $19,961,875 as of October 31, 1995. See note A of the Notes to Financial Statements for valuation policy.
  +A portion of this security having an aggregate value of $378,435 or 0.18% of the Fund's net assets, has been purchased on a where required basis.
   The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to its unfunded commitment. Accordingly, the market value of $400,812 of U.S. Treasury Bond 11.50%, 11/15/95 has been segregated to cover the unfunded commitment. The sale of this security has certain restrictions.
  *Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
 **Credit ratings are rated by Moody's Investor Services or John Hancock
   Advisers, Inc. where Standard and Poors ratings are not available and are unaudited.
***Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


PORTFOLIO CONCENTRATION
-------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND INVESTS PRIMARILY IN SECURITIES ISSUED IN THE UNITED STATES OF AMERICA. THE PERFORMANCE OF THIS FUND IS CLOSELY TIED TO THE ECONOMIC AND FINANCIAL CONDITIONS OF THE COUNTRIES WITHIN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS.

IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGE OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO COUNTRY CATEGORIES.

                                                                                                    MARKET VALUE
                                                                                                   AS A PERCENTAGE
                                                                                                      OF FUND'S
COUNTRY DIVERSIFICATION                                                                              NET ASSETS
-----------------------                                                                            ---------------
Australia........................................................................................       1.33%
Canada...........................................................................................       2.29
Indonesia........................................................................................       1.62
Ireland..........................................................................................       0.86
Netherlands......................................................................................       0.29
Norway...........................................................................................       1.04
South Africa.....................................................................................       2.64
Switzerland......................................................................................       1.03
United States....................................................................................      84.31
                                                                                                       -----
                                                                                TOTAL INVESTMENTS      95.41%
                                                                                                       =====

                                                                                                    MARKET VALUE
                                                                                                   AS A PERCENTAGE
                                                                                                      OF FUND'S
QUALITY DISTRIBUTION                                                                                 NET ASSETS
--------------------                                                                               ---------------
AAA..............................................................................................       0.97%
BAA..............................................................................................       1.26
BA...............................................................................................      11.17
B................................................................................................      63.90
CAA..............................................................................................       7.17
                                                                                                       -----
                                                                                      TOTAL BONDS      84.47%
                                                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


NOTE A --
ACCOUNTING POLICIES
John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Corporation consists of six series portfolios: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock Government Income Fund, John Hancock High Yield Tax-Free Fund, and John Hancock Money Market Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

     The Board of Directors have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 4.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     At October 31, 1995, open forward foreign currency buy contracts were as follows:

                          PRINCIPAL AMOUNT      EXPIRATION     UNREALIZED
CURRENCY                COVERED BY CONTRACT       MONTH       DEPRECIATION
--------                -------------------     ----------    ------------
SWISS FRANC                  3,000,000           NOV 95        (106,769)
SOUTH AFRICAN RAND             988,666           NOV 95        (    824)
SOUTH AFRICAN RAND           3,967,459           NOV 95        (  5,949)
                                                                -------
                                                               (113,542)
                                                                =======

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,184,252 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires 12/31/2002. The Fund's tax year end is December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding tax and is accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND TRANSACTIONS WITH AFFILIATES AND OTHERS

On December 22, 1994, the Adviser became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.6250% of the first $75,000,000 of the

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


Fund's average daily net asset value, 0.5625% of the next $75,000,000, and 0.5000% of the Fund's average daily net asset value in excess of $150,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $897,349 and $162,374, respectively, resulting in a total fee of $1,059,723.

     The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $239,378 with regard to sales of Class A shares. Out of this amount, $19,285 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $93,088 was paid as sales commissions to unrelated broker-dealers and $127,005 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 4.75% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $418,834.

     In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares, to reimburse JHFunds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares were decreased to 0.95% effective July 1, 1995. This fee structure and plan is similar to the former arrangement with TFD.

     The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of pocket expenses.

     A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $2,081.

     Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $196,154,072 and $172,954,652, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended October 31, 1995 aggregated $15,228,125 and $13,144,980, respectively.

     The cost of investments owned at October 31, 1995 for Federal income tax purposes was $192,807,071. Gross unrealized appreciation and depreciation of investments aggregated $9,964,856, and $5,353,994, respectively, resulting in net unrealized appreciation of $4,610,862.

                    John Hancock Funds - High Yield Bond Fund


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Bond Fund (the "Fund"), (formerly the Transamerica High Yield Bond Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                    /s/Ernst & Young LLP

Boston, Massachusetts
December 15, 1995

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

-------------------------------------------------------------------------------

ASSETS:
  Investments at value -- Note C:
   Bonds (cost -- $164,870,949)..........................  $170,574,382
   Short-term investments (cost -- $2,032,000)...........     2,032,000
   Corporate savings account.............................        57,675
                                                           ------------
                                                            172,664,057

  Receivable for shares sold.............................        23,977
  Interest receivable....................................     3,665,664
  Prepaid expenses.......................................        30,848
  Other assets...........................................         7,940
                                                           ------------
                    Total Assets.........................   176,392,486
                    ===================================================

LIABILITIES:
  Payable for investments purchased......................     6,792,819
  Payable for shares repurchased.........................           305
  Dividend payable.......................................        25,707
  Payable to John Hancock Advisers, Inc. and
   affiliates -- Note B..................................       113,923
                                                           ------------
                    Total Liabilities....................     6,932,754
                    ===================================================

NET ASSETS:
  Capital paid-in........................................   167,739,546
  Accumulated net realized loss on investments and
   financial futures contracts...........................    (3,983,247)
  Net unrealized appreciation of investments                  5,703,433
                                                           ------------
                    Net Assets...........................  $169,459,732
                    ===================================================
                    ---------------------------------------------------

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding -- 125,000,000 shares
  authorized with $0.01 per share par value,
  respectively) Class A -- $14,225,390/1,502,547.........        $ 9.47
  =====================================================================
  ---------------------------------------------------------------------

  Class B -- $155,234,342/16,392,624.....................        $ 9.47
  =====================================================================
  ---------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE*
  Class A -- ($9.47 x 104.71%)...........................        $ 9.92
  =====================================================================
  ---------------------------------------------------------------------

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


STATEMENT OF OPERATIONS
Year ended October 31, 1995

-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest................................................  $12,608,702
                                                            -----------
  Expenses:
   Investment management fee -- Note B....................      991,659
   Distribution/service fee -- Note B
     Class A..............................................       37,440
     Class B..............................................    1,519,671
   Transfer agent fee.....................................      160,834
   Custodian fee..........................................       48,182
   Registration and filing fees...........................       46,326
   Auditing fee...........................................       40,910
   Printing...............................................       30,961
   Trustees' fees.........................................       22,735
   Advisory board fee.....................................       17,219
   Miscellaneous..........................................       13,260
   Legal fees.............................................       12,158
                                                            -----------
                    Total Expenses........................    2,941,355
                    ---------------------------------------------------
                    Net Investment Income.................    9,667,347
                    ===================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES CONTRACTS
  Net realized loss on investments sold...................     (808,622)
  Net realized loss on financial futures contracts           (1,254,931)
  Change in net unrealized appreciation/depreciation
   of investments.........................................   15,034,119
                                                            -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts...........   12,970,566
                    ---------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.............  $22,637,913
                    ===================================================
                    ---------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                            ------------------------------
                                                                                1995              1994
                                                                            -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..................................................    $  9,667,347     $  8,040,548
  Net realized loss on investments sold and financial futures contracts ..   (   2,063,553)   (   1,459,716)
  Change in net unrealized appreciation/depreciation of investments ......      15,034,119    (  14,473,003)
                                                                             -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .......      22,637,913    (   7,892,171)
                                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class A** -- ($0.5780 and $0.4800 per share, respectively) ............        (952,176)   (     369,015)
   Class B -- ($0.5130 and $0.4800 per share, respectively) ..............   (   8,715,173)   (   7,671,533)
  Distributions from net realized gain on investments
   Class B -- (none and $0.19 per share, respectively) ...................              --    (   1,980,359)
  Distributions in excess of net investment income
   Class A** -- ($0.0384 and $0.0900 per share, respectively) ............         (63,196)         (67,471)
   Class B -- ($0.0340 and $0.0700 per share, respectively) ..............        (578,424)   (   1,136,918)
                                                                             -------------    -------------
     Total Distributions to Shareholders .................................   (  10,308,969)   (  11,225,296)
                                                                             -------------    -------------

FROM FUND SHARE TRANSACTIONS -- NET* .....................................   (   9,338,914)      72,145,259
                                                                             -------------    -------------

NET ASSETS:
  Beginning of period ....................................................     166,469,702      113,441,910
                                                                             -------------    -------------
  End of period ..........................................................    $169,459,732     $166,469,702
                                                                             =============    =============


* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                     YEAR ENDED OCTOBER 31,
                                                                    --------------------------------------------------------
                                                                               1995                         1994
                                                                    --------------------------   ---------------------------
                                                                      SHARES         AMOUNT        SHARES          AMOUNT
                                                                    ----------    ------------   -----------    ------------
CLASS A **
  Shares sold..................................................        471,510     $ 4,304,187     1,811,428     $16,937,949
  Shares issued to shareholders in reinvestment
    of distributions...........................................         40,880         373,017        14,913         136,310
                                                                    ----------    ------------   -----------    ------------
                                                                       512,390       4,677,204     1,826,341      17,074,259
  Less shares repurchased......................................     (  755,291)   (  6,954,380)  (    80,893)   (    741,733)
                                                                    ----------    ------------   -----------    ------------
  Net increase (decrease)......................................     (  242,901)   ($ 2,277,176)    1,745,448     $16,332,526
                                                                    ==========    ============   ===========    ============
CLASS B
  Shares sold..................................................      2,984,185     $26,948,744     7,988,008     $76,547,531
  Shares issued to shareholders in reinvestment
    of distributions...........................................        341,251       3,125,237       446,841       4,233,508
                                                                    ----------    ------------   -----------    ------------
                                                                     3,325,436      30,073,981     8,434,849      80,781,039
  Less shares repurchased......................................     (4,059,955)   ( 37,135,719)  ( 2,671,603)   ( 24,968,306)
                                                                    ----------    ------------   -----------    ------------
  Net increase (decrease)......................................      ( 734,519)   ($ 7,061,738)    5,763,246     $55,812,733
                                                                    ==========    ============   ===========    ============


** Class A shares commenced operations on December 31, 1993

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:

-------------------------------------------------------------------------------

                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 31, 1993
                                                                                                           (COMMENCEMENT OF
                                                                                             YEAR ENDED      OPERATIONS)TO
                                                                                             OCTOBER 31,      OCTOBER 31,
                                                                                                1995(b)          1994
                                                                                                -------        -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ......................................................   $  8.82       $  9.85
                                                                                               --------      --------
  Net Investment Income .....................................................................      0.57          0.48(a)
  Net Realized and Unrealized Gain (Loss) on Investments Sold and
    Financial Futures Contracts .............................................................      0.70      (   0.94)
                                                                                               --------      --------
   Total from Investment Operations .........................................................      1.27      (   0.46)
                                                                                               --------      --------
  Less Distributions:
  Dividends from Net Investment Income ......................................................  (   0.58)     (   0.48)
  Distributions in Excess of Net Investment Income ..........................................  (   0.04)     (   0.09)
                                                                                               --------      --------
   Total Distributions ......................................................................  (   0.62)     (   0.57)
                                                                                               --------      --------
  Net Asset Value, End of Period ............................................................   $  9.47       $  8.82
                                                                                               ========      ========
  Total Investment Return at Net Asset Value (c) ............................................     14.85%         4.96%(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .................................................   $14,225       $15,401
  Ratio of Expenses to Average Net Assets ...................................................      1.06%         1.15%*
  Ratio of Net Investment Income to Average Net Assets ......................................      6.36%         6.08%*
  Portfolio Turnover Rate ...................................................................        64%           62%


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

FINANCIAL HIGHLIGHTS (continued)

---------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                    -------------------------------------------------------
                                                                     1995(b)      1994         1993       1992       1991
                                                                    --------    --------     --------    -------    -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........................   $   8.82    $   9.98     $   9.39    $  9.31    $  9.07
                                                                    --------    --------     --------    -------    -------
  Net Investment Income .........................................       0.51        0.48         0.53       0.55       0.54
  Net Realized and Unrealized Gain (Loss) on Investments Sold and
   Financial Futures Contracts ..................................       0.69   (    0.90)        0.72       0.17       0.34
                                                                    --------    --------     --------    -------    -------
   Total from Investment Operations .............................       1.20   (    0.42)        1.25       0.72       0.88
                                                                    --------    --------     --------    -------    -------
  Less Distributions
  Dividends from Net Investment Income ..........................  (    0.51)  (    0.48)   (    0.56)  (   0.55)  (   0.54)
  Distributions in Excess of Net Investment Income ..............  (    0.04)  (    0.07)         --         --         --
  Distributions from Net Realized Gain on Investments Sold ......        --    (    0.19)   (    0.10)  (   0.09)      PPP
  Distributions from Capital Paid-in ............................        --          --           --         --       (0.10)
                                                                    --------    --------     --------    -------    -------
   Total Distributions ..........................................  (    0.55)  (    0.74)   (    0.66)  (   0.64)  (   0.64)
                                                                    --------    --------     --------    -------    -------
  Net Asset Value, End of Period ................................   $   9.47    $   8.82     $   9.98    $  9.39    $  9.31
                                                                    ========    ========     ========    =======    =======
   Total Investment Return at Net Asset Value (c) ...............      13.99%  (    4.44%)      13.69%      7.89%     10.07%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....................   $155,234    $151,069     $113,442
  Ratio of Expenses to Average Net Assets .......................       1.79%       1.85%        2.06%
  Ratio of Net Investment Income to Average Net Assets ..........       5.61%       5.36%        5.23%
  Portfolio Turnover Rate .......................................         64%         62%         100%

   *  On an annualized basis.
  (a) On average month end shares outstanding.
  (b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
  (c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  (d) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

SCHEDULE OF INVESTMENTS

October 31, 1995

-------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY HIGH YIELD TAX-FREE FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:
TAX-EXEMPT LONG-TERM BONDS AND SHORT-TERM INVESTMENTS. THE BONDS ARE FURTHER BROKEN DOWN BY STATES. UNDER EACH STATE IS A LIST OF THE SECURITIES OWNED BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                                  PAR VALUE              YIELD
                                                                     INTEREST   MATURITY   S&P    (000'S       MARKET      AT
STATE, ISSUER, DESCRIPTION                                             RATE       DATE    RATING  OMITTED)      VALUE    MARKET+
--------------------------                                           --------   --------  ------  --------     ------    -------
TAX-EXEMPT LONG-TERM BONDS
CALIFORNIA (14.98%)
  Fontana, County of,
   Special Tax Rev Community Facility District No 90-3 Empire
   Center.....................................................         8.500%    04-01-21  B+***   $7,775   $  7,444,562  8.88%
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Sr Lien Cap Allocation Ser A...................         0.000     01-01-18  BBB-    *7,950      1,771,101  6.89
   Toll Rd Rev Fixed Rate Current Int Ser 1995A...............         6.000     01-01-34  BBB-    *4,850      4,580,340  6.35
  San Bernardino, County of,
   Cert of Part Medical Center Fin Proj.......................         5.500     08-01-17  A-      *4,500      4,066,515  6.09
  South Orange County Public Financing Auth,
   Spec Tax Rev Levrrs Inflos.................................         5.700#    08-15-17  AAA***  *7,500      7,528,125  5.68
                                                                                                              ----------
                                                                                                              25,390,643
                                                                                                              ----------
COLORADO (6.29%)
  Arapahoe County Capital Improvement Trust Fund,
   Highway Rev Ser E-470......................................         6.950     08-31-20  Baa***  *5,000      5,269,050  6.60
  Denver, City And County of,
   Airport Sys Rev Ser 1992A..................................         7.250     11-15-25  BBB      5,000      5,387,450  6.73
                                                                                                              ----------
                                                                                                              10,656,500
                                                                                                              ----------
DISTRICT OF COLUMBIA (0.60%)
  District of Columbia,
   Cert of Part...............................................         7.300     01-01-13  B-       1,000      1,024,660  7.12
                                                                                                              ----------
FLORIDA (8.35%)
  Florida Housing Finance Agency,
   Southlake Apartments Proj Ser D Remarketed 6-1-1993........         8.400     10-01-12  BBB-***  3,300      3,429,459  8.08
  Hillsborough County Aviation Auth,
   Rev Special Purpose Facility Improv US Air Proj............         8.600     01-15-22  B-       3,900      4,224,909  7.94
  Homestead, City of,
   Ind'L Development Rev Community Rehab Proj Ser A...........         7.950     11-01-18  BB***    4,290      4,351,948  7.84
  South Indian River Water Control District,
   Rev Egret Landing Proj Section 15 Phase 1..................         7.500     11-01-18  BB+***   2,000      2,148,440  6.98
                                                                                                              ----------
                                                                                                              14,154,756
                                                                                                              ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                                PAR VALUE              YIELD
                                                                   INTEREST   MATURITY   S&P     (000'S     MARKET       AT
STATE, ISSUER, DESCRIPTION                                           RATE       DATE    RATING   OMITTED)   VALUE      MARKET+
--------------------------                                         --------   --------  ------  --------   ------      -------
ILLINOIS (7.18%)
  Bedford Park, City of,
   Tax Increment Rev Sr Lien Mark IV Proj.....................      9.750%     03-01-12  BB***   $1,000    $ 1,138,640   8.56%
  Chicago, City of,
   Chicago-O'Hare Int'L Airport Spec Facil Rev Ref American
   Airlines Inc...............................................      8.200      12-01-24  BB+     *1,500      1,725,345   7.13
  Illinois Development Finance Auth,
   Solid Waste Disposal Rev Facility Ford Heights Waste
   Tire Proj..................................................      7.875      04-01-11  BB-***   3,035      2,949,231   8.10
  Illinois Health Facilities Auth,
   Rev Fairview Obligated Group Proj Ser A....................      9.500      10-01-22  BB***    2,500      2,715,300   8.75
   Rev Fairview Obligated Group Proj Ser B....................      9.000      10-01-22  BB***    1,500      1,584,375   8.52
  Round Lake Beach, City of,
   Tax Increment Rev Ref......................................      7.500      12-01-13  BB+***   2,000      2,057,600   7.29
                                                                                                           -----------
                                                                                                            12,170,491
                                                                                                           -----------
IOWA (0.13%)
  Iowa Finance Auth,
   Hlth Care Facil Rev Mercy Health - Health
   Initiatives Proj...........................................      9.950      07-01-19  BB***      200        213,808   9.31
                                                                                                           -----------
KANSAS (1.25%)
  Prairie Village, City of,
   Rev Ser A Claridge Court Proj..............................      8.750      08-15-23  BBB-***  2,000      2,125,200   8.23
                                                                                                           -----------
KENTUCKY (3.14%)
  Kenton County Airport Board,
   Rev Spec Facil Delta Airlines Inc Ser 1985.................      7.800      12-01-15  BB       2,500      2,669,000   7.31
   Rev Spec Facil Delta Airlines Proj Ser B...................      7.250      02-01-22  BB       2,500      2,644,050   6.86
                                                                                                           -----------
                                                                                                             5,313,050
                                                                                                           -----------
MARYLAND (1.22%)
  Baltimore, County of,
   Poll Control Rev Ref Bethlehem Steel Corp Proj.............      7.500      06-01-15  BB-***   2,000      2,072,200   7.24
                                                                                                           -----------
MASSACHUSETTS (3.27%)
  Massachusetts Industrial Finance Agency,
   Rev Ser A Southeastern Mass Proj...........................      9.000      07-01-15  BB***    2,800      3,067,680   8.21
  Massachusetts Port Auth,
   Spec Proj Rev Harborside Hyatt Hotel Remarketed 6-20-1991..     10.000      03-01-26  BB***    2,200      2,467,410   8.92
                                                                                                           -----------
                                                                                                             5,535,090
                                                                                                           -----------
MICHIGAN (7.16%)
  Michigan State Strategic Fund Ltd,
   Resource Recovery Rev Great Lakes Pulp & Fibre Proj........     10.250      12-01-16  BB***   *3,000      3,137,010   9.80
  Monroe, County of,
   Poll Control Rev Ser A Detroit Edison Co...................     10.500      12-01-16  BBB        250        258,815  10.14
  Waterford Township Economic Development Corp,
   Rev Ltd Oblig Canterbury Hlth Care.........................      8.375      07-01-23  BB+***   3,500      3,615,080   8.11
  Wayne Charter County Airport,
   Spec Airport Facil Rev Ser 1995**..........................      6.750      12-01-15  BB+***  *5,125      5,125,000   6.75
                                                                                                           -----------
                                                                                                            12,135,905
                                                                                                           -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                        PAR VALUE               YIELD
                                                         INTEREST   MATURITY   S&P       (000'S     MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE       DATE    RATING     OMITTED)    VALUE      MARKET+
--------------------------                               --------   --------  ------    ---------   ------      -------
MISSOURI (0.63%)
  Lees Summit Industrial Development Auth,
   Hlth Facil Ref Rev & Imp John Knox Vlg Proj........   7.125%     08-15-12  A-***      $1,000     $ 1,060,130   6.72%
                                                                                                    -----------
NEW HAMPSHIRE (1.88%)
  New Hampshire Economic Development Auth,
   Rev Ref Poll Control Central Maine Pwr.............   7.375      05-01-14  BB         *3,000       3,176,880   6.96
                                                                                                    -----------
NEW JERSEY (1.49%)
  New Jersey Economic Development Auth,
   Rev Ref Ser J Holt Hauling Proj....................   8.500      11-01-23  BBB-***    *2,500       2,529,975   8.40
                                                                                                    -----------
NEW MEXICO (2.83%)
  Farmington, County of,
   Poll Control Rev Ref Ser A Pub Serv Co
   of New Mexico San Juan Proj........................   6.400      08-15-23  BB*         5,000       4,799,200   6.67
                                                                                                    -----------
NEW YORK (1.60%)
  New York, City of,
   GO Ser 1995 D**....................................   6.000      02-15-25  BBB+       *1,725       1,667,178   6.21
   GO Ser B...........................................   7.300      08-15-11  BBB+         *950       1,036,212   6.69
                                                                                                    -----------
                                                                                                      2,703,390
                                                                                                    -----------
OHIO (5.03%)
  Bedford, County of,
   Rev Ref Community Hosp Bedford Inc.................   8.500      05-15-09  AAA***     1,465        1,673,235   7.44
  Cleveland, City of,
   Parking Facil Imp Rev..............................   8.000      09-15-12  BBB***     1,000        1,072,410   7.46
   Parking Facil Imp Rev..............................   8.100      09-15-22  BBB***    *2,000        2,145,620   7.55
  Lorain, County of,
   Rev First Mtg Kendal At Oberlin Proj Ser A.........   8.625      02-01-22  BB+***     3,300        3,627,690   7.85
                                                                                                    -----------
                                                                                                      8,518,955
                                                                                                    -----------
OKLAHOMA (1.27%)
  Tulsa Municipal Airport Trust, Trustees of,
   Rev American Airlines Inc..........................   7.350      12-01-11  BB+        2,000        2,146,280   6.85
                                                                                                    -----------
OREGON (2.63%)
  Western Generation Agency,
   Rev 1994 Ser A Wauna Cogeneration Proj.............   7.125      01-01-21  BB+***     4,300        4,453,725   6.88
                                                                                                    -----------
PENNSYLVANIA (13.70%)
  Beaver County Industrial Development Auth,
   Coll Poll Control Rev Ref Toledo Edison Co
   Beaver Valley Proj Ser 1995A.......................   7.750      05-01-20  BB        *2,500        2,599,050   7.45
   Coll Poll Control Rev Ref Cleveland Elec Proj......   7.625      05-01-25  BB        *4,600        4,762,058   7.37
  Chester County Industrial Development Auth,
   Rev First Mtg Rha/Pa Nursing Home..................  10.125      05-01-19  BB***        200          219,446   9.23
  Montgomery County Higher Education & Health Auth,
   Hosp Rev Ser A Utd Hosp Original Iss...............   7.500      11-01-14  Ba1***     1,055        1,065,835   7.42
   Hosp Rev Ser B Utd Hosp Original Iss...............   7.500      11-01-13  Ba1***     3,030        3,065,300   7.41
  Montgomery County Redevelopment Auth,
   Multifamily Housing Rev Ser A KBF Assoc L.P. Proj..   6.375      07-01-12  BBB+***   *2,000        2,003,340   6.36
   Multifamily Housing Rev Ser A KBF Assoc L.P. Proj..   6.500      07-01-25  BBB+***   *3,500        3,379,355   6.73


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY   S&P       (000'S        MARKET      AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE    RATING     OMITTED)       VALUE    MARKET+
--------------------------                                          --------   --------  ------     ---------     ------    -------
PENNSYLVANIA (CONTINUED)
  Northampton County Industrial Development Auth,
   Poll Control Rev Ref Bethlehem Steel Proj..................     7.550%       06-01-17   BB-***    $*2,000    $ 2,067,500   7.30%
  Philadelphia Auth For Industrial Development,
   Rev First Mtg Rha Care Pavilion Proj.......................    10.250        02-01-18   BB***         285        296,508   9.85
  Philadelphia Hospitals And Higher Education Facilities Auth,
   Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj......     8.625        07-01-21   BB***       2,300      2,388,757   8.30
   Hosp Rev Methodist Hosp Ser 1987A..........................     9.000        07-01-10   BB          1,295      1,369,709   8.51
                                                                                                                 ----------
                                                                                                                 23,216,858
                                                                                                                 ----------
RHODE ISLAND (1.42%)
  Providence Redevelopment Agency,
   Cert of Part Ser A.........................................     8.000        09-01-24   BB-***      2,250      2,409,705   7.47
                                                                                                                 ----------
SOUTH CAROLINA (0.06%)
  McCormick, County of,
   Hosp Facil Rev McCormick County Nursing Center Proj........    10.500        03-01-18   BB***         100        103,650  10.13
                                                                                                                 ----------
TEXAS (0.23%)
  Houston Housing Finance Corp,
   Single Family Mtg Rev......................................     9.750        09-15-03   B             390        390,398   9.74
                                                                                                                 ----------
UTAH (2.47%)
  Carbon, County of,
   Solid Waste Disposal Rev Ref East Carbon Development
   Corp Ser A.................................................     9.000        07-01-12   BBB-***     2,000      2,114,340   8.51
   Solid Waste Disposal Rev Ref Sunnyside Cogeneration Proj...     9.250        07-01-18   BB-***      1,900      2,078,258   8.46
                                                                                                                 ----------
                                                                                                                  4,192,598
                                                                                                                 ----------
VIRGINIA (3.54%)
  Hopewell Industrial Development Auth,
   Poll Control Rev Stone Container Corp Proj.................     8.250        05-01-10   BB***       1,000      1,089,070   7.58
   Resource Recovery Rev Ref Stone Container Corp Proj........     8.250        06-01-16   BB***       4,500      4,903,065   7.57
                                                                                                                 ----------
                                                                                                                  5,992,135
                                                                                                                 ----------
WASHINGTON (4.75%)
  Port of Walla Walla Public Corp,
   Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj...     9.125        01-01-26   BB-***     *8,000      8,047,760   9.07
                                                                                                                 ----------
WEST VIRGINIA (2.04%)
  Marion, County of,
   Community Solid Waste Disposal Rev American Power Paper
   Recycling Proj.............................................     7.750        12-01-11   BB***       4,000      3,457,640   8.97
                                                                                                                 ----------
WYOMING (1.52%)
  Sweetwater, County of,
  Solid Waste Disposal Rev Ser A FMC Corp Proj................     7.000        06-01-24   BBB        *2,500      2,582,800   6.78
                                                                                                                 ----------
                                                              TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                          (COST $164,870,949)        (100.66%)  170,574,382
                                                                                                      ------    -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                            PAR VALUE
                                                                     INTEREST   MATURITY     (000'S        MARKET
STATE, ISSUER, DESCRIPTION                                             RATE       DATE      OMITTED)       VALUE
--------------------------                                           --------   --------    --------       ------
SHORT TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (1.20%)
  Investment in a joint repurchase agreement with SBC Capital
   Markets Inc., Dated 10-31-95, Due 11-01-95 (secured by
   U.S. Treasury Bond, 8.75% Due 05-15-17, U.S. Treasury Note,
   5.75% Due 09-30-97) Note A..............                           5.89%     11-01-95     $2,032      $ 2,032,000
                                                                                                         -----------
CORPORATE SAVINGS ACCOUNT (0.03%)
  Investors Bank & Trust Company
   Daily Interest Savings
   Account Current Rate 3.00%.................................                                                57,675
                                                                                                        ------------
                                  TOTAL SHORT-TERM INVESTMENTS                              (  1.23%)      2,089,675
                                                                                             ------     ------------
                                             TOTAL INVESTMENTS                              (101.89%)   $172,664,057
                                                                                            =======     ============


   * Securities, other than short term investments, newly added to the portfolio, during the period ended October 31, 1995.
  ** These securities having an aggregate value of $6,792,178 or 4.01% of the Fund's net asset value, have been purchased as forward commitments -- that is, the Fund has agreed on trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its forward commitment. Accordingly, the market values of $1,787,273 of Baltimore, County of, Poll Control Rev Ref Bethlehem Steel Corp Proj, 7.50%, 06-01-05, $4,762,058 of Beaver County Industrial Development Auth, Poll Control Rev Ref Cleveland Elec Proj, 7.625%, 05-01-25, and $678,825 of Illinois Health Facilities Auth, Rev Fairview Obligated Group Proj Ser A, 9.500%, 10-01-22, has been segregated to cover the forward commitments.
*** Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available and are unaudited.
  + The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission and is unaudited.
  #  Represents rate in effect on October 31, 1995.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

PORTFOLIO CONCENTRATION

--------------------------------------------------------------------------------


THE HIGH YIELD TAX-FREE FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE VARIOUS STATES AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATES AND THE FINANCIAL CONDITION OF THE STATES AND THEIR AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND ARE SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.

                                                                                         MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                                                          THE FUND'S NET ASSETS:
-------------------                                                                      -------------------------------
General Obligation..............................................................                     1.60%
Revenue Bonds - Certificate of Participation....................................                     4.43
Revenue Bonds - Electric Power..................................................                     2.63
Revenue Bonds - Health..........................................................                     8.99
Revenue Bonds - Housing.........................................................                     5.43
Revenue Bonds - Industrial Development Bond.....................................                    10.86
Revenue Bonds - Other...........................................................                    16.02
Revenue Bonds - Pollution Control Facilities....................................                    32.86
Revenue Bonds - Transportation..................................................                    16.57
Revenue Bonds - Water & Sewer...................................................                     1.27
                                                                                                   ------
                                                TOTAL TAX-EXEMPT LONG-TERM BONDS                   100.66%
                                                                                                   ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Corporation consists of six series portfolios: John Hancock High Yield Tax-Free Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock Government Income Fund, John Hancock High Yield Bond Fund and John Hancock Money Market Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

   The Board of Directors have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 4.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan.

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract will be valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker will be made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund will recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, there were no open positions in financial futures contracts.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,785,979 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires 12/31/2002. The Fund's tax year end is December 31.


DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

RECLASSIFICATION OF ACCOUNTS During the year ended October 31, 1995, the Fund has reclassified $641,622 from distributions in excess of net investment income to capital paid-in. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

On December 22, 1994, the Adviser became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.6250% of the first $75,000,000 of the Fund's average daily net asset value, 0.5625% of the next $75,000,000, and 0.5000% of the Fund's average daily net asset value in excess of $150,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $830,016 and $161,643, respectively, resulting in a total fee of $991,659.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $118,032 with regard to sales of Class A shares. Out of this amount, $15,719 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $91,111 was paid as sales commissions to unrelated broker-dealers and $11,202 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $470,502.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% (0.90% effective December 1, 1995) of the Fund's average daily net assets attributable to Class B shares, to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $2,023.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $106,192,835 and $110,403,905, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal income tax purposes was $166,902,949. Gross unrealized appreciation and depreciation of investments aggregated $7,369,143, and $1,665,710, respectively, resulting in net unrealized appreciation of $5,703,433.

                  John Hancock Funds - High Yield Tax-Free Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Tax-Free Fund (the "Fund"), (formerly the Transamerica High Yield Tax-Free Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1995

                       JOHN HANCOCK MONEY MARKET FUND

                               CLASS S SHARES


                     STATEMENT OF ADDITIONAL INFORMATION

                                MARCH 1, 1996

                                -------------


        This Statement of Additional Information ("SAI") provides information about John Hancock Money Market Fund (the "Fund"), a diversified series of John Hancock Series, Inc. (the "Corporation"), in addition to the information that is contained in the Fund's Class S Prospectus, dated MARCH 1, 1996 (the "Prospectus").


        This SAI is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                 John Hancock Investor Services Corporation
                                P.O. Box 9116
                      Boston, Massachusetts 02205-5291
                               1-800-225-5291

                              TABLE OF CONTENTS

                                                                  Page
                                                                  ----
Organization of the Corporation. . . . . . . . . . . . . . . . . .   2
Investment Objective and Policies. . . . . . . . . . . . . . . . .   2
Certain Investment Practices . . . . . . . . . . . . . . . . . . .   2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . .   7
Those Responsible for Management . . . . . . . . . . . . . . . . .  10
Investment Advisory and Other Services . . . . . . . . . . . . . .  19
Distribution Contract. . . . . . . . . . . . . . . . . . . . . . .  22
Amortized Cost Method of Portfolio Valuation . . . . . . . . . . .  24
Special Redemptions. . . . . . . . . . . . . . . . . . . . . . . .  25
Description of the Corporation's Shares. . . . . . . . . . . . . .  25
Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Calculation of Performance . . . . . . . . . . . . . . . . . . . .  29
Brokerage Allocation . . . . . . . . . . . . . . . . . . . . . . .  30
Transfer Agent Services. . . . . . . . . . . . . . . . . . . . . .  32
Custody of Portfolio . . . . . . . . . . . . . . . . . . . . . . .  32
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .  33
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . F-1

ORGANIZATION OF THE CORPORATION

        The Corporation is an open-end management investment company organized as a Maryland corporation on June 22, 1987. The Corporation currently has six series: John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock Government Income Fund, John Hancock High Yield Bond Fund, John Hancock High Yield Tax-Free Fund and John Hancock Money Market Fund (the "Fund"). Prior to September 12, 1995, the Fund was called John Hancock Money Market Fund B. Prior to December 22, 1994, the Fund was called Transamerica Money Market Fund B.

        The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. John Hancock Funds, Inc. ("John Hancock Funds") acts as principal distributor of the shares of the Fund.


INVESTMENT OBJECTIVE AND POLICIES

        The Fund seeks to provide maximum current income consistent with the preservation of capital and liquidity. Securities in which the Fund invests may not earn as high a level of current income as longer term or lower quality securities, which generally have less liquidity, greater market risk, and more fluctuation in market value. There can be no assurance that the Fund's investment objective will be realized.


CERTAIN INVESTMENT PRACTICES

        GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

        BANK AND CORPORATE OBLIGATIONS. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

        MUNICIPAL OBLIGATIONS. The Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

        Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. These debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

        Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

        Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

        Federal tax legislation enacted in the 1980's placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

        Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

        The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service

("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated.
Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

        FOREIGN SECURITIES. The Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by foreign banks and their U.S. and foreign branches and foreign branches of U.S. banks. The Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Fund is restricted to purchasing U.S. dollar denominated securities.

        Investing in obligations of non-U.S. issuers and banks, may entail greater risks than investing in similar securities of U.S. issuers. These risks include (i) social, political and economic instability; (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (generally not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's total assets.

        REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total net assets. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Adviser will monitor the creditworthiness of the firms involved.

        FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

        When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

        On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


INVESTMENT RESTRICTIONS

        FUNDAMENTAL INVESTMENT RESTRICTIONS

        The Fund has adopted certain fundamental investment restrictions upon its investments as set forth below which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. A majority for this purpose means: (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of the Fund are represented, whichever is less. If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security would not be considered a violation of policy.

        The Fund may not:

        (1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

        (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

        (3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

        (4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

        (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

        (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

        (7) Invest in companies for the purpose of exercising control or management.

        (8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

        (9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

        (10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

        (11) Purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided, further, that the Fund will not purchase securities issued by an open-end investment company.

        (12) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund's total assets (taken at market value) would be so invested. (The Staff of the Securities and Exchange Commission ("SEC") has taken the position that a money market fund may not invest more than 10% of its net assets in illiquid securities. The Fund has undertaken with the Staff to require, that as a matter of operating policy, it will not invest in illiquid securities in an amount exceeding 10% of its net assets.)

        (13) Issue any senior security (as that term is defined in the Investment Company Act of 1940 ("1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

        In addition, the Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks or (ii) foreign branches of U.S. banks where the Adviser, has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. Also, the Fund may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer maturing in less than one year) shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

        OTHER OPERATING POLICIES

        The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

        In order to comply with certain state regulatory policies, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 15%.

        These operating policies are not fundamental and may be changed without shareholder approval. In order to comply with certain state regulatory practices, certain policies, if changed, would require advance written notice to shareholders.

        The Corporation's Board of Directors has approved the following nonfundamental investment policy pursuant to an order of the SEC:
Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result,
(i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


THOSE RESPONSIBLE FOR MANAGEMENT

        The business of the Corporation is managed by its Directors who elect officers who are responsible for the day-to-day operations of the Corporation and the Fund and who execute policies formulated by the Directors. Several of the officers and Directors of the Corporation are also officers and directors of the Adviser or officers and directors of John Hancock Funds.


        Set forth below is the principal occupation or employment of the Directors and principal officers of the Corporation during the past five years:


                               POSITIONS HELD                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE COMPANY              DURING THE PAST FIVE YEARS
----------------               ----------------              --------------------------
Edward J. Boudreau, Jr.*       Chairman (1,2)                Chairman and Chief Executive Officer,
101 Huntington Avenue                                        the Adviser and The Berkeley Financial
Boston, MA  02199                                            Group ("Berkeley Group"); Chairman,
                                                             NM Capital Management, Inc. ("NM
                                                             Capital"); John Hancock Advisers
                                                             International Limited ("Advisers
                                                             International"); John Hancock Funds,
                                                             Inc., ("John Hancock Funds"), John
                                                             Hancock Investor Services Corporation
                                                             ("Investor Services") and Sovereign Asset
                                                             Management Corporation ("SAMCorp")
                                                             (herein after the Adviser, The Berkeley
                                                             Group, NM Capital, Advisers
                                                             International, John Hancock Funds,
                                                             Investor Services and SAMCorp
                                                             collectively referred to as the "Affiliated
                                                             Companies"); Chairman, First Signature
                                                             Bank & Trust; Director, John Hancock
                                                             Freedom Securities Corp., John Hancock
                                                             Capital Corp., New England/Canada
                                                             Business Council; Member, Investment
                                                             Company Institute Board of Governors;
                                                             Director, Asia Strategic Growth Fund,
                                                             Inc.; Trustee, Museum of Science;
                                                             President, the Adviser (until July 1992);
                                                             Chairman, John Hancock Distributors,
                                                             Inc. ("Distributors") (until April 1994).


--------------------
*   An "interested person" of the Company as such term is defined in the Investment Company Act of
    1940, as amended ("The Investment Company Act").
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Committee on Administration.

                               POSITIONS HELD                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE COMPANY              DURING THE PAST FIVE YEARS
----------------               ----------------              --------------------------

James F. Carlin                Director(3)                   Chairman and CEO, Carlin Consolidated,
233 West Central Street                                      Inc. (insurance); Chairman,
Natick, MA  01760                                            Massachusetts Higher Education
                                                             Coordinating Council (since 1995);
                                                             Trustee, Massachusetts Health and
                                                             Education Tax-Exempt Trust (Financial);
                                                             Director, Rizzo Associates, Inc.
                                                             (Engineering), Arbella Mutual Insurance
                                                             Company (insurance), Consolidated
                                                             Group Trust (group health plan), Carlin
                                                             Insurance Agency, Inc., West Insurance
                                                             Agency, Inc., Allied American Agency,
                                                             Inc. (insurance); Treasurer, Alpha
                                                             Analytical, Inc. (Chemistry Lab);
                                                             Receiver, the City of Chelsea (until
                                                             August



William H. Cunningham          Trustee(3)                    Chancellor, University of Texas System
601 Colorado Street                                          and former President of the University of
O'Henry Hall                                                 Texas, Austin, Texas; Regents Chair for
Austin, TX 78701                                             Free Enterprise; Director, LaQuinta
                                                             Motor Inns, Inc. (hotel management
                                                             company); Director, Jefferson-Pilot
                                                             Corporation (diversified life insurance
                                                             company); Director, Freeport-McMoran
                                                             Inc. (oil and gas company); LBJ
                                                             Foundation Board (education
                                                             foundation); and Advisory Director,
                                                             Texas Commerce Bank - Austin.



--------------------
 *  An "interested person" of the Company as such term is defined in the Investment Company Act of
    1940, as amended ("The Investment Company Act").
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Committee on Administration.

                               POSITIONS HELD                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE COMPANY              DURING THE PAST FIVE YEARS
----------------               ----------------              --------------------------
Charles F. Fretz               Director (3)                  Consultant, self employed; Vice
RD #5, Box 300B                                              President and Director, Towers, Perrin,
Clothier Springs Road                                        Foster & Crosby, Inc. (international
Malvern, PA  19355                                           management consultants) (until 1985).

Harold R. Hiser, Jr.           Director (3)                  Executive Vice President, Schering-
123 Highland Avenue                                          Plough Corporation (pharmaceuticals)
Short Hill, NJ  07078                                        (until 1995); Director, ReCapital
                                                             Corporation (reinsurance).

Charles L. Ladner              Director (3)                  Director, Energy North, Inc. (public
UGI Corporation                                              utility holding company) (until 1992);
P.O. Box 858                                                 Senior Vice President and Chief
Valley Forge, PA  19482                                      Financial Officer of UGI Corp. (public
                                                             utility holding company).

Leo E. Linbeck, Jr.            Director (3)                  Chairman, President, Chief Executive
3810 W. Alabama                                              Officer and Director, Linbeck
Houston, TX 77027                                            Corporation (a holding company engaged
                                                             in various phases of the construction
                                                             industry and warehousing interests);
                                                             Director and Chairman, Federal Reserve
                                                             Bank of Dallas; Chairman of the Board
                                                             and Chief Executive Officer, Linbeck
                                                             Construction Corporation; Director,
                                                             Panhandle Eastern Corporation (a
                                                             diversified energy company), Daniel
                                                             Industries, Inc. (manufacturer of gas
                                                             measuring products and energy related
                                                             equipment), GeoQuest International, Inc.
                                                             (a geophysical consulting firm) and
                                                             Greater Houston Partnership.

--------------------------
 *  An "interested person" of the Company as such term is defined in the Investment Company Act of
    1940, as amended ("The Investment Company Act").
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Committee on Administration.

                                      13


                               POSITIONS HELD                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE COMPANY              DURING THE PAST FIVE YEARS
----------------               ----------------              --------------------------
Patricia P. McCarter           Director (3)                  Director and Secretary of the McCarter
1230 Brentford Road                                          Corp. (machine manufacturer).
Malvern, PA  19355

Steven R. Pruchansky           Director (1,3)                Director and President, Mast Holdings,
6920 Daniel Road                                             Inc.; Director, First Signature Bank &
Naples, FL  33942                                            Trust Company (until August
                                                             1991); Trustee, Mast Realty Trust (until
                                                             1994); President, Maxwell Building Corp.
                                                             (until 1991).

Norman H. Smith                Director (3)                  Retired. Lieutenant General, United States
243 Mt. Oriole Lane                                          Marine Corps; Deputy Chief of Staff for
Linden, VA  22642                                            Manpower and Reserve Affairs,
                                                             Headquarters Marine Corps; Commanding
                                                             General, III Marine Expeditionary
                                                             Force/3rd Marine Division (retired 1991).

John P. Toolan                 Director (3)                  Director, The Muni Bond Funds, National
13 Chadwell Place                                            Liquid Reserves, Inc., The Tax Free
Morristown, NJ  07960                                        Money Fund, Inc. and Vantage Money
                                                             Market Funds (mutual funds), and The
                                                             Inefficient-Market Fund, Inc. (closed-end
                                                             investment company; Chairman, Smith
                                                             Barney Trust Company (retired December,
                                                             1991); Director, Smith Barney, Inc.,
                                                             Mutual Management Company and Smith
                                                             Barney Advisers, Inc. (investment
                                                             advisers) (until December 1991).

-----------------------
 *  An "interested person" of the Company as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Committee on Administration.

                               POSITIONS HELD                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE COMPANY              DURING THE PAST FIVE YEARS
----------------               ----------------              --------------------------
Robert G. Freedman*            Vice Chairman and             Vice Chairman and Chief Investment
101 Huntington Avenue          Chief Investment              Officer, the Adviser; President, the Adviser
Boston, MA  02199              Officer (2)                   (until December 1994).






Anne C. Hodsdon*               President (2)                 President and Chief Operating Officer, the
101 Huntington Avenue                                        Adviser; Executive Vice President, the
Boston, MA  02199                                            Adviser (until December 1994); Senior
                                                             Vice President; the Adviser (until
                                                             December 1993); Vice President, the
                                                             Adviser, (until 1991).

Thomas H. Drohan*              Senior Vice President         Senior Vice President and Secretary of the
101 Huntington Avenue          and Secretary                 Adviser.
Boston, MA  02199

James B. Little*               Senior Vice President         Senior Vice President, the Adviser.
101 Huntington Avenue          and Chief Financial
Boston, MA  02199              Officer

Susan S. Newton*               Vice President,               Vice President and Assistant Secretary, the
101 Huntington Avenue          Assistant Secretary           Adviser.
Boston, MA  02199              and Compliance
                               Officer

John A. Morin*                 Vice President                Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199

James J. Stokowski*            Vice President and            Vice President, the Adviser.
101 Huntington Avenue          Treasurer
Boston, MA  02199

*   An "interested person" of the Company as such term is defined in the Investment Company Act of
    1940, as amended ("The Investment Company Act").
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Committee on Administration.

                                      15

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Directors and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


        As of January 31, 1996 there were 265,680,969 shares outstanding of the Fund, respectively, and the officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of February 2, 1996, John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts held 25 Class S shares representing 100% of the Funds Class S shares. At such date, no other person owned of record or was known by the Corporation to beneficially own as much as 5% or more of the outstanding Class A and B shares of the Fund.


        As of December 22, 1994, the Directors established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser). The members of the Advisory Board are distinct from the Board of Directors, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold and behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

        Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D.C.

Thomas R. Powers, Formerly Chairman of the Board, President and
Chief Executive Officer, TFMC; Director, West Central Advisory Board,
Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B. McDade, Chairman and Director, TransTexas Gas Company;
Director, Houston Industries and Houston Lighting and Power Company;
Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First

National Bank of Bryan; Advisory Director, Sterling Bancshares; Former
Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.


        COMPENSATION OF THE BOARD OF DIRECTORS AND ADVISORY BOARD. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Directors and the Advisory Board members for their services. Mr. Boudreau, a non-Independent Director, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services.



                                              Pension or             Total
                                              Retirement          Compensation
                                           Benefits Accrued    from all Funds in
                          Aggregate         as Part of the        John Hancock
                         Compensation           Fund's           Fund Complex to
Trustees                from the Fund*         Expenses*           Trustees**
--------                --------------         ---------           ----------
James F. Carlin             $  346              $    0             $ 60,700
William H. Cunningham          402                 696               69,700
Charles F. Fretz                29                   0               56,200
Harold R. Hiser, Jr.            --                  48               60,200
Charles L. Ladner              454                   0               60,700
Leo E. Linbeck, Jr.          1,348                   0               73,200
Patricia P. McCarter           454                   0               60,700
Steven R. Pruchansky           470                   0               62,700
Norman H. Smith                470                   0               62,700
John P. Toolan                   4                 342               60,700
                            ------              ------             --------
Total                       $3,977              $1,086             $627,500

*  Compensation is for the fiscal year ended October 31, 1995.

** The total compensation paid by the John Hancock Fund Complex to the Independent Trustees/Directors was $627,500 as of the calendar year ended December 31, 1995. All Trustees/Directors except Messrs. Cunningham and Linbeck are Trustees/Directors of 32 funds in the John Hancock Fund Complex. Messrs. Cunningham and Linbeck are Trustees/Directors of 30 funds.

                                                      Pension or           Total Compensation
                                                      Retirement           from all Funds in
                            Aggregate              Benefits Accrued          John Hancock
                           Compensation             as Part of the          Fund Complex to
Advisory Board***         from the Fund*            Fund's Expenses         Advisory Board**
--------------            --------------            ---------------         ----------------
R. Trent Campbell             $1,675                       $0                   $ 70,000
Mrs. Lloyd Bentsen            $1,204                       $0                   $ 63,000
Thomas R. Powers              $1,175                       $0                   $ 63,000
Thomas B. McDade              $1,675                       $0                   $ 63,000
                              ------                                            --------
TOTAL                         $5,729                       $0                   $259,000

 * Compensation is for the Fiscal year ended October 31, 1995.
** As of December 31, 1995


INVESTMENT ADVISORY AND OTHER SERVICES

        As described in the Prospectus, the Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract. Each of the Directors and principal officers affiliated with the Fund who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund, the Adviser or TFMC (the Fund's prior investment adviser).


        The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and currently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group, which is in turn a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly-owned subsidiary of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries HIGH RATINGS FROM Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


        As described in the Prospectus under the caption "Organization and Management of the Fund," the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business. The Adviser is responsible for the day-to-day management of the Fund's portfolio assets.

        No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

        Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, equipment and supplies and other facilities and personnel required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Fund and pays the expenses of clerical services relating to the administration of the Fund. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund including, but not limited to, (i) the fees of the Directors of the Fund who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), (ii) the fees of the members of the Fund's Advisory Board (described above) and (iii) the continuous public offering of the shares of the Fund are borne by the Fund.

        As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to a percentage of the Fund's average daily net asset value as follows:


                                                                     Fee
Average Daily Net Assets of the Fund                            (annual rate)
------------------------------------                            -------------
First $500 million . . . . . . . . . . . . . . . . . . . . . .      0.500%*
Next $250 million. . . . . . . . . . . . . . . . . . . . . . .      0.425%
Next $250 million. . . . . . . . . . . . . . . . . . . . . . .      0.375%
Next $500 million. . . . . . . . . . . . . . . . . . . . . . .      0.350%
Next $500 million. . . . . . . . . . . . . . . . . . . . . . .      0.325%
Next $500 million. . . . . . . . . . . . . . . . . . . . . . .      0.300%
Amount Over $2.5 billion . . . . . . . . . . . . . . . . . . .      0.275%

* The Adviser has reduced the fee to 0.40% of the Fund's average daily net assets and can not reinstate the fee to 0.50% without Trustees' consent.


        The Adviser may temporarily reduce its advisory fee or make other arrangements to reduce the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses. Currently, the most restrictive limit applicable to the Fund is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

        Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

        The investment management contract initially expires on December 22, 1996 and will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Directors or the holders of a majority of the Fund's outstanding voting securities. The management contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty to the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Directors or by the Adviser. The management contract terminates automatically in the event of its assignment.

        Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


        For the fiscal years ended October 31, 1993 and 1994 advisory fees payable by the Fund to TFMC, the Fund's former investment adviser, amounted to $142,298 and $214,088, respectively. For the fiscal year ended October 31, 1995 advisory fees paid by the Fund to the Adviser was $271,782.


DISTRIBUTION CONTRACT

        DISTRIBUTION CONTRACT. As discussed in the Prospectus, the Fund's shares are sold on a continuous basis at the public offering price. John Hancock Funds, a wholly-owned subsidiary of the Adviser, has the exclusive right, pursuant to the Distribution Contract dated December 22, 1994 (the "Distribution Contract"), to purchase shares from the Fund at net asset value for resale to the public or to broker-dealers at the public offering price.

        The Distribution Contract was initially adopted by the affirmative vote of the Fund's Board of Directors including the vote of a majority of Independent Directors, cast in person at a meeting called for such purpose. The Distribution Contract shall continue in effect until December 22, 1996 and from year to year thereafter if approved by either the vote of the Fund's shareholders or the Board of Directors including the vote of a majority of Independent Directors, cast in person at a meeting called for such purpose. The Distribution Contract may be terminated at any time, without penalty, by either party upon sixty (60) days' written notice or by a vote of a majority of the outstanding voting securities of the Fund and terminates automatically in the case of an assignment by John Hancock Funds.

        DISTRIBUTION PLAN. The Board of Directors, including the Independent Directors of the Fund, approved a new distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class S shares of the Fund (the "Plan"). The Plan was approved by the sole shareholder of Class S shares of the Fund on September 12, 1995 and became effective on September 12, 1995.


        Under the Plan, the distribution or service fee will not exceed an annual rate of 0.40% of the average daily net asset value of the Fund attributable to Class S shares (determined in accordance with the Fund's Prospectus as from time to time in effect). In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class S shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount although the amount may be payable under the Plan in the future.

        Under the Plan, expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Directors shall determine. The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of Class S shares of the Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by John Hancock Funds, other brokers or financial service firms who have arrangements with John Hancock Funds engaged in the sale of Class S shares, (ii) direct out-of-pocket expenses incurred in connection with the distribution of Class S shares, including expenses related to printing of prospectuses and reports; (iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of John Hancock Funds related to the distribution of Class S shares; and (v) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets to, merges with or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plan include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to Class S shareholders of the Fund.

        The Plan provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Directors and the Independent Directors. The Plan provides that it may be terminated (a) at any time by vote of a majority of the Directors, a majority of the Independent Directors, or a majority of the outstanding voting securities of the Class S shares of the Fund or (b) by John Hancock Funds on 60 days' notice in writing to the Fund. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding Class S shares of the Fund. The Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Directors and the Independent Directors of the Fund. In adopting the Plans, the Board of Directors has determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Class S shares of the Fund.

        Information regarding the services rendered under the Plan and the Distribution Contract and the amounts paid therefor by the Fund is provided to, and reviewed by, the Board of Directors on a quarterly basis. In its quarterly review, the Board of Directors considers the continued appropriateness of the Plan and the Distribution Contract and the level of compensation provided therein.

        When the Fund seeks an Independent Director to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Director is, under resolutions adopted by the Directors contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Directors. The members of the Committee on Administration are all Independent Directors and identified in this Statement of Additional Information under the heading "Those Responsible for Management."


AMORTIZED COST METHOD OF PORTFOLIO VALUATION

        The Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Directors will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Directors will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

        Since a dividend is declared to shareholders each time net asset value is determined, the net asset value per share of the Fund will normally remain constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share value. Monthly, any increase in the value of a shareholder's investment from dividends is reflected as an increase in the number of shares in the shareholder's account or is distributed as cash if a shareholder has so elected.

        It is expected that the Fund's net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder's portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represents the amount of excess. By investing in the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure is intended to permit the Fund to maintain its net asset value at $1.00 per share.

        If in the view of the Directors it is inadvisable to continue the practice of maintaining net asset value at $1.00 per share, the Directors reserve the right to alter the procedures for determining net asset value. The Fund will notify shareholders of any such alteration.


SPECIAL REDEMPTIONS

        Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.


DESCRIPTION OF THE CORPORATION'S SHARES


        The Fund operates as one series of the Corporation. All shares of stock of the Corporation ($.01 par value per share) have equal voting rights among shares of the same series (except that each class of shares within a series has sole voting rights with respect to matters solely affecting that class). On September 12, 1995, the Corporation's Articles of Incorporation were amended to increase the authorized common stock of the Corporation from 375,000,000 to 2,500,000,000 shares of Class A Common Stock, from 625,000,000 to 3,000,000,000 shares of Class B Common Stock; and from 0 to 1,000,000,000 shares of Class S Common Stock. No shares of any series or class have pre-emptive or conversion rights. Each series of shares represents interests in a separate portfolio of investments. Each is entitled to all income and gains (or losses) and bears all of the expenses associated with the operations of that portfolio except that each class of a series bears its own DISTRIBUTION EXPENSES. Common expenses of the Corporation are allocated among the series, based upon the respective net assets or ratably or a combination of both whichever is more appropriate, of each series.


        The Board of Directors is authorized to create additional series of shares and classes within any series at any time without approval by shareholders. Six series of shares representing interests in the Corporation are presently authorized.


        Each share of each series or class of the Corporation represents an equal proportionate interest with each other share in that series or class, none having priority or preference over other shares of the same series or class. The interest of investors in the various series or classes of the Corporation is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Corporation, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Board of Directors. The assets of each series are charged with the liabilities of that series and with a share of the Corporation's general liabilities.


        The Board of Directors determines those assets and liabilities deemed to be general assets or liabilities of the Corporation, and these items are allocated among each series in proportion to the relative total net assets of each series. In the unlikely event that the liabilities allocable to a series exceed the assets of that series, the amount to be deemed available for distribution to each affected series shall be determined by the Board of Directors in order to effect an equitable allocation among each series of the Corporation.

        The Corporation has authorized the issuance of three classes of common stock for the Fund, designated as Class A, Class B and Class S shares. Class A, Class B and Class S shares each represent an interest in the same assets of the Fund and are identical in all respects except that each class bears certain expenses related to the distribution of such shares and certain expenses related to transfer agency services. Like Class S shares, Class A shares are not subject to a sales charge on purchases, redemptions or reinvested dividends, nor are they subject to deferred sales charges or an exchange fee. While Class B shares are not subject to a sales charge on purchases or reinvested dividends, nor subject to an exchange fee, Class B shares are subject to a contingent deferred sales charge if redeemed within six years of purchase. The holders of Class A, Class B and Class S shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Directors of the Corporation may classify and reclassify the shares of the Fund into additional classes of common stock at a future date.

        VOTING RIGHTS. Each shareholder of the Corporation is entitled to a full vote for each full share held (and fractional votes for fractional shares). Shareholders of each series or class vote separately from other shareholders of the Corporation with respect to all matters which affect solely the interests of that series or class. After Directors have been elected by shareholders, they will continue to serve indefinitely and they may appoint their own successors, provided that always at least a majority of the Directors have been elected by the Corporation's shareholders. The voting rights of stockholders are not cumulative, so that the holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors. It is the intention of the Corporation not to hold annual meetings of shareholders. The Directors may call annual or special meetings of shareholders of the

Corporation or any class of a series for action by shareholder vote as may be required by the 1940 Act. Pursuant to an undertaking to the Securities and Exchange Commission, the Corporation will call a meeting of shareholders for any purpose, including voting to remove one or more Directors, on the written request of the holders of at least 10% of the outstanding shares of the Corporation. The Fund will assist shareholders with any communications including shareholder proposals.


        DIRECTOR AND OFFICER LIABILITY. Under the Corporation's Articles of Incorporation and the Maryland General Company Law, the directors, officers, employees and agents of the Corporation are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such directors, officers, employees or agents of the Corporation except as such liability may arise from their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

        The Corporation is not required to issue stock certificates. The Corporation shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders.


TAX STATUS

        The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains, if any) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

        The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

        Distributions of net investment income (which include original issue discount and accrued, recognized market discount) and any net realized short-term capital gains, as computed for Federal income tax purposes, will be taxable as described in the Prospectus whether taken in shares or in cash. Although the Fund does not expect to realize any net long-term capital gains, distributions from such gains, if any, would be taxable as long-term capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they taken the distribution in cash, divided by the number of shares received.

        Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder ordinarily will not realize a taxable gain or loss if, as anticipated, the Fund maintains a constant net asset value per share. If the Fund is not successful in maintaining a constant net asset value per share, a redemption may produce a taxable gain or loss.

        Distributions from the Fund will not qualify for the dividends-received deduction for corporate shareholders.

        For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and would not be distributed as such to shareholders.

        Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

        The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions (if any), and ownership of or gains realized (if any) on the redemption of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

        Non-U.S. investors not engaged in U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 31% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

        Provided that the Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

        For the purposes of calculating yield, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

        In any case in which the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

        Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

        Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

        The yield of the Fund is not fixed or guaranteed. Yield quotations should not be considered to be representations of yield of the Fund for any period in the future. The yield of the Fund is a function of available interest rates on money market instruments, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of changes in operating expenses. The Fund's yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at interest rates different from that being earned on current portfolio instruments. Yield could also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund's current portfolio instruments.

        From time to time, in reports and promotional literature, the Fund's yield and total return will be ranked or compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc. "Lipper-Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States or "IBC/Donahue's Money Fund Report," a similar publication. Comparisons may also be made to bank Certificates of Deposit, which differ from mutual funds, like the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CD's and the principal on a CD is insured. Unlike CD's, which are insured as to principal, an investment in the Fund is not insured or guaranteed.

        Performance rankings and ratings, reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRONS, will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.


BROKERAGE ALLOCATION

        Decisions concerning the purchase and sale of portfolio securities are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Directors who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

        The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Directors. For the fiscal years ended October 31, 1995, 1994 and 1993, no negotiated brokerage commissions were paid on portfolio transactions.



        As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Directors that the price is reasonable in light of the services provided and to policies that the Directors may adopt from time to time. During the fiscal year ended October 31, 1995, the fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.



        The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated ("Tucker Anthony"), John Hancock Distributors, Inc. ("John Hancock Distributors") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Directors and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or John Hancock Distributors. During the year ended October 31, 1995, the Fund did not execute any portfolio transactions with then affiliated brokers.


        Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Directors pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Directors believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony, Sutro and John Hancock Distributors are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Directors.


TRANSFER AGENT SERVICES

        John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services a monthly transfer agent fee equal to $18 per account for Class S shares plus out-of-pocket expenses.

CUSTODY OF PORTFOLIO

        Effective September 30, 1995, portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Prior to such date, portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank and Trust Company, 24 Federal Street, Boston, Massachusetts. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

        Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A

                    CORPORATE AND TAX-EXEMPT BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S)

        AAA, AA, A AND BAA - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds."
The foregoing ratings for tax-exempt bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such conditional ratings denote the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered a medium grade obligations; i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP ("S&P")

        AAA, AA, A AND BBB - Bonds rated AAA bear the highest rating assigned to debt obligations, which indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

FITCH INVESTORS SERVICE ("FITCH")

        AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

                           TAX-EXEMPT NOTE RATINGS

        MOODY'S - MIG-1 AND MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

        S&P - SP-1 AND SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

        FITCH - FIN-1 AND FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

              CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

        MOODY'S - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

        S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

        FITCH - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

        OTHER CONSIDERATIONS - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AS OF THAT DATE.

Statement of Assets and Liabilities
October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ASSETS:
  Investments, in money market instruments, at value - Note C:
   Commercial paper (cost - $46,988,126) .......................     $46,988,126
   Negotiable bank certificates of deposit
     (cost - $3,000,000) .......................................       3,000,000
   Corporate interest-bearing obligations
     (cost - $14,107,087) ......................................      14,107,087
   U.S. government obligations (cost - $10,000,000) ............      10,000,000
   Joint repurchase agreement (cost - $653,000) ................         653,000
                                                                     -----------
                                                                      74,748,213
  Cash .........................................................         590,823
  Interest receivable ..........................................         397,572
  Miscellaneous assets .........................................           4,721
  Prepaid expenses .............................................         125,479
                                                                     -----------
                    Total Assets ...............................      75,866,808
                    ------------------------------------------------------------
LIABILITIES:
  Payable for fund shares repurchased ..........................         550,000
  Dividend payable .............................................           8,764
  Payable to John Hancock Advisers, Inc. and
     affiliates - Note B .......................................          36,704
  Accounts payable and accrued expenses ........................          16,333
                                                                     -----------
                    Total Liabilities ..........................         611,801
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..............................................      75,255,007
                                                                     -----------
                    Net Assets .................................     $75,255,007
                    ============================================================

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 3,500,000,000 shares
  authorized with $0.01 per share par value)
  Class A** - $20,942,062/20,942,062 ...........................     $      1.00
  ==============================================================================
  Class B - $54,312,945/54,312,945 .............................     $      1.00
  ==============================================================================

** Class A shares commenced operations on September 12, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT INCOME:
  Interest ..................................................         $3,223,760
                                                                      ----------
  Expenses:
   Distribution/service fee - Note B
     Class A ** .............................................              2,145
     Class B ................................................            516,163
   Investment management fee - Note B .......................            271,782
   Transfer agent fee - Note B ..............................             95,135
   Custodian fee ............................................             45,512
   Registration and filing fees .............................             44,811
   Auditing fee .............................................             23,210
   Printing .................................................             12,729
   Trustees' fees ...........................................             10,078
   Shareholder service fee ..................................              7,461
   Advisory board fee .......................................              4,250
   Legal fees ...............................................              3,262
   Miscellaneous ............................................              3,121
                                                                      ----------
                    Total Expenses ..........................          1,039,659
                    ------------------------------------------------------------
                    Net Investment Income ...................          2,184,101
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............         $2,184,101
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                      YEAR ENDED OCTOBER 31,
                                                                 --------------------------------
                                                                     1995                 1994
                                                                 ------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income .....................................    $  2,184,101        $    842,207
                                                                 ------------        ------------
  Distributions to Shareholders:
  Dividends from net investment income
   Class A** - ($0.0066 and none per share, respectively) ...         (71,384)               --
   Class B - ($0.0401 and $0.0180 per share, respectively) ..      (2,112,717)           (842,207)
                                                                 ------------        ------------
     Total Distributions to Shareholders ....................      (2,184,101)           (842,207)
                                                                 ------------        ------------
FROM FUND SHARE TRANSACTIONS-- NET* .........................      16,889,418          26,819,423
                                                                 ------------        ------------
NET ASSETS:
  Beginning of year .........................................      58,365,589          31,546,166
                                                                 ------------        ------------
  End of year ...............................................    $ 75,255,007        $ 58,365,589
                                                                 ============        ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                            YEAR ENDED OCTOBER 31,
                                                                       -------------------------------
                                                                            1995              1994
                                                                       -------------     -------------
CLASS A **
  Shares sold.......................................................   $  47,205,231             --
  Shares issued to shareholders in reinvestment of distributions....          55,602             --
                                                                       -------------     -------------
                                                                          47,260,833             --
  Less shares repurchased...........................................     (26,318,771)            --
                                                                       -------------     -------------
  Net increase......................................................      20,942,062             --
                                                                       =============     =============
CLASS B
  Shares sold.......................................................     223,741,024      $237,416,247
  Shares issued to shareholders in reinvestment of distributions....       1,684,942           683,416
                                                                       -------------     -------------
                                                                         225,425,966       238,099,663
  Less shares repurchased...........................................    (229,478,610)     (211,280,240)
                                                                       -------------     -------------
  Net increase (decrease)...........................................   $  (4,052,644)      $26,819,423
                                                                       =============     =============

** Class A shares commenced operations on September 12, 1995.

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, DISTRIBUTIONS PAID TO SHAREHOLDERS AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                        FOR THE PERIOD
                                                                      SEPTEMBER 12, 1995
                                                                       (COMMENCEMENT OF
                                                                        OPERATIONS) TO
                                                                       OCTOBER 31, 1995
                                                                      ------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.............................         $   1.00
                                                                            --------
  Net Investment Income............................................             0.01
                                                                            --------
  Less Distributions:
  Dividends from Net Investment Income.............................            (0.01)
                                                                            --------
  Net Asset Value, End of Period...................................         $   1.00
                                                                            ========
  Total Investment Return at Net Asset Value (d)...................             0.64%(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)........................         $ 20,942
  Ratio of Expenses to Average Net Assets..........................             1.07%(*)
  Ratio of Net Investment Income to Average Net Assets.............             4.94%(*)

                                                                                   YEAR ENDED OCTOBER 31,
                                                                     --------------------------------------------------
                                                                     1995(b)     1994       1993        1992     1991
                                                                     -------    -------    -------    -------   -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ............................  $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                                                                     -------    -------    -------    -------   -------
  Net Investment Income ...........................................     0.04       0.02       0.01       0.02      0.05
                                                                     -------    -------    -------    -------   -------
  Less Distributions:
  Dividends from Net Investment Income ............................    (0.04)     (0.02)     (0.01)     (0.02)    (0.05)
                                                                     -------    -------    -------    -------   -------
  Net Asset Value, End of Period ..................................  $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                                                                     =======    =======    =======    =======   =======
  Total Investment Return at Net Asset Value (d) ..................     4.07%      1.87%      0.85%      1.73%     4.61%
  Total Adjusted Investment Return at Net Asset Value (a) (c) .....     --         --         --         --        4.49%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .......................  $54,313    $58,366    $31,546    $31,480   $20,763
  Ratio of Expenses to Average Net Assets .........................     1.92%      2.06%      2.44%      2.47%     2.11%
  Ratio of Adjusted Expenses to Average Net Assets (a) ............     --         --         --         --        2.23%(a)
  Ratio of Net Investment Income to Average Net Assets ............     3.96%      1.97%      0.85%      1.69%     4.57%
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)     --         --         --         --        4.45%(a)

  * On an annualized basis
(a) On an unreimbursed basis without expense reduction.
(b) On December 22, 1994 John Hancock Advisers, Inc. became the Investment Adviser of the Fund.
(c) An estimated total return calculation takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY MONEY MARKET FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FIVE TYPES OF SHORT-TERM INVESTMENTS. MOST CATEGORIES OF SHORT-TERM INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)      VALUE
-------------------                              --------  ----------  ---------      -----
COMMERCIAL PAPER
AUTOMOTIVE (2.92%)
  Ford Motor Credit Co.,
   11-03-95 .........................             5.730%     Tier 1      $1,000    $  999,682
  General Motors Acceptance Corp.,
   11-03-95 .........................             5.800      Tier 1       1,200     1,199,613
                                                                                   ----------
                                                                                    2,199,295
                                                                                   ----------
BANKING - FOREIGN (2.64%)
  Swedish Export Credit Corp.,
   12-05-95 .........................             5.750      Tier 1       2,000     1,989,139
                                                                                   ----------
BROKER SERVICES (11.92%)
  Bear Stearns Cos., Inc.,
   11-02-95 .........................             5.760      Tier 1         400       399,936
  Bear Stearns Cos., Inc.,
   11-22-95 .........................             5.750      Tier 1       1,700     1,694,298
  Goldman Sachs Group, L.P.,
   11-02-95 .........................             5.720      Tier 1       2,000     1,999,682
  Goldman Sachs Group, L.P.,
   11-20-95 .........................             5.730      Tier 1       1,300     1,296,069
  Merrill Lynch & Co., Inc.,
   11-06-95 .........................             5.730      Tier 1         800       799,363
  Merrill Lynch & Co., Inc.,
   11-15-95 .........................             5.750      Tier 1         485       483,916
  Merrill Lynch & Co., Inc.,
   11-20-95 .........................             5.750      Tier 1       2,300     2,293,020
                                                                                   ----------
                                                                                    8,966,284
                                                                                   ----------
BUILDING SUPPLIES (0.66%)
  Halifax Building Society,
   11-06-95 .........................             5.750      Tier 1         500       499,601
                                                                                   ----------
FINANCE (8.58%)
  American Honda Finance Corp.,
   11-01-95 .........................             5.800      Tier 1         900       900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)     VALUE
-------------------                              --------  ----------  ---------     -----
FINANCE (CONTINUED)
  American Honda Finance Corp.,
   11-06-95 .............................         5.800%      Tier 1    $  700    $  699,436
  American Honda Finance Corp.,
   11-15-95 .............................         5.800       Tier 1     1,300     1,297,068
  American Honda Finance Corp.,
   12-08-95 .............................         5.780       Tier 1     1,600     1,590,495
  General Electric Capital Corp.,
   11-14-95 .............................         5.730       Tier 1     1,500     1,496,896
  International Business Machines,
   11-13-95 .............................         5.730       Tier 1       470       469,102
                                                                                  ----------
                                                                                   6,452,997
                                                                                  ----------
MORTGAGE BANKING (5.57%)
  Countrywide Funding Corp.,
   11-01-95 .............................         5.770       Tier 1     1,000     1,000,000
  Countrywide Funding Corp.,
   11-10-95 .............................         5.780       Tier 1     1,300     1,298,122
  Countrywide Funding Corp.,
   11-17-95 .............................         5.800       Tier 1     1,900     1,895,102
                                                                                  ----------
                                                                                   4,193,224
                                                                                  ----------
RETAIL STORES (11.54%)
  Melville Corp.,
   11-13-95 .............................         5.740       Tier 1     3,000     2,994,260
  Melville Corp.,
   11-13-95 .............................         5.750       Tier 1       500       499,042
  Melville Corp.,
   11-16-95 .............................         5.770       Tier 1       700       698,317
  Sears Roebuck Acceptance Corp.,
   11-06-95 .............................         5.760       Tier 1     1,200     1,199,040
  Sears Roebuck Acceptance Corp.,
   11-10-95 .............................         5.750       Tier 1     2,700     2,696,119
  Sears Roebuck Acceptance Corp.,
   12-06-95 .............................         5.750       Tier 1       600       596,646
                                                                                  ----------
                                                                                   8,683,424
                                                                                  ----------
UTILITIES - ELECTRIC (10.61%)
  Pacific Gas and Electric Co.,
   11-07-95 .............................         5.720       Tier 1       500       499,523
  Pennsylvania Power & Light Co.,
   11-07-95 .............................         5.850       Tier 1     1,000       999,025
  Pennsylvania Power & Light Co.,
   11-08-95 .............................         5.850       Tier 1     2,000     1,997,725
  Public Service Electric and Gas Co.,
   11-09-95 .............................         5.770       Tier 1     2,200     2,197,179

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)       VALUE
-------------------                              --------  ----------  ---------       -----
UTILITIES - ELECTRIC (CONTINUED)
  Public Service Electric and Gas Co.,
   11-15-95..............................         5.750%      Tier 1    $ 1,400     $ 1,396,870
  Public Service Electric and Gas Co.,
   11-28-95..............................         5.760       Tier 1        900         896,112
                                                                                    -----------
                                                                                      7,986,434
                                                                                    -----------
UTILITIES - TELEPHONE (8.00%)
  American Telephone & Telegraph Co.,
   11-01-95..............................         5.860       Tier 1        220         220,000
  American Telephone & Telegraph Co.,
   11-13-95..............................         5.720       Tier 1      3,000       2,994,280
  GTE Northwest Inc.,
   11-15-95..............................         5.720       Tier 1      1,010       1,007,753
  GTE Northwest Inc.,
   11-16-95..............................         5.740       Tier 1      1,800       1,795,695
                                                                                    -----------
                                                                                      6,017,728
                                                                                    -----------
                                              TOTAL COMMERCIAL PAPER
                                                  (Cost $46,988,126)     (62.44%)    46,988,126
                                                                        -------     -----------


NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
BANKING (3.98%)
  Morgan Guaranty Trust Co., NY
   10-30-96..............................         6.000       Tier 1      3,000       3,000,000
                                                                                    -----------
                                               TOTAL NEGOTIABLE BANK
                                             CERTIFICATES OF DEPOSIT
                                                   (Cost $3,000,000)      (3.98%)     3,000,000
                                                                        -------     -----------
CORPORATE INTEREST BEARING OBLIGATIONS
AUTOMOTIVE (2.95%)
  General Motors Acceptance Corp.,
   04-04-96..............................         8.800       Tier 1      1,200       1,212,102
  General Motors Acceptance Corp.,
   04-10-96..............................         8.700       Tier 1      1,000       1,010,235
                                                                                    -----------
                                                                                      2,222,337
                                                                                    -----------
BANKING (6.84%)
  NationsBank of Texas,
   08-28-96..............................         6.150       Tier 1      2,300       2,300,000
  NBD Bancorp, Inc.,
   06-03-96..............................         6.125       Tier 1        250         250,115
  PNC Bank NA,
   09-18-96..............................         5.650       Tier 1      2,600       2,595,663
                                                                                    -----------
                                                                                      5,145,778
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAR VALUE
                                                 INTEREST   QUALITY      (000'S
ISSUER, DESCRIPTION                                RATE    RATINGS(*)   OMITTED)       VALUE
-------------------                              --------  ----------  ---------       -----
CHEMICAL (2.67%)
  duPont (E.I.) de Nemours & Co.,
   12-15-95....................................    8.480%     Tier 1    $ 2,000     $ 2,005,493
                                                                                    -----------
DIVERSIFIED (1.34%)
  General Electric Co.,
   05-01-96....................................    7.875      Tier 1      1,000       1,009,754
                                                                                    -----------
FINANCE (4.95%)
  Associates Corp. of North America,
   03-01-96....................................    8.800      Tier 1      2,700       2,724,233
  General Electric Capital Corp.,
   11-15-95....................................    5.250      Tier 1      1,000         999,492
                                                                                    -----------
                                                                                      3,723,725
                                                                                    -----------
                                            TOTAL CORPORATE INTEREST
                                                 BEARING OBLIGATIONS
                                                  (Cost $14,107,087)     (18.75%)    14,107,087
                                                                        -------     -----------
U. S. GOVERNMENT OBLIGATIONS
GOVERNMENTAL - U. S. AGENCIES (13.29%)
  Federal Farm Credit Bank,
   11-01-95....................................    5.730      Tier 1     10,000      10,000,000
                                                                                    -----------
                                  TOTAL U. S. GOVERNMENT OBLIGATIONS
                                                  (Cost $10,000,000)     (13.29%)    10,000,000
                                                                        -------     -----------
JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets -
   Dated 10-31-95, Due 11-01-95 (secured
   by U.S. Treasury Bond, 8.750%
   Due 05-15-17, and by U.S. Treasury
   Note, 5.750% Due 09-30-97) Note A...........    5.890                    653         653,000
                                                                                    -----------
                                    TOTAL JOINT REPURCHASE AGREEMENT
                                                     (Cost $653,000)      (0.87%)       653,000
                                                                        -------     -----------
                                                   TOTAL INVESTMENTS     (99.33%)   $74,748,213
                                                                        =======     ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the U.S. Securities and Exchange Commission, owned by the Fund. The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (Corporation) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Money Market Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund and John Hancock Government Income Fund (collectively, the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock. Prior to September 12, 1995, the Fund was known as John Hancock Money Market Fund B.

     The Board of Directors have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class S shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan have exclusive voting rights to such distribution plan. No Class S shares had been issued as of October 31, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors have determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to Federal income tax on taxable earnings which are distributed to shareholders.

DIVIDENDS The Fund records all distributions to shareholders from net investment income on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND


to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND TRANSACTIONS WITH AFFILIATES AND OTHERS

On December 22, 1994, the Adviser became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.425% of the next $250,000,000 and (c) 0.375% of the Fund's average daily net asset value in excess of $750,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $221,171 and $50,611, respectively, resulting in a total fee of $271,782.

     TFMC, for its respective period, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31,1995, contingent deferred sales charges amounted to $969,561.

     In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B average daily net assets. As of October 27, 1995, the Fund has temporarily limited the distribution and service fees attributable to Class B shares to 0.90% of average daily net assets. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

     The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND


Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

     A partner with Baker & Botts was an officer of the Trust until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $688.

     Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books in other assets. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, including discount earned on investment securities, other than obligations of the U.S. government and its agencies, for the period ended October 31, 1995 aggregated $2,620,334,872 and $2,536,962,220, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies for the period ended October 31, 1995, aggregated $80,835,727 and $90,184,471, respectively. The cost of investments owned at October 31, 1995 for Federal income tax purposes was $74,748,213.

NOTE D --
PLAN OF REORGANIZATION

On November 15, 1995, the shareholders of John Hancock Cash Management Fund ("CMF") approved a plan of reorganization between CMF and the Fund providing for the transfer of substantially all of the assets and liabilities of CMF to the Fund in exchange solely for Class A shares of the Fund to be distributed to CMF's Class A shareholders, receptively.

                     JOHN HANCOCK FUNDS - MONEY MARKET FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Money Market Fund (the "Fund"), (formerly the Transamerica Money Market Fund B), one of the portfolios constituting John Hancock Series, Inc. (formerly Transamerica Series, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Money Market Fund portfolio of John Hancock Series, Inc., at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 15, 1995



TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended October 31, 1995. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1995 dividends qualify for the dividends received deduction available to corporations.

     Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for calendar year 1995.

                          JOHN HANCOCK SERIES, INC.

                                   PART C.

                              OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements included in the Registration Statement:

     John Hancock Emerging Growth Fund
     John Hancock High Yield Tax-Free Fund
     John Hancock High Yield Bond Fund
     John Hancock Global Resources Fund
     John Hancock Government Income Fund
     John Hancock Money Market Fund

     Statement of Assets and Liabilities as of October 31, 1995.
     Statement of Operations for the year ended October 31, 1995.
     Statement of Changes in Net Assets for the years ended October 31, 1994 and 1995.
     Notes to Financial Statements.
     Financial Highlights.
     Schedule of Investments as of October 31, 1995.

     (b)   Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No person is directly or indirectly controlled by or under common control with Registrant.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES

     As of January 31, 1996, the number of record holders of shares of the Registrant were as follows:

           TITLE OF CLASS                         NUMBER OF RECORD HOLDERS
           --------------                         ------------------------

           John Hancock Emerging Growth Fund
           Class A Shares                               11,338
           Class B Shares                               24,094

           John Hancock High Yield Tax-Free Fund
           Class A Shares                                  478
           Class B Shares                                2,998


           TITLE OF CLASS                         NUMBER OF RECORD HOLDERS
           --------------                         ------------------------

           John Hancock High Yield Bond Fund
           Class A Shares                                 906
           Class B Shares                               7,152

           John Hancock Money Market Fund
           Class A Shares                              27,613
           Class B Shares                               2,933
           Class S Shares                                   2

           John Hancock Global Resources Fund
           Class A Shares                                 280
           Class B Shares                               3,185

           John Hancock Government Income Fund
           Class A Shares                              23,701
           Class B Shares                               7,837


ITEM 27.  INDEMNIFICATION

        (a) Indemnification provisions relating to the Registrant's Directors, officers, employees and agents is set forth in Article V of the Registrant's By Laws included as Exhibit 2 herein.

        (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Directors, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

        Section 9(a) of the By-Laws of the John Hancock Mutual Life Insurance Company (the "Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Director or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

        Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc. (the "Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation and By-Laws, the Distribution Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Directors, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
            -----------------------------------------------------

        For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

ITEM 29.    PRINCIPAL UNDERWRITERS

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Fund, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Tax-Exempt Income Fund, John Hancock Sovereign Investors Fund, Inc.

John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John
Hancock Tax-Exempt Series, John Hancock Strategic Series, John   Hancock
Technology Series, Inc., John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III.

(b)   The following table lists, for each director and officer of John  Hancock
Funds, the information indicated.

    NAME AND PRINCIPAL       POSITIONS AND OFFICES    POSITIONS AND OFFICES
    ------------------       ---------------------    ---------------------
     BUSINESS ADDRESS          WITH UNDERWRITER         WITH REGISTRANT
     ----------------          ----------------         ---------------
Edward J. Boudreau, Jr.       President, Chief             Chairman
101 Huntington Avenue       Executive Officer and
Boston, Massachusetts             Director

Robert H. Watts             Director, Executive              None
John Hancock Place          Vice President, and
P.O. Box 111                Compliance Officer
Boston, Massachusetts

Robert G. Freedman                Director           Vice President, Chief
101 Huntington Avenue                                 Investment Officer
Boston, Massachusetts

Stephen M. Blair               Executive Vice                 None
101 Huntington Avenue             President
Boston, Massachusetts

Thomas H. Drohan            Senior Vice President     Senior Vice President
101 Huntington Avenue                                    and Secretary
Boston, Massachusetts

James W. McLaughlin         Senior Vice President             None
101 Huntington Avenue                and
Boston, Massachusetts      Chief Financial Officer

David A. King               Senior Vice President             None
101 Huntington Avenue            and Director
Boston, Massachusetts

James B. Little             Senior Vice President    Senior Vice President
101 Huntington Avenue                                and Chief Financial
Boston, Massachusetts                                       Officer

William S. Nichols          Senior Vice President             None
101 Huntington Avenue
Boston, Massachusetts



    NAME AND PRINCIPAL       POSITIONS AND OFFICES    POSITIONS AND OFFICES
    ------------------       ---------------------    ---------------------
     BUSINESS ADDRESS          WITH UNDERWRITER         WITH REGISTRANT
     ----------------          ----------------         ---------------
John A. Morin                  Vice President           Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                Vice President          Vice President,
101 Huntington Avenue           and Secretary          Assistant Secretary
Boston, Massachusetts                                 and Compliance Officer

Christopher M. Meyer              Treasurer                  None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                  Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                 Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore               Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione               Director                 Director
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                    Director                   None
One Beacon St.
Boston, Massachusetts

Richard O. Hansen                 Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                  Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


    NAME AND PRINCIPAL       POSITIONS AND OFFICES    POSITIONS AND OFFICES
    ------------------       ---------------------    ---------------------
     BUSINESS ADDRESS          WITH UNDERWRITER         WITH REGISTRANT
     ----------------          ----------------         ---------------
Foster Aborn                      Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro             Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher               Director                   None
53 State Street
Boston, Massachusetts

James V. Bowhers          Executive Vice President           None
101 Huntington avenue
Boston, Massachusetts

Michael T. Carpenter        Senior Vice President            None
1000 Louisiana Street
Houston, Texas

       (c)   None.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

     The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company
     Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of Registrant's Transfer Agent and Custodian.

ITEM 31.    MANAGEMENT SERVICES
            -------------------

     Not applicable.

ITEM 32.    UNDERTAKINGS
            ------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

     (d) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of February, 1996.

                                           JOHN HANCOCK SERIES, INC.


                                           By:         *
                                               --------------------------------
                                               Edward J. Boudreau, Jr.
                                               Chairman and Chief
                                               Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                   TITLE                    DATE
          ---------                   -----                    ----
          *                   Chairman and Chief
-------------------------     Executive Officer
Edward J. Boudreau, Jr.       (Principal Executive
                              Officer)

/s/James B. Little            Senior Vice President          February 28, 1996
-------------------------     and Chief Financial
James B. Little               Officer (Principal
                              Financial and
                              Accounting Officer)

          *                   Director
-------------------------
James F. Carlin


          *                   Director
-------------------------
William H. Cunningham


          *                   Director
-------------------------
Charles L. Ladner





                                        EXHIBIT INDEX
                                        -------------

EXHIBIT NO.                             DESCRIPTION                                             PAGE NUMBER
----------                              -----------                                             -----------
  99.B1         Articles of Amendment and Restatement dated June 29, 1987;
                Articles of Amendment dated July 23, 1987; Articles Supplementary dated August 5, 1987; Articles of Amendment dated October 5,
                1987; Articles of Amendment dated June 14, 1989; Articles
                Supplementary dated June 5, 1991; Articles Supplementary dated
                October 22, 1993; Articles Supplementary dated May 17, 1994;
                Articles of Amendment dated May 20, 1994; Articles of Amendment dated December 16, 1994; Articles Supplementary dated September
                11, 1995.+

  99.B2         Amended and Restated By-Laws dated December 22, 1994.*

  99.B3         Not Applicable.

  99.B4         Specimen share certificate for Emerging Growth Fund, High Yield
                Tax-Free Fund, High Yield Bond Fund, Global Resources Fund and
                Government Income Fund (Classes A and B).+

  99.B5         Investment Management Contract between John Hancock Advisers,
                Inc. and the Registrant on behalf of Global Resources Fund dated
                December 22, 1994.*

  99.B5.1       Investment Management Contract between John Hancock Advisers,
                Inc. and the Registrant on behalf of Emerging Growth Fund dated
                December 22, 1994.*

  99.B5.2       Investment Management Contract between John Hancock Advisers,
                Inc. and the Registrant on behalf of High Yield Bond Fund dated
                December 22, 1994.*

  99.B5.3       Investment Management Contract between John Hancock Advisers,
                Inc. and the Registrant on behalf of High Yield Tax-Free Fund dated
                December 22, 1994.*

  99.B5.4       Investment Management Contract between John Hancock Advisers,
                Inc. and the Registrant on behalf of Government Income Fund dated
                December 22, 1994.*

  99.B5.5       Investment Management Contract between John Hancock Advisers,
                Inc. and the Registrant on behalf of Money Market Fund Fund.*

EXHIBIT NO.                             DESCRIPTION                                             PAGE NUMBER
----------                              -----------                                             -----------
  99.B6         Distribution Agreement between Registrant and John Hancock
                Broker Distribution Services, Inc.*

  99.B6.1       Form of Soliciting Dealer Agreement between John Hancock Funds,
                Inc. and the John Hancock funds.*

  99.B6.2       Form of Financial Institution Sales and Service Agreement between
                John Hancock Fund's, Inc. and the John Hancock funds.*

  99.B7         Not Applicable

  99.B8 Master Custodian agreement between the John Hancock funds and Investor Bank & Trust Company.*

  99.B9         Transfer Agency and Service Agreement with John Hancock Fund
                Services, Inc.*

  99.B10        None

  99.B11        Consent of Independent Auditors.+

  99.B12        Financial Statement of the Global Resources Fund for the year ended
                October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.1 Financial Statement of the Emerging Growth Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.2 Financial Statement of the Government Income Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.3      Financial Statement of the High Yield Bond Fund for the year ended
                October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.4 Financial Statement of the High Yield Tax-Free Fund for the year ended October 31, 1995 filed herewith in Part A and Part B.+

  99.B12.5      Financial Statement of the Money Market Fund for the year ended
                October 31, 1995 filed herewith in Part A and Part B.+

  99.B13        None

  99.B15        Plan of Distribution pursuant to Rule 12b-1 as amended and restated
                January 1, 1994.*

  99.B15.1      Class A and Class B Distribution Plan between Global Resources
                Fund and John Hancock Funds, Inc.*

EXHIBIT NO.                             DESCRIPTION                                             PAGE NUMBER
----------                              -----------                                             -----------
  99.B15.2      Class A and  Class B Distribution Plan between Emerging Growth
                Fund and John Hancock Funds, Inc.*

  99.B15.3      Class A and  Class B Distribution Plan between Government Income
                Fund and John Hancock Funds, Inc.*

  99.B15.4      Class A and  Class B Distribution Plan between High Yield Bond
                Fund and John Hancock Funds, Inc.*

  99.B15.5      Class A and  Class B Distribution Plan between High Yield Tax Free
                Fund and John Hancock Funds, Inc.*

  99.B15.6      Class B Distribution Plan between  Money Market Fund and John
                Hancock Funds, Inc.*

  99.B15.7 Class A and Class S Distribution Plan between Money Market Fund and John Hancock Funds, Inc.+

  99.B16        Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 for each series of the Registrant.+

  27.1A         John Hancock Global Resources Fund
  27.1B         John Hancock Global Resources Fund
  27.2A         John Hancock Emerging Growth Fund
  27.2B         John Hancock Emerging Growth  Fund
  27.3A         John Hancock Government Income Fund
  27.3B         John Hancock Government Income Fund
  27.4A         John Hancock High Yield Bond Fund
  27.4B         John Hancock High Yield Bond Fund
  27.5A         John Hancock High Yield Tax-Free Fund
  27.5B         John Hancock High Yield Tax-Free Fund
  27.6A         John Hancock Money Market Fund
  27.6B         John Hancock Money Market Fund


*Previously filed with Registration Statement and/or post-effective amendment and incorporated by reference herein.

+Filed herewith.